UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-22019
                                                    -----------

                  First Trust Exchange-Traded AlphaDEX(R) Fund
         -------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
         -------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
         -------------------------------------------------------------
                    (Name and address of agent for service)

       registrant's telephone number, including area code: (630) 765-8000
                                                          ----------------

                        Date of fiscal year end: July 31
                                                ---------

                    Date of reporting period: July 31, 2012
                                             ---------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

================================================================================

EXPLANATORY NOTE: The Registrant is filing this amendment to its Form N-CSR for the period ended July 31, 2012, originally filed with the Securities and Exchange Commission on October 4, 2012 (Accession Number 0001445546-12-004333). The sole purpose of this amendment is to include as an attachment the Code of Ethics referenced in Item 2. The Code of Ethics was inadvertently omitted from the original filing.

================================================================================

ITEM 1. REPORT TO STOCKHOLDERS.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:


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FIRST TRUST

First Trust Exchange-Traded AlphaDEX(R) Fund


Annual Report                                     July 31, 2012

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AlphaDEX(R) Sector Funds

First Trust Consumer Discretionary AlphaDEX(R) Fund

First Trust Consumer Staples AlphaDEX(R) Fund

First Trust Energy AlphaDEX(R) Fund

First Trust Financials AlphaDEX(R) Fund

First Trust Health Care AlphaDEX(R) Fund

First Trust Industrials/Producer Durables AlphaDEX(R) Fund

First Trust Materials AlphaDEX(R) Fund

First Trust Technology AlphaDEX(R) Fund

First Trust Utilities AlphaDEX(R) Fund


                                  AlphaDEX(R)

                                 FAMILY OF ETFS



      AlphaDEX(R) is a registered trademark of First Trust Portfolios L.P.
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

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TABLE OF CONTENTS
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                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  SECTOR FUNDS
                                 JULY 31, 2012

Shareholder Letter............................................................ 2
Market Overview............................................................... 3
Fund Performance Overview
      First Trust Consumer Discretionary AlphaDEX(R) Fund..................... 4
      First Trust Consumer Staples AlphaDEX(R) Fund........................... 6
      First Trust Energy AlphaDEX(R) Fund..................................... 8
      First Trust Financials AlphaDEX(R) Fund.................................10
      First Trust Health Care AlphaDEX(R) Fund................................12
      First Trust Industrials/Producer Durables AlphaDEX(R) Fund..............14
      First Trust Materials AlphaDEX(R) Fund..................................16
      First Trust Technology AlphaDEX(R) Fund.................................18
      First Trust Utilities AlphaDEX(R) Fund..................................20
Notes to Fund Performance Overview............................................22
Understanding Your Fund Expenses..............................................23
Portfolio of Investments
      First Trust Consumer Discretionary AlphaDEX(R) Fund.....................25
      First Trust Consumer Staples AlphaDEX(R) Fund...........................28
      First Trust Energy AlphaDEX(R) Fund.....................................29
      First Trust Financials AlphaDEX(R) Fund.................................30
      First Trust Health Care AlphaDEX(R) Fund................................33
      First Trust Industrials/Producer Durables AlphaDEX(R) Fund..............35
      First Trust Materials AlphaDEX(R) Fund..................................37
      First Trust Technology AlphaDEX(R) Fund.................................39
      First Trust Utilities AlphaDEX(R) Fund..................................41
Statements of Assets and Liabilities..........................................44
Statements of Operations......................................................46
Statements of Changes in Net Assets...........................................48
Financial Highlights..........................................................52
Notes to Financial Statements.................................................57
Report of Independent Registered Public Accounting Firm ......................66
Additional Information .......................................................67
Board of Trustees and Officers ...............................................70
Risk Considerations...........................................................72
Privacy Policy................................................................75


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                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded AlphaDEX(R) Fund (the "Trust") described in this report (each such series is referred to as a "Fund" and collectively, as the "Funds") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in a Fund. See "Risk Considerations" at the end of this report for a discussion of other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about each Fund's portfolio and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the portfolio commentary by Robert F. Carey, Chief Market Strategist, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in each Fund are spelled out in its prospectus, statement of additional information, this report and other Fund regulatory filings.

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SHAREHOLDER LETTER
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                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                 JULY 31, 2012


Dear Shareholders:

I am pleased to present you with the annual report for your investment in First Trust Exchange-Traded AlphaDEX(R) Fund.

The report you hold contains detailed information about the Sector Funds of the First Trust Exchange-Traded AlphaDEX(R) Fund over the twelve months ended July 31, 2012. It contains a market overview and a performance analysis for the period. I encourage you to read this document and discuss it with your financial advisor. A successful investor is also typically a knowledgeable one, as we have found to be the case at First Trust.

First Trust remains committed to being a long-term investor and investment manager and to bringing you quality financial solutions regardless of market ups and downs. We have always believed, as I have written previously, that there are two ways to attain success in reaching your financial goals: staying invested in quality products and having a long-term investment horizon. We are committed to this approach in the products we manage or supervise and offer to investors.

As you know, First Trust offers a variety of products that we believe could fit many financial plans to help investors seeking long-term investment success. We encourage you to talk to your advisor about the other investments First Trust offers that might also fit your financial goals and to discuss those goals with your advisor regularly so that he or she can help keep you on track.

First Trust will continue to make available up-to-date information about your investments so you and your financial advisor are current on any First Trust investments you own. We value our relationship with you, and thank you for the opportunity to assist you in achieving your financial goals. I look forward to the remainder of 2012 and to the next edition of your Fund's report.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees of First Trust Exchange-Traded AlphaDEX(R) Fund and Chief Executive Officer of First Trust Advisors L.P.

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MARKET OVERVIEW
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                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                 ANNUAL REPORT
                                 JULY 31, 2012

ROBERT F. CAREY, CFA
SENIOR VICE PRESIDENT AND CHIEF MARKET STRATEGIST
FIRST TRUST ADVISORS L.P.

Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has 23 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst ("CFA") designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.

STATE OF THE ECONOMY/INVESTING

The U.S., while clearly not hitting on all cylinders, is one of the most attractive markets for investors to consider committing capital to, in our opinion. Interest rate levels are near their historic lows in some instances, inflation has declined from 3.6% in July 2011 to 1.4% in July 2012, corporate profits are still relatively strong but expected to strengthen, and, aside from the high unemployment rate, the U.S. economy is performing better than most people realize. The U.S. gross domestic product (GDP) growth rate was 2.3% over the past four quarters (through June 2012). That is actually higher than the 1.7% GDP growth rate for the 10-year period ended June 2012. The Blue Chip Economic Indicators survey of 50 leading economists in early August revealed a 2013 U.S. Gross Domestic Product (GDP) forecast of 2.5%.

Data compiled by the Rockefeller Institute shows that total state tax collections rose 4.7% (year-over-year) in Q1'12, the ninth consecutive quarter in which revenues were up, according to its own release. Eleven states reported double-digit growth. Overall state tax revenues are now above peak levels attained several months into the recession. With respect to the banking industry, data from the Federal Deposit Insurance Corporation (FDIC) revealed that U.S. banks saw their earnings rise 21% (year-over-year) in Q2'12. Industry profits increased for the 12th consecutive quarter, with 89% of banks posting gains.

There are other indications that the economy has taken a turn for the better. The U.S. consumer credit default rate is currently at its lowest point since late 2006, according to the S&P/Experian Consumer Credit Default Composite Index. The default rate stood at 1.5% in July 2012, below the 2.0% level it registered in August 2007, which was just before the start of the financial crisis. The BGOV (Bloomberg Government) Barometer shows that household debt as a percentage of GDP has declined to 83.5%, the lowest level since 2004, and significantly below the all-time high of 97.7% reached during the financial crisis, according to Bloomberg. Zillow Inc. announced that home values posted their first year-over-year increase since 2007 in Q2'12, according to Bloomberg. Residential property values rose 0.2% from Q2'11. Home values rose four consecutive months through June.

U.S. STOCKS AND BONDS

All of the major U.S. stock indices posted gains for the 12-month period ended July 31, 2012. The S&P 500 Index, S&P MidCap 400 Index and S&P SmallCap 600 Index were up 9.1%, 1.2%, and 4.0%, respectively, according to Bloomberg. We could be witnessing a changing of the guard in the market with respect to leadership. Large-cap stocks had lagged mid- and small-caps for the past 3, 5, 10, 15 and 20-year periods (as of 6/30/12), according to Bloomberg. Eight of the 10 major sectors in the S&P 500 posted gains over the past 12 months. The top performing sector was Telecommunication Services, up 30.5%, while the weakest showing came from Materials, down 5.2%. The year-over-year estimated earnings growth rate for the companies in the S&P 500 Index is expected to be 5.4% in 2012 and 13.4% in 2013, according to Standard & Poor's.

The current bull market has lasted 1,240 days (as of 7/31/12). It is the ninth longest on record, according to Bespoke Investment Group. The longest bull market on record lasted 4,494 days (12/4/87-3/24/00). The S&P 500's price-only return from 3/9/09-7/31/12 was 103.9%, also the ninth best on record. The aforementioned longest rally also posted the best return at 582.1%. In the 25 bull markets prior to this one, the average length was 890 days with an average price-only return of 101.6%.

In the U.S. bond market, all of the domestic categories performed well. The onset of economic weakness in Europe, stemming from its ongoing debt crisis, the tempering of growth in China and the drop in inflation in the U.S. and abroad, helped fuel a rally in bonds. The yield on the benchmark 10-Year T-Note fell 133 basis points from 2.80% on 7/29/11 to 1.47% on 7/31/12. Its yield actually hit an all-time low of 1.39% on 7/24/12. Despite concerns from a small number of influential pundits warning there could be a potential spike in the default rate for municipalities (never materialized), the top performing major group by far was tax-free debt. The Barclays Capital Municipal Bond: Long Bond (22+) Index posted a total return of 16.8%. The next closest domestic category was high yield corporate bonds, up 8.1%, as measured by the Barclays Capital U.S. Corporate High Yield Index. Treasuries, while posting a positive return, had the weakest showing of the major categories, up 4.6%, as measured by the Barclays Capital U.S. Treasury: Intermediate Index.

FOREIGN STOCKS AND BONDS

Since the biggest and most pressing concern overseas has been the debt crisis in the European Union, which is comprised of developed nations, investors appeared to be more comfortable with investing in emerging markets debt. The Barclays Capital Global Emerging Markets Index of debt securities rose 8.5% (USD), while the Barclays Capital Global Aggregate Index of higher quality debt returned 1.8%
(USD), according to Barclays Capital. Due to the slowing of economic activity abroad, investors did not appear to be enthusiastic about foreign equities in general. The MSCI Emerging Markets Index of stocks declined by 13.9% (USD), while the MSCI World Index (excluding the U.S.) of stocks from developed countries fell 11.6% (USD). The U.S. dollar appreciated 11.8% against a basket of major currencies, as measured by the Dollar Index (DXY).

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FUND PERFORMANCE OVERVIEW
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FXD - FIRST TRUST CONSUMER DISCRETIONARY ALPHADEX(R) FUND

The First Trust Consumer Discretionary AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Consumer Discretionary Index (the "Consumer Discretionary Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Consumer Discretionary Index. The shares of the Fund are listed and trade on the NYSE Arca, Inc. (the "NYSE Arca" or the "Exchange") under the ticker symbol "FXD."

The Consumer Discretionary Index is a modified equal-dollar weighted index designed by NYSE Euronext or its affiliates ("NYSE Euronext"), to objectively identify and select stocks from the Russell 1000(R) Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. NYSE Euronext constructs the Consumer Discretionary Index using the Russell Global Sectors (the "RGS") sector scheme to determine a stock's sector membership.


------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE AS OF JULY 31, 2012
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                                                                    AVERAGE ANNUAL                         CUMULATIVE
                                                                     TOTAL RETURNS                        TOTAL RETURNS
                                                1 Year Ended  5 Years Ended  Inception (05/08/07) 5 Years Ended Inception (05/08/07)
                                                   07/31/12      07/31/12       to 07/31/12          07/31/12       to 07/31/12
 FUND PERFORMANCE
 NAV                                               -3.06%         2.38%           1.10%              12.50%             5.92%
 Market Price                                      -3.16%         2.35%           1.09%              12.32%             5.81%

 INDEX PERFORMANCE
 StrataQuant(R) Consumer Discretionary Index       -2.45%         3.15%           1.88%              16.78%            10.23%
 Russell 1000(R) Index                              7.96%         1.26%           0.56%               6.45%             2.98%
 S&P 500(R) Consumer Discretionary Index           11.90%         5.12%           3.70%              23.38%            20.91%
 Russell 1000(R) Consumer Discretionary Index(1)   12.52%           NA              NA                  NA                NA
------------------------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 22.)

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PERFORMANCE REVIEW
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FXD's one-year net asset value ("NAV") return of -3.06% underperformed the benchmark S&P 500(R) Consumer Discretionary Index return of +11.90% by -14.96%. A major cause of the Fund's underperformance was being underweight in large companies that performed well. For example, Home Depot, Inc. (+53.5% one-year return), Comcast Corp. (+38.4%), and Walt Disney Co. (+29.4%) combined for an average weight of 2.3% in the Fund, versus a 16.5% average weight in the benchmark. The three companies contributed +1.0% to the Fund's total return and +5.9% to the benchmark's performance. The Fund's relative performance was also hindered by being overweight in the Diversified Consumer Services industry relative to the benchmark (3.9% vs. 0.9% average weight). For-profit education companies Education Management Corp. (-83.1% annual return), Career Education Corp. (-79.2%), and DeVry, Inc. (-68.1%) caused the industry to have extremely weak performance for the year covered by this report. In total, the Diversified Consumer Services industry caused -3.7% of the Fund's underperformance.

-----------------------------------------------------------
 PORTFOLIO SECTOR ALLOCATION AS OF JULY 31, 2012
-----------------------------------------------------------
                                          % OF TOTAL
 SECTOR                              LONG-TERM INVESTMENTS
 Consumer Discretionary                       93.41%
 Consumer Staples                              3.18
 Industrials                                   1.94
 Information Technology                        1.47
                                             -------
    Total                                    100.00%
                                             =======

-----------------------------------------------------------
 TOP TEN PORTFOLIO HOLDINGS AS OF JULY 31, 2012
-----------------------------------------------------------
                                          % OF TOTAL
 SECURITY                            LONG-TERM INVESTMENTS
 Jarden Corp.                                  1.49%
 Ross Stores, Inc.                             1.48
 TRW Automotive Holdings Corp.                 1.48
 Wal-Mart Stores, Inc.                         1.48
 American Eagle Outfitters, Inc.               1.47
 LKQ Corp.                                     1.47
 eBay, Inc.                                    1.46
 TJX (The) Cos., Inc.                          1.43
 Amazon.com, Inc.                              1.42
 Dillard's, Inc., Class A                      1.42
                                             -------
    Total                                     14.60%
                                             =======

-------------------
(1) On or about September 18, 2008, Russell Investment Group ("Russell") began calculating its Russell U.S. Indexes using an enhanced Russell sector scheme, the RGS. The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indices using the U.S. sector scheme. In addition to the implementation of the RGS, Russell changed the name of the Russell 1000(R) Consumer Discretionary and Services Index to the Russell 1000(R) Consumer Discretionary Index. Consequently, performance data is not available for all the periods shown in the table for the Russell 1000(R) Consumer Discretionary Index because performance data does not exist for each of the entire periods using solely the U.S. sector scheme or alternatively, using solely the RGS.

The StrataQuant(R) Consumer Discretionary Index is a registered trademark of NYSE Euronext and has been licensed for use by First Trust Portfolios L.P. The First Trust Consumer Discretionary AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by NYSE Euronext, and NYSE Euronext makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the StrataQuant(R) Consumer Discretionary Index in connection with the trading of the Fund.

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FUND PERFORMANCE OVERVIEW (CONTINUED)
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FXD - FIRST TRUST CONSUMER DISCRETIONARY ALPHADEX(R) FUND (CONTINUED)


                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                          MAY 8, 2007 - JULY 31, 2012


         First Trust Consumer       StrataQuant(R)                              S&P 500(R)
            Discretionary       Consumer Discretionary  Russell 1000(R)   Consumer Discretionary
           AlphaDEX(R) Fund             Index                Index                Index
5/8/07          10000                   10000                10000                10000
7/31/07          9415                    9439                 9674                 9418
1/31/08          8296                    8349                 9261                 8326
7/31/08          7133                    7194                 8647                 7355
1/31/09          4347                    4406                 5911                 5679
7/31/09          6482                    6601                 6903                 6667
1/31/10          7427                    7592                 7611                 7697
7/31/10          8108                    8319                 7904                 8410
1/31/11          9984                   10281                 9387                10051
7/31/11         10925                   11302                 9539                10806
1/31/12         10699                   11120                 9757                11372
7/31/12         10591                   11024                10298                12091


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2012

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 1, 2007 through July 31, 2012. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.


--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%      0.50%-0.99%      1.00%-1.99%      >=2.00%
8/1/07 - 7/31/08         134                 7               0               0
8/1/08 - 7/31/09         112                 5               4               1
8/1/09 - 7/31/10         175                 0               0               0
8/1/10 - 7/31/11         224                 0               0               0
8/1/11 - 7/31/12         130                 0               0               0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%      0.50%-0.99%      1.00%-1.99%      >=2.00%
8/1/07 - 7/31/08         104                 3               2               0
8/1/08 - 7/31/09         124                 9               0               0
8/1/09 - 7/31/10          76                 0               0               0
8/1/10 - 7/31/11          28                 0               0               0
8/1/11 - 7/31/12         123                 0               0               0

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FUND PERFORMANCE OVERVIEW (CONTINUED)
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FXG - FIRST TRUST CONSUMER STAPLES ALPHADEX(R) FUND

The First Trust Consumer Staples AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Consumer Staples Index (the "Consumer Staples Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Consumer Staples Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FXG."

The Consumer Staples Index is a modified equal-dollar weighted index designed by NYSE Euronext to objectively identify and select stocks from the Russell 1000(R) Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. NYSE Euronext constructs the Consumer Staples Index using the RGS sector scheme to determine a stock's sector membership.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE AS OF JULY 31, 2012
------------------------------------------------------------------------------------------------------------------------------------

                                                                         AVERAGE ANNUAL                      CUMULATIVE
                                                                         TOTAL RETURNS                     TOTAL RETURNS
                                             1 Year Ended    5 Years Ended  Inception (05/08/07) 5 Years Ended  Inception (05/08/07)
                                               07/31/12        07/31/12       to 07/31/12            07/31/12        to 07/31/12
 FUND PERFORMANCE
 NAV                                             -3.03%         5.44%           4.29%              30.35%           24.55%
 Market Price                                    -3.11%         5.42%           4.26%              30.18%           24.38%

 INDEX PERFORMANCE
 StrataQuant(R) Consumer Staples Index           -1.97%         6.29%           5.13%              35.68%           29.89%
 Russell 1000(R) Index                            7.96%         1.26%           0.56%               6.45%            2.98%
 S&P 500(R) Consumer Staples Index               19.67%         9.44%           8.48%              57.02%           53.05%
 Russell 1000(R) Consumer Staples Index(1)       16.67%          NA               NA                 NA               NA
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

--------------------------------------------------------------------------------
PERFORMANCE REVIEW
--------------------------------------------------------------------------------

FXG's one-year NAV return of -3.03% underperformed the benchmark S&P 500(R) Consumer Staples Index return of +19.67% by -22.70%. A major cause of the Fund's underperformance was being underweight in large companies that performed well. The five leading contributors to the benchmark's return were Wal-Mart
Stores, Inc. (+45.1% one-year return), Philip Morris International, Inc. (+33.7%), Coca-Cola Co. (+22.2%), Altria Group (+44.5%), and Proctor & Gamble Co. (+8.5%). In total, these companies comprised 48.9% of the benchmark's average weight and contributed +12.6% to the benchmark's total return. The same companies comprised 5.4% of the Fund's average weight and contributed +1.6% to the Fund's total return. The Fund's position in Green Mountain Coffee Roasters, Inc. was another contributor to underperformance. While the company was in the Fund during the year covered by this report, the company returned -66.9% and contributed -4.6% to the Fund's total return. Green Mountain Coffee Roasters, Inc. was not in the benchmark.

-----------------------------------------------------------
 PORTFOLIO SECTOR ALLOCATION AS OF JULY 31, 2012
-----------------------------------------------------------
                                          % OF TOTAL
 SECTOR                              LONG-TERM INVESTMENTS
 Consumer Staples                             95.16%
 Consumer Discretionary                        4.84%
                                             -------
    Total                                    100.00%
                                             =======

-----------------------------------------------------------
 TOP TEN PORTFOLIO HOLDINGS AS OF JULY 31, 2012
-----------------------------------------------------------
                                          % OF TOTAL
 SECURITY                            LONG-TERM INVESTMENTS
 GNC Holdings, Inc., Class A                   4.84%
 Walgreen Co.                                  4.84
 CVS Caremark Corp.                            4.77
 Whole Foods Market, Inc.                      4.74
 Monster Beverage Corp.                        4.60
 Smithfield Foods, Inc.                        4.21
 Bunge Ltd.                                    4.13
 Green Mountain Coffee Roasters, Inc.          4.13
 Church & Dwight Co., Inc.                     4.09
 Molson Coors Brewing Co., Class B             4.01
                                             -------
    Total                                     44.36%
                                             =======

-------------------
(1) On or about September 18, 2008, Russell began calculating its Russell U.S. Indexes using an enhanced Russell sector scheme, the RGS. The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indices using the U.S. sector scheme. Consequently, performance data is not available for all the periods shown in the table for the Russell 1000(R) Consumer Staples Index because performance data does not exist for each of the entire periods using solely the U.S. sector scheme or alternatively, using solely the RGS.

The StrataQuant(R) Consumer Staples Index is a registered trademark of NYSE Euronext and has been licensed for use by First Trust Portfolios L.P. The First Trust Consumer Staples AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by NYSE Euronext, and NYSE Euronext makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the StrataQuant(R) Consumer Staples Index in connection with the trading of the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FXG - FIRST TRUST CONSUMER STAPLES ALPHADEX(R) FUND (CONTINUED)

                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                          MAY 8, 2007 - JULY 31, 2012

         First Trust Consumer Staples  StrataQuant(R) Consumer  Russell 1000(R)  S&P 500(R) Consumer
               AlphaDEX(R) Fund             Staples Index            Index          Staples Index
5/8/07              10000                       10000                10000              10000
7/31/07              9555                        9574                 9674               9747
1/31/08              8917                        8971                 9261              10285
7/31/08              9091                        9180                 8647              10386
1/31/09              7142                        7224                 5646               8404
7/31/09              8442                        8577                 6903               9587
1/31/10              9133                        9311                 7611              10426
7/31/10              9790                       10017                 7904              10865
1/31/11             10958                       11264                 9387              11840
7/31/11             12844                       13250                 9539              12790
1/31/12             12410                       12853                 9757              13505
7/31/12             12455                       12989                10298              15305


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2012

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 1, 2007 through July 31, 2012. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%      0.50%-0.99%      1.00%-1.99%      >=2.00%
8/1/07 - 7/31/08         142                 8               0               1
8/1/08 - 7/31/09         106                 8               8               5
8/1/09 - 7/31/10         167                 0               0               0
8/1/10 - 7/31/11         194                 0               0               0
8/1/11 - 7/31/12         158                 0               0               0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%      0.50%-0.99%      1.00%-1.99%      >=2.00%
8/1/07 - 7/31/08          93                 6               0               0
8/1/08 - 7/31/09         119                 7               2               0
8/1/09 - 7/31/10          84                 0               0               0
8/1/10 - 7/31/11          58                 0               0               0
8/1/11 - 7/31/12          94                 1               0               0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FXN - FIRST TRUST ENERGY ALPHADEX(R) FUND

The First Trust Energy AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Energy Index (the "Energy Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Energy Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FXN."

The Energy Index is a modified equal-dollar weighted index designed by NYSE Euronext to objectively identify and select stocks from the Russell 1000(R) Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmarks. NYSE Euronext constructs the Energy Index using the RGS sector scheme to determine a stock's sector membership.


------------------------------------------------------------------------------------------------------------------------------------
 PERFORMANCE AS OF JULY 31, 2012
------------------------------------------------------------------------------------------------------------------------------------
                                                                  AVERAGE ANNUAL                     CUMULATIVE
                                                                  TOTAL RETURNS                     TOTAL RETURNS
                                        1 Year Ended    5 Years Ended   Inception (05/08/07) 5 Years Ended  Inception (05/08/07)
                                          07/31/12        07/31/12          to 07/31/12          07/31/12       to 07/31/12
 FUND PERFORMANCE
 NAV                                      -21.50%         -1.78%            -1.02%           -8.60%          -5.22%
 Market Price                             -21.61%         -1.80%            -1.03%           -8.70%          -5.27%

 INDEX PERFORMANCE
 StrataQuant(R) Energy Index              -20.90%         -1.08%            -0.32%           -5.30%          -1.64%
 Russell 1000(R) Index                      7.96%          1.26%             0.56%            6.45%           2.98%
 S&P 500(R) Energy Index                   -5.03%          1.60%             2.93%            8.26%          16.31%
 Russell 1000(R) Energy Index(1)           -6.66%           NA                NA               NA              NA


(See Notes to Fund Performance Overview on page 22.)

--------------------------------------------------------------------------------
PERFORMANCE REVIEW
--------------------------------------------------------------------------------

FXN's one-year NAV return of -21.50% underperformed the benchmark S&P 500(R) Energy Index return of -5.03% by -16.47%. In general, the Energy sector had weak performance during the year covered by this report due to global economic uncertainty. Despite the sector's weak performance, oil and gas behemoths Exxon Mobil Corp. (+11.6% one-year return) and Chevron Corp. (+8.8%) had solid returns. Underweighting the two companies were the primary cause of the Fund's underperformance relative to the benchmark as they comprised 43.3% of the benchmark's average weight and contributed +5.4% to the benchmark's performance. In comparison, Exxon and Chevron combined to comprise 5.4% of the Fund's average weight and contributed +0.5% to the Fund's total return.

-----------------------------------------------------------
 PORTFOLIO SECTOR ALLOCATION AS OF JULY 31, 2012
-----------------------------------------------------------
                                          % OF TOTAL
 SECTOR                              LONG-TERM INVESTMENTS
 Energy                                       99.10%
 Materials                                     0.90%
                                             -------
    Total                                    100.00%
                                             =======

-----------------------------------------------------------
 TOP TEN PORTFOLIO HOLDINGS AS OF JULY 31, 2012
-----------------------------------------------------------
                                          % OF TOTAL
 SECURITY                            LONG-TERM INVESTMENTS
 Unit Corp.                                    3.45%
 Helmerich & Payne, Inc.                       3.43
 Patterson-UTI Energy, Inc.                    3.41
 HollyFrontier Corp.                           3.38
 Newfield Exploration Co.                      3.34
 Chevron Corp.                                 3.33
 Cimarex Energy Co.                            3.29
 Sunoco, Inc.                                  3.25
 Apache Corp.                                  3.14
 ConocoPhillips                                3.12
                                             -------
    Total                                     33.14%
                                             =======

-------------------
(1) On or about September 18, 2008, Russell began calculating its Russell U.S. Indexes using an enhanced Russell sector scheme, the RGS. The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indices using the U.S. sector scheme. In addition to the implementation of the RGS, Russell combined the Russell 1000(R) Integrated Oils Index and the Russell 1000(R) Other Energy Index into one index, the Russell 1000(R) Energy Index. Consequently, performance data is not available for all the periods shown in the table for the Russell 1000(R) Energy Index because this index did not exist until on or about September 18, 2008.

The StrataQuant(R) Energy Index is a registered trademark of NYSE Euronext and has been licensed for use by First Trust Portfolios L.P. The First Trust Energy AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by NYSE Euronext, and NYSE Euronext makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the StrataQuant(R) Energy Index in connection with the trading of the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FXN - FIRST TRUST ENERGY ALPHADEX(R) FUND (CONTINUED)

                          PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                  MAY 8, 2007 - JULY 31, 2012

              First Trust Energy     StrataQuant(R)
                AlphaDEX(R) Fund       Energy Index     Russell 1000(R) Index      S&P 500(R) Energy Index
5/8/07               10000               10000                 10000                        10000
7/31/07              10370               10387                  9674                        10743
1/31/08              10594               10638                  9261                        10891
7/31/08              11990               12080                  8647                        11455
1/31/09               4831                4864                  6047                         7332
7/31/09               6865                6965                  6903                         8138
1/31/10               8005                8153                  7611                         8656
7/31/10               8119                8301                  7904                         8601
1/31/11              11422               11720                  9387                        11719
7/31/11              12073               12437                  9539                        12248
1/31/12              10110               10453                  9757                        11606
7/31/12               9477                9838                 10298                        11633


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2012

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 1, 2007 through July 31, 2012. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%      0.50%-0.99%      1.00%-1.99%      >=2.00%
8/1/07 - 7/31/08         111                 4               4               0
8/1/08 - 7/31/09         116                 9              10               2
8/1/09 - 7/31/10         162                 1               0               0
8/1/10 - 7/31/11         190                 0               0               0
8/1/11 - 7/31/12         156                 0               0               0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%      0.50%-0.99%      1.00%-1.99%      >=2.00%
8/1/07 - 7/31/08         124                 7               0               0
8/1/08 - 7/31/09         108                 5               4               1
8/1/09 - 7/31/10          86                 2               0               0
8/1/10 - 7/31/11          62                 0               0               0
8/1/11 - 7/31/12          96                 1               0               0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FXO - FIRST TRUST FINANCIALS ALPHADEX(R) FUND

The First Trust Financials AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Financials Index (the "Financials Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Financials Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FXO."

The Financials Index is a modified equal-dollar weighted index designed by NYSE Euronext to objectively identify and select stocks from the Russell 1000(R) Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. NYSE Euronext constructs the Financials Index using the RGS sector scheme to determine a stock's sector membership.


------------------------------------------------------------------------------------------------------------------------------------
 PERFORMANCE AS OF JULY 31, 2012
------------------------------------------------------------------------------------------------------------------------------------
                                                                     AVERAGE ANNUAL                         CUMULATIVE
                                                                      TOTAL RETURNS                        TOTAL RETURNS
                                             1 Year Ended  5 Years Ended  Inception (05/08/07)  5 Years Ended   Inception (05/08/07)
                                               07/31/12      07/31/12     to 07/31/12           07/31/12        to 07/31/12
 FUND PERFORMANCE
 NAV                                         4.57%         -2.47%         -4.40%                -11.74%         -20.96%
 Market Price                                4.65%         -2.49%         -4.40%                -11.84%         -20.97%

 INDEX PERFORMANCE
 StrataQuant(R) Financials Index             5.43%         -1.56%         -3.49%                 -7.56%         -16.94%
 Russell 1000(R) Index                       7.96%          1.26%          0.56%                  6.45%           2.98%
 S&P 500(R) Financials Index                 1.11%        -13.17%        -14.58%                -50.64%         -56.15%
 Russell 1000(R) Financial Index(1)          3.78%          NA              NA                    NA              NA

(See Notes to Fund Performance Overview on page 22.)

--------------------------------------------------------------------------------
PERFORMANCE REVIEW
--------------------------------------------------------------------------------

FXO's one-year NAV return of +4.57% outperformed the benchmark S&P 500(R) Financials Index return of +1.11% by +3.46%. Performance of Financial stocks was mixed for the year covered by this report with Consumer Finance companies posting strong returns, while larger diversified financial companies had poor performance. The Fund's outperformance came from being underweight in a handful of large financial institutions. Citigroup, Inc. (-29.2% one-year return), Bank of America Corp. (-24.0%), Goldman Sachs Group, Inc. (-24.1%), JPMorgan Chase & Co. (-8.3%), and Morgan Stanley (-37.9%) were the largest detractors from the benchmark's performance. The five companies comprised an average of 23.0% of the benchmark's weight and contributed -7.1% to the benchmark's annual performance. The same five banks combined to comprise 4.0% of the Fund's average weight and contributed -0.5% to the Fund's total return. The Consumer Finance industry was a bright spot in the Fund as the Fund's holdings in the industry returned +25.7% for the year. Discover Financial Services and Capital One Financial Corp. led the Fund's holdings in the industry, with one-year returns of +42.2% and +18.7%, respectively.

-----------------------------------------------------------
 PORTFOLIO SECTOR ALLOCATION AS OF JULY 31, 2012
-----------------------------------------------------------
                                          % OF TOTAL
 SECTOR                              LONG-TERM INVESTMENTS
 Financials                                   90.17%
 Information Technology                        8.55
 Industrials                                   1.28
                                             -------
    Total                                    100.00%
                                             =======

-----------------------------------------------------------
 TOP TEN PORTFOLIO HOLDINGS AS OF JULY 31, 2012
-----------------------------------------------------------
                                          % OF TOTAL
 SECURITY                            LONG-TERM INVESTMENTS
 Extra Space Storage, Inc.                     1.13%
 HCP, Inc.                                     1.12
 Reinsurance Group of America, Inc.            1.10
 Visa, Inc., Class A                           1.10
 American Tower Corp.                          1.09
 Assurant, Inc.                                1.09
 KeyCorp                                       1.08
 Alleghany Corp.                               1.07
 Leucadia National Corp.                       1.07
 MasterCard, Inc., Class A                     1.07
                                             -------
    Total                                     10.92%
                                             =======

-------------------
(1) On or about September 18, 2008, Russell began calculating its Russell U.S. Indexes using an enhanced Russell sector scheme, the RGS. The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indices using the U.S. sector scheme. Consequently, performance data is not available for all the periods shown in the table for the Russell 1000(R) Financial Services Index because performance data does not exist for each of the entire periods using solely the U.S. sector scheme or alternatively, using solely the RGS.

The StrataQuant(R) Financials Index is a registered trademark of NYSE Euronext and has been licensed for use by First Trust Portfolios L.P. The First Trust Financials AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by NYSE Euronext, and NYSE Euronext makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the StrataQuant(R) Financials Index in connection with the trading of the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FXO - FIRST TRUST FINANCIALS ALPHADEX(R) FUND (CONTINUED)


                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                          MAY 8, 2007 - JULY 31, 2012

               First Trust Financials        StrataQuant(R)                                          S&P 500(R)
                  AlphaDEX(R) Fund          Financials Index          Russell 1000(R) Index       Financials Index
5/8/07                 10000                      10000                       10000                    10000
7/31/07                 8955                       8986                        9674                     8883
1/31/08                 7939                       8017                        9261                     7875
7/31/08                 6363                       6450                        8647                     5950
1/31/09                 3908                       3976                        5646                     3444
7/31/09                 5412                       5550                        6903                     3713
1/31/10                 6429                       6618                        7611                     4081
7/31/10                 6856                       7086                        7904                     4253
1/31/11                 7898                       8199                        9387                     4772
7/31/11                 7558                       7878                        9539                     4336
1/31/12                 7621                       7979                        9757                     4162
7/31/12                 7904                       8307                       10298                     4385


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2012

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 1, 2007 through July 31, 2012. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%      0.50%-0.99%      1.00%-1.99%      >=2.00%
8/1/07 - 7/31/08         117                 4               4               1
8/1/08 - 7/31/09         127                11               4               6
8/1/09 - 7/31/10         175                 0               0               0
8/1/10 - 7/31/11         164                 0               0               0
8/1/11 - 7/31/12         151                 0               0               0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%      0.50%-0.99%      1.00%-1.99%      >=2.00%
8/1/07 - 7/31/08         112                10               2               0
8/1/08 - 7/31/09          99                 3               4               1
8/1/09 - 7/31/10          76                 0               0               0
8/1/10 - 7/31/11          88                 0               0               0
8/1/11 - 7/31/12         102                 0               0               0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FXH - FIRST TRUST HEALTH CARE ALPHADEX(R) FUND

The First Trust Health Care AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Health Care Index (the "Health Care Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Health Care Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FXH."

The Health Care Index is a modified equal-dollar weighted index designed by NYSE Euronext to objectively identify and select stocks from the Russell 1000(R) Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. NYSE Euronext constructs the Health Care Index using the RGS sector scheme to determine a stock's sector membership.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE AS OF JULY 31, 2012
------------------------------------------------------------------------------------------------------------------------------------
                                                                  AVERAGE ANNUAL                         CUMULATIVE
                                                                  TOTAL RETURNS                       TOTAL RETURNS
                                         1 Year Ended  5 Years Ended    Inception (05/08/07)  5 Years Ended    Inception (05/08/07)
                                           07/31/12      07/31/12            to 07/31/12         07/31/12            to 07/31/12
 FUND PERFORMANCE
 NAV                                         5.17%       9.08%           8.12%                 54.43%           50.41%
 Market Price                                5.10%       9.05%           8.11%                 54.22%           50.36%

 INDEX PERFORMANCE
 StrataQuant(R) Health Care Index            5.83%       9.92%           8.97%                 60.47%           56.69%
 Russell 1000(R) Index                       7.96%       1.26%           0.56%                  6.45%            2.98%
 S&P 500(R) Health Care Index               15.42%       4.88%           3.06%                 26.92%           17.05%
 Russell 1000(R) Health Care Index(1)       15.19%        NA              NA                     NA               NA
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

PERFORMANCE REVIEW

FXH's one-year NAV return of +5.17% underperformed the benchmark S&P 500(R) Health Care Index return of +15.42% by -10.25%. A major cause of the Fund's underperformance was being underweight in large pharmaceutical companies that performed well. Pfizer, Inc. (+30.1% annual return), Merck & Co., Inc. (+35.5%), Abbott Laboratories (+33.7%), Amgen, Inc. (+54.2%), and Johnson & Johnson (+10.8%) were the leading contributors to the benchmark's performance. The five companies combined had an average weight in the benchmark of 43.4% and contributed +11.7% to the benchmark's performance. The same companies combined for an average weight of 5.1% in the Fund and contributed +1.6% to the Fund's total return.

-----------------------------------------------------------
 PORTFOLIO SECTOR ALLOCATION AS OF JULY 31, 2012
-----------------------------------------------------------
                                          % OF TOTAL
 SECTOR                              LONG-TERM INVESTMENTS
 Health Care                                 100.00%
                                             -------
    Total                                    100.00%
                                             =======

-----------------------------------------------------------
 TOP TEN PORTFOLIO HOLDINGS AS OF JULY 31, 2012
-----------------------------------------------------------
                                          % OF TOTAL
 SECURITY                            LONG-TERM INVESTMENTS
 Lincare Holdings, Inc.                        2.95%
 Onyx Pharmaceuticals, Inc.                    2.74
 Medivation, Inc.                              2.65
 Alexion Pharmaceuticals, Inc.                 2.56
 Coventry Health Care, Inc.                    2.55
 Watson Pharmaceuticals, Inc.                  2.55
 DaVita, Inc.                                  2.43
 McKesson Corp.                                2.35
 Forest Laboratories, Inc.                     2.33
 Henry Schein, Inc.                            2.31
                                             -------
    Total                                     25.42%
                                             =======

-------------------
(1) On or about September 18, 2008, Russell began calculating its Russell U.S. Indexes using an enhanced Russell sector scheme, the RGS. The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indices using the U.S. sector scheme. Consequently, performance data is not available for all the periods shown in the table for the Russell 1000(R) Health Care Index because performance data does not exist for each of the entire periods using solely the U.S. sector scheme or alternatively, using solely the RGS.

The StrataQuant(R) Health Care Index is a registered trademark of NYSE Euronext and has been licensed for use by First Trust Portfolios L.P. The First Trust Health Care AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by NYSE Euronext, and NYSE Euronext makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the StrataQuant(R) Health Care Index in connection with the trading of the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FXH - FIRST TRUST HEALTH CARE ALPHADEX(R) FUND (CONTINUED)

                          PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                  MAY 8, 2007 - JULY 31, 2012


              First Trust Health Care         StrataQuant(R)                                         S&P 500(R)
               AlphaDEX(R) Fund (FXH)        Health Care Index        Russell 1000(R) Index       Health Care Index
5/8/07                 10000                       10000                      10000                     10000
7/31/07                 9740                        9764                       9674                      9222
1/31/08                 9645                        9702                       9261                      9269
7/31/08                 9465                        9573                       8647                      8940
1/31/09                 7330                        7443                       5646                      7696
7/31/09                 8830                        9001                       6903                      7974
1/31/10                10750                       10993                       7611                      9042
7/31/10                10780                       11068                       7904                      8318
1/31/11                13190                       13601                       9387                      9306
7/31/11                14302                       14805                       9539                     10142
1/31/12                14342                       14909                       9757                     10762
7/31/12                15042                       15667                      10298                     11706

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2012

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 1, 2007 through July 31, 2012. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%      0.50%-0.99%      1.00%-1.99%      >=2.00%
8/1/07 - 7/31/08         133                 7               2               0
8/1/08 - 7/31/09         118                 6               7               2
8/1/09 - 7/31/10         161                 0               0               0
8/1/10 - 7/31/11         203                 0               0               0
8/1/11 - 7/31/12         135                 0               0               0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%      0.50%-0.99%      1.00%-1.99%      >=2.00%
8/1/07 - 7/31/08          93                15               0               0
8/1/08 - 7/31/09         116                 5               1               0
8/1/09 - 7/31/10          90                 0               0               0
8/1/10 - 7/31/11          49                 0               0               0
8/1/11 - 7/31/12         118                 0               0               0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FXR - FIRST TRUST INDUSTRIALS/PRODUCER DURABLES ALPHADEX(R) FUND

The First Trust Industrials/Producer Durables AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Industrials Index (the "Industrials Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Industrials Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FXR."

The Industrials Index is a modified equal-dollar weighted index designed by NYSE Euronext to objectively identify and select stocks from the Russell 1000(R) Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. NYSE Euronext constructs the Industrials Index using the RGS sector scheme to determine a stock's sector membership.


------------------------------------------------------------------------------------------------------------------------------------
 PERFORMANCE AS OF JULY 31, 2012
------------------------------------------------------------------------------------------------------------------------------------
                                                                      AVERAGE ANNUAL                      CUMULATIVE
                                                                       TOTAL RETURNS                     TOTAL RETURNS
                                               1 Year Ended  5 Years Ended  Inception (05/08/07) 5 Years Ended  Inception (05/08/07)
                                                 07/31/12      07/31/12        to 07/31/12         07/31/12          to 07/31/12
 FUND PERFORMANCE
 NAV                                              -0.72%       -0.55%           -1.63%           -2.73%             -8.23%
 Market Price                                     -0.55%       -0.60%           -1.63%           -2.98%             -8.22%

 INDEX PERFORMANCE
 StrataQuant(R) Industrials Index                  0.10%        0.20%           -0.87%            0.99%             -4.49%
 Russell 1000(R) Index                             7.96%        1.26%            0.56%            6.45%              2.98%
 S&P 500(R) Industrials Index                      6.64%       -0.28%            0.48%           -1.39%              2.56%
 Russell 1000(R) Producer Durables Index(1)        5.39%         NA               NA               NA                 NA
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

PERFORMANCE REVIEW

FXR's one-year NAV return of -0.72% underperformed the benchmark S&P 500(R) Industrials Index return of +6.64% by -7.36%. A major cause of the Fund's underperformance was being underweight in large companies that performed well. General Electric Co. had an average weight in the Fund of 0.5% versus 15.3% in the benchmark. For the year covered by the report, the company returned +20.1%. As a result, General Electric Co. contributed +0.1% to the Fund's total return and +3.0% to the benchmark's performance. Union Pacific Corp. (+22.3% one-year return) and United Parcel Service, Inc. (+12.6%) also caused Fund underperformance by being overweight in the benchmark. The two companies combined to have an average Fund weight of 1.1% versus 9.8% of the benchmark's weight. In terms of contribution to return, the two companies contributed -1.7% to the Fund's underperformance.

-----------------------------------------------------------
 PORTFOLIO SECTOR ALLOCATION AS OF JULY 31, 2012
-----------------------------------------------------------
                                          % OF TOTAL
 SECTOR                              LONG-TERM INVESTMENTS
 Industrials                                  91.00%
 Information Technology                        8.33
 Energy                                        0.67
                                             -------
    Total                                    100.00%
                                             =======

-----------------------------------------------------------
 TOP TEN PORTFOLIO HOLDINGS AS OF JULY 31, 2012
-----------------------------------------------------------
                                          % OF TOTAL
 SECURITY                            LONG-TERM INVESTMENTS
 Kennametal, Inc.                              1.88%
 GrafTech International Ltd.                   1.83
 Gardner Denver, Inc.                          1.82
 KBR, Inc.                                     1.79
 Northrop Grumman Corp.                        1.75
 IHS, Inc., Class A                            1.73
 Toro (The) Co.                                1.73
 L-3 Communications Holdings, Inc.             1.68
 AECOM Technology Corp.                        1.66
 Spirit AeroSystems Holdings, Inc., Class A    1.66
                                             -------
    Total                                     17.53%
                                             =======

-------------------
(1) On or about September 18, 2008, Russell began calculating its Russell U.S. Indexes using an enhanced Russell sector scheme, the RGS. The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indices using the U.S. sector scheme. Consequently, performance data is not available for all the periods shown in the table for the Russell 1000(R) Producer Durables Index because performance data does not exist for each of the entire periods using solely the U.S. sector scheme or alternatively, using solely the RGS.

The StrataQuant(R) Industrials Index is a registered trademark of NYSE Euronext and has been licensed for use by First Trust Portfolios L.P. The First Trust Industrials/Producer Durables AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by NYSE Euronext, and NYSE Euronext makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the StrataQuant(R) Industrials Index in connection with the trading of the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FXR - FIRST TRUST INDUSTRIALS/PRODUCER DURABLES ALPHADEX(R) FUND (CONTINUED)



                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                          MAY 8, 2007 - JULY 31, 2012


          First Trust Industrials/Producer    StrataQuant(R)                                         S&P 500(R)
             Durables AlphaDEX(R) Fund       Industrials Index        Russell 1000(R) Index       Industrials Index
5/8/07                 10000                       10000                      10000                     10000
7/31/07                 9435                        9457                       9674                     10400
1/31/08                 8770                        8820                       9261                      9935
7/31/08                 8792                        8874                       8647                      9138
1/31/09                 4967                        5030                       5646                      5934
7/31/09                 6081                        6182                       6903                      6422
1/31/10                 7233                        7384                       7611                      7464
7/31/10                 7854                        8048                       7904                      8263
1/31/11                 9675                        9954                       9387                      9982
7/31/11                 9243                        9542                       9539                      9618
1/31/12                 9549                        9904                       9757                     10177
7/31/12                 9177                        9552                      10298                     10257

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2012

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 1, 2007 through July 31, 2012. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%      0.50%-0.99%      1.00%-1.99%      >=2.00%
8/1/07 - 7/31/08         121                 4               3               0
8/1/08 - 7/31/09         115                 3               6               0
8/1/09 - 7/31/10         163                 0               0               0
8/1/10 - 7/31/11         210                 0               0               0
8/1/11 - 7/31/12         111                 0               0               0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%      0.50%-0.99%      1.00%-1.99%      >=2.00%
8/1/07 - 7/31/08         115                 6               1               0
8/1/08 - 7/31/09         122                 6               3               0
8/1/09 - 7/31/10          88                 0               0               0
8/1/10 - 7/31/11          42                 0               0               0
8/1/11 - 7/31/12         142                 0               0               0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FXZ - FIRST TRUST MATERIALS ALPHADEX(R) FUND

The First Trust Materials AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Materials Index (the "Materials Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Materials Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FXZ."

The Materials Index is a modified equal-dollar weighted index designed by NYSE Euronext to objectively identify and select stocks from the Russell 1000(R) Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. NYSE Euronext constructs the Materials Index using the RGS sector scheme to determine a stock's sector membership.


------------------------------------------------------------------------------------------------------------------------------------
 PERFORMANCE AS OF JULY 31, 2012
------------------------------------------------------------------------------------------------------------------------------------
                                                                         AVERAGE ANNUAL                      CUMULATIVE
                                                                          TOTAL RETURNS                     TOTAL RETURNS
                                                 1 Year Ended  5 Years Ended Inception (05/08/07) 5 Years Ended Inception (05/08/07)
                                                   07/31/12      07/31/12      to 07/31/12           07/31/12       to 07/31/12
 FUND PERFORMANCE
 NAV                                                -4.78%       3.81%         3.81%               20.57%            21.59%
 Market Price                                       -4.94%       3.79%         3.79%               20.46%            21.48%

 INDEX PERFORMANCE
 StrataQuant(R) Materials Index                     -3.91%       4.62%         4.62%               25.35%            26.65%
 Russell 1000(R) Index                               7.96%       1.26%         0.56%                6.45%             2.98%
 S&P 500(R) Materials Index                         -5.20%       0.13%         0.04%                0.65%             0.21%
 Russell 1000(R) Materials and Processing Index(1)  -3.83%        NA            NA                  NA                NA
------------------------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 22.)

--------------------------------------------------------------------------------
PERFORMANCE REVIEW
--------------------------------------------------------------------------------

FXZ's one-year NAV return of -4.78% outperformed the benchmark S&P 500(R) Materials Index return of -5.20% by +0.42%. Performance in the Fund was relatively flat except for the Metals & Mining industry. Metals & Mining companies in the Fund had a one-year return of -25.9% and contributed -4.5% to the Fund's total return. Cliffs Natural Resources, Inc. was the largest detractor from the Fund's total return. During the time it was held in the Fund for the year covered by this report, Cliffs Natural Resources, Inc. returned -60.1% and contributed -1.5% to the Fund's total return. Though the Metals & Mining industry hurt the Fund's absolute performance, the Fund gained +4.3% in relative performance to the benchmark by being underweight in the industry. Much of the Fund's outperformance in the industry came from having almost no weight invested in Freeport-McMoRan Copper & Gold, Inc., which had a one-year return of -34.4% and an average weight in the benchmark of 9.0%. The Fund lost -2.3% of relative performance by being underweight Monsanto Co. relative to the benchmark. The chemical company had a one-year return of +18.4% and an average weight of 0.9% in the Fund versus an average weight of 9.8% in the benchmark.

-----------------------------------------------------------
 PORTFOLIO SECTOR ALLOCATION AS OF JULY 31, 2012
-----------------------------------------------------------
                                          % OF TOTAL
 SECTOR                              LONG-TERM INVESTMENTS
 Materials                                    87.87%
 Industrials                                  12.13
                                             -------
    Total                                    100.00%
                                             =======

-----------------------------------------------------------
 TOP TEN PORTFOLIO HOLDINGS AS OF JULY 31, 2012
-----------------------------------------------------------
                                          % OF TOTAL
 SECURITY                            LONG-TERM INVESTMENTS
 Kronos Worldwide, Inc.                        3.25%
 NewMarket Corp.                               3.22
 PPG Industries, Inc.                          3.13
 Valmont Industries, Inc.                      3.11
 Sherwin-Williams (The) Co.                    3.08
 CF Industries Holdings, Inc.                  3.07
 Domtar Corp.                                  2.92
 Ecolab, Inc.                                  2.90
 Valspar (The) Corp.                           2.90
 Lennox International, Inc.                    2.84
                                             -------
    Total                                     30.42%
                                             =======

-------------------
(1) On or about September 18, 2008, Russell began calculating its Russell U.S. Indexes using an enhanced Russell sector scheme, the RGS. The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indices using the U.S. sector scheme. Consequently, performance data is not available for all the periods shown in the table for the Russell 1000(R) Materials and Processing Index because performance data does not exist for each of the entire periods using solely the U.S. sector scheme or alternatively, using solely the RGS.

The StrataQuant(R) Materials Index is a registered trademark of NYSE Euronext and has been licensed for use by First Trust Portfolios L.P. The First Trust Materials AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by NYSE Euronext, and NYSE Euronext makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the StrataQuant(R) Materials Index in connection with the trading of the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FXZ - FIRST TRUST MATERIALS ALPHADEX(R) FUND (CONTINUED)

                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                          MAY 8, 2007 - JULY 31, 2012

               First Trust Materials         StrataQuant(R)                                          S&P 500(R)
                 AlphaDEX(R) Fund            Materials Index          Russell 1000(R) Index        Materials Index
5/8/07                 10000                      10000                       10000                     10000
7/31/07                10085                      10104                        9674                      9956
1/31/08                10310                      10362                        9261                     10271
7/31/08                11037                      11128                        8647                     10387
1/31/09                 5255                       5323                        5646                      5394
7/31/09                 7814                       7950                        6903                      7499
1/31/10                 9265                       9468                        7611                      7890
7/31/10                10371                      10617                        7904                      8450
1/31/11                12736                      13090                        9387                     10544
7/31/11                12769                      13180                        9539                     10572
1/31/12                12616                      13091                        9757                     10586
7/31/12                12159                      12665                       10298                     10021

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2012

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 1, 2007 through July 31, 2012. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%      0.50%-0.99%      1.00%-1.99%      >=2.00%
8/1/07 - 7/31/08         132                 3               5               0
8/1/08 - 7/31/09         104                 8               3               1
8/1/09 - 7/31/10         172                 0               0               0
8/1/10 - 7/31/11         200                 0               0               0
8/1/11 - 7/31/12         119                 0               0               0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%      0.50%-0.99%      1.00%-1.99%      >=2.00%
8/1/07 - 7/31/08          98                10               2               0
8/1/08 - 7/31/09         131                 8               0               0
8/1/09 - 7/31/10          79                 0               0               0
8/1/10 - 7/31/11          52                 0               0               0
8/1/11 - 7/31/12         134                 0               0               0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FXL - FIRST TRUST TECHNOLOGY ALPHADEX(R) FUND

The First Trust Technology AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Technology Index (the "Technology Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Technology Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FXL."

The Technology Index is a modified equal-dollar weighted index designed by NYSE Euronext to objectively identify and select stocks from the Russell 1000(R) Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. NYSE Euronext constructs the Technology Index using the RGS sector scheme to determine a stock's sector membership.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE AS OF JULY 31, 2012
------------------------------------------------------------------------------------------------------------------------------------
                                                                AVERAGE ANNUAL                      CUMULATIVE
                                                                TOTAL RETURNS                     TOTAL RETURNS
                                         1 Year Ended  5 Years Ended    Inception (05/08/07) 5 Years Ended     Inception (05/08/07)
                                           07/31/12       07/31/12       to 07/31/12            07/31/12            to 07/31/12

 FUND PERFORMANCE
 NAV                                        -3.80%        0.50%           0.92%                 2.52%                 4.93%
 Market Price                               -3.85%        0.51%           0.92%                 2.57%                 4.88%

 INDEX PERFORMANCE
 StrataQuant(R) Technology Index            -3.02%        1.40%           1.82%                 7.17%                 9.87%
 Russell 1000(R) Index                       7.96%        1.26%           0.56%                 6.45%                 2.98%
 S&P 500(R) Information Technology Index    13.05%        4.88%           4.98%                26.93%                28.96%
 Russell 1000(R) Technology Index(1)        10.54%         NA              NA                    NA                    NA


(See Notes to Fund Performance Overview on page 22.)

PERFORMANCE REVIEW

FXL's one-year NAV return of -3.80% underperformed the benchmark S&P 500(R) Information Technology Index return of +13.05% by -16.85%. The Fund's underperformance was caused by strong performance from large technology companies, which the Fund held at a much lower weight than the benchmark. The benchmark's three largest constituents were Apple, Inc. (+56.4% one-year return), International Business Machines Corp. (+9.6%), and Microsoft Corp. (+10.5%). In total, these companies combined for an average benchmark weight of 38.2% and contributed +10.8% to the benchmark's performance. In comparison, the same companies combined to have an average Fund weight of 3.1% and contributed +1.0% to the Fund's total return.

-----------------------------------------------------------
 PORTFOLIO SECTOR ALLOCATION AS OF JULY 31, 2012
-----------------------------------------------------------
                                          % OF TOTAL
 SECTOR                              LONG-TERM INVESTMENTS
 Information Technology                       97.22%
 Telecommunication Services                    2.78
                                             -------
    Total                                    100.00%
                                             =======

-----------------------------------------------------------
 TOP TEN PORTFOLIO HOLDINGS AS OF JULY 31, 2012
-----------------------------------------------------------
                                          % OF TOTAL
 SECURITY                            LONG-TERM INVESTMENTS
 Western Digital Corp.                         2.54%
 Solarwinds, Inc.                              2.39
 AOL, Inc.                                     2.21
 SanDisk Corp.                                 2.20
 Apple, Inc.                                   2.04
 Teradyne, Inc.                                2.04
 Vishay Intertechnology, Inc.                  2.04
 Arrow Electronics, Inc.                       2.00
 NCR Corp.                                     2.00
 Avnet, Inc.                                   1.99
                                             -------
    Total                                     21.45%
                                             =======

-------------------
(1) On or about September 18, 2008, Russell began calculating its Russell U.S. Indexes using an enhanced Russell sector scheme, the RGS. The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indices using the U.S. sector scheme. Consequently, performance data is not available for all the periods shown in the table for the Russell 1000(R) Technology Index because performance data does not exist for each of the entire periods using solely the U.S. sector scheme or alternatively, using solely the RGS.

The StrataQuant(R) Technology Index is a registered trademark of NYSE Euronext and has been licensed for use by First Trust Portfolios L.P. The First Trust Technology AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by NYSE Euronext, and NYSE Euronext makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the StrataQuant(R) Technology Index in connection with the trading of the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FXL - FIRST TRUST TECHNOLOGY ALPHADEX(R) FUND (CONTINUED)


                          PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                  MAY 8, 2007 - JULY 31, 2012

          First Trust Technology   StrataQuant(R)                            S&P 500(R) Information
              AlphaDEX(R) Fund     Technology Index   Russell 1000(R) Index     Technology Index
5/8/07             10000             10000               10000                   10000
7/31/07            10235             10252                9674                   10160
1/31/08             9030              9078                9261                    9501
7/31/08             8815              8895                8647                    9320
1/31/09             5205              5295                5646                    6101
7/31/09             7236              7397                6903                    8416
1/31/10             8246              8457                7611                    9142
7/31/10             9060              9330                7904                    9570
1/31/11            11868             12273                9387                   11466
7/31/11            10908             11328                9539                   11407
1/31/12            11048             11523                9757                   12125
7/31/12            10493             10986               10298                   12896

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2012

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 1, 2007 through July 31, 2012. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%      0.50%-0.99%      1.00%-1.99%      >=2.00%
8/1/07 - 7/31/08         130                 4               4               0
8/1/08 - 7/31/09         111                 2              11               1
8/1/09 - 7/31/10         163                 0               0               0
8/1/10 - 7/31/11         197                 0               0               0
8/1/11 - 7/31/12         161                 0               0               0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%      0.50%-0.99%      1.00%-1.99%      >=2.00%
8/1/07 - 7/31/08         107                 4               1               0
8/1/08 - 7/31/09         119                10               0               1
8/1/09 - 7/31/10          87                 1               0               0
8/1/10 - 7/31/11          55                 0               0               0
8/1/11 - 7/31/12          92                 0               0               0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FXU - FIRST TRUST UTILITIES ALPHADEX(R) FUND

The First Trust Utilities AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Utilities Index (the "Utilities Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Utilities Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FXU."

The Utilities Index is a modified equal-dollar weighted index designed by NYSE Euronext to objectively identify and select stocks from the Russell 1000(R) Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. NYSE Euronext constructs the Utilities Index using the RGS sector scheme to determine a stock's sector membership.


------------------------------------------------------------------------------------------------------------------------------------
 PERFORMANCE AS OF JULY 31, 2012
------------------------------------------------------------------------------------------------------------------------------------
                                                                 AVERAGE ANNUAL                            CUMULATIVE
                                                                 TOTAL RETURNS                            TOTAL RETURNS
                                        1 Year Ended  5 Years Ended    Inception (05/08/07)   5 Years Ended    Inception (05/08/07)
                                          07/31/12      07/31/12           to 07/31/12          07/31/12           to 07/31/12
 FUND PERFORMANCE
 NAV                                        6.65%         3.20%               1.40%              17.07%               7.53%
 Market Price                               6.65%         3.20%               1.40%              17.06%               7.52%

 INDEX PERFORMANCE
 StrataQuant(R) Utilities Index             7.55%         4.08%               2.27%              22.15%               12.44%
 Russell 1000(R) Index                      7.96%         1.26%               0.56%               6.45%               2.98%
 S&P 500(R) Utilities Index                19.29%         4.24%               2.05%              23.07%               11.18%
 Russell 1000(R) Utilities Index(1)        21.15%          NA                   NA                 NA                   NA
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

--------------------------------------------------------------------------------
PERFORMANCE REVIEW
--------------------------------------------------------------------------------

FXU's one-year NAV return of +6.65% underperformed the benchmark S&P 500(R) Utilities Index return of +19.29% by -12.64%. Much of the Fund's underperformance came from companies that were not held in the benchmark because they are classified by GICS(R) as being from the Telecommunication Services sector. The Fund had an average weight in the sector of 23.4% and the Fund's holdings in the sector returned -23.8%, resulting in -10.5% of Fund underperformance.

-----------------------------------------------------------
 PORTFOLIO SECTOR ALLOCATION AS OF JULY 31, 2012
-----------------------------------------------------------
                                          % OF TOTAL
 SECTOR                              LONG-TERM INVESTMENTS
 Utilities                                    63.88%
 Telecommunication Services                   32.10
 Energy                                        4.02
                                             -------
    Total                                    100.00%
                                             =======

-----------------------------------------------------------
 TOP TEN PORTFOLIO HOLDINGS AS OF JULY 31, 2012
-----------------------------------------------------------
                                          % OF TOTAL
 SECURITY                            LONG-TERM INVESTMENTS
 MetroPCS Communications, Inc.                 5.13%
 NRG Energy, Inc.                              4.05
 Telephone & Data Systems, Inc.                4.03
 Energen Corp.                                 4.02
 United States Cellular Corp.                  3.77
 Frontier Communications Corp.                 3.63
 Verizon Communications, Inc.                  3.60
 tw telecom, Inc.                              3.47
 Entergy Corp.                                 3.04
 American Electric Power Co., Inc.             3.00
                                             -------
    Total                                     37.74%
                                             =======

-------------------
(1) On or about September 18, 2008, Russell began calculating its Russell U.S. Indexes using an enhanced Russell sector scheme, the RGS. The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indices using the U.S. sector scheme. Consequently, performance data is not available for all the periods shown in the table for the Russell 1000(R) Utilities Index because performance data does not exist for each of the entire periods using solely the U.S. sector scheme or alternatively, using solely the RGS.

The StrataQuant(R) Utilities Index is a registered trademark of NYSE Euronext and has been licensed for use by First Trust Portfolios L.P. The First Trust Utilities AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by NYSE Euronext, and NYSE Euronext makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the StrataQuant(R) Utilities Index in connection with the trading of the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FXU - FIRST TRUST UTILITIES ALPHADEX(R) FUND (CONTINUED)


                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                          MAY 8, 2007 - JULY 31, 2012

               First Trust Utilities          StrataQuant(R)                                         S&P 500(R)
                 AlphaDEX(R) Fund             Utilities Index         Russell 1000(R) Index        Utilities Index
5/8/07                 10000                       10000                      10000                     10000
7/31/07                 9185                        9205                       9674                      9034
1/31/08                 8789                        8856                       9261                      9588
7/31/08                 8506                        8601                       8647                      9394
1/31/09                 6660                        6760                       5646                      7262
7/31/09                 7440                        7593                       6903                      7463
1/31/10                 8033                        8229                       7611                      7777
7/31/10                 8616                        8863                       7904                      8170
1/31/11                 9597                        9912                       9387                      8727
7/31/11                10083                       10456                       9539                      9322
1/31/12                10008                       10420                       9757                      9970
7/31/12                10753                       11245                      10298                     11120

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2012

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 1, 2007 through July 31, 2012. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%      0.50%-0.99%      1.00%-1.99%      >=2.00%
8/1/07 - 7/31/08         140                 5               1               1
8/1/08 - 7/31/09         110                 9               5               1
8/1/09 - 7/31/10         165                 0               0               0
8/1/10 - 7/31/11         220                 0               0               0
8/1/11 - 7/31/12         157                 0               0               0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%      0.50%-0.99%      1.00%-1.99%      >=2.00%
8/1/07 - 7/31/08          96                 5               2               0
8/1/08 - 7/31/09         125                 4               1               0
8/1/09 - 7/31/10          85                 1               0               0
8/1/10 - 7/31/11          32                 0               0               0
8/1/11 - 7/31/12          96                 0               0               0

--------------------------------------------------------------------------------
NOTES TO FUND PERFORMANCE OVERVIEW
--------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Average annual total returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative total returns" represent the total change in value of an investment over the periods indicated. For certain Funds the total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor.

Each Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period May 8, 2007 (inception) to May 10, 2007 (the first day of secondary market trading) the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all dividend distributions have been reinvested in each Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future performance.

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

SECTOR FUNDS
UNDERSTANDING YOUR FUND EXPENSES
JULY 31, 2012 (UNAUDITED)

As a shareholder of First Trust Consumer Discretionary AlphaDEX(R) Fund, First Trust Consumer Staples AlphaDEX(R) Fund, First Trust Energy AlphaDEX(R) Fund, First Trust Financials AlphaDEX(R) Fund, First Trust Health Care AlphaDEX(R) Fund, First Trust Industrials/Producer Durables AlphaDEX(R) Fund, First Trust Materials AlphaDEX(R) Fund, First Trust Technology AlphaDEX(R) Fund or First Trust Utilities AlphaDEX(R) Fund (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended July 31, 2012.

ACTUAL EXPENSES
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

----------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO       EXPENSE PAID
                                                     BEGINNING            ENDING          BASED ON THE         DURING THE
                                                   ACCOUNT VALUE       ACCOUNT VALUE        SIX-MONTH           SIX-MONTH
                                                 FEBRUARY 1, 2012      JULY 31, 2012       PERIOD (a)          PERIOD (b)
----------------------------------------------------------------------------------------------------------------------------
FIRST TRUST CONSUMER DISCRETIONARY ALPHADEX(R) FUND
Actual                                              $1,000.00           $  989.90               0.70%              $3.46
Hypothetical (5% return before expenses)            $1,000.00           $1,021.38               0.70%              $3.52

FIRST TRUST CONSUMER STAPLES ALPHADEX(R) FUND
Actual                                              $1,000.00           $1,003.60               0.70%              $3.49
Hypothetical (5% return before expenses)            $1,000.00           $1,021.38               0.70%              $3.52

FIRST TRUST ENERGY ALPHADEX(R) FUND
Actual                                              $1,000.00           $  937.40               0.70%              $3.37
Hypothetical (5% return before expenses)            $1,000.00           $1,021.38               0.70%              $3.52

FIRST TRUST FINANCIALS ALPHADEX(R) FUND
Actual                                              $1,000.00           $1,037.10               0.70%              $3.55
Hypothetical (5% return before expenses)            $1,000.00           $1,021.38               0.70%              $3.52

FIRST TRUST HEALTH CARE ALPHADEX(R) FUND
Actual                                              $1,000.00           $1,048.80               0.70%              $3.57
Hypothetical (5% return before expenses)            $1,000.00           $1,021.38               0.70%              $3.52

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

SECTOR FUNDS
UNDERSTANDING YOUR FUND EXPENSES (CONTINUED)
JULY 31, 2012 (UNAUDITED)

----------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO       EXPENSE PAID
                                                     BEGINNING            ENDING          BASED ON THE         DURING THE
                                                   ACCOUNT VALUE       ACCOUNT VALUE        SIX-MONTH           SIX-MONTH
                                                 FEBRUARY 1, 2012      JULY 31, 2012       PERIOD (a)          PERIOD (b)
----------------------------------------------------------------------------------------------------------------------------

FIRST TRUST INDUSTRIALS/PRODUCER DURABLES ALPHADEX(R) FUND
Actual                                              $1,000.00           $  961.00               0.70%              $3.41
Hypothetical (5% return before expenses)            $1,000.00           $1,021.38               0.70%              $3.52

FIRST TRUST MATERIALS ALPHADEX(R) FUND
Actual                                              $1,000.00           $  963.80               0.70%              $3.42
Hypothetical (5% return before expenses)            $1,000.00           $1,021.38               0.70%              $3.52

FIRST TRUST TECHNOLOGY ALPHADEX(R) FUND
Actual                                              $1,000.00             $949.80               0.70%              $3.39
Hypothetical (5% return before expenses)            $1,000.00           $1,021.38               0.70%              $3.52

FIRST TRUST UTILITIES ALPHADEX(R) FUND
Actual                                              $1,000.00           $1,074.40               0.70%              $3.61
Hypothetical (5% return before expenses)            $1,000.00           $1,021.38               0.70%              $3.52



(a)   These expense ratios reflect expense caps.

(b) Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (February 1, 2012 through July 31, 2012), multiplied by 182/366 (to reflect the one-half year period).

FIRST TRUST CONSUMER DISCRETIONARY ALPHADEX(R) FUND

PORTFOLIO OF INVESTMENTS
JULY 31, 2012

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS -- 100.1%
            AUTO COMPONENTS -- 4.0%
     95,937 Goodyear Tire & Rubber
               (The) Co. (a)                  $   1,098,479
    127,775 Johnson Controls, Inc.                3,149,654
    156,407 Lear Corp.                            5,560,269
    160,534 TRW Automotive Holdings
               Corp. (a)                          6,308,986
     30,215 Visteon Corp. (a)                       979,872
                                              -------------
                                                 17,097,260
                                              -------------
            AUTOMOBILES -- 4.1%
    615,373 Ford Motor Co.                        5,686,047
    299,255 General Motors Co. (a)                5,898,316
     49,549 Harley-Davidson, Inc.                 2,142,003
    129,180 Thor Industries, Inc.                 3,711,341
                                              -------------
                                                 17,437,707
                                              -------------
            COMMERCIAL SERVICES & SUPPLIES
                -- 0.3%
     65,918 KAR Auction Services, Inc. (a)        1,055,347
                                              -------------
            DISTRIBUTORS -- 2.0%
     37,609 Genuine Parts Co.                     2,408,104
    176,684 LKQ Corp. (a)                         6,242,246
                                              -------------
                                                  8,650,350
                                              -------------
            DIVERSIFIED CONSUMER SERVICES
               -- 1.4%
    190,555 DeVry, Inc.                           3,740,595
     70,910 H&R Block, Inc.                       1,143,778
     91,602 Service Corp. International           1,177,086
                                              -------------
                                                  6,061,459
                                              -------------
            FOOD & STAPLES RETAILING -- 2.9%
     62,121 Costco Wholesale Corp.                5,974,798
     84,651 Wal-Mart Stores, Inc.                 6,300,574
                                              -------------
                                                 12,275,372
                                              -------------
            HOTELS, RESTAURANTS & LEISURE
               -- 11.2%
     75,891 Bally Technologies, Inc. (a)          3,317,196
    142,211 Brinker International, Inc.           4,609,058
    103,314 Carnival Corp.                        3,438,290
      5,971 Chipotle Mexican Grill, Inc. (a)      1,745,502
     56,754 Choice Hotels International, Inc.     2,274,700
     44,761 Darden Restaurants, Inc.              2,290,868
     71,936 International Game Technology           814,316
     90,330 Marriott International, Inc.,
              Class A                             3,289,819
    528,801 MGM Resorts International (a)         5,034,186
      8,119 Panera Bread Co., Class A (a)         1,278,661
    101,639 Penn National Gaming, Inc. (a)        3,955,790
    174,109 Royal Caribbean Cruises Ltd.          4,349,243
     42,495 Starbucks Corp.                       1,924,174
     21,356 Starwood Hotels & Resorts
               Worldwide, Inc.                    1,156,427
    240,053 Wendy's (The) Co.                     1,101,843

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            HOTELS, RESTAURANTS & LEISURE
                 (CONTINUED)
    111,900 Wyndham Worldwide Corp.           $   5,824,395
     17,597 Yum! Brands, Inc.                     1,140,989
                                              -------------
                                                 47,545,457
                                              -------------
            HOUSEHOLD DURABLES -- 6.4%
    246,579 D.R. Horton, Inc.                     4,347,188
     59,182 Garmin Ltd. (b)                       2,285,017
    114,458 Harman International Industries,
               Inc.                               4,618,380
    140,446 Jarden Corp.                          6,348,159
     53,615 Leggett & Platt, Inc.                 1,242,796
     16,229 Mohawk Industries, Inc. (a)           1,078,092
      4,167 NVR, Inc. (a)                         3,225,175
     57,892 Whirlpool Corp.                       3,911,184
                                              -------------
                                                 27,055,991
                                              -------------
            INTERNET & CATALOG RETAIL
                -- 3.4%
     25,851 Amazon.com, Inc. (a)                  6,031,038
     47,140 Expedia, Inc.                         2,686,509
    127,377 Liberty Interactive Corp.,
               Class A (a)                        2,385,771
      5,326 priceline.com, Inc. (a)               3,524,427
                                              -------------
                                                 14,627,745
                                              -------------
            INTERNET SOFTWARE & SERVICES
               -- 1.5%
    140,481 eBay, Inc. (a)                        6,223,308
                                              -------------
            LEISURE EQUIPMENT & PRODUCTS
               -- 2.3%
     66,900 Hasbro, Inc.                          2,396,358
     69,851 Mattel, Inc.                          2,456,660
     63,408 Polaris Industries, Inc.              4,765,745
                                              -------------
                                                  9,618,763
                                              -------------
            MACHINERY -- 1.5%
     56,887 Snap-on, Inc.                         3,855,801
     42,821 WABCO Holdings, Inc. (a)              2,351,729
                                              -------------
                                                  6,207,530
                                              -------------
            MEDIA -- 17.7%
     69,131 CBS Corp., Class B                    2,313,123
     63,960 Charter Communications, Inc.,
               Class A (a)                        4,919,803
    198,350 Cinemark Holdings, Inc.               4,637,423
    184,589 Comcast Corp., Class A                6,008,372
     46,420 DIRECTV, Class A (a)                  2,305,217
     83,926 Discovery Communications, Inc.,
               Class A (a)                        4,249,173
     39,685 DISH Network Corp., Class A           1,220,711
     59,440 DreamWorks Animation SKG, Inc.,
               Class A (a) (b)                    1,141,248
    307,692 Gannett Co., Inc.                     4,341,534
    208,862 Interpublic Group of Cos.
              (The), Inc.                         2,061,468
     46,252 John Wiley & Sons, Inc., Class A      2,203,908
     71,350 Liberty Global, Inc., Class A (a)     3,765,853

                       See Notes to Financial Statements                 Page 25

FIRST TRUST CONSUMER DISCRETIONARY ALPHADEX(R) FUND

JULY 31, 2012

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            MEDIA (CONTINUED)
     25,782 Liberty Media Corp. - Liberty
               Capital, Class A (a)           $   2,438,977
     94,580 Madison Square Garden
               (The) Co., Class A (a)             3,428,525
    203,333 News Corp., Class A                   4,680,726
     46,622 Omnicom Group, Inc.                   2,339,492
    104,234 Pandora Media, Inc. (a) (b)           1,028,790
    257,319 Regal Entertainment Group,
               Class A (b)                        3,556,148
     62,279 Scripps Networks Interactive,
               Class A                            3,353,724
     43,131 Time Warner Cable, Inc.               3,663,116
     58,863 Time Warner, Inc.                     2,302,720
     24,101 Viacom, Inc., Class B                 1,125,758
     46,460 Virgin Media, Inc.                    1,272,075
     73,012 Walt Disney (The) Co.                 3,587,810
      9,470 Washington Post (The) Co.,
               Class B (b)                        3,205,595
                                              -------------
                                                 75,151,289
                                              -------------
            MULTILINE RETAIL -- 9.1%
     86,801 Big Lots, Inc. (a)                    3,516,308
     92,669 Dillard's, Inc., Class A              6,044,799
    108,502 Dollar General Corp. (a)              5,534,687
    109,690 Dollar Tree, Inc. (a)                 5,521,795
     68,169 Family Dollar Stores, Inc.            4,504,607
     99,626 Kohl's Corp.                          4,953,405
    103,081 Macy's, Inc.                          3,694,423
     22,804 Nordstrom, Inc.                       1,234,609
     60,849 Target Corp.                          3,690,492
                                              -------------
                                                 38,695,125
                                              -------------
            PERSONAL PRODUCTS -- 0.3%
     24,165 Nu Skin Enterprises, Inc.,
                Class A                           1,232,657
                                              -------------
            ROAD & RAIL -- 0.2%
     88,517 Hertz Global Holdings, Inc. (a)         996,701
                                              -------------
            SPECIALTY RETAIL -- 26.2%
    160,089 Aaron's, Inc.                         4,695,410
     66,383 Abercrombie & Fitch Co., Class A      2,243,745
    299,115 American Eagle Outfitters, Inc.       6,227,574
    121,703 Ascena Retail Group, Inc. (a)         2,232,033
     64,235 AutoNation, Inc. (a) (b)              2,532,786
      9,649 AutoZone, Inc. (a)                    3,620,594
     18,339 Bed Bath & Beyond, Inc. (a)           1,117,762
     43,676 CarMax, Inc. (a)                      1,215,503
    238,605 Chico's FAS, Inc.                     3,655,429
     94,423 Dick's Sporting Goods, Inc.           4,638,058
     83,317 DSW, Inc., Class A                    4,925,701
    148,209 Foot Locker, Inc.                     4,893,861
    321,432 GameStop Corp., Class A (b)           5,149,341
    165,654 Gap (The), Inc.                       4,885,136
    149,242 Guess?, Inc.                          4,492,184
     85,523 Home Depot (The), Inc.                4,462,590
     26,647 Limited Brands, Inc.                  1,267,065
     79,689 Lowe's Cos., Inc.                     2,021,710

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            SPECIALTY RETAIL (CONTINUED)
     13,520 O'Reilly Automotive, Inc. (a)     $   1,159,205
     86,557 PetSmart, Inc.                        5,722,283
     94,470 Ross Stores, Inc.                     6,276,587
    176,083 Sally Beauty Holdings, Inc. (a)       4,652,113
    102,978 Signet Jewelers Ltd.                  4,522,794
    452,217 Staples, Inc.                         5,761,245
     21,393 Tiffany & Co.                         1,175,118
    137,466 TJX (The) Cos., Inc.                  6,086,995
     42,629 Tractor Supply Co.                    3,873,697
     48,539 Ulta Salon Cosmetics &
               Fragrance, Inc.                    4,119,990
    101,246 Williams-Sonoma, Inc.                 3,518,299
                                              -------------
                                                111,144,808
                                              -------------
            TEXTILES, APPAREL & LUXURY
               GOODS -- 5.6%
    112,193 Carter's, Inc. (a)                    5,684,819
    102,978 Deckers Outdoor Corp. (a) (b)         4,295,213
     81,728 Hanesbrands, Inc. (a)                 2,453,475
     29,138 PVH Corp.                             2,314,431
     95,937 Under Armour, Inc., Class A (a) (b)   5,222,810
     26,534 VF Corp.                              3,961,526
                                              -------------
                                                 23,932,274
                                              -------------
            TOTAL COMMON STOCKS -- 100.1%
            (Cost $415,406,121)                 425,009,143
                                              -------------
            MONEY MARKET FUND -- 0.0%
     17,457 Morgan Stanley Institutional
               Treasury Money Market Fund
               - 0.03% (c)                           17,457
            (Cost $17,457)                    -------------

            INVESTMENTS OF COLLATERAL FOR
               SECURITIES LOANED -- 4.1%
            MONEY MARKET FUND -- 1.1%
  4,519,107 Goldman Sachs Financial Square
               Government Fund, 0.05% (c)         4,519,107
            (Cost $4,519,107)                 -------------

 PRINCIPAL
   VALUE
-----------

            REPURCHASE AGREEMENT -- 3.0%
$12,922,243 JPMorgan Chase & Co., 0.11% (c),
               dated 07/31/12, due 08/01/12,
               with a maturity value of
               $12,922,283. Collateralized by
               U.S. Treasury Note, interest
               rate of 1.75%, due 03/31/14.
               The value of the collateral
               including accrued interest is
               $13,114,386.                      12,922,243
            (Cost $12,922,243)                -------------


Page 26                See Notes to Financial Statements

FIRST TRUST CONSUMER DISCRETIONARY ALPHADEX(R) FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2012

            DESCRIPTION                               VALUE
-----------------------------------------------------------
            TOTAL INVESTMENTS OF COLLATERAL
               FOR SECURITIES LOANED - 4.1%   $  17,441,350
            (Cost $17,441,350)                -------------

            TOTAL INVESTMENTS -- 104.2%         442,467,950
            (Cost $432,864,928) (d)
            NET OTHER ASSETS AND
               LIABILITIES -- (4.2)%            (17,729,447)
                                              -------------
            NET ASSETS -- 100.0%              $ 424,738,503
                                              =============

(a) Non-income producing security.

(b) All or a portion of this security is on loan. (See Note 2C - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $17,077,417 and the total value of the collateral held by the Fund is $17,441,350.

(c) Interest rate shown reflects yield as of July 31, 2012.

(d) Aggregate cost for federal income tax purposes is $438,577,822. As of July 31, 2012, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $30,384,502 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $26,494,374.


---------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2012 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS              LEVEL 1       LEVEL 2       LEVEL 3
------------------------------------------------------------
Common Stocks*        $425,009,143    $        --  $      --
Money Market Fund        4,536,564             --         --
Repurchase Agreement            --     12,922,243         --
                      --------------------------------------
Total Investments     $429,545,707    $12,922,243  $      --
                      ======================================

* See Portfolio of Investments for industry breakout.

There were no transfers between levels at July 31, 2012.



                       See Notes to Financial Statements                 Page 27

FIRST TRUST CONSUMER STAPLES ALPHADEX(R) FUND

PORTFOLIO OF INVESTMENTS
JULY 31, 2012

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS -- 100.0%
            BEVERAGES -- 19.7%
     92,861 Brown-Forman Corp., Class B       $   8,688,075
    115,022 Coca-Cola (The) Co.                   9,293,778
    244,377 Coca-Cola Enterprises, Inc.           7,165,134
    110,792 Constellation Brands, Inc.,
               Class A (a)                        3,125,442
    156,629 Dr. Pepper Snapple Group, Inc.        7,139,150
    329,361 Molson Coors Brewing Co.,
               Class B                           13,938,557
    240,604 Monster Beverage Corp. (a)           15,992,948
     42,430 PepsiCo, Inc.                         3,085,934
                                              -------------
                                                 68,429,018
                                              -------------
            FOOD & STAPLES RETAILING -- 20.3%
    366,595 CVS Caremark Corp.                   16,588,424
    167,695 Fresh Market (The), Inc. (a)          9,875,559
    495,528 Safeway, Inc.                         7,705,460
    100,567 Sysco Corp.                           2,955,664
    463,318 Walgreen Co.                         16,846,242
    179,724 Whole Foods Market, Inc.             16,495,069
                                              -------------
                                                 70,466,418
                                              -------------
            FOOD PRODUCTS -- 39.7%
    304,672 Archer-Daniels-Midland Co.            7,948,892
    218,439 Bunge Ltd.                           14,366,733
    264,265 ConAgra Foods, Inc.                   6,524,703
  1,005,939 Dean Foods Co. (a)                   12,443,465
    589,964 Flowers Foods, Inc.                  12,607,531
    786,554 Green Mountain Coffee
               Roasters, Inc. (a)                14,362,476
    124,859 Hershey (The) Co.                     8,957,385
     98,550 Hormel Foods Corp.                    2,750,530
    181,614 Ingredion, Inc.                       9,429,399
     77,628 Kraft Foods, Inc., Class A            3,082,608
    225,970 McCormick & Co., Inc.                13,757,054
     85,108 Mead Johnson Nutrition Co.            6,209,480
    792,001 Smithfield Foods, Inc. (a)           14,652,018
    727,820 Tyson Foods, Inc., Class A           10,924,578
                                              -------------
                                                138,016,852
                                              -------------
            HOUSEHOLD PRODUCTS -- 9.7%
    247,065 Church & Dwight Co., Inc.            14,233,415
     41,371 Clorox (The) Co.                      3,008,085
     65,829 Colgate-Palmolive Co.                 7,067,401
    107,361 Kimberly-Clark Corp.                  9,330,745
                                              -------------
                                                 33,639,646
                                              -------------
            SPECIALTY RETAIL -- 4.8%
    437,022 GNC Holdings, Inc., Class A          16,838,458
                                              -------------
            TOBACCO -- 5.8%
    198,335 Altria Group, Inc.                    7,134,110
     22,717 Lorillard, Inc.                       2,922,315
     78,531 Philip Morris International, Inc.     7,180,874
     66,811 Reynolds American, Inc.               3,091,345
                                              -------------
                                                 20,328,644
                                              -------------

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            TOTAL COMMON STOCKS -- 100.0%     $ 347,719,036
            (Cost $360,136,938)

            MONEY MARKET FUND -- 0.1%
    211,625 Morgan Stanley Institutional
               Treasury Money Market Fund
               - 0.03% (b)                          211,625
            (Cost $211,625)                   -------------

            TOTAL INVESTMENTS -- 100.1%         347,930,661
            (Cost $360,348,563) (c)
            NET OTHER ASSETS AND
               LIABILITIES -- (0.1)%               (190,559)
                                              -------------
            NET ASSETS -- 100.0%              $ 347,740,102
                                              =============
(a) Non-income producing security.

(b) Interest rate shown reflects yield as of July 31, 2012.

(c) Aggregate cost for federal income tax purposes is $361,823,914. As of July 31, 2012, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $12,107,956 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $26,001,209.


---------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2012 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS              LEVEL 1       LEVEL 2       LEVEL 3
------------------------------------------------------------
Common Stocks*        $347,719,036   $      --     $      --
Money Market Fund          211,625          --            --
                      --------------------------------------
Total Investments     $347,930,661   $      --     $      --
                      ======================================

* See Portfolio of Investments for industry breakout.

There were no transfers between levels at July 31, 2012.


Page 28                See Notes to Financial Statements

FIRST TRUST ENERGY ALPHADEX(R) FUND

PORTFOLIO OF INVESTMENTS
JULY 31, 2012

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS -- 100.0%
            ENERGY EQUIPMENT & SERVICES -- 32.0%
     75,787 Atwood Oceanics, Inc. (a)         $   3,374,795
     69,786 Baker Hughes, Inc.                    3,232,488
     40,015 Diamond Offshore Drilling, Inc.       2,617,781
    100,978 Halliburton Co.                       3,345,401
     90,686 Helmerich & Payne, Inc.               4,216,899
     64,356 McDermott International, Inc. (a)       752,965
    164,265 Nabors Industries Ltd. (a)            2,273,428
     22,234 National Oilwell Varco, Inc.          1,607,518
     14,996 Oceaneering International, Inc.         775,143
     43,329 Oil States International, Inc. (a)    3,150,018
    270,780 Patterson-UTI Energy, Inc.            4,191,675
     22,186 Rowan Cos. PLC, Class A (a)             779,394
    120,596 RPC, Inc.                             1,622,016
      8,005 SEACOR Holdings, Inc. (a)               680,025
    116,922 Superior Energy Services, Inc. (a)    2,533,700
    106,894 Unit Corp. (a)                        4,250,106
                                              -------------
                                                 39,403,352
                                              -------------
            METALS & MINING -- 0.9%
     32,460 Walter Energy, Inc.                   1,113,378
                                              -------------
            OIL, GAS & CONSUMABLE FUELS
               -- 67.1%
     44,844 Apache Corp.                          3,861,965
     36,407 Cabot Oil & Gas Corp.                 1,536,011
     48,648 Cheniere Energy, Inc. (a)               663,072
    127,167 Chesapeake Energy Corp.               2,393,283
     37,371 Chevron Corp.                         4,095,114
     71,536 Cimarex Energy Co.                    4,055,376
     70,530 ConocoPhillips                        3,839,653
     47,386 CONSOL Energy, Inc.                   1,373,246
    189,771 Denbury Resources, Inc. (a)           2,869,338
     40,806 Devon Energy Corp.                    2,412,451
     13,342 EQT Corp.                               752,489
     16,755 Exxon Mobil Corp.                     1,455,172
     54,425 Hess Corp.                            2,566,683
    111,292 HollyFrontier Corp.                   4,161,208
     68,913 Laredo Petroleum Holdings, Inc. (a)   1,583,621
    112,129 Marathon Oil Corp.                    2,968,055
     63,834 Marathon Petroleum Corp.              3,019,348
     47,054 Murphy Oil Corp.                      2,524,918
    134,493 Newfield Exploration Co. (a)          4,106,071
      8,473 Noble Energy, Inc.                      740,794
     27,562 Occidental Petroleum Corp.            2,398,721
    116,925 Peabody Energy Corp.                  2,441,394
     32,485 Pioneer Natural Resources Co.         2,879,146
     20,366 Plains Exploration & Production
               Co. (a)                              813,825
     47,852 QEP Resources, Inc.                   1,436,996
     11,580 Range Resources Corp.                   724,908
    107,166 SandRidge Energy, Inc. (a)              730,872
     29,168 SM Energy Co.                         1,373,521
     22,460 Southwestern Energy Co. (a)             746,795
     82,997 Sunoco, Inc.                          3,999,625
    114,888 Tesoro Corp. (a)                      3,176,653

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            OIL, GAS & CONSUMABLE FUELS (CONTINUED)
    102,538 Ultra Petroleum Corp. (a)         $   2,436,303
     97,927 Valero Energy Corp.                   2,692,993
     69,716 Whiting Petroleum Corp. (a)           2,816,526
     37,676 World Fuel Services Corp.             1,525,501
     88,595 WPX Energy, Inc. (a)                  1,413,090
                                              -------------
                                                 82,584,737
                                              -------------
            TOTAL INVESTMENTS -- 100.0%         123,101,467
            (Cost $129,290,696) (b)
            NET OTHER ASSETS AND
               LIABILITIES -- 0.0%                  (36,368)
                                              -------------
            NET ASSETS -- 100.0%               $123,065,099
                                              =============

(a)   Non-income producing security.

(b) Aggregate cost for federal income tax purposes is $131,778,535. As of July 31, 2012, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $3,722,236 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $12,399,304.


---------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2012 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS             LEVEL 1     LEVEL 2       LEVEL 3
------------------------------------------------------------
Common Stocks*        $123,101,467   $      --     $      --
                      ======================================

* See Portfolio of Investments for industry breakout.

There were no transfers between levels at July 31, 2012.



                       See Notes to Financial Statements                 Page 29

FIRST TRUST FINANCIALS ALPHADEX(R) FUND

PORTFOLIO OF INVESTMENTS
JULY 31, 2012

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS -- 99.9%
            CAPITAL MARKETS -- 12.2%
     12,007 Affiliated Managers Group,
               Inc. (a)                       $   1,339,861
    217,480 American Capital Ltd. (a)             2,166,101
     16,252 Ameriprise Financial, Inc.              840,553
    106,451 Ares Capital Corp.                    1,770,280
     77,401 Bank of New York Mellon (The)
               Corp.                              1,647,093
      5,000 BlackRock, Inc.                         851,300
    211,311 E*TRADE Financial Corp. (a)           1,612,303
     15,761 Eaton Vance Corp.                       418,139
     38,877 Federated Investors, Inc., Class B      781,817
     11,839 Franklin Resources, Inc.              1,360,893
     13,710 Goldman Sachs Group (The), Inc.       1,383,339
     58,143 Invesco Ltd.                          1,286,705
    280,053 Janus Capital Group, Inc.             2,024,783
    130,787 Jefferies Group, Inc.                 1,640,069
     49,830 Legg Mason, Inc.                      1,221,832
     25,153 LPL Financial Holdings, Inc.            704,787
     90,064 Morgan Stanley                        1,230,274
     29,435 State Street Corp.                    1,188,585
     13,493 T. Rowe Price Group, Inc.               819,700
     24,986 TD Ameritrade Holding Corp.             397,777
     28,052 Waddell & Reed Financial, Inc.,
               Class A                              816,033
                                              -------------
                                                 25,502,224
                                              -------------
            COMMERCIAL BANKS -- 12.3%
     99,623 Associated Banc-Corp.                 1,244,291
     13,769 BB&T Corp.                              431,934
     14,597 BOK Financial Corp.                     824,584
      8,741 City National Corp.                     430,756
     13,830 Comerica, Inc.                          417,804
     11,207 Commerce Bancshares, Inc.               441,332
      7,390 Cullen/Frost Bankers, Inc.              408,741
     18,105 East West Bancorp, Inc.                 394,689
    126,785 Fifth Third Bancorp                   1,752,169
     10,193 First Citizens BancShares, Inc.,
               Class A                            1,674,608
     49,100 First Horizon National Corp.            404,093
    171,765 First Niagara Financial Group, Inc.   1,301,979
     12,641 First Republic Bank                     411,212
     85,030 Fulton Financial Corp.                  781,426
    265,459 Huntington Bancshares, Inc.           1,649,828
    282,947 KeyCorp                               2,257,917
     10,289 M&T Bank Corp.                          883,208
     27,804 PNC Financial Services Group, Inc.    1,643,216
    102,283 Popular, Inc. (a)                     1,541,405
    125,847 Regions Financial Corp.                 875,895
     13,931 Signature Bank (a)                      898,549
     17,530 SunTrust Banks, Inc.                    414,584
      7,233 SVB Financial Group (a)                 418,140
     13,208 U.S. Bancorp                            442,468
     40,069 Valley National Bancorp                 372,642
     39,293 Wells Fargo & Co.                     1,328,496
    112,774 Zions Bancorporation                  2,052,487
                                              -------------
                                                 25,698,453
                                              -------------

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            CONSUMER FINANCE -- 2.3%
     29,184 American Express Co.              $   1,684,209
     31,082 Capital One Financial Corp.           1,755,822
     38,000 Discover Financial Services           1,366,480
                                              -------------
                                                  4,806,511
                                              -------------
            DIVERSIFIED FINANCIAL SERVICES
                -- 8.5%
     51,922 Bank of America Corp.                   381,107
     30,691 CBOE Holdings, Inc.                     874,693
     79,897 Citigroup, Inc.                       2,167,606
     40,841 CME Group, Inc.                       2,128,225
     89,268 Interactive Brokers Group, Inc.,
               Class A                            1,236,362
      9,666 IntercontinentalExchange, Inc. (a)    1,268,373
     61,295 JPMorgan Chase & Co.                  2,206,620
    102,966 Leucadia National Corp.               2,232,303
     11,619 Moody's Corp.                           470,918
     12,483 MSCI, Inc. (a)                          413,811
     96,602 NASDAQ OMX Group (The), Inc.          2,192,865
     85,614 NYSE Euronext                         2,181,445
                                              -------------
                                                 17,754,328
                                              -------------
            INSURANCE -- 31.2%
     17,728 ACE Ltd.                              1,303,008
     30,852 Aflac, Inc.                           1,350,701
      6,444 Alleghany Corp. (a)                   2,228,400
     27,559 Allied World Assurance Co.
               Holdings AG                        2,078,775
     12,104 Allstate (The) Corp.                    415,167
     43,305 American Financial Group, Inc.        1,633,032
     68,247 American International Group,
                Inc. (a)                          2,134,084
     23,839 American National Insurance Co.       1,678,981
     18,158 Aon PLC                                 893,374
     42,807 Arch Capital Group Ltd. (a)           1,660,912
     48,443 Arthur J. Gallagher & Co.             1,718,758
     29,393 Aspen Insurance Holdings Ltd.           844,755
     62,858 Assurant, Inc.                        2,276,088
     30,125 Assured Guaranty Ltd.                   360,897
     67,284 Axis Capital Holdings Ltd.            2,210,952
     10,192 Berkshire Hathaway, Inc.,
               Class B (a)                          864,689
     62,299 Brown & Brown, Inc.                   1,572,427
     18,047 Chubb (The) Corp.                     1,311,836
     47,405 CNA Financial Corp.                   1,237,745
     22,168 Endurance Specialty Holdings Ltd.       768,565
      5,933 Erie Indemnity Co., Class A             422,964
     16,416 Everest Re Group, Ltd.                1,669,507
     68,226 Fidelity National Financial, Inc.,
               Class A                            1,270,368
     55,966 Hanover Insurance Group (The), Inc.   1,962,728
     96,368 Hartford Financial Services Group
               (The), Inc.                        1,585,254
     54,107 HCC Insurance Holdings, Inc.          1,657,838
     13,813 Kemper Corp.                            451,961
     10,382 Loews Corp.                             411,023
        960 Markel Corp. (a)                        414,778
     26,359 Marsh & McLennan Cos., Inc.             875,382
     52,554 Mercury General Corp.                 1,903,506
     70,987 MetLife, Inc.                         2,184,270


Page 30                See Notes to Financial Statements

FIRST TRUST FINANCIALS ALPHADEX(R) FUND

JULY 31, 2012

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            INSURANCE (CONTINUED)
     28,939 PartnerRe Ltd.                    $   2,096,341
     50,096 Principal Financial Group, Inc.       1,281,957
     24,580 ProAssurance Corp.                    2,201,631
     20,391 Progressive (The) Corp.                 402,518
     74,468 Protective Life Corp.                 2,078,402
     17,541 Prudential Financial, Inc.              846,879
     41,159 Reinsurance Group of America, Inc.    2,291,321
     22,353 RenaissanceRe Holdings Ltd.           1,653,898
     58,937 StanCorp Financial Group, Inc.        1,753,965
     33,610 Torchmark Corp.                       1,672,097
     26,610 Travelers (The) Cos., Inc.            1,667,116
     22,202 Unum Group                              419,396
     53,041 Validus Holdings Ltd.                 1,725,424
     21,827 W. R. Berkley Corp.                     799,523
      1,630 White Mountains Insurance
               Group Ltd.                           832,262
                                              -------------
                                                 65,075,455
                                              -------------
            IT SERVICES -- 8.4%
     16,221 Alliance Data Systems Corp. (a)       2,108,730
     46,393 CoreLogic, Inc. (a)                   1,067,039
     49,851 Fidelity National Information
               Services, Inc.                     1,567,316
     23,526 Fiserv, Inc. (a)                      1,649,878
     37,500 FleetCor Technologies, Inc. (a)       1,384,500
      9,824 Global Payments, Inc.                   420,664
     24,606 Jack Henry & Associates, Inc.           854,566
     67,203 Lender Processing Services, Inc.      1,657,898
      5,093 MasterCard, Inc., Class A             2,223,451
     91,519 Total System Services, Inc.           2,164,424
     17,717 Visa, Inc., Class A                   2,286,733
                                              -------------
                                                 17,385,199
                                              -------------
            PROFESSIONAL SERVICES -- 1.3%
     11,933 Dun & Bradstreet (The) Corp.            956,907
     36,460 Equifax, Inc.                         1,707,787
                                              -------------
                                                  2,664,694
                                              -------------
            REAL ESTATE INVESTMENT TRUSTS
               -- 20.6%
     29,211 American Campus Communities, Inc.     1,392,196
     50,551 American Capital Agency Corp.         1,776,362
     31,328 American Tower Corp.                  2,265,328
     48,614 Apartment Investment &
               Management Co., Class A            1,333,482
     12,125 Boston Properties, Inc.               1,344,663
     12,555 Camden Property Trust                   895,297
    927,977 Chimera Investment Corp.              2,004,430
     44,427 CommonWealth REIT                       810,348
     22,633 Digital Realty Trust, Inc.            1,766,958
     19,051 Equity Lifestyle Properties, Inc.     1,370,148
     13,621 Equity Residential                      862,346
      8,539 Essex Property Trust, Inc.            1,343,697
     71,572 Extra Space Storage, Inc.             2,343,267
     12,625 Federal Realty Investment Trust       1,371,833
     45,947 Hatteras Financial Corp.              1,343,950

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            REAL ESTATE INVESTMENT TRUSTS
               (CONTINUED)
     49,603 HCP, Inc.                         $   2,341,758
     13,844 Home Properties, Inc.                   908,305
     17,149 Hospitality Properties Trust            416,206
     45,239 Kilroy Realty Corp.                   2,141,614
    215,329 MFA Financial, Inc.                   1,739,858
     12,447 Mid-America Apartment
               Communities, Inc.                    861,706
     10,698 Plum Creek Timber Co., Inc.             434,232
     17,353 Post Properties, Inc.                   896,282
      9,101 Public Storage                        1,355,594
      9,460 Rayonier, Inc.                          451,147
     35,714 Regency Centers Corp.                 1,708,915
     19,029 Senior Housing Properties Trust         432,910
     10,915 Simon Property Group, Inc.            1,751,748
     10,588 SL Green Realty Corp.                   833,805
     53,008 Tanger Factory Outlet Centers, Inc.   1,706,858
     17,029 Taubman Centers, Inc.                 1,320,088
     58,766 Weyerhaeuser Co.                      1,372,186
                                              -------------
                                                 42,897,517
                                              -------------
            REAL ESTATE MANAGEMENT &
               DEVELOPMENT -- 1.2%
     25,961 CBRE Group, Inc., Class A (a)           404,472
     21,318 Howard Hughes (The) Corp. (a)         1,313,828
     12,072 Jones Lang LaSalle, Inc.                805,082
                                              -------------
                                                  2,523,382
                                              -------------
            SOFTWARE -- 0.2%
      4,571 FactSet Research Systems, Inc.          424,920
                                              -------------
            THRIFTS & MORTGAGE FINANCE
               -- 1.7%
     36,024 BankUnited, Inc.                        877,545
    104,869 New York Community Bancorp, Inc.      1,361,200
     73,166 People's United Financial, Inc.         838,482
     25,145 Washington Federal, Inc.                400,560
                                              -------------
                                                  3,477,787
                                              -------------
            TOTAL COMMON STOCKS -- 99.9%        208,210,470
            (Cost $216,227,917)
            MONEY MARKET FUND -- 0.1%
    215,507 Morgan Stanley Institutional
               Treasury Money Market Fund
               - 0.03% (b)                          215,507
            (Cost $215,507)                   -------------

            TOTAL INVESTMENTS -- 100.0%         208,425,977
            (Cost $216,443,424) (c)
            NET OTHER ASSETS AND
               LIABILITIES -- 0.0%                  (56,916)
                                              -------------
            NET ASSETS -- 100.0%               $208,369,061
                                              =============

                       See Notes to Financial Statements                 Page 31

FIRST TRUST FINANCIALS ALPHADEX(R) FUND

JULY 31, 2012

(a)   Non-income producing security.

(b)   Interest rate shown reflects yield as of July 31, 2012.

(c) Aggregate cost for federal income tax purposes is $220,659,158. As of July 31, 2012, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $2,760,867 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $14,994,048.


---------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2012 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS              LEVEL 1       LEVEL 2       LEVEL 3
------------------------------------------------------------
Common Stocks*        $208,210,470   $      --     $      --
Money Market Fund          215,507          --            --
                      --------------------------------------
Total Investments     $208,425,977   $      --     $      --
                      ======================================

* See Portfolio of Investments for industry breakout.

There were no transfers between levels at July 31, 2012.

Page 32                        See Notes to Financial Statements

FIRST TRUST HEALTH CARE ALPHADEX(R) FUND

PORTFOLIO OF INVESTMENTS
JULY 31, 2012

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS -- 100.0%
            BIOTECHNOLOGY -- 21.6%
    130,244 Alexion Pharmaceuticals, Inc. (a) $  13,656,083
     70,822 Amgen, Inc.                           5,849,897
    256,557 Amylin Pharmaceuticals, Inc. (a)      7,899,390
    140,284 Ariad Pharmaceuticals, Inc. (a)       2,683,633
     50,169 Biogen Idec, Inc. (a)                 7,316,145
    182,996 BioMarin Pharmaceutical, Inc. (a)     7,189,913
    141,236 Gilead Sciences, Inc. (a)             7,673,352
    106,348 Incyte Corp. (a)                      2,657,637
    141,497 Medivation, Inc. (a)                 14,107,251
    217,644 Myriad Genetics, Inc. (a)             5,408,453
    194,638 Onyx Pharmaceuticals, Inc. (a)       14,592,011
     90,589 Regeneron Pharmaceuticals, Inc. (a)  12,197,809
     48,887 United Therapeutics Corp. (a)         2,678,030
    231,284 Vertex Pharmaceuticals, Inc. (a)     11,219,587
                                              -------------
                                                115,129,191
                                              -------------
            HEALTH CARE EQUIPMENT & SUPPLIES
                -- 19.3%
    372,574 Alere, Inc. (a)                       7,030,471
     45,422 Baxter International, Inc.            2,657,641
     69,208 Becton, Dickinson & Co.               5,239,738
  1,824,828 Boston Scientific Corp. (a)           9,434,361
     48,145 C. R. Bard, Inc.                      4,682,583
     30,273 Cooper (The) Cos., Inc.               2,278,346
     96,705 Covidien PLC                          5,403,875
     63,850 DENTSPLY International, Inc.          2,320,309
    100,164 Edwards Lifesciences Corp. (a)       10,136,597
     88,114 Gen-Probe, Inc. (a)                   7,286,147
    234,777 Hill-Rom Holdings, Inc.               6,139,419
    107,636 IDEXX Laboratories, Inc. (a)          9,490,266
     18,677 Intuitive Surgical, Inc. (a)          8,992,975
    187,002 Medtronic, Inc.                       7,371,619
    165,815 ResMed, Inc. (a)                      5,233,121
     43,822 Stryker Corp.                         2,280,059
    112,535 Zimmer Holdings, Inc.                 6,631,687
                                              -------------
                                                102,609,214
                                              -------------
            HEALTH CARE PROVIDERS
               & SERVICES -- 38.8%
    266,871 Aetna, Inc.                           9,623,368
    109,881 AMERIGROUP Corp. (a)                  9,876,104
     61,350 AmerisourceBergen Corp.               2,435,595
     57,480 Cardinal Health, Inc.                 2,476,813
    130,368 Catamaran Corp. (a)                  11,017,400
    117,580 Cigna Corp.                           4,736,122
    369,128 Community Health Systems, Inc. (a)    9,084,240
    406,840 Coventry Health Care, Inc.           13,559,977
    131,691 DaVita, Inc. (a)                     12,961,028
    185,327 Express Scripts Holding Co. (a)      10,737,846
    425,026 HCA Holdings, Inc.                   11,254,689
    659,035 Health Management Associates,
               Inc., Class A (a)                  4,336,450
    213,166 Health Net, Inc. (a)                  4,693,915
    164,780 Henry Schein, Inc. (a)               12,327,192
    133,616 Humana, Inc.                          8,230,746
    252,486 LifePoint Hospitals, Inc. (a)         9,624,766

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            HEALTH CARE PROVIDERS
               & SERVICES (CONTINUED)
    380,170 Lincare Holdings, Inc.            $  15,739,038
    137,950 McKesson Corp.                       12,516,204
     75,474 MEDNAX, Inc. (a)                      4,991,096
    210,115 Patterson Cos., Inc.                  7,164,922
     40,297 Quest Diagnostics, Inc.               2,354,554
    460,730 Tenet Healthcare Corp. (a)            2,128,573
     88,435 UnitedHealth Group, Inc.              4,518,144
    239,735 Universal Health Services, Inc.,
               Class B                            9,368,844
    109,845 VCA Antech, Inc. (a)                  1,999,179
    162,198 WellPoint, Inc.                       8,643,531
                                              -------------
                                                206,400,336
                                              -------------
            HEALTH CARE TECHNOLOGY -- 2.5%
    220,885 Allscripts Healthcare Solutions,
               Inc. (a)                           2,032,142
    156,461 Cerner Corp. (a)                     11,565,597
                                              -------------
                                                 13,597,739
                                              -------------
            LIFE SCIENCES TOOLS & SERVICES
               -- 4.2%
     72,420 Bio-Rad Laboratories, Inc.,
               Class A (a)                        6,967,528
     73,688 Charles River Laboratories
               International, Inc. (a)            2,507,603
    114,988 Life Technologies Corp. (a)           5,045,673
    139,525 Thermo Fisher Scientific, Inc.        7,767,357
                                              -------------
                                                 22,288,161
                                              -------------
            PHARMACEUTICALS -- 13.6%
    112,350 Abbott Laboratories                   7,449,929
    143,911 Bristol-Myers Squibb Co.              5,123,232
    168,796 Eli Lilly & Co.                       7,432,088
    369,636 Forest Laboratories, Inc. (a)        12,401,288
    123,914 Merck & Co., Inc.                     5,473,281
    112,977 Mylan, Inc. (a)                       2,601,860
     87,739 Perrigo Co.                          10,004,001
    190,064 Salix Pharmaceuticals Ltd. (a)        8,518,668
    174,806 Watson Pharmaceuticals, Inc. (a)     13,605,151
                                              -------------
                                                 72,609,498
                                              -------------
            TOTAL COMMON STOCKS -- 100.0%       532,634,139
            (Cost $525,342,512)

            MONEY MARKET FUND -- 0.1%
    249,079 Morgan Stanley Institutional
               Treasury Money Market Fund
               - 0.03% (b)                          249,079
            (Cost $249,079)                   -------------

            TOTAL INVESTMENTS -- 100.1%         532,883,218
            (Cost $525,591,591) (c)
            NET OTHER ASSETS AND
               LIABILITIES -- (0.1)%               (435,078)
                                              -------------
            NET ASSETS -- 100.0%               $532,448,140
                                              =============

                       See Notes to Financial Statements                 Page 33

FIRST TRUST HEALTH CARE ALPHADEX(R) FUND

JULY 31, 2012

(a)   Non-income producing security.

(b)   Interest rate shown reflects yield as of July 31, 2012.

(c) Aggregate cost for federal income tax purposes is $535,716,900. As of July 31, 2012, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $24,983,499 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $27,817,181.


---------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2012 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS              LEVEL 1       LEVEL 2       LEVEL 3
------------------------------------------------------------
Common Stocks*        $532,634,139   $      --     $      --
Money Market Fund          249,079          --            --
                      --------------------------------------
Total Investments     $532,883,218   $      --     $      --
                      ======================================

* See Portfolio of Investments for industry breakout.

There were no transfers between levels at July 31, 2012.

Page 34                See Notes to Financial Statements

FIRST TRUST INDUSTRIALS/PRODUCER DURABLES ALPHADEX(R) FUND

PORTFOLIO OF INVESTMENTS
JULY 31, 2012

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS -- 100.0%
            AEROSPACE & DEFENSE -- 16.2%
     34,640 Alliant Techsystems, Inc.         $   1,604,525
     22,927 BE Aerospace, Inc. (a)                  899,426
      8,982 Boeing (The) Co.                        663,860
    135,361 Exelis, Inc.                          1,272,393
     20,235 General Dynamics Corp.                1,283,708
     24,679 L-3 Communications Holdings, Inc.     1,749,494
      7,661 Lockheed Martin Corp.                   683,898
     27,462 Northrop Grumman Corp.                1,817,984
     17,688 Raytheon Co.                            981,330
     73,509 Spirit AeroSystems Holdings,
               Inc., Class A (a)                  1,727,462
     40,249 Textron, Inc.                         1,048,486
     13,042 TransDigm Group, Inc. (a)             1,608,861
     23,720 Triumph Group, Inc.                   1,483,212
                                              -------------
                                                 16,824,639
                                              -------------
            AIR FREIGHT & LOGISTICS -- 1.9%
     14,571 FedEx Corp.                           1,315,761
      4,236 United Parcel Service, Inc.,
               Class B                              320,284
     22,837 UTI Worldwide, Inc.                     302,590
                                              -------------
                                                  1,938,635
                                              -------------
            AIRLINES -- 5.6%
     21,240 Copa Holdings SA, Class A             1,646,737
    159,975 Delta Air Lines, Inc. (a)             1,543,759
    144,756 Southwest Airlines Co.                1,330,308
     71,998 United Continental
               Holdings, Inc. (a)                 1,360,042
                                              -------------
                                                  5,880,846
                                              -------------
            COMMERCIAL SERVICES & SUPPLIES
                -- 7.0%
     24,410 Avery Dennison Corp.                    751,584
     25,927 Cintas Corp.                          1,027,487
     11,331 Corrections Corp. of America            352,168
     58,368 Covanta Holding Corp.                 1,002,762
     10,125 Iron Mountain, Inc.                     326,126
     28,348 R.R. Donnelley & Sons Co.               343,578
     37,829 Republic Services, Inc.               1,094,393
     14,914 Rollins, Inc.                           351,672
     10,918 Stericycle, Inc. (a)                  1,013,736
     11,151 Waste Connections, Inc.                 343,116
     19,981 Waste Management, Inc.                  687,347
                                              -------------
                                                  7,293,969
                                              -------------
            COMPUTERS & PERIPHERALS -- 1.1%
     65,903 Lexmark International, Inc.,
               Class A                            1,152,643
                                              -------------
            CONSTRUCTION & ENGINEERING
               -- 5.4%
    106,488 AECOM Technology Corp. (a)            1,726,170
     17,579 Chicago Bridge & Iron Co.
               N.V., ADR                            628,273
      6,763 Fluor Corp.                             335,310

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            CONSTRUCTION & ENGINEERING
               (CONTINUED)
     26,440 Jacobs Engineering Group,
               Inc. (a)                       $   1,019,791
     70,892 KBR, Inc.                             1,860,206
                                              -------------
                                                  5,569,750
                                              -------------
            ELECTRICAL EQUIPMENT -- 8.4%
     30,084 AMETEK, Inc.                            932,604
     13,617 Babcock & Wilcox (The) Co. (a)          341,787
     19,574 Cooper Industries PLC                 1,406,979
      7,162 Emerson Electric Co.                    342,129
     38,590 General Cable Corp. (a)               1,008,357
    181,529 GrafTech International Ltd. (a)       1,896,978
     17,123 Hubbell, Inc., Class B                1,408,880
     10,720 Regal-Beloit Corp.                      690,046
      6,770 Roper Industries, Inc.                  673,277
                                              -------------
                                                  8,701,037
                                              -------------
            ELECTRONIC EQUIPMENT, INSTRUMENTS
                & COMPONENTS -- 1.3%
     51,334 FLIR Systems, Inc.                    1,049,780
      7,252 Trimble Navigation Ltd. (a)             320,974
                                              -------------
                                                  1,370,754
                                              -------------
            ENERGY EQUIPMENT & SERVICES
               -- 0.7%
     14,394 Tidewater, Inc.                         699,117
                                              -------------
            INDUSTRIAL CONGLOMERATES -- 3.6%
      3,725 3M Co.                                  339,832
     33,038 Carlisle Cos., Inc.                   1,668,089
     12,815 Danaher Corp.                           676,760
     16,011 General Electric Co.                    332,228
     12,627 Tyco International Ltd.                 693,727
                                              -------------
                                                  3,710,636
                                              -------------
            IT SERVICES -- 3.4%
     11,106 Accenture PLC, Class A                  669,692
      5,994 Automatic Data Processing, Inc.         338,960
     87,349 Booz Allen Hamilton Holding Corp.     1,522,493
     60,190 Genpact Ltd. (a)                      1,048,510
                                              -------------
                                                  3,579,655
                                              -------------
            MACHINERY -- 25.4%
     38,305 AGCO Corp. (a)                        1,679,291
     34,347 CNH Global N.V. (a)                   1,309,308
     12,101 Colfax Corp. (a)                        350,203
      6,887 Cummins, Inc.                           660,463
     12,379 Deere & Co.                             950,955
     24,897 Dover Corp.                           1,356,140
     33,679 Eaton Corp.                           1,476,487
      8,725 Flowserve Corp.                       1,046,826
     33,108 Gardner Denver, Inc.                  1,886,494
     16,372 Harsco Corp.                            347,905
      8,559 IDEX Corp.                              326,526
     12,618 Illinois Tool Works, Inc.               685,662
     23,732 Ingersoll-Rand PLC                    1,006,474
     52,844 Kennametal, Inc.                      1,949,944


                       See Notes to Financial Statements                 Page 35

FIRST TRUST INDUSTRIALS/PRODUCER DURABLES ALPHADEX(R) FUND

JULY 31, 2012

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            MACHINERY (CONTINUED)
     30,481 Lincoln Electric Holdings, Inc.   $   1,215,582
     57,035 Manitowoc (The) Co., Inc.               684,420
     23,522 Navistar International Corp. (a)        578,641
     63,709 Oshkosh Corp. (a)                     1,434,727
     25,541 PACCAR, Inc.                          1,021,895
     17,359 Parker Hannifin Corp.                 1,394,275
      5,183 Stanley Black & Decker, Inc.            346,691
     47,805 Toro (The) Co.                        1,797,468
     53,431 Trinity Industries, Inc.              1,496,068
     17,108 Wabtec Corp.                          1,354,611
                                              -------------
                                                 26,357,056
                                              -------------
            MARINE -- 1.4%
     28,348 Kirby Corp. (a)                       1,495,924
                                              -------------
            OFFICE ELECTRONICS -- 2.4%
    222,583 Xerox Corp.                           1,542,500
     29,133 Zebra Technologies Corp.,
               Class A (a)                        1,006,254
                                              -------------
                                                  2,548,754
                                              -------------
            PROFESSIONAL SERVICES -- 4.9%
     16,261 IHS, Inc., Class A (a)                1,793,100
     27,310 Manpower, Inc.                          971,690
     23,359 Robert Half International, Inc.         630,927
      5,572 Towers Watson & Co., Class A            326,686
     27,096 Verisk Analytics, Inc., Class A (a)   1,361,574
                                              -------------
                                                  5,083,977
                                              -------------
            ROAD & RAIL -- 7.5%
     36,961 Con-way, Inc.                         1,316,551
     29,845 CSX Corp.                               684,644
     29,391 J.B. Hunt Transport Services, Inc.    1,617,093
      4,797 Kansas City Southern                    349,222
     12,902 Landstar System, Inc.                   637,488
      9,296 Norfolk Southern Corp.                  688,369
     37,064 Ryder System, Inc.                    1,461,804
      8,391 Union Pacific Corp.                   1,028,820
                                              -------------
                                                  7,783,991
                                              -------------
            TRADING COMPANIES &
               DISTRIBUTORS -- 3.8%
     34,416 Air Lease Corp. (a)                     677,307
     25,999 GATX Corp.                            1,093,778
     39,208 United Rentals, Inc. (a)              1,133,503
      1,745 W.W. Grainger, Inc.                     357,428
     11,595 WESCO International, Inc. (a)           645,958
                                              -------------
                                                  3,907,974
                                              -------------
            TOTAL INVESTMENTS -- 100.0%         103,899,357
            (Cost $107,590,681) (b)
            NET OTHER ASSETS AND
               LIABILITIES -- 0.0%                  (23,580)
                                              -------------
            NET ASSETS -- 100.0%               $103,875,777
                                              =============

(a)   Non-income producing security.

(b) Aggregate cost for federal income tax purposes is $108,755,312. As of July 31, 2012, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,499,778 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $6,355,733.

ADR   American Depositary Receipt


---------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2012 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS              LEVEL 1      LEVEL 2       LEVEL 3
------------------------------------------------------------
Common Stocks*        $103,899,357   $      --     $      --
                      ======================================

* See Portfolio of Investments for industry breakout.

There were no transfers between levels at July 31, 2012.

Page 36                See Notes to Financial Statements

FIRST TRUST MATERIALS ALPHADEX(R) FUND

PORTFOLIO OF INVESTMENTS
JULY 31, 2012

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS -- 99.9%
            BUILDING PRODUCTS -- 7.1%
     16,382 Armstrong World Industries, Inc.  $     633,164
     94,205 Lennox International, Inc.            4,113,932
    253,348 Masco Corp.                           3,047,777
     92,337 Owens Corning, Inc. (a)               2,480,172
                                              -------------
                                                 10,275,045
                                              -------------
            CHEMICALS -- 51.2%
      9,987 Air Products and Chemicals, Inc.        803,254
     20,923 Airgas, Inc.                          1,659,612
     29,461 Albemarle Corp.                       1,715,219
     64,756 Cabot Corp.                           2,525,484
     22,685 CF Industries Holdings, Inc.          4,440,816
     29,964 Cytec Industries, Inc.                1,844,584
     25,555 Dow Chemical (The) Co.                  735,473
     15,912 E.I. du Pont de Nemours & Co.           790,826
     69,754 Eastman Chemical Co.                  3,646,739
     64,102 Ecolab, Inc.                          4,195,476
     49,277 FMC Corp.                             2,695,452
    203,673 Huntsman Corp.                        2,576,463
     77,199 Intrepid Potash, Inc. (a)             1,801,825
    278,163 Kronos Worldwide, Inc.                4,706,518
     87,257 LyondellBasell Industries
               N.V., Class A                      3,885,554
     31,846 Monsanto Co.                          2,726,655
     64,162 Mosaic (The) Co.                      3,728,454
     20,288 NewMarket Corp.                       4,663,805
     41,392 PPG Industries, Inc.                  4,530,768
     59,425 Rockwood Holdings, Inc.               2,627,774
    129,181 RPM International, Inc.               3,423,297
     33,178 Sherwin-Williams (The) Co.            4,457,464
     10,899 Sigma-Aldrich Corp.                     754,211
     83,683 Valspar (The) Corp.                   4,200,887
     34,819 W.R. Grace & Co. (a)                  1,951,257
     50,426 Westlake Chemical Corp.               2,993,287
                                              -------------
                                                 74,081,154
                                              -------------
            CONTAINERS & PACKAGING -- 10.4%
     15,769 AptarGroup, Inc.                        788,608
     42,799 Ball Corp.                            1,778,726
     25,685 Bemis Co., Inc.                         789,814
     64,275 Greif, Inc., Class A                  2,780,536
     28,528 Packaging Corp. of America              878,377
     48,301 Rock-Tenn Co., Class A                2,812,084
     52,163 Sealed Air Corp.                        845,041
     61,731 Silgan Holdings, Inc.                 2,543,935
     58,277 Sonoco Products Co.                   1,766,376
                                              -------------
                                                 14,983,497
                                              -------------
            MACHINERY -- 5.0%
     76,733 Timken (The) Co.                      2,777,735
     36,313 Valmont Industries, Inc.              4,498,454
                                              -------------
                                                  7,276,189
                                              -------------
            METALS & MINING -- 20.7%
    401,582 Alcoa, Inc.                           3,401,399
     55,098 Allegheny Technologies, Inc.          1,654,593

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            METALS & MINING (CONTINUED)
     89,122 Cliffs Natural Resources, Inc.    $   3,644,199
    138,984 Commercial Metals Co.                 1,791,504
    103,134 Freeport-McMoRan Copper
               & Gold, Inc.                       3,472,522
     46,356 Nucor Corp.                           1,817,155
     69,585 Reliance Steel & Aluminum Co.         3,582,236
     44,822 Royal Gold, Inc.                      3,392,129
     25,549 Southern Copper Corp.                   824,722
    299,059 Steel Dynamics, Inc.                  3,854,870
     71,209 Titanium Metals Corp.                   830,297
     85,300 United States Steel Corp.             1,761,445
                                              -------------
                                                 30,027,071
                                              -------------
            PAPER & FOREST PRODUCTS -- 5.5%
     57,263 Domtar Corp.                          4,229,445
     91,165 International Paper Co.               2,991,123
     28,022 MeadWestvaco Corp.                      795,825
                                              -------------
                                                  8,016,393
                                              -------------
            TOTAL COMMON STOCKS -- 99.9%        144,659,349
            (Cost $151,866,727)

            MONEY MARKET FUND -- 0.1%
    102,112 Morgan Stanley Institutional
               Treasury Money Market
               Fund - 0.03% (b)                     102,112
            (Cost $102,112)                   -------------

            TOTAL INVESTMENTS -- 100.0%         144,761,461
            (Cost $151,968,839) (c)
            NET OTHER ASSETS AND
              LIABILITIES -- 0.0%                   (72,087)
                                              -------------
            NET ASSETS -- 100.0%               $144,689,374
                                              =============

(a)   Non-income producing security.

(b)   Interest rate shown reflects yield as of July 31, 2012.

(c) Aggregate cost for federal income tax purposes is $154,383,240. As of July 31, 2012, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $3,826,692 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $13,448,471.


                       See Notes to Financial Statements                 Page 37

FIRST TRUST MATERIALS ALPHADEX(R) FUND

JULY 31, 2012

---------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2012 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS              LEVEL 1       LEVEL 2      LEVEL 3
------------------------------------------------------------
Common Stocks*        $144,659,349   $      --     $      --
Money Market Fund          102,112          --            --
                      --------------------------------------
Total Investments     $144,761,461   $      --     $      --
                      ======================================

* See Portfolio of Investments for industry breakout.

There were no transfers between levels at July 31, 2012.

Page 38                See Notes to Financial Statements

FIRST TRUST TECHNOLOGY ALPHADEX(R) FUND

PORTFOLIO OF INVESTMENTS
JULY 31, 2012

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS -- 100.0%
            COMMUNICATIONS EQUIPMENT
               -- 6.7%
    483,794 Brocade Communications
            Systems, Inc. (a)                 $   2,404,456
    138,909 Cisco Systems, Inc.                   2,215,599
    127,454 EchoStar Corp., Class A (a)           3,670,675
     40,233 Harris Corp.                          1,675,704
     48,743 Juniper Networks, Inc. (a)              854,465
     16,528 Motorola Solutions, Inc.                798,964
    226,718 Polycom, Inc. (a)                     1,981,515
     14,284 QUALCOMM, Inc.                          852,469
                                              -------------
                                                 14,453,847
                                              -------------
            COMPUTERS & PERIPHERALS -- 13.7%
      7,207 Apple, Inc. (a)                       4,401,747
    268,941 Dell, Inc. (a)                        3,195,019
     64,614 Diebold, Inc.                         2,090,263
     31,018 EMC Corp. (a)                           812,982
    209,295 Hewlett-Packard Co.                   3,817,541
    185,180 NCR Corp. (a)                         4,318,398
     24,989 NetApp, Inc. (a)                        816,391
    115,373 SanDisk Corp. (a)                     4,745,291
    138,089 Western Digital Corp. (a)             5,491,799
                                              -------------
                                                 29,689,431
                                              -------------
            ELECTRONIC EQUIPMENT, INSTRUMENTS
               & COMPONENTS -- 17.2%
     30,650 Amphenol Corp., Class A               1,804,672
    128,291 Arrow Electronics, Inc. (a)           4,329,821
    136,384 Avnet, Inc. (a)                       4,296,096
    314,988 AVX Corp.                             3,067,983
    325,526 Corning, Inc.                         3,714,252
     57,754 Dolby Laboratories, Inc.,
               Class A (a)                        2,035,829
    192,743 Ingram Micro, Inc., Class A (a)       2,889,218
     18,240 IPG Photonics Corp. (a)                 945,379
    117,322 Jabil Circuit, Inc.                   2,545,887
    140,658 Molex, Inc.                           3,533,329
     69,905 Tech Data Corp. (a)                   3,502,240
    446,329 Vishay Intertechnology, Inc. (a)      4,405,267
                                              -------------
                                                 37,069,973
                                              -------------
            INTERNET SOFTWARE & SERVICES
               -- 10.8%
     25,041 Akamai Technologies, Inc. (a)           880,943
    149,897 AOL, Inc. (a)                         4,775,719
     23,967 Equinix, Inc. (a)                     4,270,440
      1,364 Google, Inc., Class A (a)               863,371
     52,300 IAC/InterActiveCorp                   2,751,503
     31,680 LinkedIn Corp., Class A (a)           3,251,952
     18,089 Rackspace Hosting, Inc. (a)             793,745
     77,281 Verisign, Inc. (a)                    3,432,822
    150,668 Yahoo!, Inc. (a)                      2,386,581
                                              -------------
                                                 23,407,076
                                              -------------

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            IT SERVICES -- 6.0%
     80,258 Amdocs Ltd. (a)                   $   2,387,675
     43,917 DST Systems, Inc.                     2,367,126
     55,399 Gartner, Inc. (a)                     2,459,162
      4,060 International Business
            Machines Corp.                          795,679
     50,399 NeuStar, Inc., Class A (a)            1,784,629
     46,757 Teradata Corp. (a)                    3,161,708
                                              -------------
                                                 12,955,979
                                              -------------
            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT -- 19.5%
     44,690 Analog Devices, Inc.                  1,746,485
    293,811 Applied Materials, Inc.               3,199,602
    502,569 Atmel Corp. (a)                       2,945,054
     46,888 Avago Technologies Ltd.               1,734,856
     23,524 Broadcom Corp., Class A                 796,993
     30,976 Cree, Inc. (a)                          741,875
    238,800 Fairchild Semiconductor
            International, Inc. (a)               3,309,768
    126,348 Intel Corp.                           3,247,144
     48,427 KLA-Tencor Corp.                      2,465,419
     44,618 Lam Research Corp. (a)                1,535,305
    124,799 LSI Corp. (a)                           861,113
    373,142 Marvell Technology Group Ltd.         4,201,579
     65,655 Maxim Integrated Products, Inc.       1,787,786
    377,982 Micron Technology, Inc. (a)           2,347,268
    121,824 NVIDIA Corp. (a)                      1,649,497
    123,022 Skyworks Solutions, Inc. (a)          3,559,027
    299,361 Teradyne, Inc. (a)                    4,403,600
     58,676 Texas Instruments, Inc.               1,598,334
                                              -------------
                                                 42,130,705
                                              -------------
            SOFTWARE -- 23.3%
    280,823 Activision Blizzard, Inc.             3,378,301
     24,564 Adobe Systems, Inc. (a)                 758,536
     26,685 ANSYS, Inc. (a)                       1,600,033
     94,039 Ariba, Inc. (a)                       4,178,153
     22,726 Autodesk, Inc. (a)                      770,866
     39,454 BMC Software, Inc. (a)                1,562,378
     88,046 CA, Inc.                              2,119,267
    153,197 Cadence Design Systems, Inc. (a)      1,872,067
     28,411 Citrix Systems, Inc. (a)              2,064,912
    181,231 Compuware Corp. (a)                   1,669,138
     61,803 Concur Technologies, Inc. (a)         4,174,175
     28,360 Intuit, Inc.                          1,645,447
     15,534 MICROS Systems, Inc. (a)                741,593
     55,038 Microsoft Corp.                       1,621,970
     76,845 NetSuite, Inc. (a)                    4,252,602
     33,375 Nuance Communications, Inc. (a)         679,181
     26,766 Oracle Corp.                            808,333
     42,227 Red Hat, Inc. (a)                     2,265,901
     12,178 Salesforce.com, Inc. (a)              1,514,456
     96,621 Solarwinds, Inc. (a)                  5,158,595
    230,474 Symantec Corp. (a)                    3,629,966


                       See Notes to Financial Statements                 Page 39

FIRST TRUST TECHNOLOGY ALPHADEX(R) FUND

JULY 31, 2012

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            SOFTWARE (CONTINUED)
     57,198 Synopsys, Inc. (a)                $   1,732,527
     79,711 TIBCO Software, Inc. (a)              2,239,082
                                              -------------
                                                 50,437,479
                                              -------------
            WIRELESS TELECOMMUNICATION SERVICES
                -- 2.8%
     40,664 Crown Castle International
               Corp. (a)                          2,516,288
     59,028 SBA Communications Corp.,
            Class A (a)                           3,486,194
                                              -------------
                                                  6,002,482
                                              -------------
            TOTAL COMMON STOCKS -- 100.0%       216,146,972
            (Cost $225,238,884)

            MONEY MARKET FUND -- 0.1%
    142,383 Morgan Stanley Institutional
               Treasury Money Market Fund
               - 0.03% (b)                          142,383
            (Cost $142,383)                   -------------

            TOTAL INVESTMENTS -- 100.1%         216,289,355
            (Cost $225,381,267) (c)
            NET OTHER ASSETS AND
              LIABILITIES -- (0.1)%                (229,174)
                                              -------------
            NET ASSETS -- 100.0%               $216,060,181
                                              =============

(a)   Non-income producing security.

(b)   Interest rate shown reflects yield as of July 31, 2012.

(c) Aggregate cost for federal income tax purposes is $227,805,145. As of July 31, 2012, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $8,836,990 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $20,352,780.

---------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2012 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS              LEVEL 1      LEVEL 2       LEVEL 3
------------------------------------------------------------
Common Stocks*        $216,146,972   $      --     $      --
Money Market Fund          142,383          --            --
                      --------------------------------------
Total Investments     $216,289,355   $      --     $      --
                      ======================================

* See Portfolio of Investments for industry breakout.

There were no transfers between levels at July 31, 2012.

Page 40                See Notes to Financial Statements

FIRST TRUST UTILITIES ALPHADEX(R) FUND

PORTFOLIO OF INVESTMENTS
JULY 31, 2012

SHARES     DESCRIPTION                                VALUE
-----------------------------------------------------------
            COMMON STOCKS -- 100.0%
            DIVERSIFIED TELECOMMUNICATION SERVICES
                -- 14.9%
    106,025 CenturyLink, Inc.                 $   4,404,279
  1,366,608 Frontier Communications Corp.         5,357,103
     94,523 Level 3 Communications, Inc. (a)      1,821,458
    203,977 tw telecom, Inc. (a)                  5,125,942
    117,773 Verizon Communications, Inc.          5,316,273
                                              -------------
                                                 22,025,055
                                              -------------
            ELECTRIC UTILITIES -- 27.1%
    104,940 American Electric Power Co., Inc.     4,432,666
     13,610 Duke Energy Corp.                       922,486
     61,679 Entergy Corp.                         4,482,213
     55,645 Exelon Corp.                          2,176,832
     42,570 FirstEnergy Corp.                     2,137,865
    195,570 Great Plains Energy, Inc.             4,337,743
     30,426 NextEra Energy, Inc.                  2,157,203
    119,085 NV Energy, Inc.                       2,178,065
     40,427 OGE Energy Corp.                      2,147,078
    213,963 Pepco Holdings, Inc.                  4,270,701
     40,472 Pinnacle West Capital Corp.           2,166,871
    150,572 PPL Corp.                             4,351,531
    104,863 Westar Energy, Inc.                   3,204,613
     33,162 Xcel Energy, Inc.                       971,647
                                              -------------
                                                 39,937,514
                                              -------------
            GAS UTILITIES -- 7.3%
     59,694 Atmos Energy Corp.                    2,140,030
     20,044 National Fuel Gas Co.                   980,953
     98,960 ONEOK, Inc.                           4,404,710
    106,705 UGI Corp.                             3,270,508
                                              -------------
                                                 10,796,201
                                              -------------
            INDEPENDENT POWER PRODUCERS &
               ENERGY TRADERS -- 6.1%
    244,782 AES (The) Corp. (a)                   2,952,071
    301,496 NRG Energy, Inc.                      5,975,651
                                              -------------
                                                  8,927,722
                                              -------------
            MULTI-UTILITIES -- 22.1%
     20,684 Alliant Energy Corp.                    966,150
    151,926 CenterPoint Energy, Inc.              3,199,562
     40,091 CMS Energy Corp.                        988,644
     15,151 Consolidated Edison, Inc.               977,239
     70,584 DTE Energy Co.                        4,331,740
    145,316 MDU Resources Group, Inc.             3,253,625
     38,076 NiSource, Inc.                          974,365
     69,369 PG&E Corp.                            3,202,073
    128,844 Public Service Enterprise Group,
               Inc.                               4,282,775
     19,701 SCANA Corp.                             968,698
     45,597 Sempra Energy                         3,210,485
    173,891 TECO Energy, Inc.                     3,163,077
    106,379 Vectren Corp.                         3,175,413
                                              -------------
                                                 32,693,846
                                              -------------

SHARES     DESCRIPTION                                VALUE
-----------------------------------------------------------
            OIL, GAS & CONSUMABLE FUELS
               -- 4.0%
    115,986 Energen Corp.                     $   5,939,643
                                              -------------
            WATER UTILITIES -- 1.3%
     27,477 American Water Works Co., Inc.          996,041
     37,756 Aqua America, Inc.                      968,064
                                              -------------
                                                  1,964,105
                                              -------------
            WIRELESS TELECOMMUNICATION SERVICES
               -- 17.2%
    865,132 MetroPCS Communications, Inc. (a)     7,578,556
    511,639 NII Holdings, Inc. (a)                3,453,563
    642,218 Sprint Nextel Corp. (a)               2,800,070
    245,847 Telephone & Data Systems, Inc.        5,956,873
    135,523 United States Cellular Corp. (a)      5,572,706
                                              -------------
                                                 25,361,768
                                              -------------
            TOTAL COMMON STOCKS -- 100.0%       147,645,854
            (Cost $149,238,815)

            MONEY MARKET FUND -- 0.0%
     42,301 Morgan Stanley Institutional
               Treasury Money Market Fund
               - 0.03% (b)                           42,301
            (Cost $42,301)                    -------------

            TOTAL INVESTMENTS -- 100.0%         147,688,155
            (Cost $149,281,116) (c)
            NET OTHER ASSETS AND
               LIABILITIES -- 0.0%                  (29,994)
                                              -------------
            NET ASSETS -- 100.0%               $147,658,161
                                              =============

(a)   Non-income producing security.

(b)   Interest rate shown reflects yield as of July 31, 2012.

(c) Aggregate cost for federal income tax purposes is $152,079,408. As of July 31, 2012, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $7,241,559 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $11,632,812.

                       See Notes to Financial Statements                 Page 41

FIRST TRUST UTILITIES ALPHADEX(R) FUND

JULY 31, 2012

---------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2012 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS              LEVEL 1      LEVEL 2       LEVEL 3
------------------------------------------------------------
Common Stocks*        $147,645,854   $      --     $      --
Money Market Fund           42,301          --            --
                      --------------------------------------
Total Investments     $147,688,155   $      --     $      --
                      ======================================

* See Portfolio of Investments for industry breakout.

There were no transfers between levels at July 31, 2012.

Page 42                See Notes to Financial Statements

                             This page is intentionally left blank.

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

SECTOR FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
JULY 31, 2012

                                                                      FIRST TRUST           FIRST TRUST
                                                                        CONSUMER              CONSUMER            FIRST TRUST
                                                                     DISCRETIONARY            STAPLES                ENERGY
                                                                    ALPHADEX(R) FUND      ALPHADEX(R) FUND      ALPHADEX(R) FUND
                                                                  --------------------  --------------------  --------------------

ASSETS:
Investments, at value.............................................   $  442,467,950        $  347,930,661        $  123,101,467
Cash  ............................................................               --                    --                    --
Receivables:
      Investment securities sold..................................        9,266,102             4,695,217                 --
      Dividends...................................................          147,566               212,890                94,968
      Securities lending income...................................           35,023                    --                    --
      Interest....................................................               38                    10                     3
      Capital shares sold.........................................               --                    --                    --
Prepaid expenses..................................................            4,032                 2,788                 2,071
                                                                     --------------        --------------        --------------
            TOTAL ASSETS..........................................      451,920,711           352,841,566           123,198,509
                                                                     --------------        --------------        --------------

LIABILITIES:
Due to custodian..................................................              151                   143                22,979
Payables:
      Collateral for securities on loan...........................       17,441,350                    --                    --
      Capital shares redeemed.....................................        9,264,367             4,695,244                    --
      Investment advisory fees....................................          185,143               146,705                34,395
      Licensing fees..............................................          169,646               135,551                28,453
      Audit and tax fees..........................................           23,750                23,750                23,750
      Printing fees...............................................           22,251                28,707                 6,052
      Investment securities purchased.............................               --                    --                    --
Other liabilities.................................................           75,550                71,364                17,781
                                                                     --------------        --------------        --------------
           TOTAL LIABILITIES......................................       27,182,208             5,101,464               133,410
                                                                     --------------        --------------        --------------

NET ASSETS.......................................................... $  424,738,503        $  347,740,102        $  123,065,099
                                                                     ==============        ==============        ==============


NET ASSETS CONSIST OF:
Paid-in capital..................................................... $  508,841,563        $  384,628,587        $  162,212,939
Par value.........................................................          207,000               148,000                66,500
Accumulated net investment income (loss)..........................           59,708             2,540,740                    --
Accumulated net realized gain (loss) on investments...............      (93,972,790)          (27,159,323)          (33,025,111)
Net unrealized appreciation (depreciation) on investments.........        9,603,022           (12,417,902)           (6,189,229)
                                                                     --------------        --------------        --------------

NET ASSETS.......................................................... $  424,738,503        $  347,740,102        $  123,065,099
                                                                     ==============        ==============        ==============


NET ASSET VALUE, per share.......................................... $        20.52        $        23.50        $        18.51
                                                                     ==============        ==============        ==============

Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share)...........................     20,700,002            14,800,002             6,650,002
                                                                     ==============        ==============        ==============

Investments, at cost................................................ $  432,864,928        $  360,348,563        $  129,290,696
                                                                     ==============        ==============        ==============

Securities on loan, at value........................................ $   17,077,417        $           --        $           --
                                                                     ==============        ==============        ==============



Page 44                See Notes to Financial Statements

                                                FIRST TRUST
    FIRST TRUST           FIRST TRUST           INDUSTRIALS/          FIRST TRUST           FIRST TRUST           FIRST TRUST
     FINANCIALS           HEALTH CARE        PRODUCER DURABLES         MATERIALS             TECHNOLOGY            UTILITIES
  ALPHADEX(R) FUND      ALPHADEX(R) FUND      ALPHADEX(R) FUND      ALPHADEX(R) FUND      ALPHADEX(R) FUND      ALPHADEX(R) FUND
--------------------  --------------------  --------------------  --------------------  --------------------  --------------------


   $  208,425,977        $  532,883,218        $  103,899,357       $  144,761,461         $  216,289,355        $  147,688,155
               --                    --                   --                   --                      --                    --

               --             1,518,120               961,740                  --               4,195,738                    --
          160,123               145,930                17,936              95,098                  11,837               141,580
               --                    --                    --                  --                      --                    --
                2                    57                     2                   3                       4                     3
        2,182,795                    --             3,551,307           1,142,989                      --                    --
            1,960                 2,660                 1,841               3,445                   2,355                 2,141
   --------------        --------------        --------------      --------------          --------------        --------------
      210,770,857           534,549,985           108,432,183         146,002,996             220,499,289           147,831,879
   --------------        --------------        --------------      --------------          --------------        --------------


              122                   159               906,188                 121                     127                   120

               --                    --                    --                  --                      --                    --
               --             1,517,599                    --                  --               4,193,308                    --
           74,995               223,282                25,014              56,134                  86,132                61,265
           60,594               191,133                23,094              59,130                  81,400                54,901
           23,750                23,750                23,750              23,750                  23,750                23,750
           16,014                37,933                 5,547               5,654                  12,337                 1,693
        2,181,910                    --             3,555,556           1,143,090                      --                    --
           44,411               107,989                17,257              25,743                  42,054                31,989
   --------------        --------------        --------------      --------------          --------------        --------------
        2,401,796             2,101,845             4,556,406           1,313,622               4,439,108               173,718
   --------------        --------------        --------------      --------------          --------------        --------------

   $  208,369,061        $  532,448,140        $  103,875,777      $  144,689,374          $  216,060,181        $  147,658,161
   ==============        ==============        ==============      ==============          ==============        ==============



   $  233,387,361        $  561,150,048        $  118,202,785      $  208,862,658          $  263,856,657        $  158,696,061
          144,000               177,500                58,500              63,500                 103,050                80,500
          316,338                26,198                   --              160,246                 (96,141)              185,022
      (17,461,191)          (36,197,233)          (10,694,184)        (57,189,652)            (38,711,473)          (9,710,461)
       (8,017,447)            7,291,627            (3,691,324)         (7,207,378)             (9,091,912)          (1,592,961)
   --------------        --------------        --------------      --------------          --------------        --------------

   $  208,369,061        $  532,448,140        $  103,875,777      $  144,689,374          $  216,060,181        $  147,658,161
   ==============        ==============        ==============      ==============          ==============        ==============


   $        14.47        $        30.00        $        17.76      $        22.79          $        20.97        $        18.34
   ==============        ==============        ==============      ==============          ==============        ==============


       14,400,002            17,750,002             5,850,002           6,350,002              10,305,000             8,050,002
   ==============        ==============        ==============      ==============          ==============        ==============

   $  216,443,424        $  525,591,591        $  107,590,681      $  151,968,839          $  225,381,267        $  149,281,116
   ==============        ==============        ==============      ==============          ==============        ==============

   $           --        $           --        $           --      $           --          $           --        $           --
   ==============        ==============        ==============      ==============          ==============        ==============


                       See Notes to Financial Statements                 Page 45

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

SECTOR FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED JULY 31, 2012

                                                                       FIRST TRUST          FIRST TRUST
                                                                        CONSUMER              CONSUMER            FIRST TRUST
                                                                     DISCRETIONARY            STAPLES                ENERGY
                                                                    ALPHADEX(R) FUND      ALPHADEX(R) FUND      ALPHADEX(R) FUND
                                                                  --------------------  --------------------  --------------------

INVESTMENT INCOME:
Dividends.........................................................   $    7,013,708        $    7,603,726        $    1,314,852
Securities lending income (net of fees)...........................          468,301                    --                    --
Interest..........................................................              518                    54                    28
Foreign tax withholding...........................................               --                    --                  (949)
                                                                     --------------        --------------        --------------
      Total investment income.....................................        7,482,527             7,603,780             1,313,931
                                                                     --------------        --------------        --------------

EXPENSES:
Investment advisory fees..........................................        2,432,835             1,422,841               493,267
Licensing fees....................................................          486,567               284,569                98,653
Accounting and administration fees................................          252,419               144,123                51,361
Legal fees........................................................          120,083                72,733                27,467
Printing fees.....................................................           61,983                57,410                15,542
Custodian fees....................................................           60,821                35,571                12,332
Transfer agent fees...............................................           24,328                14,228                 4,933
Audit and tax fees................................................           24,100                24,100                24,100
Trustees' fees and expenses.......................................           18,710                11,436                 5,063
Listing fees......................................................            8,219                 8,220                 8,219
Registration and filing fees......................................           (2,125)                9,889                  (499)
Other expenses....................................................           24,615                11,989                 7,104
                                                                     --------------        --------------        --------------
      Total expenses..............................................        3,512,555             2,097,109               747,542
      Less fees waived and expenses reimbursed by the
           investment advisor.....................................         (106,586)             (105,132)              (56,968)
                                                                     --------------        --------------        --------------
      Net expenses................................................        3,405,969             1,991,977               690,574
                                                                     --------------        --------------        --------------

NET INVESTMENT INCOME (LOSS)......................................        4,076,558             5,611,803               623,357
                                                                     --------------        --------------        --------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
      Investments.................................................      (81,619,814)          (30,540,354)          (25,094,275)
      In-kind redemptions.........................................       57,591,812            17,274,310            (1,847,020)
                                                                     --------------        --------------        --------------
Net realized gain (loss)..........................................      (24,028,002)          (13,266,044)          (26,941,295)

Net change in unrealized appreciation (depreciation) on investments     (18,367,325)          (10,541,678)          (10,797,382)
                                                                     --------------        --------------        --------------

NET REALIZED AND UNREALIZED GAIN (LOSS)...........................      (42,395,327)          (23,807,722)          (37,738,677)
                                                                     --------------        --------------        --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM OPERATIONS............................................... $ (38,318,769)        $  (18,195,919)       $  (37,115,320)
                                                                     ==============        ==============        ==============


Page 46                See Notes to Financial Statements


                                                FIRST TRUST
    FIRST TRUST           FIRST TRUST           INDUSTRIALS/          FIRST TRUST           FIRST TRUST           FIRST TRUST
     FINANCIALS           HEALTH CARE        PRODUCER DURABLES         MATERIALS             TECHNOLOGY            UTILITIES
  ALPHADEX(R) FUND      ALPHADEX(R) FUND      ALPHADEX(R) FUND      ALPHADEX(R) FUND      ALPHADEX(R) FUND      ALPHADEX(R) FUND
--------------------  --------------------  --------------------  --------------------  --------------------  --------------------


   $    2,857,364        $    3,472,903        $    1,016,877        $    3,811,485        $    1,296,810        $    7,184,590
               --                    --                    --                    --                    --                    --
               19                   155                    12                   217                    18                    27
           (2,689)                   --                  (688)             (142,019)                   --                    --
   --------------        --------------        --------------        --------------        --------------        --------------
        2,854,694             3,473,058             1,016,201             3,669,683             1,296,828             7,184,617
   --------------        --------------        --------------        --------------        --------------        --------------


          616,572             2,241,043               345,605               996,408             1,010,032             1,017,667
          123,314               448,209                69,121               199,282               202,006               203,533
           64,687               226,318                37,090               101,711               103,389               103,747
           17,316               115,844                17,554                54,687                50,871                37,117
           14,624                79,161                12,260                18,773                29,580                21,879
           15,414                56,026                 8,640                24,910                25,251                25,442
            6,166                22,410                 3,456                 9,964                10,100                10,177
           24,100                24,100                24,100                24,100                24,100                24,100
            6,265                18,522                 4,746                 8,279                 9,320                10,212
            8,219                 8,220                 8,220                 8,220                 8,220                 8,220
           10,383                 8,736                 1,843                (1,929)                3,266                 4,732
            8,147                13,505                 5,509                18,275                 9,329                 7,925
   --------------        --------------        --------------        --------------        --------------        --------------
          915,207             3,262,094               538,144             1,462,680             1,485,464             1,474,751

          (52,006)             (124,634)              (54,297)              (67,709)              (71,419)              (50,018)
   --------------        --------------        --------------        --------------        --------------        --------------
          863,201             3,137,460               483,847             1,394,971             1,414,045             1,424,733
   --------------        --------------        --------------        --------------        --------------        --------------

        1,991,493               335,598               532,354             2,274,712              (117,217)            5,759,884
   --------------        --------------        --------------        --------------        --------------        --------------


      (11,799,423)          (39,717,185)           (7,371,217)          (48,441,420)          (30,229,465)           (8,802,453)
        9,026,323            57,090,168            11,170,770            (3,020,539)            9,742,486            14,930,990
   --------------        --------------        --------------        --------------        --------------        --------------
       (2,773,100)           17,372,983             3,799,553           (51,461,959)          (20,486,979)            6,128,537

         (617,081)           19,725,231            (3,722,400)          (30,518,299)            3,046,592            (1,314,630)
   --------------        --------------        --------------        --------------        --------------        --------------

       (3,390,181)           37,098,214                77,153           (81,980,258)          (17,440,387)            4,813,907
   --------------        --------------        --------------        --------------        --------------        --------------

   $   (1,398,688)       $   37,433,812        $      609,507        $  (79,705,546)       $  (17,557,604)       $   10,573,791
   ==============        ==============        ==============        ==============        ==============        ==============


                       See Notes to Financial Statements                 Page 47

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

SECTOR FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

                                                                       FIRST TRUST                           FIRST TRUST
                                                                 CONSUMER DISCRETIONARY                   CONSUMER STAPLES
                                                                    ALPHADEX(R) FUND                      ALPHADEX(R) FUND
                                                              ----------------------------------  ----------------------------------
                                                                  For the           For the           For the           For the
                                                                 Year Ended        Year Ended        Year Ended        Year Ended
                                                               July 31, 2012     July 31, 2011     July 31, 2012     July 31, 2011
                                                              ----------------  ----------------  ----------------  ----------------

 OPERATIONS:
   Net investment income (loss).............................    $   4,076,558     $   1,836,286     $   5,611,803     $     554,371
   Net realized gain (loss).................................      (24,028,002)       67,094,756       (13,266,044)       10,435,820
   Net change in unrealized appreciation (depreciation).....      (18,367,325)       24,000,362       (10,541,678)       (3,235,197)
                                                                -------------     -------------     -------------     -------------
   Net increase (decrease) in net assets resulting
      from operations.......................................      (38,318,769)       92,931,404      (18,195,919)         7,754,994
                                                                -------------     -------------     -------------     -------------

 DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income....................................       (4,016,850)       (1,938,170)       (3,136,681)         (519,675)
                                                                -------------     -------------     -------------     -------------

 SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold................................      427,447,196       748,121,746       482,407,690       282,498,516
   Cost of shares redeemed..................................     (585,968,809)     (350,374,014)     (363,115,605)      (65,359,227)
                                                                -------------     -------------     -------------     -------------
   Net increase (decrease) in net assets resulting
      from shareholder transactions.........................     (158,521,613)      397,747,732       119,292,085       217,139,289
                                                                -------------     -------------     -------------     -------------

   Total increase (decrease) in net assets..................     (200,857,232)      488,740,966        97,959,485       224,374,608

 NET ASSETS:
   Beginning of period......................................      625,595,735       136,854,769       249,780,617        25,406,009
                                                                -------------     -------------     -------------     -------------
   End of period............................................    $ 424,738,503     $ 625,595,735     $ 347,740,102     $ 249,780,617
                                                                =============     =============     =============     =============


   Accumulated net investment income (loss)
      at end of period......................................    $      59,708     $          --     $   2,540,740     $      65,618
                                                                =============     =============     =============     =============


 CHANGES IN SHARES OUSTANDING:
   Shares outstanding, beginning of period..................       29,300,002         8,600,002        10,200,002         1,350,002
   Shares sold..............................................       20,300,000        37,350,000        19,850,000        11,650,000
   Shares redeemed..........................................      (28,900,000)      (16,650,000)      (15,250,000)       (2,800,000)
                                                                -------------     -------------     -------------     -------------
   Shares outstanding, end of period........................       20,700,002        29,300,002        14,800,002        10,200,002
                                                                =============     =============     =============     =============



Page 48                See Notes to Financial Statements



                FIRST TRUST                                FIRST TRUST                                 FIRST TRUST
                  ENERGY                                    FINANCIALS                                 HEALTH CARE
             ALPHADEX(R) FUND                            ALPHADEX(R) FUND                            ALPHADEX(R) FUND
------------------------------------------  ------------------------------------------  ------------------------------------------
      For the               For the               For the               For the               For the               For the
     Year Ended            Year Ended            Year Ended            Year Ended            Year Ended            Year Ended
   July 31, 2012         July 31, 2011         July 31, 2012         July 31, 2011         July 31, 2012         July 31, 2011
--------------------  --------------------  --------------------  --------------------  --------------------  --------------------


   $      623,357        $      480,247        $    1,991,493        $    3,839,819        $      335,598        $       12,157
      (26,941,295)           20,438,895            (2,773,100)           42,090,966            17,372,983            16,497,084
      (10,797,382)            6,164,891              (617,081)          (11,001,578)           19,725,231           (11,998,114)
   --------------        --------------        --------------        --------------        --------------        --------------

      (37,115,320)           27,084,033            (1,398,688)           34,929,207            37,433,812             4,511,127
   --------------        --------------        --------------        --------------        --------------        --------------


         (599,560)             (480,290)           (1,798,590)           (4,076,241)             (309,400)             (419,500)
   --------------        --------------        --------------        --------------        --------------        --------------


       90,742,748           211,285,734           292,002,782           372,456,598           791,273,324           341,874,444
      (98,573,157)         (113,428,238)         (180,815,948)         (429,186,698)         (537,084,946)         (152,270,043)
   --------------        --------------        --------------        --------------        --------------        --------------

       (7,830,409)           97,857,496           111,186,834           (56,730,100)          254,188,378           189,604,401
   --------------        --------------        --------------        --------------        --------------        --------------

      (45,545,289)          124,461,239           107,989,556           (25,877,134)          291,312,790           193,696,028


      168,610,388            44,149,149           100,379,505           126,256,639           241,135,350            47,439,322
   --------------        --------------        --------------        --------------        --------------        --------------
   $  123,065,099        $  168,610,388        $  208,369,061        $  100,379,505        $  532,448,140        $  241,135,350
   ==============        ==============        ==============        ==============        ==============        ==============



   $           --        $        1,276        $      316,338        $            2        $       26,198        $           --
   ==============        ==============        ==============        ==============        ==============        ==============



        7,100,002             2,750,002             7,150,002             9,700,002             8,450,002             2,200,002
        4,850,000             9,400,000            19,750,000            26,150,000            27,850,000            11,700,000
       (5,300,000)           (5,050,000)          (12,500,000)          (28,700,000)          (18,550,000)           (5,450,000)
   --------------        --------------        --------------        --------------        --------------        --------------
        6,650,002             7,100,002            14,400,002             7,150,002            17,750,002             8,450,002
   ==============        ==============        ==============        ==============        ==============        ==============



                       See Notes to Financial Statements                 Page 49

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

SECTOR FUNDS
STATEMENTS OF CHANGE IN NET ASSETS


                                                                         FIRST TRUST                         FIRST TRUST
                                                                INDUSTRIALS/PRODUCER DURABLES                 MATERIALS
                                                                       ALPHADEX(R) FUND                    ALPHADEX(R) FUND
                                                              ----------------------------------  ----------------------------------
                                                                  For the           For the           For the           For the
                                                                 Year Ended        Year Ended        Year Ended        Year Ended
                                                               July 31, 2012     July 31, 2011     July 31, 2012     July 31, 2011
                                                              ----------------  ----------------  ----------------  ----------------

OPERATIONS:

  Net investment income (loss)..............................    $     532,354     $     236,103     $   2,274,712     $   3,377,031
  Net realized gain (loss)..................................        3,799,553         5,778,805       (51,461,959)       40,056,634
  Net change in unrealized appreciation (depreciation)......       (3,722,400)       (1,837,646)      (30,518,299)       18,413,551
                                                                -------------     -------------     -------------     -------------
  Net increase (decrease) in net assets resulting
     from operations.......................................           609,507         4,177,262       (79,705,546)       61,847,216
                                                                -------------     -------------     -------------     -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income....................................          (551,615)         (252,090)       (2,166,181)       (6,954,230)
                                                                -------------     -------------     -------------     -------------

SHAREHOLDER TRANSACTIONS:
  Proceeds from shares sold................................       192,935,848        65,434,780       155,484,105       663,106,313
  Cost of shares redeemed..................................      (155,030,583)      (34,292,004)     (517,472,100)     (278,289,444)
                                                                -------------     -------------     -------------     -------------
  Net increase (decrease) in net assets resulting
     from shareholder transactions.........................        37,905,265        31,142,776      (361,987,995)      384,816,869
                                                                -------------     -------------     -------------     -------------

  Total increase (decrease) in net assets..................        37,963,157        35,067,948      (443,859,722)      439,709,855

NET ASSETS:
   Beginning of period......................................       65,912,620        30,844,672       588,549,096       148,839,241
                                                                -------------     -------------     -------------     -------------
   End of period............................................    $ 103,875,777     $  65,912,620     $ 144,689,374     $ 588,549,096
                                                                =============     =============     =============     =============

   Accumulated net investment income (loss)
      at end of period......................................    $         --      $      11,165     $     160,246     $          --
                                                                =============     =============     =============     =============
CHANGES IN SHARES OUSTANDING:
   Shares outstanding, beginning of period .................        3,650,002         2,000,002        24,300,002         7,450,002
   Shares sold..............................................       10,400,000         3,500,000         6,550,000        28,450,000
   Shares redeemed..........................................       (8,200,000)       (1,850,000)      (24,500,000)      (11,600,000)
                                                                -------------     -------------     -------------     -------------
   Shares outstanding, end of period........................        5,850,002         3,650,002         6,350,002        24,300,002
                                                                =============     =============     =============     =============


Page 50                See Notes to Financial Statements


               FIRST TRUST                                 FIRST TRUST
               TECHNOLOGY                                   UTILITIES
             ALPHADEX(R) FUND                              ALPHADEX(R) FUND
-----------------------------------------   -----------------------------------------
     For the               For the                For the                For the
   Year Ended            Year Ended             Year Ended             Year Ended
  July 31, 2012         July 31, 2011          July 31, 2012          July 31, 2011
--------------------  --------------------  --------------------  -------------------



  $    (117,217)        $    (193,728)         $   5,759,884          $    1,396,359
    (20,486,979)           15,980,554              6,128,537               5,714,396
      3,046,592           (13,796,850)            (1,314,630)             (1,071,266)
 --------------         -------------          -------------          --------------

    (17,557,604)            1,989,976             10,573,791               6,039,489
 --------------         -------------          -------------          --------------


       (124,254)              (30,330)            (5,735,711)             (1,292,371)
 --------------         -------------          -------------          --------------


    227,697,802           247,389,281            456,124,401              94,385,800
   (191,484,941)         (111,695,006)          (400,670,631)            (42,603,726)
 --------------         -------------          -------------          --------------

     36,212,861           135,694,275             55,453,770              51,782,074
 --------------         -------------          -------------          --------------

     18,531,003           137,653,921             60,291,850              56,529,192


    197,529,178            59,875,257             87,366,311              30,837,119
 --------------         -------------          -------------          --------------
  $ 216,060,181         $ 197,529,178          $ 147,658,161          $   87,366,311
 ==============         =============          =============          ==============


  $     (96,141) $                 --          $     185,022          $      160,849
 ==============         =============          =============          ==============

      9,055,000             3,305,000              4,950,002               2,000,002
     10,450,000            10,650,000             25,950,000               5,400,000
     (9,200,000)           (4,900,000)           (22,850,000)             (2,450,000)
 --------------         -------------          -------------          --------------
     10,305,000             9,055,000              8,050,002               4,950,002
 ==============         =============          =============          ==============



                       See Notes to Financial Statements                 Page 51

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

SECTOR FUNDS
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST CONSUMER DISCRETIONARY ALPHADEX(R) FUND

                                                           FOR THE        FOR THE         FOR THE         FOR THE         FOR THE
                                                         YEAR ENDED     YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                        JULY 31, 2012  JULY 31, 2011   JULY 31, 2010   JULY 31, 2009   JULY 31, 2008
                                                        -------------  -------------   -------------   -------------   -------------
Net asset value, beginning of period                      $  21.35       $  15.91        $  12.77        $  14.19        $  18.83
                                                          --------       --------        --------        --------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                  0.18           0.08            0.06            0.10            0.08
Net realized and unrealized gain (loss)                      (0.84)          5.44            3.14           (1.42)          (4.64)
                                                          --------       --------        --------        --------        --------
Total from investment operations                             (0.66)          5.52            3.20           (1.32)          (4.56)
                                                          --------       --------        --------        --------        --------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                        (0.17)         (0.08)          (0.06)          (0.10)          (0.08)
Return of capital                                               --             --           (0.00) (c)      (0.00) (c)         --
                                                          --------       --------        --------        --------        --------
Total distributions                                          (0.17)        (0.08)           (0.06)          (0.10)          (0.08)
                                                          --------       --------        --------        --------        --------
Net asset value, end of period                            $  20.52       $  21.35        $  15.91        $  12.77        $  14.19
                                                          ========       ========        ========        ========        ========


TOTAL RETURN (a)                                             (3.06)%        34.75%          25.08%          (9.12)%        (24.24)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                      $424,739       $625,596        $136,855        $  6,386        $  3,547
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                 0.72%          0.73%           0.86%           1.59%           3.36%
Ratio of net expenses to average net assets                   0.70%          0.70%           0.70%           0.70%           0.70%
Ratio of net investment income (loss) to average
   net assets                                                 0.84%          0.44%           0.47%           1.00%           0.58%
Portfolio turnover rate (b)                                     98%            90%            114%            133%             91%


FIRST TRUST CONSUMER STAPLES ALPHADEX(R) FUND

                                                          FOR THE         FOR THE         FOR THE         FOR THE         FOR THE
                                                        YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                       JULY 31, 2012   JULY 31, 2011   JULY 31, 2010   JULY 31, 2009   JULY 31, 2008
                                                       -------------   -------------   -------------   -------------   -------------
Net asset value, beginning of period                     $  24.49        $  18.82        $  16.39        $  17.96        $  19.11
                                                         --------        --------        --------        --------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                 0.42            0.17            0.18            0.25            0.21
Net realized and unrealized gain (loss)                     (1.16)           5.68            2.43           (1.57)          (1.14)
                                                         --------        --------        --------        --------        --------
Total from investment operations                            (0.74)           5.85            2.61           (1.32)          (0.93)
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                       (0.25)          (0.18)          (0.18)          (0.25)          (0.22)
                                                         --------        --------        --------        --------        --------
Net asset value, end of period                           $  23.50        $  24.49        $  18.82        $  16.39        $  17.96
                                                         ========        ========        ========        ========        ========


TOTAL RETURN (a)                                            (3.03)%         31.21%          15.97%         (7.14)%          (4.86)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $347,740        $249,781        $ 25,406        $ 9,017         $  2,695
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                0.74%           0.79%           0.98%          1.30%            2.55%
Ratio of net expenses to average net assets                  0.70%           0.70%           0.70%          0.70%            0.70%
Ratio of net investment income (loss) to average
   net assets                                                1.97%           0.80%           1.18%          1.99%            1.10%
Portfolio turnover rate (b)                                   126%            108%             95%           145%              96%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(c)   Amount represents less than $0.01 per share.



Page 52                See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

SECTOR FUNDS
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST ENERGY ALPHADEX(R) FUND

                                                       FOR THE       FOR THE       FOR THE       FOR THE       FOR THE
                                                     YEAR -ENDED   YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                    JULY 31, 2012 JULY 31, 2011 JULY 31, 2010 JULY 31, 2009 JULY 31, 2008
                                                    ------------  ------------- ------------- ------------- -------------
Net asset value, beginning of period                 $    23.75    $   16.05     $   13.62     $   23.85     $   20.74
                                                     ----------    ---------     ---------     ---------     ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               0.14         0.10          0.06          0.03          0.12
Net realized and unrealized gain (loss)                   (5.25)        7.71          2.42        (10.23)         3.12
                                                     ----------    ---------     ---------     ---------     ---------
Total from investment operations                          (5.11)        7.81          2.48        (10.20)         3.24
                                                     ----------    ---------     ---------     ---------     ---------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                     (0.13)       (0.11)        (0.05)        (0.03)        (0.13)
Net realized gain                                            --           --            --            --         (0.00) (c)
Return of capital                                            --           --            --         (0.00) (c)       --
                                                     ----------    ---------     ---------     ---------     ---------
Total distributions                                       (0.13)       (0.11)        (0.05)        (0.03)        (0.13)
                                                     ----------    ---------     ---------     ---------     ---------
Net asset value, end of period                       $     18.51   $   23.75     $   16.05     $   13.62     $   23.85
                                                     ==========    =========     =========     =========     =========

TOTAL RETURN (a)                                         (21.50)%      48.70%        18.26%       (42.74)%       15.62%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $  123,065    $ 168,610     $  44,149     $   9,531     $   8,347
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
assets                                                     0.76%        0.75%         0.89%         1.35%         1.80%
Ratio of net expenses to average net
assets                                                     0.70%        0.70%         0.70%         0.70%         0.70%
Ratio of net investment income (loss)
to average net assets                                      0.63%        0.42%         0.36%         0.24%         0.48%
Portfolio turnover rate (b)                                  90%         101%          103%          116%           67%


FIRST TRUST FINANCIALS ALPHADEX(R) FUND


                                                       FOR THE       FOR THE       FOR THE       FOR THE       FOR THE
                                                     YEAR -ENDED   YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                    JULY 31, 2012 JULY 31, 2011 JULY 31, 2010 JULY 31, 2009 JULY 31, 2008
                                                    ------------- ------------- ------------- ------------- -------------
Net asset value, beginning of period                 $    14.04    $   13.02     $   10.37     $   12.41     $   17.91
                                                     ----------    ---------     ---------     ---------     ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               0.21         0.30          0.11          0.18          0.29
Net realized and unrealized gain (loss)                    0.42         1.05          2.65         (2.05)        (5.44)
                                                     ----------    ---------     ---------     ---------     ---------
Total from investment operations                           0.63         1.35          2.76         (1.87)        (5.15)
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                     (0.20)       (0.33)        (0.11)        (0.17)        (0.35)
                                                     ----------    ---------     ---------     ---------     ---------
Net asset value, end of period                       $    14.47    $   14.04     $   13.02     $   10.37     $   12.41
                                                     ==========   ==========     =========     =========     =========

TOTAL RETURN (a)                                           4.57%       10.25%        26.68%       (14.94)%      (28.95)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                 $  208,369    $ 100,380     $ 126,257     $   8,295     $   1,861
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net
   assets                                                  0.74%        0.74%         0.87%         1.50%         3.89%
Ratio of net expenses to average net
   assets                                                  0.70%        0.70%         0.70%         0.70%         0.70%
Ratio of net investment income (loss) to
average net assets                                         1.61%        1.68%         1.43%         2.49%         2.13%

Portfolio turnover rate (b)                                  93%          62%           89%          140%           74%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(c) Amount represents less than $0.01 per share.



                       See Notes to Financial Statements                 Page 53

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

SECTOR FUNDS
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST HEALTH CARE ALPHADEX(R) FUND


                                                            FOR THE        FOR THE        FOR THE         FOR THE         FOR THE
                                                          YEAR -ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                         JULY 31, 2012  JULY 31, 2011  JULY 31, 2010   JULY 31, 2009   JULY 31, 2008
                                                         -------------  -------------  -------------   -------------   -------------
Net asset value, beginning of period                       $  28.54       $  21.56       $  17.66        $  18.93        $  19.48
                                                           --------       --------       --------        --------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                   0.02           0.01          (0.03)          (0.02)          (0.03)
Net realized and unrealized gain (loss)                        1.46           7.03           3.93           (1.25)          (0.52)
                                                           --------       --------       --------        --------        --------
Total from investment operations                               1.48           7.04           3.90           (1.27)          (0.55)
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                         (0.02)         (0.06)            --              --              --
                                                           --------       --------       --------        --------        --------

Net asset value, end of period                             $  30.00       $  28.54       $  21.56        $  17.66        $  18.93
                                                           ========       ========       ========        ========        ========


TOTAL RETURN (a)                                               5.17%         32.67%         22.08%          (6.71)%         (2.82)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                       $532,448       $241,135       $ 47,439        $ 15,015        $  8,521
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                  0.73%          0.75%          0.87%           1.15%           2.03%
Ratio of net expenses to average net assets                    0.70%          0.70%          0.70%           0.70%           0.70%
Ratio of net investment income (loss) to average net
   assets                                                      0.07%          0.01%         (0.19)%         (0.17)%         (0.34)%
Portfolio turnover rate (b)                                     109%           116%            87%            138%             89%


FIRST TRUST INDUSTRIALS/PRODUCER DURABLES ALPHADEX(R) FUND

                                                            FOR THE        FOR THE        FOR THE         FOR THE         FOR THE
                                                          YEAR -ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                         JULY 31, 2012  JULY 31, 2011  JULY 31, 2010   JULY 31, 2009   JULY 31, 2008
                                                         -------------  -------------  -------------   -------------   -------------
Net asset value, beginning of period                       $  18.06       $  15.42       $  12.03        $  17.54        $  18.87
                                                           --------       --------       --------        --------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                   0.16           0.08           0.11            0.10            0.05
Net realized and unrealized gain (loss)                       (0.29)          2.65           3.39           (5.52)          (1.33)
                                                           --------       --------       --------        --------        --------
Total from investment operations                              (0.13)          2.73           3.50           (5.42)          (1.28)
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                         (0.17)         (0.09)         (0.11)          (0.09)          (0.05)
                                                           --------       --------       --------        --------        --------
Net asset value, end of period                             $  17.76       $  18.06       $  15.42        $  12.03  $        17.54
                                                           ========       ========       ========        ========        ========

TOTAL RETURN (a)                                              (0.72)%        17.68%         29.16%         (30.83)%         (6.82)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                       $103,876       $ 65,913       $ 30,845  $        5,412        $  4,384
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                  0.78%          0.79%          0.99%           1.63%           1.90%
Ratio of net expenses to average net assets                    0.70%          0.70%          0.70%           0.70%           0.70%
Ratio of net investment income (loss) to average net
   assets                                                      0.77%          0.47%          0.95%           0.99%           0.29%

Portfolio turnover rate (b)                                      97%           102%            95%            153%             81%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Page 54                See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

SECTOR FUNDS
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST MATERIALS ALPHADEX(R) FUND

                                                          FOR THE         FOR THE         FOR THE         FOR THE         FOR THE
                                                        YEAR -ENDED     YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                       JULY 31, 2012   JULY 31, 2011   JULY 31, 2010   JULY 31, 2009   JULY 31, 2008
                                                       -------------   -------------   -------------   -------------   -------------
Net asset value, beginning of period                     $  24.22        $  19.98        $  15.26        $  21.90         $  20.17
                                                         --------        --------        --------        --------         --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                 0.29            0.22            0.25            0.20             0.16
Net realized and unrealized gain (loss)                     (1.45)           4.40            4.72           (6.64)            1.75
                                                         --------        --------        --------        --------         --------
Total from investment operations                            (1.16)           4.62            4.97           (6.44)            1.91
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                       (0.27)          (0.38)          (0.25)          (0.20)           (0.18)
                                                         --------        --------        --------        --------         --------
Net asset value, end of period                           $  22.79        $  24.22        $  19.98        $  15.26         $  21.90
                                                         ========        ========        ========        ========         ========


TOTAL RETURN (a)                                            (4.78)%         23.12%          32.72%         (29.20)%           9.44%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $144,689        $588,549        $148,839  $        9,922  $         5,474
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                0.73%           0.73%           0.84%           1.40%            2.33%
Ratio of net expenses to average net assets                  0.70%           0.70%           0.70%           0.70%            0.70%
Ratio of net investment income (loss) to average net
   assets                                                    1.14%           0.77%          1.15%            1.46%            0.75%
Portfolio turnover rate (b)                                    92%            116%             90%            153%              59%

FIRST TRUST TECHNOLOGY ALPHADEX(R) FUND

                                                          FOR THE         FOR THE         FOR THE         FOR THE         FOR THE
                                                        YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                       JULY 31, 2012   JULY 31, 2011   JULY 31, 2010   JULY 31, 2009   JULY 31, 2008
                                                       -------------   -------------   -------------   -------------   -------------
Net asset value, beginning of period                     $  21.81        $  18.12        $  14.47        $  17.63        $  20.47
                                                         --------        --------        --------        --------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                (0.01)          (0.02)          (0.04)          (0.02)          (0.02)
Net realized and unrealized gain (loss)                     (0.82)           3.72            3.69           (3.14)          (2.82)
                                                         --------        --------        --------        --------        --------
Total from investment operations                            (0.83)           3.70            3.65           (3.16)          (2.84)
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                       (0.01)          (0.01)             --              --              --
                                                         --------        --------        --------        --------        --------
Net asset value, end of period                           $  20.97  $        21.81        $  18.12        $  14.47        $  17.63
                                                         ========        ========        ========        ========        ========


TOTAL RETURN (a)                                            (3.80)%         20.40%          25.22%         (17.92)%        (13.87)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $216,060        $197,529        $ 59,875        $ 12,374        $  8,904
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                0.74%           0.74%           0.90%           1.26%           2.01%
Ratio of net expenses to average net assets                  0.70%           0.70%           0.70%           0.70%           0.70%
Ratio of net investment income (loss) to average net
  assets                                                     (0.06)%        (0.14)%         (0.40)%         (0.17)%         (0.29)%
Portfolio turnover rate (b)                                    101%           109%            112%            135%             89%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

                       See Notes to Financial Statements                 Page 55

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

SECTOR FUNDS
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST UTILITIES ALPHADEX(R) FUND

                                                          FOR THE         FOR THE         FOR THE         FOR THE         FOR THE
                                                        YEAR -ENDED     YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                       JULY 31, 2012   JULY 31, 2011   JULY 31, 2010   JULY 31, 2009   JULY 31, 2008
                                                       -------------   -------------   -------------   -------------   -------------
-Net asset value, beginning of period                    $  17.65        $  15.42        $  13.66        $  16.19        $  18.37
                                                         --------        --------        --------        --------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                 0.45            0.39            0.38            0.44            0.90
Net realized and unrealized gain (loss)                      0.70            2.22            1.76           (2.50)          (2.17)
                                                         --------        --------        --------        --------        --------
Total from investment operations                             1.15            2.61            2.14           (2.06)          (1.27)
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                       (0.46)          (0.38)          (0.38)          (0.47)          (0.91)
                                                         --------        --------        --------        --------        --------
Net asset value, end of period                           $  18.34        $  17.65        $  15.42        $  13.66        $  16.19
                                                         ========        ========        ========        ========        ========


TOTAL RETURN (a)                                             6.65%          17.03%          15.80%         (12.53)%         (7.39)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $147,658        $ 87,366        $ 30,837        $ 13,660        $  5,667
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                0.72%           0.79%           0.92%           1.15%           2.50%
Ratio of net expenses to average net assets                  0.70%           0.70%           0.70%           0.70%           0.70%
Ratio of net investment income (loss) to average net
   assets                                                    2.83%           2.77%           2.97%           4.03%           2.96%
Portfolio turnover rate (b)                                    72%             66%             60%            128%             68%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Page 56                See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  SECTOR FUNDS
                                 JULY 31, 2012


1. ORGANIZATION

First Trust Exchange-Traded AlphaDEX(R) Fund (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on December 6, 2006, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of twenty-one funds considered either a Sector Fund or a Style Fund, each type having a separate report. This report covers the nine Sector Funds listed below:

   First Trust Consumer Discretionary AlphaDEX(R) Fund - (NYSE Arca, Inc.
     ("NYSE Arca") ticker "FXD")
   First Trust Consumer Staples AlphaDEX(R) Fund - (NYSE Arca ticker "FXG") First Trust Energy AlphaDEX(R) Fund - (NYSE Arca ticker "FXN")
   First Trust Financials AlphaDEX(R) Fund - (NYSE Arca ticker "FXO")
   First Trust Health Care AlphaDEX(R) Fund - (NYSE Arca ticker "FXH") First Trust Industrials/Producer Durables AlphaDEX(R) Fund - (NYSE Arca
     ticker "FXR")
   First Trust Materials AlphaDEX(R) Fund - (NYSE Arca ticker "FXZ")
   First Trust Technology AlphaDEX(R) Fund - (NYSE Arca ticker "FXL")
   First Trust Utilities AlphaDEX(R) Fund - (NYSE Arca ticker "FXU")

Each fund represents a separate series of shares of beneficial interest in the Trust (each a "Fund" and collectively, the "Funds"). Each Fund's shares currently are listed and traded on the NYSE Arca. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are issued and redeemed principally in-kind for securities included in a Fund's relevant index. Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the following indices:


FUND                                                            INDEX
First Trust Consumer Discretionary AlphaDEX(R) Fund             StrataQuant(R) Consumer Discretionary Index (1)
First Trust Consumer Staples AlphaDEX(R) Fund                   StrataQuant(R) Consumer Staples Index (1)
First Trust Energy AlphaDEX(R) Fund                             StrataQuant(R) Energy Index (1)
First Trust Financials AlphaDEX(R) Fund                         StrataQuant(R) Financials Index (1)
First Trust Health Care AlphaDEX(R) Fund                        StrataQuant(R) Health Care Index (1)
First Trust Industrials/Producer Durables AlphaDEX(R) Fund      StrataQuant(R) Industrials Index (1)
First Trust Materials AlphaDEX(R) Fund                          StrataQuant(R) Materials Index (1)
First Trust Technology AlphaDEX(R) Fund                         StrataQuant(R) Technology Index (1)
First Trust Utilities AlphaDEX(R) Fund                          StrataQuant(R) Utilities Index (1)

(1) This index is developed, maintained and sponsored by NYSE Euronext or its affiliates ("NYSE Euronext"), and licensed to First Trust Portfolios L.P. ("FTP"), the distributor of the Trust, by Archipelago Holdings, Inc. ("Archipelago"), an affiliate of NYSE Euronext. Prior to the acquisition of the American Stock Exchange LLC (the "AMEX") by NYSE Euronext, the Index was developed,maintained and sponsored by AMEX.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

Each Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally

4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value in accordance with valuation procedures adopted by the Trust's Board of Trustees and in accordance with the 1940 Act. Each Fund's securities will be valued as follows:

       Securities listed on any exchange other than the NASDAQ Stock Market, Inc. ("NASDAQ") or the London Stock Exchange Alternative Investment Market ("AIM") are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------


                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  SECTOR FUNDS
                                 JULY 31, 2012

       Securities listed on the NASDAQ or the AIM are valued at the official closing price on the business day as of which such value is being determined. If there is no official closing price on the valuation day, the securities are valued at the mean of the most recent bid and ask prices on such day.

       Securities traded in the over-the-counter market, but excluding securities trading on the NASDAQ or the AIM, are valued at the closing bid prices.

       Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principle, the current "fair value" of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. The use of fair value prices by a Fund generally results in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

        1) the type of security;
        2) the size of the holding;
        3) the initial cost of the security;
        4) transactions in comparable securities;
        5) price quotes from dealers and/or pricing services;
        6) relationships among various securities;
        7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
        8) an analysis of the issuer's financial statements; and
        9) the existence of merger proposals or tender offers that might affect the value of the security.

In addition, the use of fair value prices and certain current market quotations or official closing prices could result in a difference between the prices used to calculate a Fund's NAV and the prices used by such Fund's corresponding index, which, in turn, could result in a difference between a Fund's performance and the performance of its underlying index.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund's investments as of July 31, 2012, is included with each Fund's Portfolio of Investments.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------


                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  SECTOR FUNDS
                                 JULY 31, 2012

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

Distributions received from a Fund's investments in real estate investment trusts ("REITs") may be comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until after the REITs fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. SECURITIES LENDING

The Funds may lend securities representing up to 20% of the value of their total assets to broker-dealers, banks and other institutions to generate additional income. When a Fund loans its portfolio securities, it will receive, at the inception of each loan, collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of (i) a decline in the value of the collateral provided for the loaned securities, (ii) a decline in the value of any investments made with cash collateral or (iii) an increase in the value of the loaned securities if the borrower does not increase the collateral accordingly and the borrower fails to return the securities.

These events could also trigger adverse tax consequences for the Funds. Under the Funds' securities lending agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. Brown Brothers Harriman & Co. acts as the Funds' securities lending agent and is responsible for executing the lending of the portfolio securities to creditworthy borrowers. The Funds, however, will be responsible for the risks associated with the investment of cash collateral. A Fund may lose money on its investment of cash collateral, which may affect its ability to repay the collateral to the borrower without the use of other Fund assets. Each Fund that engages in securities lending receives compensation (net of any rebate and securities lending agent fees) for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The dividend and interest earned on the securities loaned are accounted for in the same manner as other dividend and interest income. At July 31, 2012, FXD has securities in the securities lending program.

D. DIVIDENDS AND DISTRIBUTION TO SHAREHOLDERS

Dividends from net investment income of each Fund, if any, are declared and paid semi-annually or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually.

On January 23, 2012, the Board of Trustees approved a change to quarterly dividends for each of the Funds. This change will be effective with the filing with the SEC of each Fund's prospectus in November 2012.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid by each Fund during the year ended July 31, 2012 was as follows:


                                                           Distributions paid from  Distributions paid from  Distributions paid from
                                                               Ordinary Income           Capital Gains          Return of Capital
                                                           -----------------------  -----------------------  -----------------------
First Trust Consumer Discretionary AlphaDEX(R) Fund             $  4,016,850        $           --            $         --
First Trust Consumer Staples AlphaDEX(R) Fund                      3,136,681                    --                      --
First Trust Energy AlphaDEX(R) Fund                                  599,560                    --                      --
First Trust Financials AlphaDEX(R) Fund                            1,798,590                    --                      --
First Trust Health Care AlphaDEX(R) Fund                             309,400                    --                      --
First Trust Industrials/Producer Durables AlphaDEX(R) Fund           551,615                    --                      --
First Trust Materials AlphaDEX(R) Fund                             2,166,181                    --                      --
First Trust Technology AlphaDEX(R) Fund                              124,254                    --                      --
First Trust Utilities AlphaDEX(R) Fund                             5,735,711

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  SECTOR FUNDS
                                 JULY 31, 2012

The tax character of distributions paid by each Fund during the year ended July 31, 2011 was as follows:


                                                           Distributions paid from  Distributions paid from  Distributions paid from
                                                               Ordinary Income           Capital Gains          Return of Capital
                                                           -----------------------  -----------------------  -----------------------
First Trust Consumer Discretionary AlphaDEX(R) Fund            $  1,938,170         $          --             $        --
First Trust Consumer Staples AlphaDEX(R) Fund                       519,675                    --                      --
First Trust Energy AlphaDEX(R) Fund                                 480,290                    --                      --
First Trust Financials AlphaDEX(R) Fund                           4,076,241                    --                      --
First Trust Health Care AlphaDEX(R) Fund                            419,500                    --                      --
First Trust Industrials/Producer Durables AlphaDEX(R) Fund          252,090                    --                      --
First Trust Materials AlphaDEX(R) Fund                            6,954,230                    --                      --
First Trust Technology AlphaDEX(R) Fund                              30,330                    --                      --
First Trust Utilities AlphaDEX(R) Fund                            1,292,371                    --                      --


As of July 31, 2012, the components of distributable earnings on a tax basis for each Fund were as follows:


                                                                                          Accumulated
                                                                Undistributed             Capital and         Net Unrealized
                                                                   Ordinary                  Other             Appreciation
                                                                    Income                Gain (Loss)         (Depreciation)
                                                              ------------------       -----------------    ------------------
First Trust Consumer Discretionary AlphaDEX(R) Fund           $        59,708           $ (88,259,896)        $   3,890,128
First Trust Consumer Staples AlphaDEX(R) Fund                       2,540,740             (25,683,972)          (13,893,253)
First Trust Energy AlphaDEX(R) Fund                                        --             (30,537,272)           (8,677,068)
First Trust Financials AlphaDEX(R) Fund                               316,338             (13,245,457)          (12,233,181)
First Trust Health Care AlphaDEX(R) Fund                               26,198             (26,071,924)           (2,833,682)
First Trust Industrials/Producer Durables AlphaDEX(R) Fund                 --              (9,529,553)           (4,855,955)
First Trust Materials AlphaDEX(R) Fund                                160,246             (54,775,251)           (9,621,779)
First Trust Technology AlphaDEX(R) Fund                                    --             (36,191,454)          (11,515,790)
First Trust Utilities AlphaDEX(R) Fund                                185,022              (6,912,169)           (4,391,253)


E. INCOME TAXES

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2009, 2010, 2011 and 2012 remain open to federal and state audit. As of July 31, 2012, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds' financial statements for uncertain tax positions.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses arising in taxable years after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At July 31, 2012, the Fund had pre-enactment and post-enactment net capital losses for federal income tax purposes as shown in the following table. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. The Funds are subject to certain limitations, under U.S. tax rules, on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  SECTOR FUNDS
                                 JULY 31, 2012

                               Capital Loss  Capital Loss  Capital Loss   Capital Loss  Capital Loss      Post          Total
                                 Available     Available     Available      Available     Available    Effective -     Capital
                                  through       through       through        through       through         no           Loss
                               July 31, 2015 July 31, 2016 July 31, 2017  July 31, 2018 July 31, 2019  expiration     Available
                               ------------- ------------- -------------  ------------- -------------  ----------     ---------
First Trust Consumer
     Discretionary
     AlphaDEX(R) Fund           $     2,058    $    64,889   $   783,283    $1,138,594    $9,617,858   $76,653,214    $88,259,896
First Trust Consumer
     Staples AlphaDEX(R)
     Fund                                --         63,580       422,511     1,058,131            --    24,139,750     25,683,972
First Trust Energy
     AlphaDEX(R) Fund                    --         73,845     2,326,320     2,084,336     3,349,453    22,703,318     30,537,272
First Trust Financials
     AlphaDEX(R) Fund                 2,757         13,300       671,958     1,630,337     3,464,108     7,462,997     13,245,457
First Trust Health Care
     AlphaDEX(R) Fund                18,355         28,397       774,570     2,582,977     1,764,162    20,903,463     26,071,924
First Trust Industrials/
     Producer Durables
     AlphaDEX(R) Fund                23,631        183,210       798,398     1,325,584     1,133,736     6,064,994      9,529,553
First Trust Materials
     AlphaDEX(R) Fund                 4,424         13,424     1,265,429       886,622     7,397,299    45,208,053     54,775,251
First Trust Technology
     AlphaDEX(R) Fund                12,398         22,456     1,608,491     2,508,150     2,516,610    29,619,490     36,287,595
First Trust Utilities
     AlphaDEX(R) Fund                    --             --       557,777     1,956,482            --     4,397,910      6,912,169


Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for Federal income tax purposes. For the fiscal year ended July 31, 2012, the following Funds incurred and elected to defer net ordinary losses as follows:

                                                                 Qualified Late Year Losses
                                                               ------------------------------
                                                                      Ordinary Losses
                                                                    -------------------
First Trust Consumer Staples AlphaDEX(R) Fund                          $         --
First Trust Consumer Discretionary AlphaDEX(R) Fund                              --
First Trust Energy AlphaDEX(R) Fund                                              --
First Trust Financials AlphaDEX(R) Fund                                          --
First Trust Health Care AlphaDEX(R) Fund                                         --
First Trust Industrials/Producer Durables AlphaDEX(R) Fund                       --
First Trust Materials AlphaDEX(R) Fund                                           --
First Trust Technology AlphaDEX(R) Fund                                      96,141
First Trust Utilities AlphaDEX(R) Fund                                           --

In order to present paid-in capital and accumulated net realized gain (loss) on investments on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended July 31, 2012, the adjustments for each Fund were as follows:

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  SECTOR FUNDS
                                 JULY 31, 2012

                                                                                      Accumulated
                                                                Accumulated           Net Realized
                                                               Net Investment         Gain (Loss)               Paid-in
                                                               Income (Loss)         on Investments             Capital
                                                              ----------------      ----------------        ----------------

First Trust Consumer Discretionary AlphaDEX(R) Fund             $         --         $  (47,887,382)         $   47,887,382
First Trust Consumer Staples AlphaDEX(R) Fund                             --            (11,407,603)             11,407,603
First Trust Energy AlphaDEX(R) Fund                                  (25,073)             3,815,474              (3,790,401)
First Trust Financials AlphaDEX(R) Fund                              123,433             (6,540,815)              6,417,382
First Trust Health Care AlphaDEX(R) Fund                                  --            (47,688,853)             47,688,853
First Trust Industrials/Producer Durables AlphaDEX(R) Fund             8,096             (9,824,939)              9,816,843
First Trust Materials AlphaDEX(R) Fund                                51,715              8,843,912              (8,895,627)
First Trust Technology AlphaDEX(R) Fund                              145,330             (5,481,906)              5,336,576
First Trust Utilities AlphaDEX(R) Fund                                    --            (12,256,381)             12,256,381

F. EXPENSES

Expenses that are directly related to one of the Funds are charged directly to the respective Fund. General expenses of the Trust are allocated to all the Funds based upon the net assets of each Fund.

FTP has entered into a licensing agreement with Archipelago for each of the Sector Funds. The license agreement allows for the use by FTP of certain trademarks and trade names of Archipelago and certain trademarks and trade names of NYSE Euronext. The Funds and First Trust Advisors L.P. ("First Trust" or the "Advisor") are sub-licensees to the license agreement. The Funds are required to pay licensing fees, which are shown on the Statements of Operations.

G. ACCOUNTING PRONOUNCEMENTS

In April 2011, the Financial Accounting Standards Board ("FASB") released Accounting Standards Update ("ASU") No. 2011-03, "Reconsideration of Effective Control for Repurchase Agreements." This ASU amends FASB Accounting Standards Codification ("ASC") Topic 860, "Transfers and Servicing"; specifically the criteria required to determine whether a repurchase agreement and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. This ASU is effective for fiscal years and interim periods beginning on or after December 15, 2011. Management has concluded that the adoption of ASU No. 2011-03 is not expected to have a material impact on the Funds' financial statements and the accompanying notes, net assets or results of operations.

In May 2011, FASB issued ASU No. 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs", modifying Topic 820, "Fair Value Measurements and Disclosures". At the same time, the International Accounting Standards Board ("IASB") issued International Financial Reporting Standard ("IFRS") 13, "Fair Value Measurement." The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose (i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, (ii) for Level 3 fair value measurements, quantitative information about significant unobservable inputs used, (iii) a description of the valuation processes used by the reporting entity, and (iv) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the updated standards on the Funds' financial statements, if any.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio, managing the Fund's business affairs and providing certain other services necessary for the management of the Funds.

For these services, First Trust is paid an annual management fee of 0.50% of each Fund's average daily net assets. The Trust and First Trust have entered into an Expense Reimbursement, Fee Waiver and Recovery Agreement ("Recovery Agreement") in which First Trust has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of each Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) exceed 0.70% of average daily net assets per year (the "Expense Cap"). The Expense Cap, pursuant to a contractual agreement, will be in effect until at least November 30, 2013.

Expenses reimbursed and fees waived by First Trust under the Recovery Agreement are subject to recovery by First Trust for up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by a Fund if it results in the Fund exceeding an expense ratio equal to the Expense Cap in place at the time the expenses were reimbursed or fees waived by First Trust. These amounts, if any, would be included in "Expenses previously waived or reimbursed" on the Statements of Operations.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  SECTOR FUNDS
                                 JULY 31, 2012

The advisory fee waivers and expense reimbursements for the year ended July 31, 2012 and the expenses borne by the Advisor subject to recovery from each Fund for the periods indicated were as follows:

                                                                          Expenses Borne by Advisor Subject to Recovery
                                                                       ------------------------------------------------------
                                                Advisory      Expense      Year         Year         Year
                                                  Fee          Reim-       Ended        Ended        Ended
                                                Waivers     bursements July 31, 2010  July 31, 2011  July 31, 2012    Total
                                               ----------   ---------- -------------  -------------  -------------  ---------
First Trust Consumer Discretionary
   AlphaDEX(R) Fund                            $ 106,586    $     --   $ 110,096      $ 109,492      $ 106,586      $ 326,174
First Trust Consumer Staples
   AlphaDEX(R) Fund                              105,132          --      51,148         59,013        105,132        215,293
First Trust Energy AlphaDEX(R) Fund               56,968          --      67,669         52,991         56,968        177,628
First Trust Financials AlphaDEX(R) Fund           52,006          --     104,140         90,841         52,006        246,987
First Trust Health Care AlphaDEX(R) Fund         124,634          --      66,052         66,543        124,634        257,229
First Trust Industrials/Producer Durables
     AlphaDEX(R) Fund                             54,297          --      52,980         45,159         54,297        152,436
Fir Trust Materials AlphaDEX(R) Fund              67,709          --     114,679        114,169         67,709        296,557
First Trust Technology AlphaDEX(R) Fund           71,419          --      67,139         62,099         71,419        200,657
First Trust Utilities AlphaDEX(R) Fund            50,018          --      53,420         46,722         50,018        150,160

The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM"). Under the servicing agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Trust. As custodian, BNYM is responsible for custody of the Trust's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Trust's securities and cash. As transfer agent, BNYM is responsible for performing transfer agency services for the Trust. BNYM is a subsidiary of the Bank of New York Mellon Corporation, a financial holding company.

Effective January 23, 2012, James A. Bowen resigned from his position as the President and Chief Executive Officer of the Trust. He will continue as a Trustee, the Chairman of the Board of Trustees and a member of the Executive Committee. The Board elected Mark R. Bradley to serve as the President and Chief Executive Officer of the Trust and James M. Dykas to serve as the Treasurer, Chief Financial Officer and Chief Accounting Officer of the Trust.

Effective January 1, 2012, each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer of $125,000 per year and an annual per fund fee of $4,000 for each closed-end fund or other actively managed fund and $1,000 for each index fund in the First Trust Fund Complex. The fixed annual retainer is allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Prior to January 1, 2012, each Independent Trustee received an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each additional trust in the First Trust Fund Complex. The annual retainer was allocated equally among each of the trusts.

Additionally, the Lead Independent Trustee is paid $15,000 annually, the Chairman of the Audit Committee is paid $10,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $5,000 annually to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Prior to January 1, 2012, the annual amounts paid were $10,000, $5,000 and $2,500, respectively. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee chairman will serve two-year terms before rotating to serve as chairman of another committee or as Lead Independent Trustee. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  SECTOR FUNDS
                                 JULY 31, 2012


                      4. PURCHASES AND SALES OF SECURITIES

For the year ended July 31, 2012, the cost of purchases and proceeds from sales of investment securities for each Fund, excluding short-term investments and in-kind transactions, were as follows:


                                                                     Purchases              Sales
                                                                  ---------------      ---------------
First Trust Consumer Discretionary AlphaDEX(R) Fund                $487,115,242          $500,589,931
First Trust Consumer Staples AlphaDEX(R) Fund                       366,670,366           379,901,642
First Trust Energy AlphaDEX(R) Fund                                  92,773,536            92,499,461
First Trust Financials AlphaDEX(R) Fund                             118,658,332           118,916,745
First Trust Health Care AlphaDEX(R) Fund                            487,091,617           490,086,537
First Trust Industrials/Producer Durables AlphaDEX(R) Fund           66,953,858            66,897,741
First Trust Materials AlphaDEX(R) Fund                              199,947,393           211,964,420
First Trust Technology AlphaDEX(R) Fund                             209,922,891           213,359,106
First Trust Utilities AlphaDEX(R) Fund                              139,177,715           138,595,680

For the year ended July 31, 2012, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

                                                                     Purchases              Sales
                                                                  ---------------      ---------------
First Trust Consumer Discretionary AlphaDEX(R) Fund                $426,462,317          $571,157,906
First Trust Consumer Staples AlphaDEX(R) Fund                       481,712,883           346,712,641
First Trust Energy AlphaDEX(R) Fund                                  90,637,664            98,712,641
First Trust Financials AlphaDEX(R) Fund                             291,712,382           180,195,403
First Trust Health Care AlphaDEX(R) Fund                            788,431,344           531,090,992
First Trust Industrials/Producer Durables AlphaDEX(R) Fund          192,813,149           154,919,808
First Trust Materials AlphaDEX(R) Fund                              155,174,424           491,959,849
First Trust Technology AlphaDEX(R) Fund                             277,784,870           188,326,018
First Trust Utilities AlphaDEX(R) Fund                              455,481,807           400,492,382


                   5. CREATION, REDEMPTION & TRANSACTION FEES

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the daily NAV per share of each Fund on the transaction date times the number of shares in a Creation Unit. Purchasers of Creation Units must pay to BNYM, as transfer agent, a standard creation transaction fee (the "Creation Transaction Fee"), which is based on the number of different securities in a Creation Unit of each Fund according to the fee schedule set forth below:

                   Number of Securities            Creation
                    in a Creation Unit          Transaction Fee
                -------------------------      -----------------
                          1-100                     $  500
                        101-200                     $1,000
                        201-300                     $1,500
                        301-400                     $2,000
                        401-500                     $2,500
                        501-600                     $3,000
                        601-700                     $3,500

The Creation Transaction Fee is applicable to each purchase transaction regardless of the number of Creation Units purchased in the transaction. An additional variable fee of up to three times the Creation Transaction Fee may be charged with respect to transactions effected outside of the clearing process (i.e., through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units. The price for each Creation Unit will equal the daily NAV per share of a Fund on the transaction date times the number of shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  SECTOR FUNDS
                                 JULY 31, 2012

Parties redeeming Creation Units must pay to BNYM, as transfer agent, a standard redemption transaction fee (the "Redemption Transaction Fee"), which is based on the number of different securities in a Creation Unit of each Fund according to the fee schedule set forth below:

                  Number of Securities            Redemption
                   in a Creation Unit           Transaction Fee
                -------------------------      -----------------
                         1-100                      $  500
                       101-200                      $1,000
                       201-300                      $1,500
                       301-400                      $2,000
                       401-500                      $2,500
                       501-600                      $3,000
                       601-700                      $3,500

The Redemption Transaction Fee is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional variable fee of up to three times the Redemption Transaction Fee may be charged with respect to redemptions effected outside of the clearing process or to the extent that redemptions are for cash. Each Fund reserves the right to effect redemptions in cash. A shareholder may request cash redemption in lieu of securities; however, a Fund may, in its discretion, reject any such request.

                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse FTP, the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, the Funds will not pay 12b-1 fees any time before November 30, 2013.

                               7. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. --However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND:

We have audited the accompanying statements of assets and liabilities of First Trust Consumer Discretionary AlphaDEX(R) Fund, First Trust Consumer Staples AlphaDEX(R) Fund, First Trust Energy AlphaDEX(R) Fund, First Trust Financials AlphaDEX(R) Fund, First Trust Health Care AlphaDEX(R) Fund, First Trust Industrials/Producer Durables AlphaDEX(R) Fund, First Trust Materials AlphaDEX(R) Fund, First Trust Technology AlphaDEX(R) Fund, and First Trust Utilities AlphaDEX(R) Fund, each a series of the First Trust Exchange-Traded AlphaDEX(R) Fund (the "Fund"), including the portfolios of investments, as of July 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

Our procedures included confirmation of securities owned as of July 31, 2012 by correspondence with the Fund's custodian and brokers; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds listed above included in the First Trust Exchange-Traded AlphaDEX(R) Fund as of July 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP
--------------------------------
Chicago, Illinois
September 27, 2012

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  SECTOR FUNDS
                           JULY 31, 2012 (UNAUDITED)


                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the 12-months ended July 31, 2012 is available
(1) without charge, upon request, by calling (800) 988-5891; (2) on the Trust's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of each Fund's portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available (1) by calling
(800) 988-5891; (2) on the Trust's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and
(4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                            FEDERAL TAX INFORMATION

For the taxable year ended July 31, 2012, the following percentages of income dividend paid by the Funds qualify for the dividends received deduction available to corporations:



                                                                    Dividends Received Deduction
                                                                  ---------------------------------
First Trust Consumer Discretionary AlphaDEX(R) Fund                            100.00%
First Trust Consumer Staples AlphaDEX(R) Fund                                  100.00%
First Trust Energy AlphaDEX(R) Fund                                            100.00%
First Trust Financials AlphaDEX(R) Fund                                        100.00%
First Trust Health Care AlphaDEX(R) Fund                                       100.00%
First Trust Industrials/Producer Durables AlphaDEX(R) Fund                     100.00%
First Trust Materials AlphaDEX(R) Fund                                         100.00%
First Trust Technology AlphaDEX(R) Fund                                        100.00%
First Trust Utilities AlphaDEX(R) Fund                                         100.00%

For the taxable year ended July 31, 2012, the following percentages of income dividend paid by the Funds is hereby designated as qualified dividend income:

                                                                      Qualified Dividend Income
                                                                  ---------------------------------
First Trust Consumer Discretionary AlphaDEX(R) Fund                            100.00%
First Trust Consumer Staples AlphaDEX(R) Fund                                  100.00%
First Trust Energy AlphaDEX(R) Fund                                            100.00%
First Trust Financials AlphaDEX(R) Fund                                        100.00%
First Trust Health Care AlphaDEX(R) Fund                                       100.00%
First Trust Industrials/Producer Durables AlphaDEX(R) Fund                     100.00%
First Trust Materials AlphaDEX(R) Fund                                         100.00%
First Trust Technology AlphaDEX(R) Fund                                        100.00%
First Trust Utilities AlphaDEX(R) Fund                                         100.00%

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  SECTOR FUNDS
                           JULY 31, 2012 (UNAUDITED)


                               ADVISORY AGREEMENT

BOARD CONSIDERATIONS REGARDING APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Trustees of the First Trust Exchange-Traded AlphaDEX(R) Fund (the "Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Agreement") with First Trust Advisors L.P. (the "Advisor") on behalf of the following nine series of the Trust (each a "Fund" and collectively, the "Funds"):

         First Trust Consumer Discretionary AlphaDEX(R) Fund (FXD)
         First Trust Consumer Staples AlphaDEX(R) Fund (FXG)
         First Trust Energy AlphaDEX(R) Fund (FXN)
         First Trust Financials AlphaDEX(R) Fund (FXO)
         First Trust Health Care AlphaDEX(R) Fund (FXH)
         First Trust Industrials/Producer Durables AlphaDEX(R) Fund (FXR) First Trust Materials AlphaDEX(R) Fund (FXZ)
         First Trust Technology AlphaDEX(R) Fund (FXL)
         First Trust Utilities AlphaDEX(R) Fund (FXU)

The Board approved the continuation of the Agreement for a one-year period ending March 31, 2013, for each Fund at a meeting held on March 11-12, 2012. The Board of Trustees determined for each Fund that the continuation of the Agreement is in the best interests of the Fund in light of the services, expenses and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreement for each Fund, the Independent Trustees received a report in advance of the Board meeting responding to a request for information from counsel to the Independent Trustees. The report, among other things, outlined the services provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the advisory fee for each Fund as compared to fees charged to a peer group of Funds compiled by Lipper Inc. ("Lipper"), an independent source (the "Lipper Expense Group"), and as compared to fees charged to other clients of the Advisor with similar investment objectives and to other exchange-traded funds ("ETFs") managed by the Advisor; expenses of each Fund compared to expense ratios of the funds in the Fund's Lipper Expense Group; the nature of expenses incurred in providing services to each Fund and the potential for economies of scale, if any; financial data on the Advisor; fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P.; and a summary of the Advisor's compliance program. Following receipt of this information, counsel to the Independent Trustees posed follow-up questions to the Advisor, and the Independent Trustees and their counsel then met separately to discuss the information provided by the Advisor, including the supplemental responses. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor is a reasonable business arrangement from each Fund's perspective as well as from the perspective of shareholders. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor manages the Fund and knowing the Fund's investment advisory fee. The Board also considered that the Agreement was approved by shareholders of each Fund at meetings held in December 2010.

In reviewing the Agreement for each Fund, the Board considered the nature, extent and quality of services provided under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all the services provided by the Advisor to the Funds. The Board also considered the background and experience of the persons responsible for the day-to-day management of the Funds. The Board considered the compliance program that had been developed by the Advisor and the procedures in place to monitor each Fund's investment program. In light of the information presented and the considerations made, the Board concluded that the nature, quality and extent of services provided to the Trust and each Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed each Fund consistent with its investment objective and policies.

The Board considered the advisory fees payable by each Fund under the Agreement. The Board considered that the Advisor agreed to extend the current expense cap for each Fund through November 30, 2013. For each Fund, the Board noted that expenses borne by the Advisor are to be subject to reimbursement by the Fund for up to three years from the date the fee or expense was incurred, but no reimbursement payment would be made by the Fund if it would result in the Fund exceeding an expense ratio equal to the expense cap in place at the time the expenses were borne by the Advisor. The Board considered the fees charged by the Advisor to other ETFs and other advisory clients with investment objectives and policies similar to the Funds', noting that those fees generally were similar

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  SECTOR FUNDS
                           JULY 31, 2012 (UNAUDITED)

to the fees charged to the Funds. In addition, the Board received data prepared by Lipper showing the management fees and expense ratios of each Fund as compared to the Fund's Lipper Expense Group. Because each Fund's Lipper Expense Group included peer funds that pay a unitary fee, the Board determined that the Funds' expense ratios were the more relevant data point. Based on the information provided, the Board noted that the total (net) expense ratio of each Fund was above the median of the Fund's Lipper Expense Group. The Board discussed with representatives of the Advisor the limitations in creating a relevant peer group for each Fund, including that (i) many of the Funds are unique in their composition, which makes assembling peers with similar strategies and asset mix difficult and (ii) Lipper omitted certain peer funds due to size that are otherwise logical and appropriate comparisons based on style, strategy and objective. The Board took these limitations into account in considering the Lipper data. The Board also considered information regarding First Trust ETFs from a February 2012 report from Cogent Research on ETF investors.

The Board considered performance information for each Fund, noting that the performance information included each Fund's quarterly performance report, which is part of the process that the Board has established for monitoring each Fund's performance on an ongoing basis. The Board determined that this process continues to be effective for reviewing each Fund's performance. The Board also considered information regarding the performance of each Fund's underlying index, the correlation between each Fund's performance and that of its underlying index, the Fund's tracking error and the Fund's excess return as compared to a benchmark index. Based on the information provided and its ongoing review of performance, the Board concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was consistent with the target set forth in the Fund's prospectus. In addition, the Board received data prepared by Lipper comparing each Fund's performance to a peer group selected by Lipper (the "Lipper Performance Group") and to a broad-based benchmark. In reviewing each Fund's performance as compared to the performance of the Fund's Lipper Performance Group, the Board took into account the limitations described above with respect to creating relevant peer groups for the Funds.

On the basis of all the information provided on the fees, expenses and performance of each Fund, the Board concluded that the advisory fees for each Fund were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor to each Fund under the Agreement.

The Board noted that the Advisor has continued to invest in personnel and infrastructure and considered whether fee levels reflect any economies of scale for the benefit of shareholders. The Board concluded that the advisory fee for each Fund reflects an appropriate level of sharing of any economies of scale at current asset levels. The Board also considered the costs of the services provided and profits realized by the Advisor from serving as investment advisor to each Fund for the twelve months ended December 31, 2011, as set forth in the materials provided to the Board. Based on the information provided, the Board concluded that the pre-tax profits estimated to have been realized by the Advisor in connection with the management of each Fund for calendar year 2011 were not unreasonable. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and First Trust Portfolios L.P. their exposure to investors and brokers who, in the absence of the Funds, may have had no dealings with the Advisor, and noted that the Advisor does not utilize soft dollars in connection with its management of the Funds' portfolios.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of Trust and each Fund. No single factor was determinative in the Board's analysis.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                           JULY 31, 2012 (UNAUDITED)

The Trust's respective statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.

                                                                                                     Number of
                                                                                                   Portfolios in
                                Term of Office                                                    the First Trust        Other
       Name, Address,           and Year First                                                      Fund Complex    Trusteeships or
      Date of Birth and           Elected or                  Principal Occupations                 Overseen by      Directorships
   Position with the Trust         Appointed                   During Past 5 Years                    Trustee       Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee   o Indefinite Term  Physician; President, Wheaton Orthope-                93        None
c/o First Trust Advisors L.P.                     dics; Co-Owner and Co-Director (January
120 E. Liberty Drive,          o Since Inception  1996 to May 2007), Sports Med Center for
   Suite 400                                      Fitness; Limited Partner, Gundersen Real
Wheaton, IL 60187                                 Estate Limited Partnership; Member,
D.O.B.: 04/51                                     Sportsmed LLC

Thomas R. Kadlec, Trustee      o Indefinite Term  President (March 2010 to present), Senior             93        Director of ADM
c/o First Trust Advisors L.P.                     Vice President and Chief Financial Officer                      Investor Services,
120 E. Liberty Drive,          o Since Inception  (May 2007 to March 2010), Vice President                        Inc. and ADM
   Suite 400                                      and Chief Financial Officer (1990 to May                        Investor Services,
Wheaton, IL 60187                                 2007), ADM Investor Services, Inc.                              International
D.O.B.: 11/57                                     (Futures Commission Merchant)

Robert F. Keith, Trustee       o Indefinite Term  President (2003 to Present), Hibs                     93        None
c/o First Trust Advisors L.P.                     Enterprises (Financial and Management
120 E. Liberty Drive,          o Since Inception  Consulting)
   Suite 400
Wheaton, IL 60187
D.O.B.: 11/56

Niel B. Nielson, Trustee       o Indefinite Term  President and Chief Executive Officer                 93        Director of
c/o First Trust Advisors L.P.                     (June 2012 to Present), Dew Learning LLC                        Covenant
120 E. Liberty Drive,          o Since Inception  (Educational Products and Services);                            Transport Inc.
   Suite 400                                      President (June 2002 to June 2012),
Wheaton, IL 60187                                 Covenant College
D.O.B.: 03/54

------------------------------------------------------------------------------------------------------------------------------------
                                                        INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,    o Indefinite Term  Chief Executive Officer (December 2010 to             93        None
Chairman of the Board                             Present), President (until December 2010),
120 E. Liberty Drive,          o Since Inception  First Trust Advisors L.P. and First Trust
   Suite 400                                      Portfolios L.P.; Chairman of the Board of
Wheaton, IL 60187                                 Directors, BondWave LLC
D.O.B.: 09/55                                     (Software Development Company/
                                                  Investment Advisor) and Stonebridge
                                                  Advisors LLC (Investment Advisor)

-------------------
1 Mr. Bowen is deemed an "interested person" of the Trust due to his position as President of First Trust Advisors L.P., investment advisor of the Trust.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                           JULY 31, 2012 (UNAUDITED)

                                Position and               Term of Office
    Name, Address                  Offices                 and Length of                      Principal Occupations
  and Date of Birth              with Trust                   Service                          During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
                                                  OFFICERS WHO ARE NOT TRUSTEES(2)
------------------------------------------------------------------------------------------------------------------------------------
Mark R. Bradley        President and Chief Executive    o Indefinite Term     Chief Operating Officer (December 2010 to Present)
120 E. Liberty Drive,  Officer                                                and Chief Financial Officer, First Trust Advisors L.P.
   Suite 400                                            o Since January 2012  and First Trust Portfolios L.P.; Chief Financial
Wheaton, IL 60187                                                             Officer, BondWave LLC (Software Development
D.O.B.: 11/57                                                                 Company/Investment Advisor) and Stonebridge
                                                                              Advisors LLC (Investment Advisor)

James M. Dykas         Treasurer, Chief Financial       o Indefinite Term     Controller (January 2011 to Present), Senior Vice
120 E. Liberty Drive,  Officer and Chief Accounting                           President (April 2007 to Present), Vice President
   Suite 400           Officer                          o Since January 2012  (January 2005 to April 2007), First Trust Advisors
Wheaton, IL 60187                                                             L.P. and First Trust Portfolios L.P.
D.O.B.: 01/66

Rosanne Gatta          Assistant Secretary              o Indefinite Term     Board Liaison Associate (July 2010 to Present), First
120 E. Liberty Drive,                                                         Trust Advisors L.P. and First Trust Portfolios L.P.;
   Suite 400                                            o Since March 2011    Assistant Vice President (February 2001 to July
Wheaton, IL 60187                                                             2010), PNC?Global Investment Servicing
D.O.B.: 07/55

W. Scott Jardine       Secretary                        o Indefinite Term     General Counsel, First Trust Advisors L.P. and First
120 E. Liberty Drive,                                                         Trust Portfolios L.P.; Secretary, BondWave LLC
   Suite 400                                            o Since Inception     (Software Development Company/Investment Advisor)
Wheaton, IL 60187                                                             and Stonebridge Advisors LLC (Investment Advisor)
D.O.B.: 05/60

Erin E. Klassman       Assistant Secretary              o Indefinite Term     Assistant General Counsel (October 2007 to Present),
120 E. Liberty Drive,                                                         Associate Counsel (March 2006 to October 2007),
   Suite 400                                            o Since June 2009     First Trust Advisors L.P. and First Trust Portfolios
Wheaton, IL 60187                                                             L.P.; Associate Attorney (November 2003 to March
D.O.B.: 08/76                                                                 2006), Doyle & Bolotin, Ltd.

Daniel J. Lindquist    Vice President                   o Indefinite Term     Senior Vice President (September 2005 to
120 E. Liberty Drive,                                                         Present), Vice President (April 2004 to September
   Suite 400                                            o Since Inception     2005), First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                                             Portfolios L.P.
D.O.B.: 02/70

Coleen D. Lynch        Assistant Vice President         o Indefinite Term     Assistant Vice President (January 2008 to Present),
120 E. Liberty Drive,                                                         First Trust Advisors L.P. and First Trust Portfolios
   Suite 400                                            o Since July 2008     L.P.; Vice President (May 1998 to January 2008), Van
Wheaton, IL 60187                                                             Kampen Asset Management and Morgan Stanley
D.O.B.: 07/58                                                                 Investment Management

Kristi A. Maher        Assistant Secretary and          o Indefinite Term     Deputy General Counsel (May 2007 to Present),
120 E. Liberty Drive,  Chief Compliance Officer                               Assistant General Counsel (March 2004 to May
   Suite 400                                            o Since Inception     2007), First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                                             Portfolios L.P.
D.O.B.: 12/66

Roger F. Testin        Vice President                   o Indefinite Term     Senior Vice President (November 2003 to Present),
120 E. Liberty Drive,                                                         Vice President (August 2001 to November 2003), First
   Suite 400                                            o Since Inception     Trust Advisors L. P. and First Trust Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 06/66

Stan Ueland            Vice President                   o Indefinite Term     Vice President (August 2005 to Present), First Trust
120 E. Liberty Drive,                                                         Advisors L.P. and First Trust Portfolios L.P; Vice
   Suite 400                                            o Since Inception     President (May 2004 to August 2005), BondWave LLC
Wheaton, IL 60187                                                             (Software Development Company/Investment Advisor)
D.O.B.: 11/70


-------------------
2 The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
RISK CONSIDERATIONS
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  SECTOR FUNDS
                           JULY 31, 2012 (UNAUDITED)

RISKS ARE INHERENT IN ALL INVESTING. YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT HTTP://WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND. FOR ADDITIONAL INFORMATION ABOUT THE RISKS ASSOCIATED WITH INVESTING IN THE FUNDS, PLEASE SEE THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION, AS WELL AS OTHER REGULATORY FILINGS. READ THESE DOCUMENTS CAREFULLY BEFORE YOU INVEST. FIRST TRUST PORTFOLIOS L.P. IS THE DISTRIBUTOR OF THE FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND.

The following summarizes some of the risks that should be considered for the Funds.

Each Fund's shares will change in value, and you could lose money by investing in a Fund. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments. Overall stock market values could decline generally or could underperform other investments.

An investment in a Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. Investors buying or selling Fund shares on the secondary market may incur brokerage commissions. In addition, investors who sell Fund shares may receive less than the Fund shares' net asset value. Unlike shares of open-end mutual funds, investors are generally not able to purchase ETF shares directly from a Fund and individual ETF shares are not redeemable. However, specified large blocks of ETF shares called creation units can be purchased from, or redeemed to, a Fund.

Each Fund is subject to index tracking risk. You should anticipate that the value of each Fund's shares will decline, more or less, in correlation with any decline in the value of that Fund's corresponding index.

Each Fund's return may not match the return of the index it seeks to track for a number of reasons. While First Trust seeks to have a correlation of 0.95 or better, before expenses, between a Fund's performance and the performance of its corresponding index, there can be no assurance that a Fund will be able to achieve such a correlation. Accordingly, each Fund's performance may correlate to a lesser extent and may possibly vary substantially from the performance of its corresponding index.

Each Fund is exposed to additional market risk due to its policy of investing principally in the securities included in its corresponding index. As a result of this policy, securities held by each Fund will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. As a result, the Funds will generally not sell a stock because the stock's issuer is in financial trouble, unless that stock is removed or is anticipated to be removed from the index the Fund seeks to track.

Each Fund relies on a license and related sublicense from an index provider that permits it to use its corresponding index and associated trade names, trademarks and service marks in connection with the name and investment strategies of the Fund. Such license and related sublicense may be terminated by the index provider and, as a result, a Fund may lose its ability to use such intellectual property. There is no guarantee the index provider has all the rights to license such intellectual property on behalf of the Fund. In the event the license is terminated or the index provider does not have rights to license such intellectual property, it may have a significant effect on the operation of the respective Fund.

Each Fund is subject to issuer specific change risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Each Fund may be concentrated in stocks of companies in an individual industry if the Fund's corresponding index is concentrated in such industry. A concentration makes a Fund more susceptible to any single occurrence affecting the industry and may subject a Fund to greater market risk than more diversified funds.

Each Fund is considered to be non-diversified. As a result, each Fund is exposed to additional market risk. A non-diversified fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, changes in the market value of a single portfolio security could cause greater fluctuations in share price than would occur in a diversified fund. Furthermore, non-diversified funds are more susceptible to any single political, regulatory or economic occurrence.

Each Fund is not actively managed. A Fund may be affected by a general decline in certain market segments relating to a Fund's corresponding index. A Fund invests in securities included in or representative of its corresponding index regardless of its investment merit. A Fund generally will not attempt to take defensive positions in declining markets.

The First Trust Consumer Discretionary AlphaDEX(R) Fund, the First Trust Consumer Staples AlphaDEX(R) Fund, the First Trust Energy AlphaDEX(R) Fund, the First Trust Financials AlphaDEX(R) Fund, the First Trust Health Care AlphaDEX(R) Fund, the First Trust Industrials/Producer Durables AlphaDEX(R) Fund, the First Trust Materials AlphaDEX(R) Fund, the First Trust Technology AlphaDEX(R) Fund

--------------------------------------------------------------------------------
RISK CONSIDERATIONS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  SECTOR FUNDS
                           JULY 31, 2012 (UNAUDITED)

and the First Trust Utilities AlphaDEX(R) Fund may invest in small capitalization and/or mid capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

The First Trust Consumer Discretionary AlphaDEX(R) Fund invests in the securities of companies in the consumer discretionary sector. Companies in the consumer discretionary sector manufacture products and provide discretionary services directly to the consumer, and the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace.

The First Trust Consumer Staples AlphaDEX(R) Fund invests in the securities of companies in the consumer staples sector. Companies in the consumer staples sector provide products directly to the consumer that are typically considered non-discretionary items based on consumer purchasing habits and may be affected by a variety of factors which could impact company profitability. For instance, government regulations may affect the permissibility of using various food additives and the production methods of companies that manufacture food products.

The First Trust Energy AlphaDEX(R) Fund invests in the securities of companies in the energy sector. The companies in the energy sector include integrated oil companies that are involved in the exploration, production and refining process, gas distributors and pipeline-related companies and other energy companies involved with mining, producing and delivering energy-related services and drilling. General problems of issuers in the energy sector include volatile fluctuations in price and supply of energy fuels, international politics, terrorist attacks, reduced demand, the success of exploration projects, clean-up and litigation costs relating to oil spills and environmental damage, and tax and other regulatory policies of various governments. Natural disasters such as hurricanes in the Gulf of Mexico will also impact the petroleum industry. Oil production and refining companies are subject to extensive federal, state and local environmental laws and regulations regarding air emissions and the disposal of hazardous materials. In addition, oil prices have been extremely volatile.

The First Trust Financials AlphaDEX(R) Fund invests in the securities of companies in the financials sector. Banks, thrifts and their holding companies are especially subject to the adverse effects of economic recession; decreases in the availability of capital; volatile interest rates; portfolio concentrations in geographic markets and in commercial and residential real estate loans; and competition from new entrants in their fields of business. In addition, the Fund may invest in companies that may be significantly affected by the downturn in the U.S. and world economies that began with the significant decline in the subprime mortgage lending market in the United States.

The First Trust Health Care AlphaDEX(R) Fund invests in the securities of companies in the health care sector. Companies in the health care sector are involved in medical services or health care, including biotechnology research and production, drugs and pharmaceuticals and health care facilities and services, and are subject to extensive competition, generic drug sales or the loss of patent protection, product liability litigation and increased government regulation. Research and development costs of bringing new drugs to market are substantial, and there is no guarantee that the product will ever come to market. Health care facility operators may be affected by the demand for services, efforts by government or insurers to limit rates, restriction of government financial assistance and competition from other providers.

The First Trust Industrials/Producer Durables AlphaDEX(R) Fund invests in the securities of companies in the industrials and producer durables sectors. Many companies in these sectors convert unfinished goods into finished durables used to manufacture other goods or provide services. Some industries included in these sectors are electrical equipment and components, industrial products, manufactured housing and telecommunications equipment. General risks of these companies include the general state of the economy, intense competition, consolidation, domestic and international politics, excess capacity and consumer demand and spending trends. In addition, they may also be significantly affected by overall capital spending levels, economic cycles, technical obsolescence, delays in modernization, labor relations, government regulations and e-commerce initiatives.

The First Trust Materials AlphaDEX(R) Fund invests in the securities of companies in the materials sector. Companies in the materials sector are involved in the extracting or processing of raw materials. General risks of these companies include the general state of the economy, consolidation, domestic and international politics and excess capacity. In addition, materials companies may also be significantly affected by volatility of commodity prices, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.

The First Trust Technology AlphaDEX(R) Fund invests in the securities of companies in the technology sector. General risks of technology companies include the risks of rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards, and frequent new product introductions. Technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel.

--------------------------------------------------------------------------------
RISK CONSIDERATIONS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  SECTOR FUNDS
                           JULY 31, 2012 (UNAUDITED)

The First Trust Utilities AlphaDEX(R) Fund invests in the securities of companies in the utilities sector. General problems of issuers in the utilities sector include the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects, the limitations on operations and increased costs and delays attributable to environmental considerations, and the capital market's ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for utilities. All of such issuers have been experiencing certain of these problems in varying degrees.

Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a Fund's assets can decline as can the value of a Fund's distributions. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

The Funds may invest in non-U.S. securities publicly traded in the United States. Securities issued by non-U.S. companies present risks beyond those of securities of U.S. issuers. Risks of investing in non-U.S. securities include: different accounting standards; expropriation, nationalization or other adverse political or economic developments; currency devaluation, blockages or transfer restrictions; changes in non-U.S. currency exchange rates; taxes; restrictions on non-U.S. investments and exchange of securities; and less government supervision and regulation of issuers in non-U.S. countries. Prices of non-U.S. securities also may be more volatile.

 NOT FDIC INSURED               NOT BANK GUARANTEED              MAY LOSE VALUE

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PRIVACY POLICY
--------------------------------------------------------------------------------

  PRIVACY POLICY OF FIRST TRUST PORTFOLIOS L.P. AND FIRST TRUST ADVISORS L.P.
                                ("FIRST TRUST")

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

     o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

     o Information about your transactions with us, our affiliates or others;

     o Information we receive from your inquiries by mail, e-mail or telephone; and

     o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

     o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

     o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

PRIVACY ONLINE

We allow third-party companies, including AddThis (a social media sharing service), to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

                     This page is intentionally left blank.

--------------------------------------------------------------------------------

FIRST TRUST

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
SECTOR FUNDS

--------------------------------------------------------------------------------

     INVESTMENT ADVISOR
     First Trust Advisors L.P.
     120 East Liberty Drive, Suite 400
     Wheaton, IL 60187

     ADMINISTRATOR, CUSTODIAN,
     FUND ACCOUNTANT &
     TRANSFER AGENT
     The Bank of New York Mellon
     101 Barclay Street
     New York, NY 10286

     INDEPENDENT REGISTERED
     PUBLIC ACCOUNTING FIRM
     Deloitte & Touche LLP
     111 S. Wacker Drive
     Chicago, IL  60606

     LEGAL COUNSEL
     Chapman and Cutler LLP
     111 W. Monroe Street
     Chicago, IL 60603


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FIRST TRUST

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

Annual Report                                 July 31, 2012

--------------------------------------------------------------------------------


   AlphaDEX(R) Style Funds
   -----------------------
   First Trust Large Cap Core AlphaDEX(R) Fund
   First Trust Mid Cap Core AlphaDEX(R) Fund
   First Trust Small Cap Core AlphaDEX(R) Fund
   First Trust Large Cap Value AlphaDEX(R) Fund
   First Trust Large Cap Growth AlphaDEX(R) Fund
   First Trust Multi Cap Value AlphaDEX(R) Fund
   First Trust Multi Cap Growth AlphaDEX(R) Fund
   First Trust Mid Cap Value AlphaDEX(R) Fund
   First Trust Mid Cap Growth AlphaDEX(R) Fund
   First Trust Small Cap Value AlphaDEX(R) Fund
   First Trust Small Cap Growth AlphaDEX(R) Fund
   First Trust Mega Cap AlphaDEX(R) Fund


                                  AlphaDEX(R)
                                 FAMILY OF ETFS

      AlphaDEX(R) is a registered trademark of First Trust Portfolios L.P.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  STYLE FUNDS
                                 JULY 31, 2012

Shareholder Letter...........................................................  2
Market Overview..............................................................  3
Fund Performance Overview
      First Trust Large Cap Core AlphaDEX(R) Fund............................  4
      First Trust Mid Cap Core AlphaDEX(R) Fund..............................  6
      First Trust Small Cap Core AlphaDEX(R) Fund............................  8
      First Trust Large Cap Value AlphaDEX(R) Fund........................... 10
      First Trust Large Cap Growth AlphaDEX(R) Fund.......................... 12
      First Trust Multi Cap Value AlphaDEX(R) Fund........................... 14
      First Trust Multi Cap Growth AlphaDEX(R) Fund.......................... 16
      First Trust Mid Cap Value AlphaDEX(R) Fund............................. 18
      First Trust Mid Cap Growth AlphaDEX(R) Fund............................ 20
      First Trust Small Cap Value AlphaDEX(R) Fund........................... 22
      First Trust Small Cap Growth AlphaDEX(R) Fund.......................... 24
      First Trust Mega Cap AlphaDEX(R) Fund.................................. 26
Notes to Fund Performance Overview........................................... 28
Understanding Your Fund Expenses............................................. 29
Portfolio of Investments
      First Trust Large Cap Core AlphaDEX(R) Fund............................ 31
      First Trust Mid Cap Core AlphaDEX(R) Fund.............................. 37
      First Trust Small Cap Core AlphaDEX(R) Fund............................ 42
      First Trust Large Cap Value AlphaDEX(R) Fund........................... 49
      First Trust Large Cap Growth AlphaDEX(R) Fund.......................... 53
      First Trust Multi Cap Value AlphaDEX(R) Fund........................... 57
      First Trust Multi Cap Growth AlphaDEX(R) Fund.......................... 66
      First Trust Mid Cap Value AlphaDEX(R) Fund............................. 73
      First Trust Mid Cap Growth AlphaDEX(R) Fund............................ 77
      First Trust Small Cap Value AlphaDEX(R) Fund........................... 80
      First Trust Small Cap Growth AlphaDEX(R) Fund.......................... 85
      First Trust Mega Cap AlphaDEX(R) Fund.................................. 89
Statements of Assets and Liabilities......................................... 92
Statements of Operations..................................................... 95
Statements of Changes in Net Assets.......................................... 98
Financial Highlights.........................................................102
Notes to Financial Statements................................................109
Report of Independent Registered Public Accounting Firm......................118
Additional Information.......................................................119
Board of Trustees and Officers...............................................122
Risk Considerations..........................................................124
Privacy Policy...............................................................126

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded AlphaDEX(R) Fund (the "Trust") described in this report (each such series is referred to as a "Fund" and collectively, as the "Funds") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in a Fund. See "Risk Considerations" at the end of this report for a discussion of other risks in investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the portfolios and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the portfolio commentary by Robert F. Carey, Chief Market Strategist of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in each Fund are spelled out in its prospectus, statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                 JULY 31, 2012


Dear Shareholders:

I am pleased to present you with the annual report for your investment in First Trust Exchange-Traded AlphaDEX(R) Fund.

The report you hold contains detailed information about the Style Funds of the First Trust Exchange-Traded AlphaDEX(R) Fund over the twelve months ended July 31, 2012. It contains a market overview and a performance analysis for the period. I encourage you to read this document and discuss it with your financial advisor. A successful investor is also typically a knowledgeable one, as we have found to be the case at First Trust.

First Trust remains committed to being a long-term investor and investment manager and to bringing you quality financial solutions regardless of market ups and downs. We have always believed, as I have written previously, that there are two ways to attain success in reaching your financial goals: staying invested in quality products and having a long-term investment horizon. We are committed to this approach in the products we manage or supervise and offer to investors.

As you know, First Trust offers a variety of products that we believe could fit many financial plans to help investors seeking long-term investment success. We encourage you to talk to your advisor about the other investments First Trust offers that might also fit your financial goals and to discuss those goals with your advisor regularly so that he or she can help keep you on track.

First Trust will continue to make available up-to-date information about your investments so you and your financial advisor are current on any First Trust investments you own. We value our relationship with you, and thank you for the opportunity to assist you in achieving your financial goals. I look forward to the remainder of 2012 and to the next edition of your Fund's report.

Sincerely,

/s/ James A. Bowen
-------------------------
James A. Bowen
Chairman of the Board of Trustees of First Trust Exchange-Traded AlphaDEX(R) Fund and Chief Executive Officer of First Trust Advisors L.P.

--------------------------------------------------------------------------------
MARKET OVERVIEW
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                 ANNUAL REPORT
                                 JULY 31, 2012

ROBERT F. CAREY, CFA
SENIOR VICE PRESIDENT AND CHIEF MARKET STRATEGIST
FIRST TRUST ADVISORS L.P.

Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has 23 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst ("CFA") designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.

STATE OF THE ECONOMY/INVESTING

The U.S., while clearly not hitting on all cylinders, is one of the most attractive markets for investors to consider committing capital to, in our opinion. Interest rate levels are near their historic lows in some instances, inflation has declined from 3.6% in July 2011 to 1.4% in July 2012, corporate profits are still relatively strong but expected to strengthen, and, aside from the high unemployment rate, the U.S. economy is performing better than most people realize. The U.S. gross domestic product (GDP) growth rate was 2.3% over the past four quarters (through June 2012). That is actually higher than the 1.7% GDP growth rate for the 10-year period ended June 2012. The Blue Chip Economic Indicators survey of 50 leading economists in early August revealed a 2013 U.S. Gross Domestic Product (GDP) forecast of 2.5%.

Data compiled by the Rockefeller Institute shows that total state tax collections rose 4.7% (year-over-year) in Q1'12, the ninth consecutive quarter in which revenues were up, according to its own release. Eleven states reported double-digit growth. Overall state tax revenues are now above peak levels attained several months into the recession. With respect to the banking industry, data from the Federal Deposit Insurance Corporation (FDIC) revealed that U.S. banks saw their earnings rise 21% (year-over-year) in Q2'12. Industry profits increased for the 12th consecutive quarter, with 89% of banks posting gains.

There are other indications that the economy has taken a turn for the better. The U.S. consumer credit default rate is currently at its lowest point since late 2006, according to the S&P/Experian Consumer Credit Default Composite Index. The default rate stood at 1.5% in July 2012, below the 2.0% level it registered in August 2007, which was just before the start of the financial crisis. The BGOV (Bloomberg Government) Barometer shows that household debt as a percentage of GDP has declined to 83.5%, the lowest level since 2004, and significantly below the all-time high of 97.7% reached during the financial crisis, according to Bloomberg. Zillow Inc. announced that home values posted their first year-over-year increase since 2007 in Q2'12, according to Bloomberg. Residential property values rose 0.2% from Q2'11. Home values rose four consecutive months through June.

U.S. STOCKS AND BONDS

All of the major U.S. stock indices posted gains for the 12-month period ended July 31, 2012. The S&P 500 Index, S&P MidCap 400 Index and S&P SmallCap 600 Index were up 9.1%, 1.2%, and 4.0%, respectively, according to Bloomberg. We could be witnessing a changing of the guard in the market with respect to leadership. Large-cap stocks had lagged mid- and small-caps for the past 3, 5, 10, 15 and 20-year periods (as of 6/30/12), according to Bloomberg. Eight of the 10 major sectors in the S&P 500 posted gains over the past 12 months. The top performing sector was Telecommunication Services, up 30.5%, while the weakest showing came from Materials, down 5.2%. The year-over-year estimated earnings growth rate for the companies in the S&P 500 Index is expected to be 5.4% in 2012 and 13.4% in 2013, according to Standard & Poor's.

The current bull market has lasted 1,240 days (as of 7/31/12). It is the ninth longest on record, according to Bespoke Investment Group. The longest bull market on record lasted 4,494 days (12/4/87-3/24/00). The S&P 500's price-only return from 3/9/09-7/31/12 was 103.9%, also the ninth best on record. The aforementioned longest rally also posted the best return at 582.1%. In the 25 bull markets prior to this one, the average length was 890 days with an average price-only return of 101.6%.

In the U.S. bond market, all of the domestic categories performed well. The onset of economic weakness in Europe, stemming from its ongoing debt crisis, the tempering of growth in China and the drop in inflation in the U.S. and abroad, helped fuel a rally in bonds. The yield on the benchmark 10-Year T-Note fell 133 basis points from 2.80% on 7/29/11 to 1.47% on 7/31/12. Its yield actually hit an all-time low of 1.39% on 7/24/12. Despite concerns from a small number of influential pundits warning there could be a potential spike in the default rate for municipalities (never materialized), the top performing major group by far was tax-free debt. The Barclays Capital Municipal Bond: Long Bond (22+) Index posted a total return of 16.8%. The next closest domestic category was high yield corporate bonds, up 8.1%, as measured by the Barclays Capital U.S. Corporate High Yield Index. Treasuries, while posting a positive return, had the weakest showing of the major categories, up 4.6%, as measured by the Barclays Capital U.S. Treasury: Intermediate Index.

FOREIGN STOCKS AND BONDS

Since the biggest and most pressing concern overseas has been the debt crisis in the European Union, which is comprised of developed nations, investors appeared to be more comfortable with investing in emerging markets debt. The Barclays Capital Global Emerging Markets Index of debt securities rose 8.5% (USD), while the Barclays Capital Global Aggregate Index of higher quality debt returned 1.8%
(USD), according to Barclays Capital. Due to the slowing of economic activity abroad, investors did not appear to be enthusiastic about foreign equities in general. The MSCI Emerging Markets Index of stocks declined by 13.9% (USD), while the MSCI World Index (excluding the U.S.) of stocks from developed countries fell 11.6% (USD). The U.S. dollar appreciated 11.8% against a basket of major currencies, as measured by the Dollar Index (DXY).

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FUND PERFORMANCE OVERVIEW
--------------------------------------------------------------------------------

FEX - FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND

The First Trust Large Cap Core AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Large Cap Core Index (the "Large Cap Core Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Large Cap Core Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FEX."

The Large Cap Core Index is a modified equal-dollar weighted index designed by Standard & Poor's, a division of McGraw-Hill Companies, Inc. ("S&P") to objectively identify and select stocks from the S&P 500(R) Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE AS OF JULY 31, 2012
------------------------------------------------------------------------------------------------------------------------------------
                                                                     AVERAGE ANNUAL                      CUMULATIVE
                                                                      TOTAL RETURNS                     TOTAL RETURNS
                                            1 Year Ended  5 Years Ended  Inception (05/08/07)  5 Years Ended    Inception (05/08/07)
                                              07/31/12      07/31/12         to 07/31/12         07/31/12           to 07/31/12

FUND PERFORMANCE
NAV                                            2.20%          1.12%             0.21%              5.74%               1.09%
Market Price                                   2.24%          1.13%             0.20%              5.76%               1.07%

INDEX PERFORMANCE
Defined Large Cap Core Index                   2.97%          1.89%             0.97%              9.81%               5.19%
S&P 500(R) Index                               9.13%          1.13%             0.47%              5.78%               2.50%
------------------------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 28.)


PERFORMANCE REVIEW

FEX's one-year NAV return of +2.20% underperformed the benchmark S&P 500(R) Index return of +9.13% by -6.93%. The Information Technology sector was a major cause of Fund underperformance relative to the benchmark. The benchmark's holdings in the sector were heavily concentrated in large companies such as Apple, Inc. (+56.4% annual return) and Intel (+19.0%) where the Fund had much less concentrated holdings. As a result, the Fund's holdings from the Information Technology sector returned -3.5% versus +13.0 for the benchmark's constituents from the sector. In total, the Information Technology sector caused -2.5% of Fund underperformance relative to the benchmark. The Health Care sector was another source of FEX's underperformance relative to the benchmark. The benchmark's concentration in large pharmaceutical companies such as Abbott Laboratories (+33.7% annual return), Merck & Co., Inc. (+35.5%), and Pfizer, Inc. (+30.1%) was the major cause of the benchmark's outperformance relative to FEX within the sector. In total, the Fund's holdings in the Health Care sector returned +2.9% versus +15.4% for the benchmark's constituents in the sector, resulting in -1.4% of Fund underperformance.

----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF JULY 31, 2012
----------------------------------------------------------
                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Consumer Discretionary                       15.21%
Information Technology                       13.07
Industrials                                  12.20
Financials                                   11.42
Energy                                       11.19
Health Care                                  10.91
Consumer Staples                              9.42
Materials                                     7.30
Utilities                                     6.85
Telecommunication Services                    2.43
                                            -------
   Total                                    100.00%
                                            =======

----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF JULY 31, 2012
----------------------------------------------------------
                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
MetroPCS Communications, Inc.                 0.64%
Western Digital Corp.                         0.58
Seagate Technology PLC                        0.54
Walgreen Co.                                  0.54
Halliburton Co.                               0.52
Baker Hughes, Inc.                            0.50
Valero Energy Corp.                           0.50
Tesoro Corp.                                  0.49
Kohl's Corp.                                  0.48
Hess Corp.                                    0.48
                                            -------
   Total                                      5.27%
                                            =======


-------------------
The Defined Large Cap Core Index is the exclusive property of S&P. First Trust Portfolios L.P. has contracted with S&P to calculate and maintain the Defined Large Cap Core Index. STANDARD & POOR'S and S&P are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by First Trust Portfolios L.P. The First Trust Large Cap Core AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's does not make any representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FEX - FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND (CONTINUED)


                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                          MAY 8, 2007 - JULY 31, 2012

             First Trust Large Cap Core   Defined Large Cap
                  AlphaDEX(R) Fund           Core Index         S&P 500(R) Index
5/8/07                 10000                    10000                10000
7/31/07                 9560                     9579                 9690
1/31/08                 9022                     9071                 9271
7/31/08                 8304                     8383                 8615
1/31/09                 5325                     5398                 5690
7/31/09                 6711                     6830                 6896
1/31/10                 7618                     7783                 7576
7/31/10                 8205                     8410                 7850
1/31/11                 9765                    10049                 9257
7/31/11                 9891                    10216                 9393
1/31/12                 9963                    10335                 9647
7/31/12                10109                    10520                10250

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2012

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 1, 2007 through July 31, 2012. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%      0.50%-0.99%      1.00%-1.99%      >=2.00%
8/1/07 - 7/31/08          126                2               7               0
8/1/08 - 7/31/09          106                9               2               1
8/1/09 - 7/31/10          151                0               0               0
8/1/10 - 7/31/11          211                0               0               0
8/1/11 - 7/31/12          190                2               0               0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%      0.50%-0.99%      1.00%-1.99%      >=2.00%
8/1/07 - 7/31/08         109                 5               1               0
8/1/08 - 7/31/09         127                 8               2               0
8/1/09 - 7/31/10         100                 0               0               0
8/1/10 - 7/31/11          41                 0               0               0
8/1/11 - 7/31/12          61                 0               0               0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FNX - FIRST TRUST MID CAP CORE ALPHADEX(R) FUND

The First Trust Mid Cap Core AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Mid Cap Core Index (the "Mid Cap Core Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Mid Cap Core Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FNX."

The Mid Cap Core Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P MidCap 400 Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE AS OF JULY 31, 2012
------------------------------------------------------------------------------------------------------------------------------------
                                                                     AVERAGE ANNUAL                      CUMULATIVE
                                                                      TOTAL RETURNS                     TOTAL RETURNS
                                            1 Year Ended  5 Years Ended  Inception (05/08/07)  5 Years Ended    Inception (05/08/07)
                                              07/31/12      07/31/12         to 07/31/12         07/31/12           to 07/31/12

FUND PERFORMANCE
NAV                                            0.66%          4.32%             3.17%             23.56%               17.71%
Market Price                                   0.63%          4.31%             3.15%             23.49%               17.61%

INDEX PERFORMANCE
Defined Mid Cap Core Index                     1.46%          5.12%             3.95%             28.38%               22.47%
S&P MidCap 400 Index                           1.20%          3.45%             2.52%             18.49%               13.93%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 28.)

PERFORMANCE REVIEW

FNX's one-year NAV return of +0.66% underperformed the benchmark S&P MidCap 400 Index return of +1.20% by -0.54%. On the positive side, the Fund's holdings in the Utilities sector had a one-year return of +14.7% and contributed +0.8% to total return. Electric Utilities did particularly well with a +20.7% one-year return. The Industrials sector was the heaviest weighted sector in the Fund with a +21.1% average weight. This helped it be the top contributing sector with a +1.6% contribution even though the Fund's holdings in the sector had a one-year return of +2.9%. On the negative side, the Energy sector was by far the worst-performing sector as the Fund's Energy holdings had a -35.0% return. The sector contributed -2.8% to the Fund's total return. Being overweight the Energy sector relative to the benchmark cost the Fund -0.7% in performance against the benchmark.

----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF JULY 31, 2012
----------------------------------------------------------
                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Industrials                                  19.80%
Consumer Discretionary                       16.74
Information Technology                       15.64
Financials                                   14.21
Health Care                                   8.47
Materials                                     7.84
Energy                                        7.12
Utilities                                     5.78
Consumer Staples                              3.32
Telecommunication Services                    1.08
                                            -------
   Total                                    100.00%
                                            =======

----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF JULY 31, 2012
----------------------------------------------------------
                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
WellCare Health Plans, Inc.                   0.69%
Lincare Holdings, Inc.                        0.68
Atwood Oceanics, Inc.                         0.66
Under Armour, Inc., Class A                   0.65
Telephone & Data Systems, Inc.                0.64
Kennametal, Inc.                              0.63
Steel Dynamics, Inc.                          0.62
Helix Energy Solutions Group, Inc.            0.61
Unit Corp.                                    0.61
Superior Energy Services, Inc.                0.60
                                            -------
   Total                                      6.39%
                                            =======

-------------------
The Defined Mid Cap Core Index is the exclusive property of S&P. First Trust Portfolios L.P. has contracted with S&P to calculate and maintain the Defined Mid Cap Core Index. STANDARD & POOR'S and S&P are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by First Trust Portfolios L.P. The First Trust Mid Cap Core AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's does not make any representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FNX - FIRST TRUST MID CAP CORE ALPHADEX(R) FUND (CONTINUED)

PERFORMANCE OF A $10,000 INITIAL INVESTMENT
MAY 8, 2007 - JULY 31, 2012

              First Trust Mid Cap Core     Defined Mid Cap      S&P MidCap 400
                  AlphaDEX(R) Fund           Core Index             Index
5/8/07                 10000                    10000               10000
7/31/07                 9527                     9540                9615
1/31/08                 8872                     8911                9091
7/31/08                 8812                     8889                9138
1/31/09                 5561                     5625                5731
7/31/09                 7453                     7576                7288
1/31/10                 8498                     8674                8215
7/31/10                 9236                     9464                8951
1/31/11                11339                    11665               10964
7/31/11                11693                    12072               11256
1/31/12                11880                    12312               11260
7/31/12                11771                    12248               11391

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2012

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 1, 2007 through July 31, 2012. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%      0.50%-0.99%       1.00%-1.99%     >=2.00%
8/1/07 - 7/31/08         124                14                4              0
8/1/08 - 7/31/09          95                 9                1              2
8/1/09 - 7/31/10         184                 2                0              0
8/1/10 - 7/31/11         217                 0                0              0
8/1/11 - 7/31/12         151                 0                0              0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------

FOR THE PERIOD        0.00%-0.49%      0.50%-0.99%      1.00%-1.99%      >=2.00%
8/1/07 - 7/31/08         102                 4               2               0
8/1/08 - 7/31/09         138                10               0               0
8/1/09 - 7/31/10          65                 0               0               0
8/1/10 - 7/31/11          35                 0               0               0
8/1/11 - 7/31/12         102                 0               0               0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FYX - FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND

The First Trust Small Cap Core AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Small Cap Core Index (the "Small Cap Core Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Small Cap Core Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FYX."

The Small Cap Core Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P SmallCap 600 Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE AS OF JULY 31, 2012
------------------------------------------------------------------------------------------------------------------------------------
                                                                     AVERAGE ANNUAL                      CUMULATIVE
                                                                      TOTAL RETURNS                     TOTAL RETURNS
                                            1 Year Ended  5 Years Ended  Inception (05/08/07)  5 Years Ended    Inception (05/08/07)
                                              07/31/12      07/31/12         to 07/31/12         07/31/12           to 07/31/12

FUND PERFORMANCE
NAV                                            1.42%          2.38%             1.14%             12.46%               6.09%
Market Price                                   1.46%          2.39%             1.13%             12.55%               6.05%

INDEX PERFORMANCE
Defined Small Cap Core Index                   2.16%          3.22%             1.98%             17.19%               10.80%
S&P SmallCap 600 Index                         3.99%          2.74%             1.68%             14.45%               9.12%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 28.)

PERFORMANCE REVIEW

FYX's one-year NAV return of +1.42% underperformed the benchmark S&P SmallCap 600 Index return of +3.99% by -2.57%. The Consumer Discretionary sector was the top contributing sector to the Fund's total return with a +2.0% contribution to total return. The Fund's holdings in the sector had a total return of +8.2% and an average weight in the Fund of 21.5% for the year. The Specialty Retail industry was responsible for +1.0% of the sector's contribution to the Fund. The Fund's holdings in the industry returned +15.3% for the year. The Financials sector was the best performing sector in the Fund as the Fund's holdings in the sector had a one-year total return of +15.1% and contributed +1.6% to the Fund's total return. Commercial banks were the best performing component of the Financials sector. The Fund's Commercial Bank holdings had an annual return of +24.9%. The Industrials sector was the worst contributing sector in the Fund with a -1.1% contribution to the Fund's total return. Within the sector, it was the Commercial Services & Supplies industry that did the most damage. Companies such as Standard Register Co. (-76.2% one-year return) and Consolidated Graphics, Inc. (-54.0%) caused the industry to contribute -0.4% to the Fund's total return. On a relative basis, underperformance in the Industrials sector and an underweight position in the Financials sector relative to the benchmark contributed -1.7% to the Fund's underperformance of the benchmark.

----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF JULY 31, 2012
----------------------------------------------------------
                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Consumer Discretionary                       19.92%
Information Technology                       19.53
Industrials                                  15.90
Health Care                                  11.11
Financials                                   11.09
Materials                                     8.20
Consumer Staples                              5.96
Energy                                        4.70
Utilities                                     2.38
Telecommunication Services                    1.21
                                            -------
   Total                                    100.00%
                                            =======

----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF JULY 31, 2012
----------------------------------------------------------
                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
NCI, Inc., Class A                            0.55%
Brightpoint, Inc.                             0.50
Lumber Liquidators Holdings, Inc.             0.47
Cirrus Logic, Inc.                            0.46
Stratasys, Inc.                               0.46
Quiksilver, Inc.                              0.46
Headwaters, Inc.                              0.45
Medifast, Inc.                                0.43
Presidential Life Corp.                       0.42
3D Systems Corp.                              0.42
                                            -------
   Total                                      4.62%
                                            =======

-------------------
The Defined Small Cap Core Index is the exclusive property of S&P. First Trust Portfolios L.P. has contracted with S&P to calculate and maintain the Defined Small Cap Core Index. STANDARD & POOR'S and S&P are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by First Trust Portfolios L.P. The First Trust Small Cap Core AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's does not make any representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FYX - FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND (CONTINUED)


                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                          MAY 8, 2007 - JULY 31, 2012

             First Trust Small Cap Core   Defined Small Cap     S&P SmallCap 600
                  AlphaDEX(R) Fund            Core Index             Index
5/8/07                 10000                    10000                10000
7/31/07                 9433                     9454                 9535
1/31/08                 8476                     8534                 8771
7/31/08                 8288                     8382                 8746
1/31/09                 5043                     5124                 5550
7/31/09                 6981                     7125                 7060
1/31/10                 7805                     8001                 7712
7/31/10                 8421                     8667                 8414
1/31/11                10106                    10442                10097
7/31/11                10460                    10846                10494
1/31/12                10881                    11315                10855
7/31/12                10608                    11080                10914

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2012

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 1, 2007 through July 31, 2012. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%      0.50%-0.99%      1.00%-1.99%      >=2.00%
8/1/07 - 7/31/08         116                 5               5               0
8/1/08 - 7/31/09         102                 5               5               0
8/1/09 - 7/31/10         112                 0               0               0
8/1/10 - 7/31/11         195                 0               0               0
8/1/11 - 7/31/12         146                 0               0               0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%      0.50%-0.99%      1.00%-1.99%      >=2.00%
8/1/07 - 7/31/08         116                 5               3               0
8/1/08 - 7/31/09         131                 9               3               0
8/1/09 - 7/31/10         139                 0               0               0
8/1/10 - 7/31/11          57                 0               0               0
8/1/11 - 7/31/12         106                 1               0               0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FTA - FIRST TRUST LARGE CAP VALUE ALPHADEX(R) FUND

The First Trust Large Cap Value AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Large Cap Value Index (the "Large Cap Value Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Large Cap Value Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FTA."

The Large Cap Value Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P 500(R) Value Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE AS OF JULY 31, 2012
------------------------------------------------------------------------------------------------------------------------------------
                                                                     AVERAGE ANNUAL                      CUMULATIVE
                                                                      TOTAL RETURNS                     TOTAL RETURNS
                                            1 Year Ended  5 Years Ended  Inception (05/08/07)  5 Years Ended    Inception (05/08/07)
                                              07/31/12      07/31/12         to 07/31/12         07/31/12           to 07/31/12

FUND PERFORMANCE
NAV                                            4.96%          1.57%             0.41%              8.12%               2.17%
Market Price                                   4.89%          1.52%             0.40%              7.81%               2.10%

INDEX PERFORMANCE
Defined Large Cap Value Index                  5.79%          2.40%             1.22%             12.61%               6.55%
S&P 500(R) Index                               9.13%          1.13%             0.47%              5.78%               2.50%
S&P 500(R) Value Index                         7.73%         -1.73%            -2.45%             -8.36%             -12.16%
------------------------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 28.)

PERFORMANCE REVIEW

FTA's one-year NAV return of +4.96% underperformed the benchmark S&P 500(R) Value Index return of +7.73% by -2.77%. The Utilities sector was the best-performing and top-contributing sector in the Fund. The Fund's holdings in the sector had a one year total return of +19.1% and contributed +2.2% to the Fund's total return. The Industrials sector was the next best contributing sector with a +1.6% contribution. Solid performance from the Fund's holdings in the Industrial Conglomerates industry (+14.7% one-year return) and the Electrical Equipment industry (+13.9%) boosted the performance of the Fund's holdings in the Industrials sector to +7.0%. The Fund's holdings in the Energy sector had a one-year return of -10.5% versus +1.0% for the benchmark's constituents in the sector. A main reason for the Fund's performance lag relative to the benchmark was the benchmark's large concentration in Exxon Mobil Corp. (+11.6% one-year return) and Chevron Corp. (+8.8%). In total, the Energy sector caused -1.6% of Fund underperformance.

----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF JULY 31, 2012
----------------------------------------------------------
                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Energy                                       18.63%
Information Technology                       13.56
Industrials                                  13.16
Financials                                   13.02
Consumer Discretionary                       10.78
Utilities                                    10.25
Health Care                                   7.27
Materials                                     5.80
Consumer Staples                              4.86
Telecommunication Services                    2.67
                                            -------
   Total                                    100.00%
                                            =======

----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF JULY 31, 2012
----------------------------------------------------------
                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
MetroPCS Communications, Inc.                 1.14%
Western Digital Corp.                         1.02
Walgreen Co.                                  0.97
Halliburton Co.                               0.92
Valero Energy Corp.                           0.89
Baker Hughes, Inc.                            0.88
Tesoro Corp.                                  0.87
Kohl's Corp.                                  0.86
Hess Corp.                                    0.85
Symantec Corp.                                0.85
                                            -------
   Total                                      9.25%
                                            =======

-------------------
The Defined Large Cap Value Index is the exclusive property of S&P. First Trust Portfolios L.P. has contracted with S&P to calculate and maintain the Defined Large Cap Value Index. STANDARD & POOR'S and S&P are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by First Trust Portfolios L.P. The First Trust Large Cap Value AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's does not make any representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FTA - FIRST TRUST LARGE CAP VALUE ALPHADEX(R) FUND (CONTINUED)

                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                          MAY 8, 2007 - JULY 31, 2012

         First Trust Large Cap Value  Defined Large Cap  S&P 500(R)   S&P 500(R)
              AlphaDEX(R) Fund           Value Index       Index     Value Index
5/8/07              10000                   10000          10000        10000
7/31/07              9450                    9462           9690         9586
1/31/08              8821                    8870           9271         9148
7/31/08              7858                    7933           8615         8066
1/31/09              4993                    5064           5690         5060
7/31/09              6661                    6790           6896         6157
1/31/10              7765                    7947           7576         6840
7/31/10              8228                    8447           7850         7079
1/31/11              9688                    9988           9257         8294
7/31/11              9733                   10072           9393         8153
1/31/12             10072                   10465           9647         8388
7/31/12             10216                   10655          10250         8784

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2012

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 1, 2007 through July 31, 2012. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%      0.50%-0.99%      1.00%-1.99%      >=2.00%
8/1/07 - 7/31/08         127                 3               5               0
8/1/08 - 7/31/09         115                 7               5               1
8/1/09 - 7/31/10         155                 0               0               0
8/1/10 - 7/31/11         228                 0               0               0
8/1/11 - 7/31/12         193                 0               0               0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%      0.50%-0.99%      1.00%-1.99%      >=2.00%
8/1/07 - 7/31/08         109                 5               1               0
8/1/08 - 7/31/09         119                 7               0               1
8/1/09 - 7/31/10          96                 0               0               0
8/1/10 - 7/31/11          24                 0               0               0
8/1/11 - 7/31/12          60                 0               0               0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FTC - FIRST TRUST LARGE CAP GROWTH ALPHADEX(R) FUND

The First Trust Large Cap Growth AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Large Cap Growth Index (the "Large Cap Growth Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Large Cap Growth Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FTC."

The Large Cap Growth Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P 500(R) Growth Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE AS OF JULY 31, 2012
------------------------------------------------------------------------------------------------------------------------------------
                                                                     AVERAGE ANNUAL                      CUMULATIVE
                                                                      TOTAL RETURNS                     TOTAL RETURNS
                                            1 Year Ended  5 Years Ended  Inception (05/08/07)  5 Years Ended    Inception (05/08/07)
                                              07/31/12      07/31/12         to 07/31/12         07/31/12           to 07/31/12

FUND PERFORMANCE
NAV                                            -1.89%         0.12%            -0.39%              0.58%               -2.03%
Market Price                                   -1.82%         0.09%            -0.39%              0.44%               -2.00%

INDEX PERFORMANCE
Defined Large Cap Growth Index                 -1.14%         0.87%             0.36%              4.45%                1.91%
S&P 500(R) Index                                9.13%         1.13%             0.47%              5.78%                2.50%
S&P 500(R) Growth Index                        10.38%         3.88%             3.31%             20.95%               18.55%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 28.)

PERFORMANCE REVIEW

FTC's one-year NAV return of -1.89% underperformed the benchmark S&P 500(R) Growth Index return of +10.38% by -12.27%. The Information Technology sector was a major cause of Fund underperformance. The benchmark's holdings in the sector were heavily concentrated in large companies such as Apple, Inc. (+56.4% annual return) and Intel (+19.0%) where the Fund had much less concentrated holdings. As a result, the Fund's holdings from the Information Technology sector returned -1.5% versus +17.0% for the benchmark's constituents from the sector. In total, the Information Technology sector caused -3.8% of Fund underperformance. The Health Care sector was another source of Fund underperformance. The benchmark's concentration in large pharmaceutical companies such as Abbott Laboratories (+33.7% annual return), and Merck & Co., Inc. (+35.5%) was the major cause of the Fund's underperformance within the sector relative to the benchmark. In total, the Fund's holdings in the Health Care sector returned -0.5% versus +14.3% for the benchmark's constituents in the sector, resulting in -1.9% of Fund underperformance relative to the benchmark. A third cause of underperformance came from the Financials sector, where the Fund's holdings underperformed the benchmark's return -6.91% versus +11.8% for the year. One source of the Fund's lagging return in the sector was the REIT industry where the Fund's holdings returned +3.9% versus +22.4% for the benchmark's constituents in the industry. In total, the Financials sector caused -1.2% of Fund underperformance.

----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF JULY 31, 2012
----------------------------------------------------------
                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Consumer Discretionary                       21.24%
Health Care                                  15.51
Consumer Staples                             15.32
Information Technology                       12.55
Industrials                                  11.35
Materials                                     9.56
Financials                                    9.09
Utilities                                     1.94
Telecommunication Services                    1.93
Energy                                        1.51
                                            -------
   Total                                    100.00%
                                            =======

----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF JULY 31, 2012
----------------------------------------------------------
                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
Seagate Technology PLC                        1.26%
Ross Stores, Inc.                             1.11
Ventas, Inc.                                  1.11
Wal-Mart Stores, Inc.                         1.11
Alexion Pharmaceuticals, Inc.                 1.10
eBay, Inc.                                    1.10
PulteGroup, Inc.                              1.10
Apple, Inc.                                   1.09
Watson Pharmaceuticals, Inc.                  1.09
Eastman Chemical Co.                          1.08
                                            -------
   Total                                     11.15%
                                            =======

-------------------
The Defined Large Cap Growth Index is the exclusive property of S&P. First Trust Portfolios L.P. has contracted with S&P to calculate and maintain the Defined Large Cap Growth Index. STANDARD & POOR'S and S&P are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by First Trust Portfolios L.P. The First Trust Large Cap Growth AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's does not make any representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FTC - FIRST TRUST LARGE CAP GROWTH ALPHADEX(R) FUND (CONTINUED)


                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                          MAY 8, 2007 - JULY 31, 2012

          First Trust Large Cap   Defined Large Cap  S&P 500(R)    S&P 500(R)
         Growth AlphaDEX(R) Fund    Growth Index       Index      Growth Index
5/8/07            10000                 10000          10000          10000
7/31/07            9740                  9757           9690           9802
1/31/08            9341                  9388           9271           9410
7/31/08            8900                  8982           8615           9185
1/31/09            5737                  5807           5690           6357
7/31/09            6730                  6840           6896           7675
1/31/10            7373                  7518           7576           8341
7/31/10            8090                  8282           7850           8651
1/31/11            9790                 10064           9257          10272
7/31/11            9985                 10309           9393          10740
1/31/12            9674                 10028           9647          11023
7/31/12            9797                 10191          10250          11854

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2012

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 1, 2007 through July 31, 2012. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%      0.50%-0.99%      1.00%-1.99%      >=2.00%
8/1/07 - 7/31/08         132                 2               5               0
8/1/08 - 7/31/09         113                 4               2               0
8/1/09 - 7/31/10         146                 0               0               0
8/1/10 - 7/31/11         193                 0               0               0
8/1/11 - 7/31/12         153                 0               0               0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%      0.50%-0.99%      1.00%-1.99%      >=2.00%
8/1/07 - 7/31/08         105                 5               1               0
8/1/08 - 7/31/09         133                 3               0               0
8/1/09 - 7/31/10         105                 0               0               0
8/1/10 - 7/31/11          59                 0               0               0
8/1/11 - 7/31/12         100                 0               0               0

FAB - FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND

The First Trust Multi Cap Value AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Multi Cap Value Index (the "Multi Cap Value Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Multi Cap Value Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FAB."

The Multi Cap Value Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P Composite 1500 Value Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE AS OF JULY 31, 2012
------------------------------------------------------------------------------------------------------------------------------------
                                                                     AVERAGE ANNUAL                      CUMULATIVE
                                                                      TOTAL RETURNS                     TOTAL RETURNS
                                            1 Year Ended  5 Years Ended  Inception (05/08/07)  5 Years Ended    Inception (05/08/07)
                                              07/31/12      07/31/12         to 07/31/12         07/31/12           to 07/31/12

FUND PERFORMANCE
NAV                                            3.62%          2.84%             1.34%             15.05%                7.19%
Market Price                                   3.62%          2.75%             1.32%             14.52%                7.08%

INDEX PERFORMANCE
Defined Multi Cap Value Index                  4.46%          3.68%             2.16%             19.82%               11.84%
S&P Composite 1500 Index                       8.27%          1.38%             0.68%              7.07%                3.63%
S&P Composite 1500 Value Index                 7.18%         -1.31%            -2.09%             -6.40%              -10.46%
------------------------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 28.)

PERFORMANCE REVIEW

FAB's one-year NAV return of +3.62% underperformed the benchmark S&P Composite 1500 Value Index return of +7.18% by -3.56%. The Utilities sector was the best performing and top-contributing sector in the Fund. The Fund's holdings in the sector returned +18.1% and contributed +1.6% to the Fund's total return for the year. Behind the Utilities sector, the Fund's holdings in the Financials sector returned +8.2% for the year to be the second-best performing sector in the Fund. Consumer Finance companies Discover Financial Services (+42.2% one-year return) and Capital One Financial Corp. (+18.7%) boosted the Financials sector's return. The Fund's holdings in the Energy sector returned -19.4% for the year and contributed -1.5% to the Fund's total return, making it the worst performing and contributing sector in the Fund. The Fund's significant underweight position in energy companies Exxon Mobil Corp. (+11.6% one-year return) and Chevron Corp. (+8.8%) caused the Fund's holdings in the Energy sector to underperform the benchmark's constituents in the sector -19.4% versus -0.7% for the year. This resulted in -1.9% of Fund underperformance relative to the benchmark. The Telecommunication Services sector also caused the Fund to underperform its benchmark. Most of the benchmark's allocation to the sector was in AT&T, Inc. (+37.1% one-year return). The Fund had more diverse holdings in the sector, which returned +1.6% for the year. In total, the Telecommunication Services sector caused -1.0% of Fund underperformance relative to the benchmark.

----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF JULY 31, 2012
----------------------------------------------------------
                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Industrials                                  16.04%
Consumer Discretionary                       14.90
Information Technology                       14.58
Energy                                       14.19
Financials                                   12.40
Utilities                                     8.19
Materials                                     7.15
Health Care                                   6.62
Consumer Staples                              3.85
Telecommunication Services                    2.08
                                            -------
   Total                                    100.00%
                                            =======

----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF JULY 31, 2012
----------------------------------------------------------
                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
MetroPCS Communications, Inc.                 0.57%
Western Digital Corp.                         0.52
Walgreen Co.                                  0.49
Halliburton Co.                               0.46
Baker Hughes, Inc.                            0.45
Valero Energy Corp.                           0.45
Tesoro Corp.                                  0.44
Hess Corp.                                    0.43
Kohl's Corp.                                  0.43
Symantec Corp.                                0.43
                                            -------
   Total                                      4.67%
                                            =======

-------------------
The Defined Multi Cap Value Index is the exclusive property of S&P. First Trust Portfolios L.P. has contracted with S&P to calculate and maintain the Defined Multi Cap Value Index. STANDARD & POOR'S and S&P are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by First Trust Portfolios L.P. The First Trust Multi Cap Value AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's does not make any representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FAB - FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND (CONTINUED)

                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                          MAY 8, 2007 - JULY 31, 2012

         First Trust Multi Cap    Defined Multi Cap  S&P Composite 1500  S&P Composite 1500
         Value AlphaDEX(R) Fund      Value Index           Index            Value Index
5/8/07           10000                  10000              10000               10000
7/31/07           9317                   9334               9678                9567
1/31/08           8603                   8655               9241                9092
7/31/08           7870                   7948               8661                8123
1/31/09           4973                   5045               5446                5336
7/31/09           6964                   7099               6931                6238
1/31/10           8086                   8275               7629                6942
7/31/10           8611                   8845               7953                7218
1/31/11          10279                  10602               9414                8479
7/31/11          10345                  10707               9571                8355
1/31/12          10799                  11224               9811                8592
7/31/12          10720                  11185              10362                8955

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2012

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 1, 2007 through July 31, 2012. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%      0.50%-0.99%      1.00%-1.99%      >=2.00%
8/1/07 - 7/31/08         128                 6               2               0
8/1/08 - 7/31/09         126                 8               0               0
8/1/09 - 7/31/10         113                 0               0               0
8/1/10 - 7/31/11         168                 0               0               0
8/1/11 - 7/31/12         141                 0               0               0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%      0.50%-0.99%      1.00%-1.99%      >=2.00%
8/1/07 - 7/31/08         106                 6               2               0
8/1/08 - 7/31/09         113                 8               0               0
8/1/09 - 7/31/10         138                 0               0               0
8/1/10 - 7/31/11          84                 0               0               0
8/1/11 - 7/31/12         111                 1               0               0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FAD - FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND

The First Trust Multi Cap Growth AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Multi Cap Growth Index (the "Multi Cap Growth Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Multi Cap Growth Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FAD."

The Multi Cap Growth Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P Composite 1500 Growth Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE AS OF JULY 31, 2012
------------------------------------------------------------------------------------------------------------------------------------
                                                                     AVERAGE ANNUAL                      CUMULATIVE
                                                                      TOTAL RETURNS                     TOTAL RETURNS
                                            1 Year Ended  5 Years Ended  Inception (05/08/07)  5 Years Ended    Inception (05/08/07)
                                              07/31/12      07/31/12         to 07/31/12         07/31/12           to 07/31/12

FUND PERFORMANCE
NAV                                            -1.10%         1.45%             0.99%              7.46%               5.28%
Market Price                                   -1.13%         1.41%             0.98%              7.24%               5.21%

INDEX PERFORMANCE
Defined Multi Cap Growth Index                 -0.31%         2.23%             1.77%             11.66%               9.63%
S&P Composite 1500 Index                        8.27%         1.38%             0.68%              7.07%               3.63%
S&P Composite 1500 Growth Index                 9.25%         4.00%             3.41%             21.65%              19.17%
------------------------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 28.)

PERFORMANCE REVIEW

FAD's one-year NAV return of -1.10% underperformed the benchmark S&P Composite 1500 Growth Index return of +9.25% by -10.35%. The Information Technology sector was the main cause of Fund underperformance. Not only was the Fund underweight in the sector relative to the benchmark, but the Fund's performance in the sector lagged due to being underweight in large companies that performed well in general. For example, the benchmark had an average weight of 6.3% in Apple, Inc. (+56.4% one-year return) versus the Fund's average weight of 0.4% in the company. Intel (+19.0% one-year return) and Microsoft (+10.5%) were other examples of large companies with strong performance that the Fund was significantly underweight relative to the benchmark. In total, the Fund's holdings in the Information Technology sector returned +0.6% versus +15.9% for the benchmark's constituents in the sector. The Health Care sector was another cause of Fund underperformance as the Fund's underweight position in large pharmaceutical companies caused the Fund's performance in the sector to lag the benchmark's +1.3% versus +13.8% for the year. Abbott Laboratories (+33.7% one-year return), and Merck & Co. Inc., (+35.5%) were two examples of large pharmaceutical companies that the Fund was significantly underweight relative to the benchmark. In total, the Information Technology and Health Care sectors contributed -6.7% to the Fund's total return.

----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF JULY 31, 2012
----------------------------------------------------------
                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Consumer Discretionary                       18.99%
Information Technology                       16.07
Health Care                                  15.23
Industrials                                  13.90
Financials                                   11.75
Consumer Staples                             11.14
Materials                                     8.58
Utilities                                     1.80
Telecommunication Services                    1.28
Energy                                        1.26
                                            -------
   Total                                    100.00%
                                            =======

----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF JULY 31, 2012
----------------------------------------------------------
                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
Seagate Technology PLC                        0.64%
Ross Stores, Inc.                             0.56
Ventas, Inc.                                  0.56
Wal-Mart Stores, Inc.                         0.56
Alexion Pharmaceuticals, Inc.                 0.55
Apple, Inc.                                   0.55
eBay, Inc.                                    0.55
PulteGroup, Inc.                              0.55
Watson Pharmaceuticals, Inc.                  0.55
Eastman Chemical Co.                          0.54
                                            -------
   Total                                      5.61%
                                            =======


-------------------
The Defined Multi Cap Growth Index is the exclusive property of S&P. First Trust Portfolios L.P. has contracted with S&P to calculate and maintain the Defined Multi Cap Growth Index. STANDARD & POOR'S and S&P are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by First Trust Portfolios L.P. The First Trust Multi Cap Growth AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's does not make any representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FAD - FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND (CONTINUED)

                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                          MAY 8, 2007 - JULY 31, 2012

          First Trust Multi Cap   Defined Multi Cap  S&P Composite 1500  S&P Composite 1500
         Growth AlphaDEX(R) Fund    Growth Index           Index            Growth Index
5/8/07            10000                 10000              10000               10000
7/31/07            9797                  9818               9678                9796
1/31/08            9217                  9265               9241                9396
7/31/08            9224                  9309               8661                9223
1/31/09            5782                  5854               5689                6307
7/31/09            6961                  7078               6931                7669
1/31/10            7641                  7801               7629                8350
7/31/10            8399                  8608               7953                8725
1/31/11           10221                 10518               9414               10412
7/31/11           10644                 10997               9571               10907
1/31/12           10438                 10827               9811               11155
7/31/12           10528                 10963              10362               11916

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2012

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 1, 2007 through July 31, 2012. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%      0.50%-0.99%      1.00%-1.99%      >=2.00%
8/1/07 - 7/31/08         128                 5               3               0
8/1/08 - 7/31/09          96                12               1               2
8/1/09 - 7/31/10         128                 0               0               0
8/1/10 - 7/31/11         176                 0               0               0
8/1/11 - 7/31/12         156                 0               0               0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%      0.50%-0.99%      1.00%-1.99%      >=2.00%
8/1/07 - 7/31/08         108                 5               1               0
8/1/08 - 7/31/09         137                 7               0               0
8/1/09 - 7/31/10         122                 1               0               0
8/1/10 - 7/31/11          76                 0               0               0
8/1/11 - 7/31/12          97                 0               0               0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FNK - FIRST TRUST MID CAP VALUE ALPHADEX(R) FUND

The First Trust Mid Cap Value AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Mid Cap Value Index (the "Mid Cap Value Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Multi Cap Growth Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FNK."

The Mid Cap Value Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P(R) MidCap 400 Value Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark.

-----------------------------------------------------------------------------------------------
PERFORMANCE AS OF JULY 31, 2012
-----------------------------------------------------------------------------------------------
                                                       AVERAGE ANNUAL           CUMULATIVE
                                                        TOTAL RETURNS         TOTAL RETURNS
                                       1 Year Ended  Inception (04/19/11)  Inception (04/19/11)
                                         07/31/12        to 07/31/12           to 07/31/12

FUND PERFORMANCE
NAV                                       3.23%             -0.50%                -0.64%
Market Price                              3.28%             -0.38%                -0.49%

INDEX PERFORMANCE
Defined Mid Cap Value Index               4.04%              0.28%                 0.36%
S&P MidCap 400 Value Index                3.01%             -1.02%                -1.30%
-----------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 28.)

PERFORMANCE REVIEW

FNK's one-year NAV return of +3.23% outperformed the benchmark S&P MidCap 400 Value Index return of +3.01% by +0.22%. The Utilities sector was the best performing sector in the Fund. The Fund's holdings in the sector had a total return of +17.3% and contributed +1.4% to the Fund's total return for the year. Behind Utilities, the Financials sector was the second-best performing sector with a one-year return of +13.0%. Companies from the Insurance industry returned +17.7% in the Fund giving the sector a performance boost. In total, the Financials sector contributed +1.6% to the Fund's total return. The Energy sector was by far the worst performing sector in the Fund with a -42.2% one-year return. In relative terms, the Fund managed slight outperformance of its benchmark. Being overweight the Energy sector and underperformance within the Consumer Discretionary sector caused a drag in the Fund's relative performance; however, the drag was made up by outperformance within the Industrials and Health Care sectors.

----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF JULY 31, 2012
----------------------------------------------------------
                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Industrials                                  18.84%
Consumer Discretionary                       16.99
Information Technology                       14.39
Financials                                   12.63
Energy                                       11.01
Materials                                     8.62
Utilities                                     7.95
Health Care                                   6.42
Consumer Staples                              2.02
Telecommunication Services                    1.13
                                            -------
   Total                                    100.00%
                                            =======

----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF JULY 31, 2012
----------------------------------------------------------
                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
WellCare Health Plans, Inc.                   1.21%
Atwood Oceanics, Inc.                         1.16
Telephone & Data Systems, Inc.                1.13
Kennametal, Inc.                              1.10
Helix Energy Solutions Group, Inc.            1.08
Stell Dynamics, Inc.                          1.08
Unit Corp.                                    1.07
Scholastic Corp.                              1.06
Superior Energy Services, Inc.                1.06
PNM Resources, Inc.                           1.05
                                            -------
   Total                                     11.00%
                                            =======


-------------------
The Defined Mid Cap Value Index is the exclusive property of S&P. First Trust Portfolios L.P. has contracted with S&P to calculate and maintain the Defined Mid Cap Value Index. STANDARD & POOR'S and S&P are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by First Trust Portfolios L.P. The First Trust Mid Cap Value AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's does not make any representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FNK - FIRST TRUST MID CAP VALUE ALPHADEX(R) FUND (CONTINUED)

                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                         APRIL 19, 2011 - JULY 31, 2012

         First Trust Mid Cap Value        Defined Mid Cap         S&P MidCap 400
             AlphaDEX(R) Fund               Value Index            Value Index
4/19/11            10000                       10000                  10000
7/31/11             9625                        9646                   9581
1/31/12             9982                       10041                   9720
7/31/12             9935                       10036                   9869

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2012

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period April 20, 2011 (commencement of trading) through July 31, 2012. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%      0.50%-0.99%      1.00%-1.99%      >=2.00%
4/20/11 - 7/31/11         66                 0               0               0
8/1/11 - 7/31/12         198                 0               0               0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%      0.50%-0.99%      1.00%-1.99%      >=2.00%
4/20/11 - 7/31/11          4                 0               0               0
8/1/11 - 7/31/12          55                 0               0               0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FNY - FIRST TRUST MID CAP GROWTH ALPHADEX(R) FUND

The First Trust Mid Cap Growth AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Mid Cap Growth Index (the "Mid Cap Growth Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Mid Cap Growth Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FNY."

The Mid Cap Growth Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P(R) MidCap 400 Growth Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark.

-------------------------------------------------------------------------------------------------
PERFORMANCE AS OF JULY 31, 2012
-------------------------------------------------------------------------------------------------
                                                         AVERAGE ANNUAL           CUMULATIVE
                                                         TOTAL RETURNS          TOTAL RETURNS
                                      1 Year Ended    Inception (04/19/11)   Inception (04/19/11)
                                        07/31/12          to 07/31/12            to 07/31/12

FUND PERFORMANCE
NAV                                      -2.11%              -2.56%                 -3.27%
Market Price                             -2.16%              -2.52%                 -3.22%

INDEX PERFORMANCE
Defined Mid Cap Growth Index             -1.40%              -1.84%                 -2.36%
S&P MidCap 400 Growth Index              -0.49%              -1.08%                 -1.39%
-------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 28.)

PERFORMANCE REVIEW

FNY's one-year NAV return of -2.11% underperformed the benchmark S&P MidCap 400 Growth Index return of -0.49% by -1.62%. The Industrials sector was the leading contributor to the Fund's total return with a +1.2% contribution. The Fund's holdings in the sector comprised an average of 27.2% of the Fund's weight and had a one-year return of +2.2%. Within the sector, the Electrical Equipment industry had the best performance as the Fund's holdings in the industry had a one-year return of +23.4%. The Fund's holdings in the Energy sector had a one-year return of -17.3% and contributed -1.6% to the Fund's total return, making it the worst contributing sector in the Fund. Relative to the benchmark the Fund received -1.5% of underperformance from the Health Care sector. Most of the underperformance came from the Biotech industry where the Fund was underweight in Regeneron Pharmaceuticals, Inc. (+153.8% one-year return) relative to the benchmark.

----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF JULY 31, 2012
----------------------------------------------------------
                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Industrials                                  19.96%
Information Technology                       18.24
Consumer Discretionary                       16.69
Financials                                   15.94
Health Care                                  11.74
Materials                                     7.30
Consumer Staples                              5.57
Utilities                                     2.12
Energy                                        1.42
Telecommunication Services                    1.02
                                            -------
   Total                                    100.00%
                                            =======

----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF JULY 31, 2012
----------------------------------------------------------
                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
Lincare Holdings, Inc.                        1.59%
Under Armour, Inc., Class A                   1.51
NewMarket Corp.                               1.39
LKQ Corp.                                     1.38
HSN, Inc.                                     1.37
Polaris Industries, Inc.                      1.37
Cinemark Holdings, Inc.                       1.34
Dick's Sporting Goods, Inc.                   1.34
Valmont Industries, Inc.                      1.34
Wabtec Corp.                                  1.33
                                            -------
   Total                                     13.96%
                                            =======

-------------------
The Defined Mid Cap Growth Index is the exclusive property of S&P. First Trust Portfolios L.P. has contracted with S&P to calculate and maintain the Defined Mid Cap Growth Index. STANDARD & POOR'S and S&P are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by First Trust Portfolios L.P. The First Trust Mid Cap Growth AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's does not make any representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FNY - FIRST TRUST MID CAP GROWTH ALPHADEX(R) FUND (CONTINUED)

                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                         APRIL 19, 2011 - JULY 31, 2012

             First Trust Mid Cap Growth    Defined Mid Cap    S&P MidCap 400
                  AlphaDEX(R) Fund          Growth Index       Growth Index
4/19/11                10000                    10000              10000
7/31/11                 9881                     9903               9910
1/31/12                 9804                     9866               9779
7/31/12                 9673                     9765               9861

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2012

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period April 20, 2011 (commencement of trading) through July 31, 2012. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%      0.50%-0.99%      1.00%-1.99%      >=2.00%
4/20/11 - 7/31/11         61                 0               0               0
8/1/11 - 7/31/12         201                 1               0               0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%      0.50%-0.99%      1.00%-1.99%      >=2.00%
4/20/11 - 7/31/11          9                 0               0               0
8/1/11 - 7/31/12          51                 0               0               0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FYT - FIRST TRUST SMALL CAP VALUE ALPHADEX(R) FUND

The First Trust Small Cap Value AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Small Cap Value Index (the "Small Cap Value Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Small Cap Value Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FYT."

The Small Cap Value Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P(R) SmallCap 600 Value Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark.

-------------------------------------------------------------------------------------------------
PERFORMANCE AS OF JULY 31, 2012
-------------------------------------------------------------------------------------------------
                                                         AVERAGE ANNUAL           CUMULATIVE
                                                         TOTAL RETURNS          TOTAL RETURNS
                                       1 Year Ended   Inception (04/19/11)   Inception (04/19/11)
                                         07/31/12         to 07/31/12            to 07/31/12

FUND PERFORMANCE
NAV                                       0.75%              0.03%                  0.04%
Market Price                              0.45%             -0.04%                 -0.06%

INDEX PERFORMANCE
Defined Small Cap Value Index             1.53%              0.80%                  1.02%
S&P SmallCap 600 Value Index              4.26%              1.80%                  2.31%
-------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 28.)

PERFORMANCE REVIEW

FYT's one-year NAV return of +0.75 underperformed the benchmark S&P SmallCap 600 Value Index return of +4.26% by -3.51%. The Financials sector was the top-performing and contributing sector in the Fund. The Fund's holdings from the sector returned +25.0% and contributed +2.1% to the Fund's total return for the year. Insurance companies performed particularly well as the Fund's holdings in the industry had a one-year return of +32.8% and contributed +1.1% to the Fund's total return. Just behind the Financials sector in contribution was the Consumer Discretionary sector with a +2.0% contribution. The Fund's holdings in the sector returned +7.7% and had an average weight in the Fund of +21.8% for the year. The Industrials sector was the largest detractor from the Fund's total return with a -1.2% contribution to total return. The Fund's holdings in the sector returned -6.7% and had an average Fund weight of 17.8% for the year. The Aerospace & Defense industry was a primary cause of the sector's poor performance as the companies from the industry had a one-year return of -23.4%. In relative terms, the Fund's underweight position in the Financials and Utilities sectors relative to the benchmark caused -2.7% of Fund underperformance relative to the benchmark.

----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF JULY 31, 2012
----------------------------------------------------------
                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Consumer Discretionary                       22.24%
Industrials                                  19.19
Information Technology                       17.46
Financials                                   10.49
Materials                                     8.38
Energy                                        7.63
Health Care                                   5.27
Consumer Staples                              3.99
Utilities                                     3.33
Telecommunication Services                    2.02
                                            -------
   Total                                    100.00%
                                            =======

----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF JULY 31, 2012
----------------------------------------------------------
                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
NCI Inc., Class A                             0.93%
Brightpoint, Inc.                             0.83
Quiksilver, Inc.                              0.79
Presidential Life Corp.                       0.70
Kraton Performance Polymers, Inc.             0.68
PDC Energy, Inc.                              0.68
SkyWest, Inc.                                 0.68
AAR Corp.                                     0.67
KapStone Paper & Packaging Corp.              0.67
Basic Energy Services, Inc.                   0.66
                                            -------
   Total                                      7.29%
                                            =======


-------------------
The Defined Small Cap Value Index is the exclusive property of S&P. First Trust Portfolios L.P. has contracted with S&P to calculate and maintain the Defined Small Cap Value Index. STANDARD & POOR'S and S&P are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by First Trust Portfolios L.P. The First Trust Small Cap Value AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's does not make any representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FYT - FIRST TRUST SMALL CAP VALUE ALPHADEX(R) FUND (CONTINUED)

                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                         APRIL 19, 2011 - JULY 31, 2012

            First Trust Small Cap Value   Defined Small Cap   S&P SmallCap 600
                 AlphaDEX(R) Fund            Value Index        Value Index
4/19/11                10000                    10000              10000
7/31/11                 9930                     9950               9813
1/31/12                10692                    10748              10331
7/31/12                10005                    10103              10231

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2012

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period April 20, 2011 (commencement of trading) through July 31, 2012. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%      0.50%-0.99%      1.00%-1.99%      >=2.00%
4/20/11 - 7/31/11         38                 0               0               0
8/1/11 - 7/31/12         154                 3               0               0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%      0.50%-0.99%      1.00%-1.99%      >=2.00%
4/20/11 - 7/31/11         32                 0               0               0
8/1/11 - 7/31/12          95                 1               0               0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FYC - FIRST TRUST SMALL CAP GROWTH ALPHADEX(R) FUND

The First Trust Small Cap Growth AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Small Cap Growth Index (the "Small Cap Growth Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Small Cap Growth Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FYC."

The Small Cap Growth Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P(R) SmallCap 600 Growth Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark.

-------------------------------------------------------------------------------------------------
PERFORMANCE AS OF JULY 31, 2012
-------------------------------------------------------------------------------------------------
                                                         AVERAGE ANNUAL           CUMULATIVE
                                                         TOTAL RETURNS          TOTAL RETURNS
                                       1 Year Ended   Inception (04/19/11)   Inception (04/19/11)
                                         07/31/12         to 07/31/12            to 07/31/12

FUND PERFORMANCE
NAV                                       2.38%              1.22%                  1.57%
Market Price                              2.08%              1.11%                  1.42%

INDEX PERFORMANCE
Defined Small Cap Growth Index            3.13%              1.97%                  2.53%
S&P SmallCap 600 Growth Index             3.81%              2.82%                  3.63%
-------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 28.)

PERFORMANCE REVIEW

FYC's one-year NAV return of +2.38% underperformed the benchmark S&P SmallCap 600 Growth Index return of +3.81% by -1.43%. The Fund's holdings in the Health Care sector returned +12.8% for the year, more than any other sector in the Fund. Pharmaceutical companies led the way in the sector with a one-year return of +30.8%. In total, Health Care companies contributed +1.9% to the Fund's total return. The Consumer Discretionary sector led all sectors in the Fund in terms of contribution to total return with a +2.0% contribution. Consumer Discretionary stocks had an average weight in the Fund of 21.2% and returned +10.7% for the year. Within the sector, the Specialty Retail industry contributed the most to the Fund's total return with a +1.2% contribution on a one-year return of +19.8%. The Energy sector stood out as the worst performing sector in the Fund as the Fund's holdings in the sector returned -37.6% and contributed -1.3% to the Fund's total return. Relative to the benchmark, the Fund received -1.0% of underperformance from its holdings in the Industrials sector. The Fund's holdings in the sector had a one-year return of -8.4% versus -0.5% for the benchmark's constituents from the Industrials sector. One reason for the underperformance in the sector was the Machinery industry where the Fund's holdings returned -13.6% for the year versus +3.6% for the benchmark's constituents from the industry.

----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF JULY 31, 2012
----------------------------------------------------------
                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Information Technology                       21.73%
Health Care                                  19.79
Consumer Discretionary                       16.75
Financials                                   12.13
Industrials                                  11.24
Consumer Staples                              8.96
Materials                                     8.04
Utilities                                     0.95
Energy                                        0.41
                                            -------
   Total                                    100.00%
                                            =======

----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF JULY 31, 2012
----------------------------------------------------------
                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
Lumber Liquidators Holdings, Inc.             1.18%
Cirrus Logic, Inc.                            1.16
Stratasys, Inc.                               1.16
Headwaters, Inc.                              1.14
Medifast, Inc.                                1.07
3D Systems Corp.                              1.05
Air Methods Corp.                             1.04
Papa John's International, Inc.               1.01
Texas Capital Bancshares, Inc.                1.00
Heartland Payment Systems, Inc.               0.99
                                            -------
   Total                                     10.80%
                                            =======

-------------------
The Defined Small Cap Growth Index is the exclusive property of S&P. First Trust Portfolios L.P. has contracted with S&P to calculate and maintain the Defined Small Cap Growth Index. STANDARD & POOR'S and S&P are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by First Trust Portfolios L.P. The First Trust Small Cap Growth AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's does not make any representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FYC - FIRST TRUST SMALL CAP GROWTH ALPHADEX(R) FUND (CONTINUED)

                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                         APRIL 19, 2011 - JULY 31, 2012

            First Trust Small Cap Growth  Defined Small Cap     S&P SmallCap 600
                  AlphaDEX(R) Fund          Growth Index          Growth Index
4/19/11                10000                    10000                10000
7/31/11                 9920                     9942                 9982
1/31/12                 9826                     9878                10155
7/31/12                10157                    10253                10362

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2012

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period April 20, 2011 (commencement of trading) through July 31, 2012. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%      0.50%-0.99%      1.00%-1.99%      >=2.00%
4/20/11 - 7/31/11         61                 0               0               0
8/1/11 - 7/31/12         145                 1               0               0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%      0.50%-0.99%      1.00%-1.99%      >=2.00%
4/20/11 - 7/31/11          9                 0               0               0
8/1/11 - 7/31/12         105                 2               0               0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FMK - FIRST TRUST MEGA CAP ALPHADEX(R) FUND

The First Trust Mega Cap AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Mega Cap Index (the "Mega Cap Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Mega Cap Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FMK."

The Mega Cap Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P(R) US BMI universe that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark.

-------------------------------------------------------------------------------------------------
PERFORMANCE AS OF JULY 31, 2012
-------------------------------------------------------------------------------------------------
                                                         AVERAGE ANNUAL           CUMULATIVE
                                                         TOTAL RETURNS          TOTAL RETURNS
                                       1 Year Ended   Inception (05/11/11)   Inception (05/11/11)
                                         07/31/12         to 07/31/12            to 07/31/12

FUND PERFORMANCE
NAV                                       -3.78%             -6.19%                 -7.51%
Market Price                              -3.78%             -6.19%                 -7.51%

INDEX PERFORMANCE
Defined Mega Cap Index                    -2.94%             -5.36%                 -6.51%
S&P 100 Index                             12.29%              7.80%                  9.61%
-------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 28.)

PERFORMANCE REVIEW

FMK's one-year NAV return of -3.78% underperformed the benchmark S&P 100 Index return of +12.29% by -16.07%. The Energy sector caused the most underperformance of any sector in the Fund. For the year covered by this report the Fund's holdings in the sector returned -15.0% versus -2.1% for the benchmark's Energy constituents. The Fund's relative overweight positions in Apache Corp. (-29.9% one-year return) and Halliburton Co. (-38.9%) and relative underweight position in Exxon Mobil Corp. (+11.6%) contributed to the performance discrepancy. In total, the Energy sector caused -3.8% of Fund underperformance. The Consumer Discretionary sector was the second worst sector in terms of Fund underperformance. The Fund's holdings in the sector returned -3.9% for the year versus +17.6% for the benchmark. The major cause of the performance lag within the sector was the Fund's overweight position in the poor-performing Automobiles industry. The Fund's holdings in the Automobiles industry had a one-year return of -31.3% and made up an average of 3.7% of the Fund's weight. In comparison, the benchmark had an average weight of only 0.6% in the industry. In total, the Consumer Discretionary sector caused -3.6% of Fund underperformance. The Fund also received -2.4% of underperformance from the Information Technology sector, mostly from the Fund being overweight in Hewlett-Packard Co. (-47.1% one-year return) and underweight in Apple, Inc. (+56.4%) relative to the benchmark.

----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF JULY 31, 2012
----------------------------------------------------------
                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Consumer Discretionary                       23.37%
Information Technology                       16.46
Energy                                       16.04
Consumer Staples                             12.17
Financials                                   11.92
Health Care                                  11.39
Materials                                     4.56
Telecommunication Services                    2.72
Utilities                                     0.69
Industrials                                   0.68
                                            -------
   Total                                    100.00%
                                            =======

----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF JULY 31, 2012
----------------------------------------------------------
                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
Wal-Mart Stores, Inc.                         3.54%
Chevron Corp.                                 3.44
TJX (The) Cos., Inc.                          3.42
Amazon.com, Inc.                              3.38
Comcast Corp., Class A                        3.37
Occidental Petroleum Corp.                    3.36
Freeport-McMoRan Copper & Gold, Inc.          3.27
Apache Corp.                                  3.24
CVS Caremark Corp.                            3.21
Ford Motor Co.                                3.19
                                            -------
   Total                                     33.42%
                                            =======

-------------------
The Defined Mega Cap Index is the exclusive property of S&P. First Trust Portfolios L.P. has contracted with S&P to calculate and maintain the Defined Mega Cap Index. STANDARD & POOR'S and S&P are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by First Trust Portfolios L.P. The First Trust Mega Cap AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's does not make any representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FMK - FIRST TRUST MEGA CAP ALPHADEX(R) FUND (CONTINUED)

                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                          MAY 11, 2011 - JULY 31, 2012

                First Trust Mega Cap         Defined Mega           S&P 100
                  AlphaDEX(R) Fund            Cap Index              Index
5/11/11                10000                    10000                10000
7/31/11                 9612                     9632                 9761
1/31/12                 9571                     9631                10120
7/31/12                 9248                     9349                10960

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2012

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 12, 2011 (commencement of trading) through July 31, 2012. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%      0.50%-0.99%      1.00%-1.99%      >=2.00%
5/12/11 - 7/31/11         33                 0               0               0
8/1/11 - 7/31/12         183                 0               0               0

FOR THE PERIOD        0.00%-0.49%      0.50%-0.99%      1.00%-1.99%      >=2.00%
5/12/11 - 7/31/11         21                 0               0               0
8/1/11 - 7/31/12          70                 0               0               0

--------------------------------------------------------------------------------
NOTES TO FUND PERFORMANCE OVERVIEW
--------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Average annual total returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative total returns" represent the total change in value of an investment over the periods indicated. For certain Funds the total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor.

Each Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all dividend distributions have been reinvested in each Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future performance.

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

STYLE FUNDS
UNDERSTANDING YOUR FUND EXPENSES
JULY 31, 2012 (UNAUDITED)

As a shareholder of First Trust Large Cap Core AlphaDEX(R) Fund, First Trust Mid Cap Core AlphaDEX(R) Fund, First Trust Small Cap Core AlphaDEX(R) Fund, First Trust Large Cap Value AlphaDEX(R) Fund, First Trust Large Cap Growth AlphaDEX(R) Fund, First Trust Multi Cap Value AlphaDEX(R) Fund, First Trust Multi Cap Growth AlphaDEX(R) Fund, First Trust Mid Cap Value AlphaDEX(R) Fund, First Trust Mid Cap Growth AlphaDEX(R) Fund, First Trust Small Cap Value AlphaDEX(R) Fund, First Trust Small Cap Growth AlphaDEX(R) Fund or First Trust Mega Cap AlphaDEX(R) Fund (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of -investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended July 31, 2012.

ACTUAL EXPENSES
The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

---------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO       EXPENSE PAID
                                                     BEGINNING            ENDING          BASED ON THE         DURING THE
                                                   ACCOUNT VALUE       ACCOUNT VALUE        SIX-MONTH           SIX-MONTH
                                                 FEBRUARY 1, 2012      JULY 31, 2012       PERIOD (a)          PERIOD (b)
---------------------------------------------------------------------------------------------------------------------------

FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND
Actual                                              $1,000.00           $1,014.60               0.70%              $3.51
Hypothetical (5% return before expenses)            $1,000.00           $1,021.38               0.70%              $3.52

FIRST TRUST MID CAP CORE ALPHADEX(R) FUND
Actual                                              $1,000.00             $990.80               0.70%              $3.46
Hypothetical (5% return before expenses)            $1,000.00           $1,021.38               0.70%              $3.52

FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND
Actual                                              $1,000.00             $974.90               0.70%              $3.44
Hypothetical (5% return before expenses)            $1,000.00           $1,021.38               0.70%              $3.52

FIRST TRUST LARGE CAP VALUE ALPHADEX(R) FUND
Actual                                              $1,000.00           $1,014.30               0.70%              $3.51
Hypothetical (5% return before expenses)            $1,000.00           $1,021.38               0.70%              $3.52

FIRST TRUST LARGE CAP GROWTH ALPHADEX(R) FUND
Actual                                              $1,000.00           $1,012.70               0.70%              $3.50
Hypothetical (5% return before expenses)            $1,000.00           $1,021.38               0.70%              $3.52


                                                                         Page 29



FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

STYLE FUNDS
UNDERSTANDING YOUR FUND EXPENSES (CONTINUED)
JULY 31, 2012 (UNAUDITED)

---------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO       EXPENSE PAID
                                                     BEGINNING            ENDING          BASED ON THE         DURING THE
                                                   ACCOUNT VALUE       ACCOUNT VALUE        SIX-MONTH           SIX-MONTH
                                                 FEBRUARY 1, 2012      JULY 31, 2012       PERIOD (a)          PERIOD (b)
---------------------------------------------------------------------------------------------------------------------------

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND
Actual                                              $1,000.00             $992.70               0.70%              $3.47
Hypothetical (5% return before expenses)            $1,000.00           $1,021.38               0.70%              $3.52

FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND
Actual                                              $1,000.00           $1,008.60               0.70%              $3.50
Hypothetical (5% return before expenses)            $1,000.00           $1,021.38               0.70%              $3.52

FIRST TRUST MID CAP VALUE ALPHADEX(R) FUND
Actual                                              $1,000.00             $995.30               0.70%              $3.47
Hypothetical (5% return before expenses)            $1,000.00           $1,021.38               0.70%              $3.52

FIRST TRUST MID CAP GROWTH ALPHADEX(R) FUND
Actual                                              $1,000.00             $986.60               0.70%              $3.46
Hypothetical (5% return before expenses)            $1,000.00           $1,021.38               0.70%              $3.52

FIRST TRUST SMALL CAP VALUE ALPHADEX(R) FUND
Actual                                              $1,000.00             $935.80               0.70%              $3.37
Hypothetical (5% return before expenses)            $1,000.00           $1,021.38               0.70%              $3.52

FIRST TRUST SMALL CAP GROWTH ALPHADEX(R) FUND
Actual                                              $1,000.00           $1,033.70               0.70%              $3.54
Hypothetical (5% return before expenses)            $1,000.00           $1,021.38               0.70%              $3.52

FIRST TRUST MEGA CAP ALPHADEX(R) FUND
Actual                                              $1,000.00             $966.30               0.70%              $3.42
Hypothetical (5% return before expenses)            $1,000.00           $1,021.38               0.70%              $3.52


(a) These expense ratios reflect expense caps. See Note 3 in Notes to Financial Statements.

(b) Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (February 1, 2012 through July 31, 2012), multiplied by 182/366 (to reflect the one-half year period).

FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND

PORTFOLIO OF INVESTMENTS
JULY 31, 2012


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS -- 100.0%
            AEROSPACE & DEFENSE -- 2.4%
     11,652 Boeing (The) Co.                  $     861,199
     17,501 General Dynamics Corp.                1,110,264
      5,168 Honeywell International, Inc.           300,002
     20,328 L-3 Communications Holdings, Inc.     1,441,052
      6,628 Lockheed Martin Corp.                   591,682
     22,620 Northrop Grumman Corp.                1,497,444
      1,754 Precision Castparts Corp.               272,852
     20,399 Raytheon Co.                          1,131,737
      5,848 Rockwell Collins, Inc.                  295,733
      3,821 United Technologies Corp.               284,435
                                              -------------
                                                  7,786,400
                                              -------------
            AIR FREIGHT & LOGISTICS -- 0.5%
     12,601 FedEx Corp.                           1,137,870
      7,328 United Parcel Service, Inc.,
               Class B                              554,070
                                              -------------
                                                  1,691,940
                                              -------------
            AIRLINES -- 0.3%
     93,902 Southwest Airlines Co.                  862,959
                                              -------------
            AUTO COMPONENTS -- 0.6%
     13,200 BorgWarner, Inc. (a)                    885,720
     41,659 Johnson Controls, Inc.                1,026,894
                                              -------------
                                                  1,912,614
                                              -------------
            AUTOMOBILES -- 0.7%
    150,465 Ford Motor Co.                        1,390,297
     18,932 Harley-Davidson, Inc.                   818,430
                                              -------------
                                                  2,208,727
                                              -------------
            BEVERAGES -- 2.5%
     11,919 Brown-Forman Corp., Class B           1,115,142
     14,764 Coca-Cola (The) Co.                   1,192,931
     30,876 Coca-Cola Enterprises, Inc.             905,284
     21,330 Constellation Brands, Inc.,
               Class A (a)                          601,719
     19,789 Dr. Pepper Snapple Group, Inc.          901,983
     27,742 Molson Coors Brewing Co., Class B     1,174,041
     20,266 Monster Beverage Corp. (a)            1,347,081
     12,253 PepsiCo, Inc.                           891,161
                                              -------------
                                                  8,129,342
                                              -------------
            BIOTECHNOLOGY -- 1.5%
     14,531 Alexion Pharmaceuticals, Inc. (a)     1,523,575
     11,853 Amgen, Inc.                             979,058
      7,995 Biogen Idec, Inc. (a)                 1,165,911
     22,511 Gilead Sciences, Inc. (a)             1,223,023
                                              -------------
                                                  4,891,567
                                              -------------
            BUILDING PRODUCTS -- 0.4%
    104,034 Masco Corp.                           1,251,529
                                              -------------
            CAPITAL MARKETS -- 1.4%
      5,522 Ameriprise Financial, Inc.              285,598
     39,443 Bank of New York Mellon
               (The) Corp.                          839,347


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            CAPITAL MARKETS (CONTINUED)
    107,683 E*TRADE Financial Corp. (a)       $     821,621
     13,208 Federated Investors, Inc., Class B      265,613
      6,021 Goldman Sachs Group (The), Inc.         607,519
     12,770 Invesco Ltd.                            282,600
     21,888 Legg Mason, Inc.                        536,694
     39,560 Morgan Stanley                          540,389
      6,465 State Street Corp.                      261,057
      4,584 T. Rowe Price Group, Inc.               278,478
                                              -------------
                                                  4,718,916
                                              -------------
            CHEMICALS -- 4.3%
      3,575 Air Products and Chemicals, Inc.        287,537
     10,306 Airgas, Inc.                            817,472
      7,448 CF Industries Holdings, Inc.          1,458,020
     18,323 Dow Chemical (The) Co.                  527,336
     17,120 E.I. du Pont de Nemours & Co.           850,864
     28,647 Eastman Chemical Co.                  1,497,665
     21,056 Ecolab, Inc.                          1,378,115
     21,585 FMC Corp.                             1,180,700
     13,945 Monsanto Co.                          1,193,971
     21,080 Mosaic (The) Co.                      1,224,959
     13,597 PPG Industries, Inc.                  1,488,328
     10,903 Sherwin-Williams (The) Co.            1,464,818
      7,807 Sigma-Aldrich Corp.                     540,244
                                              -------------
                                                 13,910,029
                                              -------------
            COMMERCIAL BANKS -- 1.5%
      9,355 BB&T Corp.                              293,466
     43,073 Fifth Third Bancorp                     595,269
    135,277 Huntington Bancshares, Inc.             840,747
    111,857 KeyCorp                                 892,619
      3,495 M&T Bank Corp.                          300,011
     14,167 PNC Financial Services Group, Inc.      837,270
      8,630 Wells Fargo & Co.                       291,780
     44,582 Zions Bancorporation                    811,392
                                              -------------
                                                  4,862,554
                                              -------------
            COMMERCIAL SERVICES & SUPPLIES
               -- 1.3%
     21,111 Avery Dennison Corp.                    650,008
      7,475 Cintas Corp.                            296,234
      8,756 Iron Mountain, Inc.                     282,031
     19,278 Pitney Bowes, Inc.                      257,554
     24,519 R.R. Donnelley & Sons Co.               297,170
     32,720 Republic Services, Inc.                 946,590
      9,444 Stericycle, Inc. (a)                    876,876
     17,281 Waste Management, Inc.                  594,466
                                              -------------
                                                  4,200,929
                                              -------------
            COMMUNICATIONS EQUIPMENT -- 0.2%
     50,424 Cisco Systems, Inc.                     804,263
                                              -------------
            COMPUTERS & PERIPHERALS -- 2.7%
      2,471 Apple, Inc. (a)                       1,509,188
     92,202 Dell, Inc. (a)                        1,095,360


                        See Notes to Financial Statements                Page 31

FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND

JULY 31, 2012


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            COMPUTERS & PERIPHERALS
               (CONTINUED)
     11,260 EMC Corp. (a)                     $     295,124
     71,753 Hewlett-Packard Co.                   1,308,775
     54,287 Lexmark International, Inc.,
               Class A                              949,480
     58,348 Seagate Technology PLC                1,751,607
     47,341 Western Digital Corp. (a)             1,882,751
                                              -------------
                                                  8,792,285
                                              -------------
            CONSTRUCTION & ENGINEERING -- 0.5%
     11,698 Fluor Corp.                             579,987
     22,868 Jacobs Engineering Group, Inc. (a)      882,019
     11,990 Quanta Services, Inc. (a)               275,650
                                              -------------
                                                  1,737,656
                                              -------------
            CONSUMER FINANCE -- 0.7%
     14,873 American Express Co.                    858,321
     15,839 Capital One Financial Corp.             894,745
     16,691 Discover Financial Services             600,208
                                              -------------
                                                  2,353,274
                                              -------------
            CONTAINERS & PACKAGING -- 0.7%
     28,121 Ball Corp.                            1,168,709
     18,417 Bemis Co., Inc.                         566,323
     37,382 Sealed Air Corp.                        605,588
                                              -------------
                                                  2,340,620
                                              -------------
            DISTRIBUTORS -- 0.2%
      9,580 Genuine Parts Co.                       613,407
                                              -------------
            DIVERSIFIED CONSUMER SERVICES
               -- 0.1%
     18,060 H&R Block, Inc.                         291,308
                                              -------------
            DIVERSIFIED FINANCIAL SERVICES
               -- 2.4%
     42,115 Citigroup, Inc.                       1,142,580
     21,528 CME Group, Inc.                       1,121,824
      4,245 IntercontinentalExchange, Inc. (a)      557,029
     32,308 JPMorgan Chase & Co.                  1,163,088
     54,272 Leucadia National Corp.               1,176,617
      7,896 Moody's Corp.                           320,025
     50,920 NASDAQ OMX Group (The), Inc.          1,155,884
     45,128 NYSE Euronext                         1,149,861
                                              -------------
                                                  7,786,908
                                              -------------
            DIVERSIFIED TELECOMMUNICATION
               SERVICES -- 1.2%
      8,093 AT&T, Inc.                              306,886
     21,924 CenturyLink, Inc.                       910,723
    301,400 Frontier Communications Corp.         1,181,488
     32,470 Verizon Communications, Inc.          1,465,696
                                              -------------
                                                  3,864,793
                                              -------------
            ELECTRIC UTILITIES -- 3.0%
     28,931 American Electric Power Co., Inc.     1,222,045


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            ELECTRIC UTILITIES (CONTINUED)
      8,343 Duke Energy Corp.                 $     565,489
      6,247 Edison International                    288,486
     17,003 Entergy Corp.                         1,235,608
     15,342 Exelon Corp.                            600,179
     11,734 FirstEnergy Corp.                       589,282
     16,776 NextEra Energy, Inc.                  1,189,418
      7,436 Northeast Utilities                     296,548
     44,240 Pepco Holdings, Inc.                    883,030
     16,733 Pinnacle West Capital Corp.             895,885
     41,509 PPL Corp.                             1,199,610
      6,233 Southern (The) Co.                      300,119
     20,316 Xcel Energy, Inc.                       595,259
                                              -------------
                                                  9,860,958
                                              -------------
            ELECTRICAL EQUIPMENT -- 0.7%
     16,931 Cooper Industries PLC                 1,217,000
      6,196 Emerson Electric Co.                    295,983
      8,782 Roper Industries, Inc.                  873,370
                                              -------------
                                                  2,386,353
                                              -------------
            ELECTRONIC EQUIPMENT, INSTRUMENTS
               & COMPONENTS -- 2.0%
      5,255 Amphenol Corp., Class A                 309,414
    111,597 Corning, Inc.                         1,273,322
     59,198 FLIR Systems, Inc.                    1,210,599
     56,781 Jabil Circuit, Inc.                   1,232,148
     48,219 Molex, Inc.                           1,211,261
     36,176 TE Connectivity Ltd.                  1,194,170
                                              -------------
                                                  6,430,914
                                              -------------
            ENERGY EQUIPMENT & SERVICES
               -- 2.4%
     35,108 Baker Hughes, Inc.                    1,626,203
     50,826 Halliburton Co.                       1,683,865
    100,205 Nabors Industries Ltd. (a)            1,386,837
     17,914 National Oilwell Varco, Inc.          1,295,182
     35,486 Noble Corp.                           1,312,982
     17,853 Rowan Cos. plc, Class A (a)             627,176
                                              -------------
                                                  7,932,245
                                              -------------
            FOOD & STAPLES RETAILING -- 2.5%
     15,189 Costco Wholesale Corp.                1,460,878
     12,351 CVS Caremark Corp.                      558,883
     12,445 Kroger (The) Co.                        275,906
     63,601 Safeway, Inc.                           988,995
      9,681 Sysco Corp.                             284,525
     48,781 Walgreen Co.                          1,773,677
     20,696 Wal-Mart Stores, Inc.                 1,540,403
     15,138 Whole Foods Market, Inc.              1,389,366
                                              -------------
                                                  8,272,633
                                              -------------
            FOOD PRODUCTS -- 2.7%
     29,328 Archer-Daniels-Midland Co.              765,167
      8,646 Campbell Soup Co.                       286,269
     22,259 ConAgra Foods, Inc.                     549,575
      7,488 General Mills, Inc.                     289,786
     10,614 H. J. Heinz Co.                         585,999


Page 32                 See Notes to Financial Statements

FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND

JULY 31, 2012

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            FOOD PRODUCTS (CONTINUED)
     16,026 Hershey (The) Co.                 $   1,149,705
     18,974 Hormel Foods Corp.                      529,564
      3,821 J.M. Smucker (The) Co.                  293,453
     22,418 Kraft Foods, Inc., Class A              890,219
     23,792 McCormick & Co., Inc.                 1,448,457
     10,754 Mead Johnson Nutrition Co.              784,612
     76,631 Tyson Foods, Inc., Class A            1,150,231
                                              -------------
                                                  8,723,037
                                              -------------
            GAS UTILITIES -- 0.5%
      7,448 AGL Resources, Inc.                     301,644
     27,283 ONEOK, Inc.                           1,214,366
                                              -------------
                                                  1,516,010
                                              -------------
            HEALTH CARE EQUIPMENT & SUPPLIES
               -- 2.2%
    203,591 Boston Scientific Corp. (a)           1,052,565
      5,372 C. R. Bard, Inc.                        522,481
     11,238 CareFusion Corp. (a)                    274,320
     16,183 Covidien PLC                            904,306
     15,265 DENTSPLY International, Inc.            554,730
     13,969 Edwards Lifesciences Corp. (a)        1,413,663
      2,084 Intuitive Surgical, Inc. (a)          1,003,446
     22,354 Medtronic, Inc.                         881,195
      5,238 Stryker Corp.                           272,533
      4,484 Zimmer Holdings, Inc.                   264,242
                                              -------------
                                                  7,143,481
                                              -------------
            HEALTH CARE PROVIDERS & SERVICES
               -- 3.7%
     37,218 Aetna, Inc.                           1,342,081
      6,871 Cardinal Health, Inc.                   296,071
     19,677 Cigna Corp.                             792,590
     45,390 Coventry Health Care, Inc.            1,512,849
     14,693 DaVita, Inc. (a)                      1,446,085
     20,676 Express Scripts Holding Co. (a)       1,197,967
     14,907 Humana, Inc.                            918,271
      6,232 Laboratory Corp. of America
               Holdings (a)                         524,049
     25,117 Patterson Cos., Inc.                    856,490
      4,818 Quest Diagnostics, Inc.                 281,516
    110,149 Tenet Healthcare Corp. (a)              508,888
     24,666 UnitedHealth Group, Inc.              1,260,186
     22,620 WellPoint, Inc.                       1,205,420
                                              -------------
                                                 12,142,463
                                              -------------
            HEALTH CARE TECHNOLOGY -- 0.4%
     17,457 Cerner Corp. (a)                      1,290,421
                                              -------------
            HOTELS, RESTAURANTS & LEISURE
               -- 1.6%
     25,263 Carnival Corp.                          840,753
      1,519 Chipotle Mexican Grill, Inc. (a)        444,049
     17,100 Darden Restaurants, Inc.                875,178
     18,323 International Game Technology           207,417
     29,448 Marriott International, Inc.,
               Class A                            1,072,496


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            HOTELS, RESTAURANTS & LEISURE
               (CONTINUED)
     16,237 Starbucks Corp.                   $     735,211
     10,882 Starwood Hotels & Resorts
               Worldwide, Inc.                      589,260
      8,960 Yum! Brands, Inc.                       580,967
                                              -------------
                                                  5,345,331
                                              -------------
            HOUSEHOLD DURABLES -- 1.3%
     36,438 Harman International Industries,
               Inc.                               1,470,273
    134,856 PulteGroup, Inc. (a)                  1,523,873
     18,874 Whirlpool Corp.                       1,275,128
                                              -------------
                                                  4,269,274
                                              -------------
            HOUSEHOLD PRODUCTS -- 0.8%
      7,966 Clorox (The) Co.                        579,208
      8,317 Colgate-Palmolive Co.                   892,913
     13,780 Kimberly-Clark Corp.                  1,197,620
                                              -------------
                                                  2,669,741
                                              -------------
            INDEPENDENT POWER PRODUCERS &
               ENERGY TRADERS -- 0.7%
     67,480 AES (The) Corp. (a)                     813,809
     66,496 NRG Energy, Inc.                      1,317,951
                                              -------------
                                                  2,131,760
                                              -------------
            INDUSTRIAL CONGLOMERATES -- 0.7%
      6,442 3M Co.                                  587,704
     11,083 Danaher Corp.                           585,293
     13,848 General Electric Co.                    287,346
     16,382 Tyco International Ltd.                 900,027
                                              -------------
                                                  2,360,370
                                              -------------
            INSURANCE -- 2.6%
      7,786 ACE Ltd.                                572,271
      6,776 Aflac, Inc.                             296,653
     44,966 American International Group,
               Inc. (a)                           1,406,087
      6,169 Aon PLC                                 303,515
     33,133 Assurant, Inc.                        1,199,746
      7,926 Chubb (The) Corp.                       576,141
     49,108 Hartford Financial Services Group
               (The), Inc.                          807,827
     37,419 MetLife, Inc.                         1,151,383
     22,005 Principal Financial Group, Inc.         563,108
      5,959 Prudential Financial, Inc.              287,700
     11,418 Torchmark Corp.                         568,045
     13,562 Travelers (The) Cos., Inc.              849,659
                                              -------------
                                                  8,582,135
                                              -------------
            INTERNET & CATALOG RETAIL -- 1.1%
      6,319 Amazon.com, Inc. (a)                  1,474,223
     18,011 Expedia, Inc.                         1,026,447
      1,737 Priceline.com, Inc. (a)               1,149,442
                                              -------------
                                                  3,650,112
                                              -------------


                        See Notes to Financial Statements                Page 33

FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND

JULY 31, 2012


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            INTERNET SOFTWARE & SERVICES
               -- 1.2%
     34,348 eBay, Inc. (a)                    $   1,521,616
     33,118 Verisign, Inc. (a)                    1,471,102
     54,692 Yahoo!, Inc. (a)                        866,321
                                              -------------
                                                  3,859,039
                                              -------------
            IT SERVICES -- 2.5%
     14,408 Accenture PLC, Class A                  868,802
      5,185 Automatic Data Processing, Inc.         293,212
     16,936 Fidelity National Information
               Services, Inc.                       532,468
     11,988 Fiserv, Inc. (a)                        840,718
      1,476 International Business Machines
               Corp.                                289,266
      2,684 MasterCard, Inc., Class A             1,171,754
      9,188 Paychex, Inc.                           300,356
     20,038 Teradata Corp. (a)                    1,354,970
     24,120 Total System Services, Inc.             570,438
      9,337 Visa, Inc., Class A                   1,205,127
     34,274 Western Union Co.                       597,396
                                              -------------
                                                  8,024,507
                                              -------------
            LEISURE EQUIPMENT & PRODUCTS
               -- 0.5%
     25,562 Hasbro, Inc.                            915,631
     17,792 Mattel, Inc.                            625,745
                                              -------------
                                                  1,541,376
                                              -------------
            LIFE SCIENCES TOOLS & SERVICES
               -- 0.5%
     22,064 Agilent Technologies, Inc.              844,831
     16,678 Thermo Fisher Scientific, Inc.          928,464
                                              -------------
                                                  1,773,295
                                              -------------
            MACHINERY -- 3.5%
      6,798 Caterpillar, Inc.                       572,460
     11,912 Cummins, Inc.                         1,142,361
     10,706 Deere & Co.                             822,435
     21,533 Dover Corp.                           1,172,902
     29,129 Eaton Corp.                           1,277,015
     10,060 Flowserve Corp.                       1,206,999
     16,369 Illinois Tool Works, Inc.               889,491
     22,092 PACCAR, Inc.                            883,901
     15,015 Parker Hannifin Corp.                 1,206,005
     18,544 Snap-on, Inc.                         1,256,912
      8,968 Stanley Black & Decker, Inc.            599,870
     11,466 Xylem, Inc.                             274,955
                                              -------------
                                                 11,305,306
                                              -------------
            MEDIA -- 3.2%
      8,804 CBS Corp., Class B                      294,582
     18,054 Comcast Corp., Class A                  587,658
     17,734 DIRECTV, Class A (a)                    880,670
     26,721 Discovery Communications, Inc.,
               Class A (a)                        1,352,884
     97,960 Gannett Co., Inc.                     1,382,216


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            MEDIA (CONTINUED)
     53,196 Interpublic Group of Cos. (The),
               Inc.                           $     525,044
     12,947 News Corp., Class A                     298,040
     17,814 Omnicom Group, Inc.                     893,906
     20,302 Scripps Networks Interactive,
               Class A                            1,093,263
     10,545 Time Warner Cable, Inc.                 895,587
     22,488 Time Warner, Inc.                       879,731
      6,138 Viacom, Inc., Class B                   286,706
      5,950 Walt Disney (The) Co.                   292,383
      2,316 Washington Post (The) Co.,
               Class B                              783,966
                                              -------------
                                                 10,446,636
                                              -------------
            METALS & MINING -- 1.7%
    131,927 Alcoa, Inc.                           1,117,422
     27,149 Allegheny Technologies, Inc.            815,284
     42,353 Freeport-McMoRan Copper &
               Gold, Inc.                         1,426,025
     22,844 Nucor Corp.                             895,485
     51,033 Titanium Metals Corp.                   595,045
     42,028 United States Steel Corp.               867,878
                                              -------------
                                                  5,717,139
                                              -------------
            MULTILINE RETAIL -- 2.1%
     28,300 Big Lots, Inc. (a)                    1,146,433
     21,705 Family Dollar Stores, Inc.            1,434,267
     31,720 Kohl's Corp.                          1,577,118
     25,204 Macy's, Inc.                            903,311
     11,616 Nordstrom, Inc.                         628,890
     19,838 Target Corp.                          1,203,175
                                              -------------
                                                  6,893,194
                                              -------------
            MULTI-UTILITIES -- 2.7%
      8,604 Ameren Corp.                            294,343
     41,885 CenterPoint Energy, Inc.                882,098
     24,561 CMS Energy Corp.                        605,674
      4,640 Consolidated Edison, Inc.               299,280
      5,344 Dominion Resources, Inc.                290,233
     14,592 DTE Energy Co.                          895,511
      5,075 Integrys Energy Group, Inc.             307,240
     23,320 NiSource, Inc.                          596,759
     19,125 PG&E Corp.                              882,810
     35,519 Public Service Enterprise Group,
               Inc.                               1,180,652
     12,065 SCANA Corp.                             593,236
     12,569 Sempra Energy                           884,983
     47,939 TECO Energy, Inc.                       872,010
      7,293 Wisconsin Energy Corp.                  297,117
                                              -------------
                                                  8,881,946
                                              -------------
            OFFICE ELECTRONICS -- 0.4%
    183,349 Xerox Corp.                           1,270,609
                                              -------------
            OIL, GAS & CONSUMABLE FUELS
               -- 8.8%
     16,418 Apache Corp.                          1,413,918
     21,974 Cabot Oil & Gas Corp.                   927,083
     77,578 Chesapeake Energy Corp.               1,460,018
     13,677 Chevron Corp.                         1,498,726


Page 34                 See Notes to Financial Statements

FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND

JULY 31, 2012


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            OIL, GAS & CONSUMABLE FUELS
               (CONTINUED)
     25,822 ConocoPhillips                    $   1,405,750
     38,173 CONSOL Energy, Inc.                   1,106,254
     95,497 Denbury Resources, Inc. (a)           1,443,915
     24,883 Devon Energy Corp.                    1,471,083
     10,762 EQT Corp.                               606,977
     13,490 Exxon Mobil Corp.                     1,171,606
     33,210 Hess Corp.                            1,566,184
     56,432 Marathon Oil Corp.                    1,493,755
     32,123 Marathon Petroleum Corp.              1,519,418
     28,693 Murphy Oil Corp.                      1,539,666
     49,231 Newfield Exploration Co. (a)          1,503,022
      6,805 Noble Energy, Inc.                      594,961
     16,824 Occidental Petroleum Corp.            1,464,193
     38,517 QEP Resources, Inc.                   1,156,665
      9,329 Range Resources Corp.                   583,995
      9,931 Spectra Energy Corp.                    304,782
     57,811 Tesoro Corp. (a)                      1,598,474
     59,750 Valero Energy Corp.                   1,643,125
     71,345 WPX Energy, Inc. (a)                  1,137,953
                                              -------------
                                                 28,611,523
                                              -------------
            PAPER & FOREST PRODUCTS -- 0.6%
     39,930 International Paper Co.               1,310,103
     20,076 MeadWestvaco Corp.                      570,159
                                              -------------
                                                  1,880,262
                                              -------------
            PHARMACEUTICALS -- 2.6%
     13,429 Abbott Laboratories                     890,477
      3,118 Allergan, Inc.                          255,894
     16,055 Bristol-Myers Squibb Co.                571,558
     26,902 Eli Lilly & Co.                       1,184,495
     41,239 Forest Laboratories, Inc. (a)         1,383,568
      4,272 Johnson & Johnson                       295,708
     13,825 Merck & Co., Inc.                       610,650
     12,236 Perrigo Co.                           1,395,149
     12,547 Pfizer, Inc.                            301,630
     19,502 Watson Pharmaceuticals, Inc. (a)      1,517,841
                                              -------------
                                                  8,406,970
                                              -------------
            PROFESSIONAL SERVICES -- 0.5%
     24,772 Equifax, Inc.                         1,160,321
     20,202 Robert Half International, Inc.         545,656
                                              -------------
                                                  1,705,977
                                              -------------
            REAL ESTATE INVESTMENT TRUSTS
               -- 2.8%
     20,640 American Tower Corp.                  1,492,478
     21,353 Apartment Investment &
               Management Co., Class A              585,713
      2,040 AvalonBay Communities, Inc.             300,064
      5,326 Boston Properties, Inc.                 590,653
      4,628 Equity Residential                      292,999
     26,146 HCP, Inc.                             1,234,353
     14,850 Health Care REIT, Inc.                  924,115


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            REAL ESTATE INVESTMENT TRUSTS
               (CONTINUED)
      8,685 Prologis, Inc.                    $     280,786
      3,997 Public Storage                          595,353
      7,416 Simon Property Group, Inc.            1,190,194
     22,860 Ventas, Inc.                          1,537,335
                                              -------------
                                                  9,024,043
                                              -------------
            ROAD & RAIL -- 1.2%
     25,813 CSX Corp.                               592,150
     12,063 Norfolk Southern Corp.                  893,265
     32,057 Ryder System, Inc.                    1,264,328
      9,675 Union Pacific Corp.                   1,186,252
                                              -------------
                                                  3,935,995
                                              -------------
            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT -- 2.1%
     15,322 Analog Devices, Inc.                    598,784
    100,730 Applied Materials, Inc.               1,096,950
     54,145 Intel Corp.                           1,391,526
      5,860 KLA-Tencor Corp.                        298,333
    182,942 Micron Technology, Inc. (a)           1,136,070
     41,764 NVIDIA Corp. (a)                        565,484
    102,628 Teradyne, Inc. (a)                    1,509,658
     10,059 Texas Instruments, Inc.                 274,007
                                              -------------
                                                  6,870,812
                                              -------------
            SOFTWARE -- 2.0%
      8,915 Adobe Systems, Inc. (a)                 275,295
      6,762 BMC Software, Inc. (a)                  267,775
     21,306 CA, Inc.                                512,836
     13,752 Citrix Systems, Inc. (a)                999,495
      9,725 Intuit, Inc.                            564,245
     28,302 Microsoft Corp.                         834,060
      9,717 Oracle Corp.                            293,453
     20,438 Red Hat, Inc. (a)                     1,096,703
      2,087 Salesforce.com, Inc. (a)                259,539
     98,765 Symantec Corp. (a)                    1,555,549
                                              -------------
                                                  6,658,950
                                              -------------
            SPECIALTY RETAIL -- 3.4%
     16,906 Abercrombie & Fitch Co., Class A        571,423
      2,358 AutoZone, Inc. (a)                      884,792
      9,340 Bed Bath & Beyond, Inc. (a)             569,273
     11,125 CarMax, Inc. (a)                        309,609
     78,592 GameStop Corp., Class A               1,259,044
     21,096 Gap (The), Inc.                         622,121
     27,231 Home Depot (The), Inc.                1,420,914
      6,786 Limited Brands, Inc.                    322,674
     10,147 Lowe's Cos., Inc.                       257,429
      3,445 O'Reilly Automotive, Inc. (a)           295,374
     23,098 Ross Stores, Inc.                     1,534,631
    110,571 Staples, Inc.                         1,408,675
     33,612 TJX (The) Cos., Inc.                  1,488,339
     10,460 Urban Outfitters, Inc. (a)              319,553
                                              -------------
                                                 11,263,851
                                              -------------


                        See Notes to Financial Statements                Page 35

FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND

JULY 31, 2012


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            TEXTILES, APPAREL & LUXURY
               GOODS -- 0.4%
      2,060 Ralph Lauren Corp.                $     297,340
      6,488 VF Corp.                                968,659
                                              -------------
                                                  1,265,999
                                              -------------
            TOBACCO -- 0.9%
     25,059 Altria Group, Inc.                      901,372
      4,374 Lorillard, Inc.                         562,671
      9,922 Philip Morris International, Inc.       907,268
     12,863 Reynolds American, Inc.                 595,171
                                              -------------
                                                  2,966,482
                                              -------------
            TRADING COMPANIES & DISTRIBUTORS
               -- 0.2%
      3,018 W.W. Grainger, Inc.                     618,177
                                              -------------
            WIRELESS TELECOMMUNICATION
               SERVICES -- 1.2%
     19,679 Crown Castle International
               Corp. (a)                          1,217,736
    238,505 MetroPCS Communications, Inc. (a)     2,089,304
    177,050 Sprint Nextel Corp. (a)                 771,938
                                              -------------
                                                  4,078,978
                                              -------------
            TOTAL INVESTMENTS -- 100.0%         326,720,324
            (Cost $316,898,967) (b)
            NET OTHER ASSETS AND
               LIABILITIES -- 0.0%                  (30,451)
                                              -------------
            NET ASSETS -- 100.0%              $ 326,689,873
                                              =============

(a) Non-income producing security.

(b) Aggregate cost for federal income tax purposes is $321,508,912. As of July 31, 2012, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $22,079,817 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $16,868,405.


------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2012 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs


INVESTMENTS              LEVEL 1      LEVEL 2       LEVEL 3
------------------------------------------------------------
Common Stocks*        $326,720,324    $    --       $    --
                      ======================================

* See Portfolio of Investments for industry breakout.

There were no transfers between levels at July 31, 2012.


Page 36                 See Notes to Financial Statements

FIRST TRUST MID CAP CORE ALPHADEX(R) FUND

PORTFOLIO OF INVESTMENTS
JULY 31, 2012


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS -- 100.0%
            AEROSPACE & DEFENSE -- 2.2%
     32,731 Alliant Techsystems, Inc.         $   1,516,100
     22,747 BE Aerospace, Inc. (a)                  892,365
     21,237 Esterline Technologies Corp. (a)      1,247,036
    167,870 Exelis, Inc.                          1,577,978
     17,649 Triumph Group, Inc.                   1,103,592
                                              -------------
                                                  6,337,071
                                              -------------
            AIR FREIGHT & LOGISTICS -- 0.2%
     45,317 UTi Worldwide, Inc.                     600,450
                                              -------------
            AIRLINES -- 0.8%
     27,663 Alaska Air Group, Inc. (a)              964,055
    249,841 JetBlue Airways Corp. (a)             1,376,624
                                              -------------
                                                  2,340,679
                                              -------------
            AUTOMOBILES -- 0.5%
     48,309 Thor Industries, Inc.                 1,387,918
                                              -------------
            BIOTECHNOLOGY -- 1.3%
     11,593 Regeneron Pharmaceuticals,
               Inc. (a)                           1,560,997
     13,408 United Therapeutics Corp. (a)           734,490
     29,599 Vertex Pharmaceuticals, Inc. (a)      1,435,848
                                              -------------
                                                  3,731,335
                                              -------------
            CAPITAL MARKETS -- 1.4%
      6,049 Affiliated Managers Group,
               Inc. (a)                             675,008
     12,283 Eaton Vance Corp.                       325,868
      9,286 Greenhill & Co., Inc.                   368,840
    169,330 Janus Capital Group, Inc.             1,224,256
     76,453 Jefferies Group, Inc.                   958,720
     16,644 SEI Investments Co.                     352,520
     10,933 Waddell & Reed Financial, Inc.,
               Class A                              318,041
                                              -------------
                                                  4,223,253
                                              -------------
            CHEMICALS -- 3.3%
     11,101 Albemarle Corp.                         646,300
     24,401 Cabot Corp.                             951,639
     16,936 Cytec Industries, Inc.                1,042,580
     20,761 Minerals Technologies, Inc.           1,327,458
      7,642 NewMarket Corp.                       1,756,743
     63,387 Olin Corp.                            1,282,953
     27,038 Sensient Technologies Corp.             958,497
     31,534 Valspar (The) Corp.                   1,583,007
                                              -------------
                                                  9,549,177
                                              -------------
            COMMERCIAL BANKS -- 2.4%
     50,196 Associated Banc-Corp.                   626,948
     40,102 Cathay General Bancorp                  649,251
      6,814 City National Corp.                     335,794
      8,735 Commerce Bancshares, Inc.               343,984
     14,111 East West Bancorp, Inc.                 307,620
     86,546 First Niagara Financial Group, Inc.     656,019
     20,039 FirstMerit Corp.                        324,632
     33,137 Fulton Financial Corp.                  304,529
     50,877 International BancShares Corp.          932,576


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMERCIAL BANKS (CONTINUED)
      7,876 Prosperity Bancshares, Inc.       $     319,529
      5,430 Signature Bank (a)                      350,235
     11,275 SVB Financial Group (a)                 651,808
     13,523 Trustmark Corp.                         326,986
     45,850 Webster Financial Corp.                 940,842
                                              -------------
                                                  7,070,753
                                              -------------
            COMMERCIAL SERVICES & SUPPLIES
               -- 2.1%
     28,563 Brink's (The) Co.                       662,662
      5,867 Clean Harbors, Inc. (a)                 355,188
     22,481 Corrections Corp. of America            698,710
     53,094 Deluxe Corp.                          1,503,622
     35,749 Herman Miller, Inc.                     654,207
     32,907 Mine Safety Appliances Co.            1,129,368
     29,597 Rollins, Inc.                           697,897
     11,064 Waste Connections, Inc.                 340,439
                                              -------------
                                                  6,042,093
                                              -------------
            COMMUNICATIONS EQUIPMENT -- 1.0%
     60,667 Ciena Corp. (a)                         972,492
     29,734 Plantronics, Inc.                       975,870
    125,871 Polycom, Inc. (a)                     1,100,112
                                              -------------
                                                  3,048,474
                                              -------------
            COMPUTERS & PERIPHERALS -- 0.6%
     17,938 Diebold, Inc.                           580,294
     96,724 QLogic Corp. (a)                      1,116,195
                                              -------------
                                                  1,696,489
                                              -------------
            CONSTRUCTION & ENGINEERING
               -- 1.5%
    100,620 AECOM Technology Corp. (a)            1,631,050
     38,036 Granite Construction, Inc.              985,132
     66,985 KBR, Inc.                             1,757,687
                                              -------------
                                                  4,373,869
                                              -------------
            CONTAINERS & PACKAGING -- 1.5%
     24,222 Greif, Inc., Class A                  1,047,844
     23,445 Packaging Corp. of America              721,871
      6,069 Rock-Tenn Co., Class A                  353,337
     31,018 Silgan Holdings, Inc.                 1,278,252
     32,939 Sonoco Products Co.                     998,381
                                              -------------
                                                  4,399,685
                                              -------------
            DISTRIBUTORS -- 0.6%
     49,557 LKQ Corp. (a)                         1,750,849
                                              -------------
            DIVERSIFIED CONSUMER SERVICES
               -- 0.6%
     30,567 Matthews International Corp.,
               Class A                              886,443
     26,761 Service Corp. International             343,879
      9,923 Sotheby's                               291,240
      3,037 Strayer Education, Inc.                 220,668
                                              -------------
                                                  1,742,230
                                              -------------


                        See Notes to Financial Statements                Page 37

FIRST TRUST MID CAP CORE ALPHADEX(R) FUND

JULY 31, 2012


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            DIVERSIFIED FINANCIAL SERVICES
               -- 0.1%
     11,960 CBOE Holdings, Inc.               $     340,860
                                              -------------
            DIVERSIFIED TELECOMMUNICATION
               SERVICES -- 0.4%
     51,604 tw telecom, Inc. (a)                  1,296,809
                                              -------------
            ELECTRIC UTILITIES -- 2.9%
     23,742 Cleco Corp.                           1,038,950
     61,848 Great Plains Energy, Inc.             1,371,789
     11,607 Hawaiian Electric Industries, Inc.      330,684
     31,468 IDACORP, Inc.                         1,327,950
     56,491 NV Energy, Inc.                       1,033,220
     12,784 OGE Energy Corp.                        678,958
     84,708 PNM Resources, Inc.                   1,761,926
     33,159 Westar Energy, Inc.                   1,013,339
                                              -------------
                                                  8,556,816
                                              -------------
            ELECTRICAL EQUIPMENT -- 1.9%
      6,502 Acuity Brands, Inc.                     376,726
     39,796 AMETEK, Inc.                          1,233,676
     51,047 General Cable Corp. (a)               1,333,858
     16,989 Hubbell, Inc., Class B                1,397,855
     21,268 Regal-Beloit Corp.                    1,369,021
                                              -------------
                                                  5,711,136
                                              -------------
            ELECTRONIC EQUIPMENT, INSTRUMENTS
               & COMPONENTS -- 2.8%
     50,448 Arrow Electronics, Inc. (a)           1,702,620
     53,636 Avnet, Inc. (a)                       1,689,534
     75,796 Ingram Micro, Inc., Class A (a)       1,136,182
     27,489 Tech Data Corp. (a)                   1,377,199
     14,390 Trimble Navigation Ltd. (a)             636,901
    175,525 Vishay Intertechnology, Inc. (a)      1,732,432
                                              -------------
                                                  8,274,868
                                              -------------
            ENERGY EQUIPMENT & SERVICES
               -- 3.9%
     43,742 Atwood Oceanics, Inc. (a)             1,947,831
      7,432 Dresser-Rand Group, Inc. (a)            345,662
      5,047 Dril-Quip, Inc. (a)                     369,996
    100,865 Helix Energy Solutions Group,
               Inc. (a)                           1,803,466
     13,834 Oceaneering International, Inc.         715,079
      5,001 Oil States International, Inc. (a)      363,573
    113,681 Patterson-UTI Energy, Inc.            1,759,782
     81,819 Superior Energy Services, Inc. (a)    1,773,018
     14,281 Tidewater, Inc.                         693,628
     44,868 Unit Corp. (a)                        1,783,952
                                              -------------
                                                 11,555,987
                                              -------------
            FOOD & STAPLES RETAILING -- 0.2%
     16,152 Harris Teeter Supermarkets, Inc.        667,724
                                              -------------
            FOOD PRODUCTS -- 2.0%
     71,253 Flowers Foods, Inc.                   1,522,677
     57,095 Hillshire Brands Co.                  1,462,203


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            FOOD PRODUCTS (CONTINUED)
     13,370 Ingredion, Inc.                   $     694,170
      9,298 Lancaster Colony Corp.                  644,258
     76,523 Smithfield Foods, Inc. (a)            1,415,676
                                              -------------
                                                  5,738,984
                                              -------------
            GAS UTILITIES -- 1.3%
     28,318 Atmos Energy Corp.                    1,015,200
     14,093 National Fuel Gas Co.                   689,711
     31,739 Questar Corp.                           645,889
     33,745 UGI Corp.                             1,034,284
      8,328 WGL Holdings, Inc.                      336,868
                                              -------------
                                                  3,721,952
                                              -------------
            HEALTH CARE EQUIPMENT &
               SUPPLIES -- 1.8%
      8,301 Cooper (The) Cos., Inc.                 624,733
     32,192 Hill-Rom Holdings, Inc.                 841,821
     13,775 IDEXX Laboratories, Inc. (a)          1,214,542
     31,831 ResMed, Inc. (a)                      1,004,586
     31,658 STERIS Corp.                            953,856
      5,435 Teleflex, Inc.                          346,427
      9,858 Thoratec Corp. (a)                      338,228
                                              -------------
                                                  5,324,193
                                              -------------
            HEALTH CARE PROVIDERS &
               SERVICES -- 4.9%
     15,068 AMERIGROUP Corp. (a)                  1,354,312
     47,241 Community Health Systems, Inc. (a)    1,162,601
     84,341 Health Management Associates,
               Inc., Class A (a)                    554,964
     40,920 Health Net, Inc. (a)                    901,058
     21,088 Henry Schein, Inc. (a)                1,577,593
     29,814 HMS Holdings Corp. (a)                1,025,900
     40,390 LifePoint Hospitals, Inc. (a)         1,539,667
     48,654 Lincare Holdings, Inc.                2,014,276
     10,600 Omnicare, Inc.                          332,946
     10,808 Owens & Minor, Inc.                     304,894
     30,680 Universal Health Services, Inc.,
               Class B                            1,198,974
     30,122 VCA Antech, Inc. (a)                    548,220
     31,230 WellCare Health Plans, Inc. (a)       2,024,329
                                              -------------
                                                 14,539,734
                                              -------------
            HOTELS, RESTAURANTS & LEISURE
               -- 2.8%
     28,379 Bally Technologies, Inc. (a)          1,240,446
     32,939 Bob Evans Farms, Inc.                 1,268,810
     20,774 Brinker International, Inc.             673,285
     31,074 Cheesecake Factory (The), Inc. (a)    1,041,601
     50,579 International Speedway Corp.,
               Class A                            1,296,846
      7,118 Life Time Fitness, Inc. (a)             323,228
      2,374 Panera Bread Co., Class A (a)           373,881
     38,718 Scientific Games Corp., Class A (a)     327,554
     70,135 Wendy's (The) Co.                       321,920
     66,374 WMS Industries, Inc. (a)              1,219,291
                                              -------------
                                                  8,086,862
                                              -------------


Page 38                 See Notes to Financial Statements

FIRST TRUST MID CAP CORE ALPHADEX(R) FUND

JULY 31, 2012


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            HOUSEHOLD DURABLES -- 0.2%
      9,481 Mohawk Industries, Inc. (a)       $     629,823
                                              -------------
            HOUSEHOLD PRODUCTS -- 0.7%
     23,872 Church & Dwight Co., Inc.             1,375,266
      8,798 Energizer Holdings, Inc. (a)            684,220
                                              -------------
                                                  2,059,486
                                              -------------
            INDUSTRIAL CONGLOMERATES -- 0.5%
     31,218 Carlisle Cos., Inc.                   1,576,197
                                              -------------
            INSURANCE -- 5.1%
      4,872 Alleghany Corp. (a)                   1,684,786
     33,754 American Financial Group, Inc.        1,272,863
     37,758 Arthur J. Gallagher & Co.             1,339,654
     22,909 Aspen Insurance Holdings Ltd.           658,405
     36,418 Brown & Brown, Inc.                     919,190
      9,596 Everest Re Group, Ltd.                  975,913
     34,376 Fidelity National Financial, Inc.,
               Class A                              640,081
     58,557 First American Financial Corp.        1,072,764
     31,628 HCC Insurance Holdings, Inc.            969,082
     31,777 Mercury General Corp.                 1,150,963
     45,024 Protective Life Corp.                 1,256,620
     24,886 Reinsurance Group of America, Inc.    1,385,404
     35,634 StanCorp Financial Group, Inc.        1,060,468
     17,011 W. R. Berkley Corp.                     623,113
                                              -------------
                                                 15,009,306
                                              -------------
            INTERNET & CATALOG RETAIL -- 0.5%
     32,817 HSN, Inc.                             1,390,128
                                              -------------
            INTERNET SOFTWARE & SERVICES
               -- 1.6%
     23,578 AOL, Inc. (a)                           751,195
      9,423 Equinix, Inc. (a)                     1,678,990
    155,783 Monster Worldwide, Inc. (a)           1,129,427
     80,791 ValueClick, Inc. (a)                  1,269,227
                                              -------------
                                                  4,828,839
                                              -------------
            IT SERVICES -- 4.0%
     65,726 Acxiom Corp. (a)                      1,102,225
     12,261 Alliance Data Systems Corp. (a)       1,593,930
     15,564 Broadridge Financial Solutions,
               Inc.                                 329,490
    112,065 Convergys Corp.                       1,651,838
     18,080 CoreLogic, Inc. (a)                     415,840
     12,191 DST Systems, Inc.                       657,095
     23,069 Gartner, Inc. (a)                     1,024,033
     19,180 Jack Henry & Associates, Inc.           666,121
     39,285 Lender Processing Services, Inc.        969,161
     70,524 ManTech International Corp.,
               Class A                            1,546,591
     19,823 NeuStar, Inc., Class A (a)              701,933
     16,091 Wright Express Corp. (a)              1,035,939
                                              -------------
                                                 11,694,196
                                              -------------


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            LEISURE EQUIPMENT & PRODUCTS
               -- 0.6%
     23,156 Polaris Industries, Inc.          $   1,740,405
                                              -------------
            LIFE SCIENCES TOOLS & SERVICES
               -- 0.5%
     20,210 Charles River Laboratories
               International, Inc. (a)              687,746
      6,918 Covance, Inc. (a)                       324,731
      4,461 Techne Corp.                            308,166
                                              -------------
                                                  1,320,643
                                              -------------
            MACHINERY -- 5.6%
     36,195 AGCO Corp. (a)                        1,586,789
      6,874 CLARCOR, Inc.                           332,358
      9,920 Donaldson Co., Inc.                     338,569
     32,487 Harsco Corp.                            690,349
     16,985 IDEX Corp.                              647,978
     49,931 Kennametal, Inc.                      1,842,454
     30,239 Lincoln Electric Holdings, Inc.       1,205,931
      6,454 Nordson Corp.                           330,832
     63,206 Oshkosh Corp. (a)                     1,423,399
     17,296 Pentair, Inc.                           758,084
      5,068 SPX Corp.                               307,729
     18,566 Terex Corp. (a)                         362,037
     36,148 Timken (The) Co.                      1,308,558
     53,009 Trinity Industries, Inc.              1,484,252
     13,683 Valmont Industries, Inc.              1,695,050
     21,218 Wabtec Corp.                          1,680,041
     16,787 Woodward, Inc.                          563,539
                                              -------------
                                                 16,557,949
                                              -------------
            MARINE -- 0.9%
     28,126 Kirby Corp. (a)                       1,484,209
     47,157 Matson, Inc.                          1,158,176
                                              -------------
                                                  2,642,385
                                              -------------
            MEDIA -- 2.3%
     72,438 Cinemark Holdings, Inc.               1,693,600
     17,368 DreamWorks Animation SKG, Inc.,
               Class A (a)                          333,466
     13,515 John Wiley & Sons, Inc., Class A        643,990
     31,093 Meredith Corp.                        1,027,313
     58,778 Scholastic Corp.                      1,770,981
     60,881 Valassis Communications, Inc. (a)     1,372,866
                                              -------------
                                                  6,842,216
                                              -------------
            METALS & MINING -- 2.6%
      6,920 Carpenter Technology Corp.              331,191
     78,569 Commercial Metals Co.                 1,012,754
     32,776 Reliance Steel & Aluminum Co.         1,687,309
     21,112 Royal Gold, Inc.                      1,597,756
    140,868 Steel Dynamics, Inc.                  1,815,789
     48,516 Worthington Industries, Inc.          1,052,797
                                              -------------
                                                  7,497,596
                                              -------------
            MULTILINE RETAIL -- 0.3%
     93,251 Saks, Inc. (a)                          972,608
                                              -------------


                        See Notes to Financial Statements                Page 39

FIRST TRUST MID CAP CORE ALPHADEX(R) FUND

JULY 31, 2012


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            MULTI-UTILITIES -- 1.3%
     14,529 Alliant Energy Corp.              $     678,649
     30,871 Black Hills Corp.                       983,241
     45,956 MDU Resources Group, Inc.             1,028,955
     33,642 Vectren Corp.                         1,004,214
                                              -------------
                                                  3,695,059
                                              -------------
            OIL, GAS & CONSUMABLE FUELS
               -- 3.2%
    240,232 Arch Coal, Inc.                       1,732,073
     29,341 Energen Corp.                         1,502,553
    225,811 Forest Oil Corp. (a)                  1,546,805
     46,717 HollyFrontier Corp.                   1,746,749
     18,820 Plains Exploration & Production
               Co. (a)                              752,047
    305,387 Quicksilver Resources, Inc. (a)       1,380,349
     17,409 World Fuel Services Corp.               704,890
                                              -------------
                                                  9,365,466
                                              -------------
            PAPER & FOREST PRODUCTS -- 0.5%
     21,577 Domtar Corp.                          1,593,677
                                              -------------
            PROFESSIONAL SERVICES -- 1.2%
      8,098 Corporate Executive Board (The)
               Co.                                  373,561
     92,276 Korn/Ferry International (a)          1,214,352
     36,130 Manpower, Inc.                        1,285,506
     11,053 Towers Watson & Co., Class A            648,037
                                              -------------
                                                  3,521,456
                                              -------------
            REAL ESTATE INVESTMENT TRUSTS
               -- 4.6%
      4,552 Alexandria Real Estate Equities,
               Inc.                                 334,481
     22,079 American Campus Communities,
               Inc.                               1,052,285
      9,784 Camden Property Trust                   697,697
      4,301 Essex Property Trust, Inc.              676,805
      6,361 Federal Realty Investment Trust         691,186
     19,675 Highwoods Properties, Inc.              666,392
      5,395 Home Properties, Inc.                   353,966
     17,972 Liberty Property Trust                  652,204
     22,424 Macerich (The) Co.                    1,309,786
     35,105 National Retail Properties, Inc.      1,035,598
     44,139 OMEGA Healthcare Investors, Inc.      1,069,929
      7,373 Rayonier, Inc.                          351,618
     31,701 Realty Income Corp.                   1,306,081
     20,877 Regency Centers Corp.                   998,965
     14,832 Senior Housing Properties Trust         337,428
      8,251 SL Green Realty Corp.                   649,766
     12,871 Taubman Centers, Inc.                   997,760
     12,811 UDR, Inc.                               340,901
                                              -------------
                                                 13,522,848
                                              -------------
            REAL ESTATE MANAGEMENT &
               DEVELOPMENT -- 0.1%
      4,704 Jones Lang LaSalle, Inc.                313,710
                                              -------------


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            ROAD & RAIL -- 1.7%
     18,335 Con-way, Inc.                     $     653,093
     27,772 J.B. Hunt Transport Services, Inc.    1,528,016
      9,518 Kansas City Southern                    692,910
     19,202 Landstar System, Inc.                   948,771
     55,427 Werner Enterprises, Inc.              1,279,255
                                              -------------
                                                  5,102,045
                                              -------------
            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT -- 1.8%
    197,635 Atmel Corp. (a)                       1,158,141
     93,912 Fairchild Semiconductor
               International, Inc. (a)            1,301,620
     58,904 Integrated Device Technology,
               Inc. (a)                             296,876
     49,681 International Rectifier Corp. (a)       846,564
     31,084 Intersil Corp., Class A                 286,284
     48,380 Skyworks Solutions, Inc. (a)          1,399,634
                                              -------------
                                                  5,289,119
                                              -------------
            SOFTWARE -- 3.8%
     37,439 ACI Worldwide, Inc. (a)               1,647,690
     24,422 Advent Software, Inc. (a)               555,845
     10,491 ANSYS, Inc. (a)                         629,040
     60,244 Cadence Design Systems, Inc. (a)        736,182
     24,305 Concur Technologies, Inc. (a)         1,641,560
     23,489 Fair Isaac Corp.                      1,016,839
     66,208 Mentor Graphics Corp. (a)             1,011,658
      6,466 MICROS Systems, Inc. (a)                308,687
     15,794 Parametric Technology Corp. (a)         340,203
     59,433 Quest Software, Inc. (a)              1,660,558
     22,497 Synopsys, Inc. (a)                      681,434
     33,192 TIBCO Software, Inc. (a)                932,363
                                              -------------
                                                 11,162,059
                                              -------------
            SPECIALTY RETAIL -- 6.9%
     58,467 Aaron's, Inc.                         1,714,837
      4,853 Advance Auto Parts, Inc.                340,438
     18,566 Aeropostale, Inc. (a)                   366,122
     16,778 American Eagle Outfitters, Inc.         349,318
     38,961 ANN, Inc. (a)                         1,055,064
     53,336 Ascena Retail Group, Inc. (a)           978,182
     40,224 Barnes & Noble, Inc. (a)                533,772
     66,922 Chico's FAS, Inc.                     1,025,245
     34,483 Dick's Sporting Goods, Inc.           1,693,805
     32,476 Foot Locker, Inc.                     1,072,358
     43,601 Guess?, Inc.                          1,312,390
    766,295 Office Depot, Inc. (a)                1,364,005
     24,277 PetSmart, Inc.                        1,604,952
    431,041 RadioShack Corp.                      1,254,329
     49,057 Rent-A-Center, Inc.                   1,744,467
     30,088 Signet Jewelers Ltd.                  1,321,465
     15,942 Tractor Supply Co.                    1,448,650
     28,399 Williams-Sonoma, Inc.                   986,865
                                              -------------
                                                 20,166,264
                                              -------------


Page 40                 See Notes to Financial Statements

FIRST TRUST MID CAP CORE ALPHADEX(R) FUND

JULY 31, 2012


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            TEXTILES, APPAREL & LUXURY
               GOODS -- 1.5%
     31,468 Carter's, Inc. (a)                $   1,594,483
     12,767 PVH Corp.                             1,014,083
     35,038 Under Armour, Inc., Class A (a)       1,907,469
                                              -------------
                                                  4,516,035
                                              -------------
            THRIFTS & MORTGAGE FINANCE -- 0.5%
     33,780 Astoria Financial Corp.                 318,208
     52,839 New York Community Bancorp, Inc.        685,850
     19,600 Washington Federal, Inc.                312,228
                                              -------------
                                                  1,316,286
                                              -------------
            TOBACCO -- 0.4%
     28,581 Universal Corp.                       1,301,579
                                              -------------
            TRADING COMPANIES & DISTRIBUTORS
               -- 1.2%
     25,795 GATX Corp.                            1,085,196
     38,900 United Rentals, Inc. (a)              1,124,599
     17,943 Watsco, Inc.                          1,219,047
                                              -------------
                                                  3,428,842
                                              -------------
            WATER UTILITIES -- 0.3%
     39,788 Aqua America, Inc.                    1,020,164
                                              -------------
            WIRELESS TELECOMMUNICATION
               SERVICES -- 0.6%
     77,745 Telephone & Data Systems, Inc.        1,883,761
                                              -------------
            TOTAL COMMON STOCKS -- 100.0%       294,070,397
            (Cost $291,404,710)

            MONEY MARKET FUND -- 0.1%
    187,141 Morgan Stanley Institutional
               Treasury Money Market
               Fund - 0.03% (b)                     187,141
            (Cost $187,141)                   -------------
            TOTAL INVESTMENTS -- 100.1%         294,257,538
            (Cost $291,591,851) (c)
            NET OTHER ASSETS AND
               LIABILITIES -- (0.1)%               (182,163)
                                              -------------
            NET ASSETS -- 100.0%              $ 294,075,375
                                              =============


(a) Non-income producing security.

(b) Interest rate shown reflects yield as of July 31, 2012. (c) Aggregate cost for federal income tax purposes is $295,671,163. As of July 31, 2012, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $18,604,811 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $20,018,436.


------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2012 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs


INVESTMENTS              LEVEL 1      LEVEL 2       LEVEL 3
------------------------------------------------------------
Common Stocks*        $294,070,397    $    --       $    --
Money Market Fund          187,141         --            --
                      --------------------------------------
Total Investments     $294,257,538    $    --       $    --
                      ======================================

* See Portfolio of Investments for industry breakout.

There were no transfers between levels at July 31, 2012.


                        See Notes to Financial Statements                Page 41

FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND

PORTFOLIO OF INVESTMENTS
JULY 31, 2012


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS -- 100.0%
            AEROSPACE & DEFENSE -- 2.0%
     38,991 AAR Corp.                         $     554,062
     20,491 Ceradyne, Inc.                          450,802
      4,373 Cubic Corp.                             211,522
     16,927 Curtiss-Wright Corp.                    507,302
      7,627 Moog, Inc., Class A (a)                 277,547
     40,681 Orbital Sciences Corp. (a)              532,921
      5,115 Teledyne Technologies, Inc. (a)         318,664
                                              -------------
                                                  2,852,820
                                              -------------
            AIR FREIGHT & LOGISTICS -- 0.4%
      3,258 Forward Air Corp.                       109,013
     14,519 Hub Group, Inc., Class A (a)            431,940
                                              -------------
                                                    540,953
                                              -------------
            AIRLINES -- 0.8%
      7,543 Allegiant Travel Co. (a)                536,006
     80,490 SkyWest, Inc.                           563,430
                                              -------------
                                                  1,099,436
                                              -------------
            AUTO COMPONENTS -- 0.9%
      7,549 Drew Industries, Inc. (a)               202,766
     37,329 Standard Motor Products, Inc.           524,846
     32,107 Superior Industries International,
               Inc.                                 548,709
                                              -------------
                                                  1,276,321
                                              -------------
            BEVERAGES -- 0.2%
      2,606 Boston Beer (The) Co., Inc.,
               Class A (a)                          280,718
                                              -------------
            BIOTECHNOLOGY -- 0.6%
      2,773 Cubist Pharmaceuticals, Inc. (a)        119,405
     20,816 Emergent Biosolutions, Inc. (a)         304,122
     27,023 Spectrum Pharmaceuticals, Inc. (a)      378,052
                                              -------------
                                                    801,579
                                              -------------
            BUILDING PRODUCTS -- 1.2%
      8,600 A.O. Smith Corp.                        425,012
     40,509 Gibraltar Industries, Inc. (a)          385,646
     49,007 Griffon Corp.                           430,772
     29,119 NCI Building Systems, Inc. (a)          313,320
      3,562 Simpson Manufacturing Co., Inc.          86,343
      2,697 Universal Forest Products, Inc.          86,115
                                              -------------
                                                  1,727,208
                                              -------------
            CAPITAL MARKETS -- 1.0%
     27,542 Calamos Asset Management, Inc.,
               Class A                              291,119
     46,146 Prospect Capital Corp.                  511,298
      3,402 Stifel Financial Corp. (a)              102,400
      6,489 Virtus Investment Partners,
               Inc. (a)                             543,259
                                              -------------
                                                  1,448,076
                                              -------------
            CHEMICALS -- 4.2%
     21,183 A. Schulman, Inc.                       463,060
     19,767 American Vanguard Corp.                 462,350
     14,785 Calgon Carbon Corp. (a)                 204,624


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            CHEMICALS (CONTINUED)
     13,696 H.B. Fuller Co.                   $     400,197
      8,260 Hawkins, Inc.                           314,211
      7,447 Innophos Holdings, Inc.                 431,703
      6,184 Koppers Holdings, Inc.                  203,701
     23,989 Kraton Performance Polymers,
               Inc. (a)                             561,822
     13,603 LSB Industries, Inc. (a)                437,064
     22,130 OM Group, Inc. (a)                      347,441
     15,368 PolyOne Corp.                           226,371
     11,374 Quaker Chemical Corp.                   503,527
      5,581 Stepan Co.                              494,812
     36,099 Tredegar Corp.                          534,626
     15,312 Zep, Inc.                               233,661
                                              -------------
                                                  5,819,170
                                              -------------
            COMMERCIAL BANKS -- 3.3%
      6,989 Bank of the Ozarks, Inc.                224,976
     11,772 Boston Private Financial Holdings,
               Inc.                                 110,775
      3,120 City Holding Co.                        103,116
      5,586 Columbia Banking System, Inc.           100,827
      3,876 Community Bank System, Inc.             106,629
      9,023 CVB Financial Corp.                     106,471
      9,671 F.N.B. Corp.                            105,220
     26,545 First BanCorp (a)                       100,340
      6,578 First Financial Bancorp                 104,985
     20,061 Hanmi Financial Corp. (a)               219,668
     10,313 Home BancShares, Inc.                   310,937
      3,599 Independent Bank Corp.                  106,926
     10,984 National Penn Bancshares, Inc.           97,099
      4,869 NBT Bancorp, Inc.                       102,298
     17,505 Old National Bancorp                    214,261
      8,882 PacWest Bancorp                         203,487
     10,776 Pinnacle Financial Partners,
               Inc. (a)                             210,671
      7,122 PrivateBancorp, Inc.                    109,109
     11,383 S&T Bancorp, Inc.                       187,820
      9,043 Simmons First National Corp.,
               Class A                              211,064
     10,206 Susquehanna Bancshares, Inc.            108,796
     13,013 Texas Capital Bancshares, Inc. (a)      560,730
      2,790 Tompkins Financial Corp.                109,535
      8,208 UMB Financial Corp.                     394,476
      7,988 Umpqua Holdings Corp.                    99,690
     38,365 Wilshire Bancorp, Inc. (a)              243,234
      2,961 Wintrust Financial Corp.                108,698
                                              -------------
                                                  4,661,838
                                              -------------
            COMMERCIAL SERVICES & SUPPLIES
               -- 3.1%
     10,748 ABM Industries, Inc.                    199,913
     14,474 Consolidated Graphics, Inc. (a)         343,179
     17,745 Encore Capital Group, Inc. (a)          496,860
      6,741 G&K Services, Inc., Class A             212,409
     13,880 Geo Group (The), Inc. (a)               320,906
     16,272 Healthcare Services Group, Inc.         352,777
     21,900 Mobile Mini, Inc. (a)                   313,608


Page 42                 See Notes to Financial Statements

FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND

JULY 31, 2012


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            COMMERCIAL SERVICES & SUPPLIES
               (CONTINUED)
      4,607 Portfolio Recovery Associates,
               Inc. (a)                       $     390,121
     32,932 Sykes Enterprises, Inc. (a)             487,064
     16,123 Tetra Tech, Inc. (a)                    414,522
      6,596 UniFirst Corp.                          413,042
     11,702 United Stationers, Inc.                 295,007
      5,256 Viad Corp.                               91,086
                                              -------------
                                                  4,330,494
                                              -------------
            COMMUNICATIONS EQUIPMENT -- 1.0%
     14,712 Comtech Telecommunications Corp.        401,932
     20,531 Digi International, Inc. (a)            187,859
     49,352 Harmonic, Inc. (a)                      209,252
      3,046 NETGEAR, Inc. (a)                       105,483
     38,847 Oplink Communications, Inc. (a)         515,111
                                              -------------
                                                  1,419,637
                                              -------------
            COMPUTERS & PERIPHERALS -- 0.9%
     15,395 3D Systems Corp. (a)                    585,010
     10,607 Stratasys, Inc. (a)                     649,997
      6,628 Super Micro Computer, Inc. (a)           82,253
                                              -------------
                                                  1,317,260
                                              -------------
            CONSTRUCTION & ENGINEERING -- 0.6%
     17,628 Aegion Corp. (a)                        306,727
     22,594 Dycom Industries, Inc. (a)              393,587
      7,557 EMCOR Group, Inc.                       198,976
                                              -------------
                                                    899,290
                                              -------------
            CONSTRUCTION MATERIALS -- 0.7%
     11,261 Eagle Materials, Inc.                   391,320
    102,058 Headwaters, Inc. (a)                    637,862
                                              -------------
                                                  1,029,182
                                              -------------
            CONSUMER FINANCE -- 0.3%
      2,387 Cash America International, Inc.         91,470
      5,234 First Cash Financial Services,
               Inc. (a)                             209,883
      1,598 World Acceptance Corp. (a)              113,890
                                              -------------
                                                    415,243
                                              -------------
            CONTAINERS & PACKAGING -- 0.2%
     12,252 Myers Industries, Inc.                  201,423
                                              -------------
            DISTRIBUTORS -- 0.6%
     12,991 Pool Corp.                              478,848
     56,395 Voxx International Corp. (a)            422,399
                                              -------------
                                                    901,247
                                              -------------
            DIVERSIFIED CONSUMER SERVICES
               -- 1.3%
     47,139 Career Education Corp. (a)              222,025
      7,655 Coinstar, Inc. (a)                      363,536


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            DIVERSIFIED CONSUMER SERVICES
               (CONTINUED)
    181,868 Corinthian Colleges, Inc. (a)     $     367,373
     17,158 Hillenbrand, Inc.                       296,662
     80,861 Lincoln Educational Services Corp.      352,554
     15,562 Universal Technical Institute,
               Inc.                                 178,807
                                              -------------
                                                  1,780,957
                                              -------------
            DIVERSIFIED FINANCIAL SERVICES
               -- 0.1%
     14,283 Interactive Brokers Group, Inc.,
               Class A                              197,820
                                              -------------
            DIVERSIFIED TELECOMMUNICATION
               SERVICES -- 0.8%
     46,582 Cbeyond, Inc. (a)                       332,130
     25,300 General Communication, Inc.,
               Class A (a)                          238,832
     39,878 Neutral Tandem, Inc. (a)                544,733
                                              -------------
                                                  1,115,695
                                              -------------
            ELECTRIC UTILITIES -- 0.8%
      5,030 ALLETE, Inc.                            208,544
      9,510 El Paso Electric Co.                    321,913
      5,863 UIL Holdings Corp.                      217,166
      8,210 UNS Energy Corp.                        334,147
                                              -------------
                                                  1,081,770
                                              -------------
            ELECTRICAL EQUIPMENT -- 1.4%
     17,160 AZZ, Inc.                               526,984
      6,304 Belden, Inc.                            202,548
     15,701 Encore Wire Corp.                       430,207
     11,990 EnerSys (a)                             409,458
      6,168 Franklin Electric Co., Inc.             347,937
                                              -------------
                                                  1,917,134
                                              -------------
            ELECTRONIC EQUIPMENT, INSTRUMENTS
               & COMPONENTS -- 5.6%
      7,926 Anixter International, Inc.             451,069
      8,398 Badger Meter, Inc.                      284,608
     30,142 Benchmark Electronics, Inc. (a)         475,038
     77,722 Brightpoint, Inc. (a)                   697,166
     33,478 CTS Corp.                               297,954
     15,213 Daktronics, Inc.                        117,597
      8,893 Electro Scientific Industries, Inc.     110,362
      6,592 FEI Co.                                 314,504
     31,230 Insight Enterprises, Inc. (a)           523,415
      1,848 Littelfuse, Inc.                         99,127
      6,467 Measurement Specialties, Inc. (a)       192,587
     24,390 Mercury Computer Systems, Inc. (a)      284,631
     24,705 Methode Electronics, Inc.               217,404
      2,727 MTS Systems Corp.                       118,543
     43,727 Newport Corp. (a)                       491,929
      8,298 OSI Systems, Inc. (a)                   535,553
      4,062 Park Electrochemical Corp.              109,715
     14,911 Plexus Corp. (a)                        428,244
     27,765 Rofin-Sinar Technologies, Inc. (a)      503,379
      7,962 Rogers Corp. (a)                        285,438


                        See Notes to Financial Statements                Page 43

FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND

JULY 31, 2012


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            ELECTRONIC EQUIPMENT, INSTRUMENTS
               & COMPONENTS (CONTINUED)
     10,292 ScanSource, Inc. (a)              $     297,130
     15,239 SYNNEX Corp. (a)                        515,535
     44,684 TTM Technologies, Inc. (a)              488,843
                                              -------------
                                                  7,839,771
                                              -------------
            ENERGY EQUIPMENT & SERVICES
               -- 2.1%
     50,930 Basic Energy Services, Inc. (a)         551,063
      7,754 Bristow Group, Inc.                     354,900
      8,245 Exterran Holdings, Inc. (a)             121,779
      7,453 Gulf Island Fabrication, Inc.           207,268
      5,421 Hornbeck Offshore Services,
               Inc. (a)                             229,579
     31,903 ION Geophysical Corp. (a)               212,155
     37,047 Matrix Service Co. (a)                  383,807
     65,947 Pioneer Energy Services Corp. (a)       530,214
     44,230 TETRA Technologies, Inc. (a)            306,514
                                              -------------
                                                  2,897,279
                                              -------------
            FOOD & STAPLES RETAILING -- 1.6%
      9,857 Andersons (The), Inc.                   374,270
      8,910 Casey's General Stores, Inc.            529,521
     24,469 Nash Finch Co.                          468,826
     23,192 Spartan Stores, Inc.                    398,903
      9,581 United Natural Foods, Inc. (a)          520,248
                                              -------------
                                                  2,291,768
                                              -------------
            FOOD PRODUCTS -- 2.8%
     11,856 B&G Foods, Inc.                         331,968
     16,438 Calavo Growers, Inc.                    443,497
      8,065 Cal-Maine Foods, Inc.                   304,292
     25,499 Darling International, Inc. (a)         421,244
     29,462 Diamond Foods, Inc.                     479,347
      9,549 Hain Celestial Group (The),
               Inc. (a)                             531,784
      7,115 J & J Snack Foods Corp.                 411,176
      2,294 Sanderson Farms, Inc.                    84,488
     11,723 Seneca Foods Corp., Class A (a)         289,324
     16,666 Snyder's-Lance, Inc.                    390,484
      3,375 TreeHouse Foods, Inc. (a)               188,966
                                              -------------
                                                  3,876,570
                                              -------------
            GAS UTILITIES -- 0.8%
      7,922 Laclede Group (The), Inc.               330,981
      2,410 New Jersey Resources Corp.              110,619
      4,417 Northwest Natural Gas Co.               215,064
      3,266 Piedmont Natural Gas Co., Inc.          103,793
      7,225 Southwest Gas Corp.                     322,669
                                              -------------
                                                  1,083,126
                                              -------------
            HEALTH CARE EQUIPMENT &
               SUPPLIES -- 4.0%
     11,364 Abaxis, Inc. (a)                        405,581
     15,708 Align Technology, Inc. (a)              533,444
      3,391 Analogic Corp.                          217,092
     19,288 Cantel Medical Corp.                    503,803
     60,298 CryoLife, Inc. (a)                      335,257


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            HEALTH CARE EQUIPMENT &
               SUPPLIES (CONTINUED)
      9,356 Cyberonics, Inc. (a)              $     405,115
     18,515 Greatbatch, Inc. (a)                    422,697
      4,255 Haemonetics Corp. (a)                   305,977
      5,908 ICU Medical, Inc. (a)                   315,074
      5,655 Integra LifeSciences Holdings (a)       217,491
      6,813 Invacare Corp.                           95,995
      5,138 Meridian Bioscience, Inc.                85,856
     15,224 Merit Medical Systems, Inc. (a)         205,676
      6,826 Neogen Corp. (a)                        262,596
     16,580 NuVasive, Inc. (a)                      346,356
     24,734 Palomar Medical Technologies,
               Inc. (a)                             198,119
     12,153 SurModics, Inc. (a)                     193,719
     12,252 Symmetry Medical, Inc. (a)               94,953
      8,328 West Pharmaceutical Services, Inc.      414,568
                                              -------------
                                                  5,559,369
                                              -------------
            HEALTH CARE PROVIDERS & SERVICES
               -- 4.3%
      5,350 Air Methods Corp. (a)                   583,311
     23,527 Almost Family, Inc. (a)                 517,829
     17,727 AMN Healthcare Services, Inc. (a)       103,526
     14,025 AmSurg Corp. (a)                        414,299
     20,000 Bio-Reference Laboratories,
               Inc. (a)                             495,000
     10,456 Centene Corp. (a)                       397,746
      3,478 Chemed Corp.                            218,314
      4,291 CorVel Corp. (a)                        197,987
     72,164 Cross Country Healthcare, Inc. (a)      329,068
     11,155 Ensign Group (The), Inc.                312,898
      8,200 Hanger, Inc. (a)                        211,314
      6,958 IPC Hospitalist (The) Co. (a)           299,194
     42,775 Kindred Healthcare, Inc. (a)            405,079
      3,667 Landauer, Inc.                          208,872
      4,481 Molina Healthcare, Inc. (a)             109,381
      5,114 MWI Veterinary Supply, Inc.             465,834
     48,132 PharMerica Corp. (a)                    495,278
     10,016 PSS World Medical, Inc. (a)             209,234
                                              -------------
                                                  5,974,164
                                              -------------
            HEALTH CARE TECHNOLOGY -- 0.4%
      1,837 Computer Programs & Systems, Inc.        90,931
     12,870 Medidata Solutions, Inc. (a)            455,727
                                              -------------
                                                    546,658
                                              -------------
            HOTELS, RESTAURANTS & LEISURE
               -- 4.3%
        544 Biglari Holdings, Inc. (a)              204,408
     58,400 Boyd Gaming Corp. (a)                   332,880
      4,853 Buffalo Wild Wings, Inc. (a)            352,279
      2,890 CEC Entertainment, Inc.                  99,589
      8,369 Cracker Barrel Old Country Store,
               Inc.                                 524,402
     22,119 Interval Leisure Group, Inc.            405,662
      3,770 Jack in the Box, Inc. (a)               101,752
     30,558 Marcus (The) Corp.                      400,921
     46,004 Monarch Casino & Resort, Inc. (a)       343,650



Page 44                 See Notes to Financial Statements

FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND

JULY 31, 2012


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            HOTELS, RESTAURANTS & LEISURE
               (CONTINUED)
     37,543 Multimedia Games Holding Co.,
               Inc. (a)                       $     531,233
     11,049 Papa John's International,
               Inc. (a)                             563,610
     43,709 Pinnacle Entertainment, Inc. (a)        474,243
     13,782 Red Robin Gourmet Burgers,
               Inc. (a)                             411,393
     77,180 Ruby Tuesday, Inc. (a)                  494,724
     31,854 Ruth's Hospitality Group, Inc. (a)      214,059
     15,235 Shuffle Master, Inc. (a)                222,583
     22,815 Texas Roadhouse, Inc.                   394,928
                                              -------------
                                                  6,072,316
                                              -------------
            HOUSEHOLD DURABLES -- 2.3%
     35,951 American Greetings Corp., Class A       477,789
      9,125 Blyth, Inc.                             312,805
     21,098 Ethan Allen Interiors, Inc.             435,252
     15,509 Helen of Troy Ltd. (a)                  472,404
     42,766 La-Z-Boy, Inc. (a)                      511,481
     20,547 Ryland Group (The), Inc.                490,663
     39,909 Universal Electronics, Inc. (a)         502,454
                                              -------------
                                                  3,202,848
                                              -------------
            HOUSEHOLD PRODUCTS -- 0.4%
     19,306 Central Garden & Pet Co.,
               Class A (a)                          220,474
      6,331 WD-40 Co.                               304,205
                                              -------------
                                                    524,679
                                              -------------
            INDUSTRIAL CONGLOMERATES -- 0.2%
      7,408 Standex International Corp.             316,914
                                              -------------
            INSURANCE -- 2.8%
      4,051 AMERISAFE, Inc. (a)                     101,133
      6,525 eHealth, Inc. (a)                       119,864
     11,654 Employers Holdings, Inc.                208,374
     18,041 Horace Mann Educators Corp.             314,635
      7,291 Infinity Property & Casualty Corp.      421,493
     35,877 Meadowbrook Insurance Group,
               Inc.                                 252,574
     31,379 National Financial Partners
               Corp. (a)                            465,978
      6,301 Navigators Group (The), Inc. (a)        305,157
     42,775 Presidential Life Corp.                 594,145
      2,360 ProAssurance Corp.                      211,385
      1,541 RLI Corp.                                99,256
      5,173 Safety Insurance Group, Inc.            219,232
      6,038 Selective Insurance Group, Inc.         104,216
      6,848 Stewart Information Services Corp.      116,895
     15,111 Tower Group, Inc.                       281,669
      4,928 United Fire Group, Inc.                  96,589
                                              -------------
                                                  3,912,595
                                              -------------
            INTERNET & CATALOG RETAIL -- 0.1%
     17,289 PetMed Express, Inc.                    168,049
                                              -------------


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            INTERNET SOFTWARE & SERVICES
               -- 2.5%
     34,130 Blucora, Inc. (a)                 $     520,482
     10,474 DealerTrack Holdings, Inc. (a)          305,527
     12,650 Digital River, Inc. (a)                 225,043
      3,979 j2 Global, Inc.                         119,091
     10,268 Liquidity Services, Inc. (a)            469,453
     27,576 LivePerson, Inc. (a)                    515,671
      4,671 OpenTable, Inc. (a)                     169,838
      9,361 Perficient, Inc. (a)                    124,408
     45,408 QuinStreet, Inc. (a)                    411,851
      4,261 Stamps.com, Inc. (a)                     90,120
    124,549 United Online, Inc.                     528,088
                                              -------------
                                                  3,479,572
                                              -------------
            IT SERVICES -- 3.2%
      1,911 CACI International, Inc.,
               Class A (a)                          107,876
     17,398 Cardtronics, Inc. (a)                   539,512
     24,333 CSG Systems International,
               Inc. (a)                             428,991
      8,532 Exlservice Holdings, Inc. (a)           210,314
      6,209 Forrester Research, Inc.                177,205
     17,473 Heartland Payment Systems, Inc.         553,894
     24,705 iGATE Corp. (a)                         392,809
     10,156 MAXIMUS, Inc.                           512,878
    129,777 NCI, Inc., Class A (a)                  769,578
     26,280 TeleTech Holdings, Inc. (a)             432,569
     23,622 Virtusa Corp. (a)                       357,873
                                              -------------
                                                  4,483,499
                                              -------------
            LEISURE EQUIPMENT & PRODUCTS
               -- 0.8%
      5,751 Arctic Cat, Inc. (a)                    253,044
     14,193 Brunswick Corp.                         312,104
      6,566 JAKKS Pacific, Inc.                     105,187
      7,855 Sturm, Ruger & Co., Inc.                388,273
                                              -------------
                                                  1,058,608
                                              -------------
            LIFE SCIENCES TOOLS & SERVICES
               -- 0.6%
     22,342 Cambrex Corp. (a)                       206,217
     12,877 Luminex Corp. (a)                       220,583
     14,895 PAREXEL International Corp. (a)         409,910
                                              -------------
                                                    836,710
                                              -------------
            MACHINERY -- 3.7%
     11,611 Actuant Corp., Class A                  330,449
     16,855 Albany International Corp.,
               Class A                              301,705
     10,279 Astec Industries, Inc. (a)              300,147
     12,983 Barnes Group, Inc.                      309,774
     12,021 Briggs & Stratton Corp.                 209,646
     11,171 Cascade Corp.                           526,266
      9,251 CIRCOR International, Inc.              284,838
      8,439 EnPro Industries, Inc. (a)              290,892
      2,885 ESCO Technologies, Inc.                 103,889
      7,746 John Bean Technologies Corp.            113,479
     14,743 Kaydon Corp.                            311,077
      4,859 Lindsay Corp.                           344,503
     23,325 Lydall, Inc. (a)                        297,627
      2,468 Mueller Industries, Inc.                105,211


                        See Notes to Financial Statements                Page 45

FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND

JULY 31, 2012



SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            MACHINERY (CONTINUED)
     10,054 Robbins & Myers, Inc.             $     460,875
      2,631 Tennant Co.                             109,634
     11,474 Toro (The) Co.                          431,423
      9,459 Watts Water Technologies, Inc.,
               Class A                              318,201
                                              -------------
                                                  5,149,636
                                              -------------
            MEDIA -- 0.7%
     42,490 Digital Generation, Inc. (a)            452,943
     46,004 Harte-Hanks, Inc.                       289,825
     22,902 Live Nation Entertainment,
               Inc. (a)                             204,286
                                              -------------
                                                    947,054
                                              -------------
            METALS & MINING -- 1.8%
      9,898 A.M. Castle & Co. (a)                    72,156
     11,139 AMCOL International Corp.               341,967
     14,341 Century Aluminum Co. (a)                 87,624
     23,482 Globe Specialty Metals, Inc.            294,230
      4,127 Haynes International, Inc.              198,880
      4,056 Kaiser Aluminum Corp.                   221,214
     22,822 Materion Corp.                          447,996
     32,010 Olympic Steel, Inc.                     500,957
      4,645 RTI International Metals, Inc. (a)      104,280
     14,351 SunCoke Energy, Inc. (a)                229,616
                                              -------------
                                                  2,498,920
                                              -------------
            MULTILINE RETAIL -- 0.5%
     27,500 Fred's, Inc., Class A                   390,500
     73,510 Tuesday Morning Corp. (a)               371,961
                                              -------------
                                                    762,461
                                              -------------
            MULTI-UTILITIES -- 0.6%
     11,811 Avista Corp.                            326,928
      3,200 CH Energy Group, Inc.                   208,096
      8,593 NorthWestern Corp.                      317,340
                                              -------------
                                                    852,364
                                              -------------
            OIL, GAS & CONSUMABLE FUELS
               -- 2.6%
     31,082 Cloud Peak Energy, Inc. (a)             514,407
     25,608 Comstock Resources, Inc. (a)            414,337
     25,477 Gulfport Energy Corp. (a)               524,826
     21,435 PDC Energy, Inc. (a)                    561,597
     57,286 Penn Virginia Corp.                     383,816
     42,048 PetroQuest Energy, Inc. (a)             231,685
     20,742 Stone Energy Corp. (a)                  544,685
     28,243 Swift Energy Co. (a)                    527,862
                                              -------------
                                                  3,703,215
                                              -------------
            PAPER & FOREST PRODUCTS -- 1.4%
     14,759 Buckeye Technologies, Inc.              444,541
     12,324 Clearwater Paper Corp. (a)              434,298
     33,161 KapStone Paper & Packaging
               Corp. (a)                            557,436
      7,877 Neenah Paper, Inc.                      211,576


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            PAPER & FOREST PRODUCTS (CONTINUED)
      4,628 Schweitzer-Mauduit International,
               Inc.                           $     315,167
                                              -------------
                                                  1,963,018
                                              -------------
            PERSONAL PRODUCTS -- 0.7%
     24,347 Inter Parfums, Inc.                     395,882
     21,366 Medifast, Inc. (a)                      600,385
                                              -------------
                                                    996,267
                                              -------------
            PHARMACEUTICALS -- 1.3%
     33,329 Akorn, Inc. (a)                         455,607
      3,244 Hi-Tech Pharmacal Co., Inc. (a)         111,464
     18,329 Medicines (The) Co. (a)                 458,958
      2,909 Par Pharmaceutical Cos., Inc. (a)       145,334
      9,872 Questcor Pharmaceuticals, Inc. (a)      363,980
      7,724 Salix Pharmaceuticals Ltd. (a)          346,190
                                              -------------
                                                  1,881,533
                                              -------------
            PROFESSIONAL SERVICES -- 1.3%
     19,229 CDI Corp.                               310,740
      3,980 Exponent, Inc. (a)                      205,726
     40,712 Kelly Services, Inc., Class A           482,844
     24,949 Navigant Consulting, Inc. (a)           290,157
      6,586 On Assignment, Inc. (a)                 102,676
     34,185 Resources Connection, Inc.              385,949
      6,791 TrueBlue, Inc. (a)                      103,359
                                              -------------
                                                  1,881,451
                                              -------------
            REAL ESTATE INVESTMENT TRUSTS
               -- 2.8%
      4,535 Acadia Realty Trust                     108,568
      9,496 Colonial Properties Trust               215,084
      3,944 EastGroup Properties, Inc.              210,925
      2,557 Entertainment Properties Trust          115,474
     13,741 Extra Space Storage, Inc.               449,880
      9,936 Franklin Street Properties Corp.        103,036
     13,228 Healthcare Realty Trust, Inc.           324,880
      8,686 Kilroy Realty Corp.                     411,195
      8,692 LTC Properties, Inc.                    310,304
      1,540 Mid-America Apartment
               Communities, Inc.                    106,614
      2,147 Post Properties, Inc.                   110,893
      4,657 PS Business Parks, Inc.                 314,860
      4,904 Saul Centers, Inc.                      204,203
      4,197 Sovran Self Storage, Inc.               239,649
      6,560 Tanger Factory Outlet Centers, Inc.     211,232
     10,125 Universal Health Realty Income
               Trust                                440,843
      5,317 Urstadt Biddle Properties, Inc.,
               Class A                              100,970
                                              -------------
                                                  3,978,610
                                              -------------
            REAL ESTATE MANAGEMENT &
               DEVELOPMENT -- 0.1%
      8,206 Forestar Group, Inc. (a)                 93,384
                                              -------------


Page 46                 See Notes to Financial Statements

FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND

JULY 31, 2012


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            ROAD & RAIL -- 0.8%
     33,371 Arkansas Best Corp.               $     456,849
     14,692 Heartland Express, Inc.                 204,219
     13,148 Knight Transportation, Inc.             201,559
      7,285 Old Dominion Freight Line,
               Inc. (a)                             308,884
                                              -------------
                                                  1,171,511
                                              -------------
            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT -- 3.9%
      7,833 Advanced Energy Industries,
               Inc. (a)     96,503
     55,678 Brooks Automation, Inc.                 515,578
     17,590 Cirrus Logic, Inc. (a)                  646,784
     20,693 Cohu, Inc.                              177,960
      5,350 Cymer, Inc. (a)                         306,073
     16,801 Diodes, Inc. (a)                        318,211
     12,882 Exar Corp. (a)                           95,327
     22,061 Micrel, Inc.                            206,050
     11,370 Microsemi Corp. (a)                     220,123
     14,534 MKS Instruments, Inc.                   383,698
     10,581 Monolithic Power Systems, Inc. (a)      205,060
     13,687 Nanometrics, Inc. (a)                   207,905
     11,680 Pericom Semiconductor Corp. (a)          93,907
     48,220 Rudolph Technologies, Inc. (a)          482,200
     11,398 Standard Microsystems Corp. (a)         420,700
     76,451 TriQuint Semiconductor, Inc. (a)        431,184
     13,349 Ultratech, Inc. (a)                     424,632
      6,119 Veeco Instruments, Inc. (a)             218,509
                                              -------------
                                                  5,450,404
                                              -------------
            SOFTWARE -- 2.4%
     11,648 Bottomline Technologies, Inc. (a)       221,196
      6,362 CommVault Systems, Inc. (a)             308,684
     25,744 EPIQ Systems, Inc.                      290,650
      3,726 Interactive Intelligence Group,
               Inc. (a)                              97,174
      7,081 JDA Software Group, Inc. (a)            209,456
      6,899 Manhattan Associates, Inc. (a)          322,114
        809 MicroStrategy, Inc., Class A (a)         94,216
     18,805 Monotype Imaging Holdings,
               Inc. (a)                             276,057
      9,738 NetScout Systems, Inc. (a)              227,480
      5,037 Progress Software Corp. (a)              97,919
     10,226 Sourcefire, Inc. (a)                    522,037
     10,421 Tyler Technologies, Inc. (a)            406,628
     38,552 VASCO Data Security International,
               Inc. (a)                             356,606
                                              -------------
                                                  3,430,217
                                              -------------
            SPECIALTY RETAIL -- 6.1%
     55,619 Big 5 Sporting Goods Corp.              419,367
      2,780 Cabela's, Inc. (a)                      127,713
     10,353 Cato (The) Corp., Class A               289,884
      2,110 Children's Place Retail Stores
               (The), Inc. (a)                      107,188
     15,082 Finish Line (The), Inc., Class A        314,912
      5,243 Genesco, Inc. (a)                       347,191
      6,914 Group 1 Automotive, Inc.                371,628


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            SPECIALTY RETAIL (CONTINUED)
     47,054 Haverty Furniture Cos., Inc.      $     530,769
      7,286 Hibbett Sports, Inc. (a)                442,770
     10,848 Hot Topic, Inc.                         110,216
     46,720 Kirkland's, Inc. (a)                    505,043
     18,242 Lithia Motors, Inc., Class A            508,222
     15,555 Lumber Liquidators Holdings,
               Inc. (a)                             657,821
     18,678 Men's Wearhouse (The), Inc.             508,976
     83,098 OfficeMax, Inc. (a)                     373,110
     42,473 Pep Boys-Manny, Moe & Jack (The)        385,230
      8,330 rue21, Inc. (a)                         205,251
      5,025 Select Comfort Corp. (a)                130,700
     30,759 Sonic Automotive, Inc., Class A         526,594
     22,952 Stage Stores, Inc.                      434,711
     39,668 Stein Mart, Inc. (a)                    315,361
      9,569 Vitamin Shoppe, Inc. (a)                525,530
     13,273 Zumiez, Inc. (a)                        482,208
                                              -------------
                                                  8,620,395
                                              -------------
            TEXTILES, APPAREL & LUXURY GOODS
               -- 2.3%
     19,527 Crocs, Inc. (a)                         299,740
     29,390 Fifth & Pacific Cos., Inc. (a)          325,641
     24,069 Iconix Brand Group, Inc. (a)            426,743
      5,277 Maidenform Brands, Inc. (a)             111,239
      8,403 Movado Group, Inc.                      196,966
      7,055 Oxford Industries, Inc.                 305,058
     20,264 Perry Ellis International,
               Inc. (a)                             381,977
    225,579 Quiksilver, Inc. (a)                    651,923
      3,311 Steven Madden Ltd. (a)                  133,864
      3,627 True Religion Apparel, Inc.              95,173
      5,421 Wolverine World Wide, Inc.              240,855
                                              -------------
                                                  3,169,179
                                              -------------
            THRIFTS & MORTGAGE FINANCE -- 0.6%
     11,878 Brookline Bancorp, Inc.                  99,894
     15,819 Dime Community Bancshares, Inc.         229,376
      8,977 Northwest Bancshares, Inc.              104,582
      7,305 Oritani Financial Corp.                 102,927
     13,696 Provident Financial Services, Inc.      208,590
      6,721 ViewPoint Financial Group, Inc.         118,323
                                              -------------
                                                    863,692
                                              -------------
            TOBACCO -- 0.3%
    121,526 Alliance One International,
               Inc. (a)                             396,175
                                              -------------
            TRADING COMPANIES & DISTRIBUTORS
               -- 0.3%
      5,705 Applied Industrial Technologies,
               Inc.                                 211,998
      6,795 Kaman Corp.                             221,381
                                              -------------
                                                    433,379
                                              -------------
            WATER UTILITIES -- 0.2%
      7,968 American States Water Co.               323,899
                                              -------------


                        See Notes to Financial Statements                Page 47

FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND

JULY 31, 2012


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            WIRELESS TELECOMMUNICATION
               SERVICES -- 0.4%
      5,577 NTELOS Holdings Corp.             $     118,232
     40,871 USA Mobility, Inc.                      455,303
                                              -------------
                                                    573,535
                                              -------------
            TOTAL COMMON STOCKS -- 100.0%        140,380,065
            (Cost $138,184,273)               -------------

            MONEY MARKET FUND -- 0.1%
     74,478 Morgan Stanley Institutional
               Treasury Money Market
               Fund - 0.03% (b)                      74,478
            (Cost $74,478)                    -------------

            TOTAL INVESTMENTS -- 100.1%         140,454,543
            (Cost $138,258,751) (c)
            NET OTHER ASSETS AND
               LIABILITIES -- (0.1)%                (70,950)
                                              -------------
            NET ASSETS -- 100.0%              $ 140,383,593
                                              =============

(a) Non-income producing security.

(b) Interest rate shown reflects yield as of July 31, 2012. (c) Aggregate cost for federal income tax purposes is $139,788,448. As of July 31, 2012, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $11,952,697 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $11,286,602.

------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2012 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs


INVESTMENTS              LEVEL 1      LEVEL 2       LEVEL 3
------------------------------------------------------------
Common Stocks*        $140,380,065    $    --       $    --
Money Market Fund           74,478         --            --
                      --------------------------------------
Total Investments     $140,454,543    $    --       $    --
                      ======================================

* See Portfolio of Investments for industry breakout.

There were no transfers between levels at July 31, 2012.


Page 48                 See Notes to Financial Statements

FIRST TRUST LARGE CAP VALUE ALPHADEX(R) FUND

PORTFOLIO OF INVESTMENTS
JULY 31, 2012


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS -- 100.0%
            AEROSPACE & DEFENSE -- 2.6%
     23,014 General Dynamics Corp.            $   1,460,008
     27,369 L-3 Communications Holdings, Inc.     1,940,189
     30,456 Northrop Grumman Corp.                2,016,187
      2,307 Precision Castparts Corp.               358,877
      7,690 Rockwell Collins, Inc.                  388,883
      5,024 United Technologies Corp.               373,987
                                              -------------
                                                  6,538,131
                                              -------------
            AIR FREIGHT & LOGISTICS -- 0.6%
     16,571 FedEx Corp.                           1,496,361
                                              -------------
            AIRLINES -- 0.5%
    126,428 Southwest Airlines Co.                1,161,873
                                              -------------
            AUTO COMPONENTS -- 1.0%
     17,772 BorgWarner, Inc. (a)                  1,192,501
     54,785 Johnson Controls, Inc.                1,350,450
                                              -------------
                                                  2,542,951
                                              -------------
            AUTOMOBILES -- 0.8%
    202,582 Ford Motor Co.                        1,871,858
                                              -------------
            BEVERAGES -- 1.4%
     41,572 Coca-Cola Enterprises, Inc.           1,218,891
     28,051 Constellation Brands, Inc.,
               Class A (a)                          791,319
     36,484 Molson Coors Brewing Co., Class B     1,544,003
                                              -------------
                                                  3,554,213
                                              -------------
            CAPITAL MARKETS -- 2.4%
      7,263 Ameriprise Financial, Inc.              375,642
     53,105 Bank of New York Mellon (The)
               Corp.                              1,130,075
    144,982 E*TRADE Financial Corp. (a)           1,106,213
     17,369 Federated Investors, Inc., Class B      349,291
      7,918 Goldman Sachs Group (The), Inc.         798,926
     16,794 Invesco Ltd.                            371,651
     28,783 Legg Mason, Inc.                        705,759
     52,023 Morgan Stanley                          710,634
      8,502 State Street Corp.                      343,311
                                              -------------
                                                  5,891,502
                                              -------------
            CHEMICALS -- 1.1%
      4,700 Air Products and Chemicals, Inc.        378,021
     24,096 Dow Chemical (The) Co.                  693,483
     27,721 Mosaic (The) Co.                      1,610,867
                                              -------------
                                                  2,682,371
                                              -------------
            COMMERCIAL BANKS -- 2.5%
     56,644 Fifth Third Bancorp                     782,820
    182,134 Huntington Bancshares, Inc.           1,131,963
    150,601 KeyCorp                               1,201,796
      4,597 M&T Bank Corp.                          394,606
     19,076 PNC Financial Services Group, Inc.    1,127,392
     11,350 Wells Fargo & Co.                       383,743
     60,024 Zions Bancorporation                  1,092,437
                                              -------------
                                                  6,114,757
                                              -------------


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMERCIAL SERVICES & SUPPLIES
               -- 1.6%
     27,762 Avery Dennison Corp.              $     854,792
      9,829 Cintas Corp.                            389,523
     25,352 Pitney Bowes, Inc.                      338,703
     32,245 R.R. Donnelley & Sons Co.               390,809
     44,054 Republic Services, Inc.               1,274,482
     22,726 Waste Management, Inc.                  781,775
                                              -------------
                                                  4,030,084
                                              -------------
            COMMUNICATIONS EQUIPMENT -- 0.4%
     67,889 Cisco Systems, Inc.                   1,082,830
                                              -------------
            COMPUTERS & PERIPHERALS -- 2.8%
    121,251 Dell, Inc. (a)                        1,440,462
     96,607 Hewlett-Packard Co.                   1,762,112
     73,092 Lexmark International, Inc.,
               Class A                            1,278,379
     63,739 Western Digital Corp. (a)             2,534,900
                                              -------------
                                                  7,015,853
                                              -------------
            CONSTRUCTION & ENGINEERING -- 0.9%
     15,385 Fluor Corp.                             762,788
     30,789 Jacobs Engineering Group, Inc. (a)    1,187,532
     15,766 Quanta Services, Inc. (a)               362,460
                                              -------------
                                                  2,312,780
                                              -------------
            CONSUMER FINANCE -- 0.8%
     21,326 Capital One Financial Corp.           1,204,706
     21,950 Discover Financial Services             789,322
                                              -------------
                                                  1,994,028
                                              -------------
            CONTAINERS & PACKAGING -- 0.6%
     24,219 Bemis Co., Inc.                         744,735
     49,161 Sealed Air Corp.                        796,408
                                              -------------
                                                  1,541,143
                                              -------------
            DIVERSIFIED CONSUMER SERVICES
               -- 0.2%
     23,749 H&R Block, Inc.                         383,071
                                              -------------
            DIVERSIFIED FINANCIAL SERVICES
               -- 3.8%
     55,383 Citigroup, Inc.                       1,502,541
     28,308 CME Group, Inc.                       1,475,130
     42,488 JPMorgan Chase & Co.                  1,529,568
     71,370 Leucadia National Corp.               1,547,302
     10,383 Moody's Corp.                           420,823
     66,965 NASDAQ OMX Group (The), Inc.          1,520,105
     59,346 NYSE Euronext                         1,512,136
                                              -------------
                                                  9,507,605
                                              -------------
            DIVERSIFIED TELECOMMUNICATION
               SERVICES -- 1.1%
     29,517 CenturyLink, Inc.                     1,226,136
    396,362 Frontier Communications Corp.         1,553,739
                                              -------------
                                                  2,779,875
                                              -------------


                        See Notes to Financial Statements                Page 49

FIRST TRUST LARGE CAP VALUE ALPHADEX(R) FUND

JULY 31, 2012


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            ELECTRIC UTILITIES -- 4.5%
     38,047 American Electric Power Co., Inc. $   1,607,105
     10,974 Duke Energy Corp.                       743,818
      8,214 Edison International                    379,322
     22,361 Entergy Corp.                         1,624,974
     20,176 Exelon Corp.                            789,285
     15,430 FirstEnergy Corp.                       774,895
      9,778 Northeast Utilities                     389,947
     59,564 Pepco Holdings, Inc.                  1,188,897
     22,529 Pinnacle West Capital Corp.           1,206,203
     54,587 PPL Corp.                             1,577,564
     26,717 Xcel Energy, Inc.                       782,808
                                              -------------
                                                 11,064,818
                                              -------------
            ELECTRICAL EQUIPMENT -- 0.2%
      8,148 Emerson Electric Co.                    389,230
                                              -------------
            ELECTRONIC EQUIPMENT, INSTRUMENTS
               & COMPONENTS -- 3.3%
    150,252 Corning, Inc.                         1,714,375
     77,850 FLIR Systems, Inc.                    1,592,033
     74,672 Jabil Circuit, Inc.                   1,620,382
     63,412 Molex, Inc.                           1,592,909
     47,574 TE Connectivity Ltd.                  1,570,418
                                              -------------
                                                  8,090,117
                                              -------------
            ENERGY EQUIPMENT & SERVICES
               -- 4.3%
     47,268 Baker Hughes, Inc.                    2,189,454
     68,431 Halliburton Co.                       2,267,119
    134,913 Nabors Industries Ltd. (a)            1,867,196
     23,558 National Oilwell Varco, Inc.          1,703,243
     46,667 Noble Corp.                           1,726,679
     23,478 Rowan Cos. plc, Class A (a)             824,782
                                              -------------
                                                 10,578,473
                                              -------------
            FOOD & STAPLES RETAILING -- 1.9%
      8,122 CVS Caremark Corp.                      367,521
     16,366 Kroger (The) Co.                        362,834
     83,640 Safeway, Inc.                         1,300,602
     12,732 Sysco Corp.                             374,194
     65,679 Walgreen Co.                          2,388,088
                                              -------------
                                                  4,793,239
                                              -------------
            FOOD PRODUCTS -- 1.5%
     39,488 Archer-Daniels-Midland Co.            1,030,242
     11,369 Campbell Soup Co.                       376,428
     29,273 ConAgra Foods, Inc.                     722,750
    103,174 Tyson Foods, Inc., Class A            1,548,642
                                              -------------
                                                  3,678,062
                                              -------------
            GAS UTILITIES -- 0.2%
      9,793 AGL Resources, Inc.                     396,617
                                              -------------


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            HEALTH CARE EQUIPMENT & SUPPLIES
               -- 1.7%
    267,737 Boston Scientific Corp. (a)       $   1,384,200
     14,779 CareFusion Corp. (a)                    360,755
     21,788 Covidien PLC                          1,217,514
     30,097 Medtronic, Inc.                       1,186,424
                                              -------------
                                                  4,148,893
                                              -------------
            HEALTH CARE PROVIDERS & SERVICES
               -- 3.4%
     50,109 Aetna, Inc.                           1,806,931
      9,037 Cardinal Health, Inc.                   389,404
     17,251 Cigna Corp.                             694,870
     61,113 Coventry Health Care, Inc.            2,036,896
     19,604 Humana, Inc.                          1,207,607
    144,854 Tenet Healthcare Corp. (a)              669,226
     30,456 WellPoint, Inc.                       1,623,000
                                              -------------
                                                  8,427,934
                                              -------------
            HOTELS, RESTAURANTS & LEISURE
               -- 0.6%
     34,014 Carnival Corp.                        1,131,986
     24,096 International Game Technology           272,767
                                              -------------
                                                  1,404,753
                                              -------------
            HOUSEHOLD DURABLES -- 1.5%
     49,059 Harman International Industries,
               Inc.                               1,979,530
     24,821 Whirlpool Corp.                       1,676,907
                                              -------------
                                                  3,656,437
                                              -------------
            INDEPENDENT POWER PRODUCERS &
               ENERGY TRADERS -- 1.1%
     90,855 AES (The) Corp. (a)                   1,095,711
     87,446 NRG Energy, Inc.                      1,733,180
                                              -------------
                                                  2,828,891
                                              -------------
            INDUSTRIAL CONGLOMERATES -- 1.0%
      8,472 3M Co.                                  772,900
     18,212 General Electric Co.                    377,899
     22,057 Tyco International Ltd.               1,211,812
                                              -------------
                                                  2,362,611
                                              -------------
            INSURANCE -- 3.5%
     10,240 ACE Ltd.                                752,640
     60,541 American International Group,
               Inc. (a)                           1,893,117
     43,572 Assurant, Inc.                        1,577,742
     66,117 Hartford Financial Services Group
               (The), Inc.                        1,087,625
     49,207 MetLife, Inc.                         1,514,099
     28,938 Principal Financial Group, Inc.         740,523
      7,835 Prudential Financial, Inc.              378,274
     15,016 Torchmark Corp.                         747,046
                                              -------------
                                                  8,691,066
                                              -------------


Page 50                 See Notes to Financial Statements

FIRST TRUST LARGE CAP VALUE ALPHADEX(R) FUND

JULY 31, 2012


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            INTERNET SOFTWARE & SERVICES
               -- 0.5%
     73,637 Yahoo!, Inc. (a)                  $   1,166,410
                                              -------------
            IT SERVICES -- 0.9%
     22,271 Fidelity National Information
               Services, Inc.                       700,200
     31,719 Total System Services, Inc.             750,154
     45,073 Western Union Co.                       785,623
                                              -------------
                                                  2,235,977
                                              -------------
            LEISURE EQUIPMENT & PRODUCTS
               -- 0.5%
     34,415 Hasbro, Inc.                          1,232,745
                                              -------------
            LIFE SCIENCES TOOLS & SERVICES
               -- 0.8%
     29,705 Agilent Technologies, Inc.            1,137,404
     14,622 Thermo Fisher Scientific, Inc.          814,007
                                              -------------
                                                  1,951,411
                                              -------------
            MACHINERY -- 4.3%
      8,939 Caterpillar, Inc.                       752,753
     15,665 Cummins, Inc.                         1,502,274
     28,317 Dover Corp.                           1,542,427
     38,305 Eaton Corp.                           1,679,291
     22,040 Illinois Tool Works, Inc.             1,197,654
     29,744 PACCAR, Inc.                          1,190,057
     19,746 Parker Hannifin Corp.                 1,585,999
     11,794 Stanley Black & Decker, Inc.            788,901
     15,077 Xylem, Inc.                             361,546
                                              -------------
                                                 10,600,902
                                              -------------
            MEDIA -- 2.7%
     11,577 CBS Corp., Class B                      387,366
     23,742 Comcast Corp., Class A                  772,802
    131,892 Gannett Co., Inc.                     1,860,996
     69,958 Interpublic Group of Cos. (The),
               Inc.                                 690,486
     17,026 News Corp., Class A                     391,939
     30,277 Time Warner, Inc.                     1,184,436
      7,826 Walt Disney (The) Co.                   384,570
      3,118 Washington Post (The) Co., Class B    1,055,443
                                              -------------
                                                  6,728,038
                                              -------------
            METALS & MINING -- 3.1%
    173,493 Alcoa, Inc.                           1,469,486
     36,552 Allegheny Technologies, Inc.          1,097,656
     57,023 Freeport-McMoRan Copper &
               Gold, Inc.                         1,919,964
     30,756 Nucor Corp.                           1,205,635
     67,112 Titanium Metals Corp.                   782,526
     56,584 United States Steel Corp.             1,168,460
                                              -------------
                                                  7,643,727
                                              -------------


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            MULTILINE RETAIL -- 1.3%
     42,707 Kohl's Corp.                      $   2,123,392
     33,934 Macy's, Inc.                          1,216,195
                                              -------------
                                                  3,339,587
                                              -------------
            MULTI-UTILITIES -- 4.5%
     11,316 Ameren Corp.                            387,120
     56,395 CenterPoint Energy, Inc.              1,187,679
     32,298 CMS Energy Corp.                        796,469
      6,102 Consolidated Edison, Inc.               393,579
     19,646 DTE Energy Co.                        1,205,675
      6,673 Integrys Energy Group, Inc.             403,983
     30,669 NiSource, Inc.                          784,820
     25,750 PG&E Corp.                            1,188,620
     46,711 Public Service Enterprise Group,
               Inc.                               1,552,674
     15,866 SCANA Corp.                             780,131
     16,923 Sempra Energy                         1,191,548
     64,543 TECO Energy, Inc.                     1,174,037
                                              -------------
                                                 11,046,335
                                              -------------
            OFFICE ELECTRONICS -- 0.7%
    246,856 Xerox Corp.                           1,710,712
                                              -------------
            OIL, GAS & CONSUMABLE FUELS --
               14.3%
     22,104 Apache Corp.                          1,903,596
    104,451 Chesapeake Energy Corp.               1,965,768
     18,414 Chevron Corp.                         2,017,806
     34,766 ConocoPhillips                        1,892,661
     50,201 CONSOL Energy, Inc.                   1,454,825
    128,574 Denbury Resources, Inc. (a)           1,944,039
     33,502 Devon Energy Corp.                    1,980,638
     17,740 Exxon Mobil Corp.                     1,540,719
     44,713 Hess Corp.                            2,108,665
     75,978 Marathon Oil Corp.                    2,011,138
     43,249 Marathon Petroleum Corp.              2,045,678
     38,632 Murphy Oil Corp.                      2,072,993
     66,283 Newfield Exploration Co. (a)          2,023,620
      8,948 Noble Energy, Inc.                      782,324
     22,650 Occidental Petroleum Corp.            1,971,229
     50,652 QEP Resources, Inc.                   1,521,080
     13,060 Spectra Energy Corp.                    400,811
     77,836 Tesoro Corp. (a)                      2,152,165
     80,446 Valero Energy Corp.                   2,212,265
     93,824 WPX Energy, Inc. (a)                  1,496,493
                                              -------------
                                                 35,498,513
                                              -------------
            PAPER & FOREST PRODUCTS -- 1.0%
     52,511 International Paper Co.               1,722,886
     26,401 MeadWestvaco Corp.                      749,788
                                              -------------
                                                  2,472,674
                                              -------------
            PHARMACEUTICALS -- 1.4%
     27,166 Eli Lilly & Co.                       1,196,119
     55,524 Forest Laboratories, Inc. (a)         1,862,830
     16,500 Pfizer, Inc.                            396,660
                                              -------------
                                                  3,455,609
                                              -------------


                        See Notes to Financial Statements                Page 51

FIRST TRUST LARGE CAP VALUE ALPHADEX(R) FUND

JULY 31, 2012


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            ROAD & RAIL -- 1.5%
     33,946 CSX Corp.                         $     778,721
     16,242 Norfolk Southern Corp.                1,202,720
     42,156 Ryder System, Inc.                    1,662,633
                                              -------------
                                                  3,644,074
                                              -------------
            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT -- 3.4%
     10,075 Analog Devices, Inc.                    393,731
    132,466 Applied Materials, Inc.               1,442,555
     72,900 Intel Corp.                           1,873,530
    240,581 Micron Technology, Inc. (a)           1,494,008
     54,923 NVIDIA Corp. (a)                        743,657
    138,177 Teradyne, Inc. (a)                    2,032,584
     13,229 Texas Instruments, Inc.                 360,358
                                              -------------
                                                  8,340,423
                                              -------------
            SOFTWARE -- 1.6%
     28,019 CA, Inc.                                674,417
     38,105 Microsoft Corp.                       1,122,954
    132,974 Symantec Corp. (a)                    2,094,341
                                              -------------
                                                  3,891,712
                                              -------------
            SPECIALTY RETAIL -- 2.2%
     22,234 Abercrombie & Fitch Co., Class A        751,509
     14,631 CarMax, Inc. (a)                        407,181
    105,815 GameStop Corp., Class A               1,695,156
     13,871 Gap (The), Inc.                         409,056
     13,344 Lowe's Cos., Inc.                       338,537
    148,871 Staples, Inc.                         1,896,617
                                              -------------
                                                  5,498,056
                                              -------------
            WIRELESS TELECOMMUNICATION
               SERVICES -- 1.5%
    321,117 MetroPCS Communications, Inc. (a)     2,812,985
    232,832 Sprint Nextel Corp. (a)               1,015,147
                                              -------------
                                                  3,828,132
                                              -------------
            TOTAL COMMON STOCKS -- 100.0%       247,297,464
            (Cost $248,554,936)               -------------

            MONEY MARKET FUND -- 0.0%
     96,655 Morgan Stanley Institutional
               Treasury Money Market
               Fund - 0.03% (b)                      96,655
            (Cost $96,655)                    -------------

            TOTAL INVESTMENTS -- 100.0%         247,394,119
            (Cost $248,651,591) (c)           -------------
            NET OTHER ASSETS AND
               LIABILITIES -- 0.0%                  (23,836)
                                              -------------
            NET ASSETS -- 100.0%              $ 247,370,283
                                              -------------


(a) Non-income producing security.

(b) Interest rate shown reflects yield as of July 31, 2012. (c) Aggregate cost for federal income tax purposes is $255,024,584. As of July 31, 2012, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $10,016,941 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $17,647,406.


------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2012 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs


INVESTMENTS              LEVEL 1      LEVEL 2       LEVEL 3
------------------------------------------------------------
Common Stocks*        $247,297,464    $    --       $    --
Money Market Fund           96,655         --            --
                      --------------------------------------
Total Investments     $247,394,119    $    --       $    --
                      ======================================

* See Portfolio of Investments for industry breakout.

There were no transfers between levels at July 31, 2012.




Page 52                 See Notes to Financial Statements

FIRST TRUST LARGE CAP GROWTH ALPHADEX(R) FUND

PORTFOLIO OF INVESTMENTS
JULY 31, 2012


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS -- 100.0%
            AEROSPACE & DEFENSE -- 2.0%
     10,582 Boeing (The) Co.                  $     782,115
      4,694 Honeywell International, Inc.           272,487
      6,208 Lockheed Martin Corp.                   554,188
     19,104 Raytheon Co.                          1,059,890
                                              -------------
                                                  2,668,680
                                              -------------
            AIR FREIGHT & LOGISTICS -- 0.4%
      6,863 United Parcel Service, Inc.,
               Class B                              518,911
                                              -------------
            AUTOMOBILES -- 0.6%
     17,194 Harley-Davidson, Inc.                   743,297
                                              -------------
            BEVERAGES -- 3.9%
     11,163 Brown-Forman Corp., Class B           1,044,410
     13,827 Coca-Cola (The) Co.                   1,117,222
     17,972 Dr. Pepper Snapple Group, Inc.          819,164
     18,980 Monster Beverage Corp. (a)            1,261,600
     11,127 PepsiCo, Inc.                           809,267
                                              -------------
                                                  5,051,663
                                              -------------
            BIOTECHNOLOGY -- 3.5%
     13,609 Alexion Pharmaceuticals, Inc. (a)     1,426,904
     10,765 Amgen, Inc.                             889,189
      7,488 Biogen Idec, Inc. (a)                 1,091,975
     21,083 Gilead Sciences, Inc. (a)             1,145,439
                                              -------------
                                                  4,553,507
                                              -------------
            BUILDING PRODUCTS -- 0.9%
     97,433 Masco Corp.                           1,172,119
                                              -------------
            CAPITAL MARKETS -- 0.2%
      4,163 T. Rowe Price Group, Inc.               252,902
                                              -------------
            CHEMICALS -- 8.7%
      9,359 Airgas, Inc.                            742,356
      6,975 CF Industries Holdings, Inc.          1,365,426
     15,548 E.I. du Pont de Nemours & Co.           772,736
     26,829 Eastman Chemical Co.                  1,402,620
     19,720 Ecolab, Inc.                          1,290,674
     20,215 FMC Corp.                             1,105,760
     13,060 Monsanto Co.                          1,118,197
     12,735 PPG Industries, Inc.                  1,393,973
      2,410 Praxair, Inc.                           250,062
     10,211 Sherwin-Williams (The) Co.            1,371,848
      7,312 Sigma-Aldrich Corp.                     505,990
                                              -------------
                                                 11,319,642
                                              -------------
            COMMERCIAL SERVICES & SUPPLIES
               -- 1.0%
     16,400 Iron Mountain, Inc.                     528,244
      8,577 Stericycle, Inc. (a)                    796,375
                                              -------------
                                                  1,324,619
                                              -------------
            COMPUTERS & PERIPHERALS -- 2.6%
      2,314 Apple, Inc. (a)                       1,413,299
     10,226 EMC Corp. (a)                           268,023


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMPUTERS & PERIPHERALS
               (CONTINUED)
     54,646 Seagate Technology PLC            $   1,640,473
                                              -------------
                                                  3,321,795
                                              -------------
            CONSUMER FINANCE -- 0.6%
     13,507 American Express Co.                    779,489
                                              -------------
            CONTAINERS & PACKAGING -- 0.8%
     26,337 Ball Corp.                            1,094,566
                                              -------------
            DISTRIBUTORS -- 0.4%
      8,972 Genuine Parts Co.                       574,477
                                              -------------
            DIVERSIFIED FINANCIAL SERVICES
               -- 0.4%
      3,975 IntercontinentalExchange, Inc. (a)      521,600
                                              -------------
            DIVERSIFIED TELECOMMUNICATION
               SERVICES -- 1.1%
     30,409 Verizon Communications, Inc.          1,372,662
                                              -------------
            ELECTRIC UTILITIES -- 0.9%
     15,712 NextEra Energy, Inc.                  1,113,981
                                              -------------
            ELECTRICAL EQUIPMENT -- 1.5%
     15,857 Cooper Industries PLC                 1,139,801
      7,976 Roper Industries, Inc.                  793,213
                                              -------------
                                                  1,933,014
                                              -------------
            ELECTRONIC EQUIPMENT, INSTRUMENTS
               & COMPONENTS -- 0.2%
      4,772 Amphenol Corp., Class A                 280,975
                                              -------------
            FOOD & STAPLES RETAILING -- 3.2%
     14,225 Costco Wholesale Corp.                1,368,160
     19,383 Wal-Mart Stores, Inc.                 1,442,677
     14,177 Whole Foods Market, Inc.              1,301,165
                                              -------------
                                                  4,112,002
                                              -------------
            FOOD PRODUCTS -- 4.3%
      6,800 General Mills, Inc.                     263,160
      9,940 H. J. Heinz Co.                         548,787
     15,009 Hershey (The) Co.                     1,076,746
     17,770 Hormel Foods Corp.                      495,961
      3,470 J.M. Smucker (The) Co.                  266,496
     20,359 Kraft Foods, Inc., Class A              808,456
     22,282 McCormick & Co., Inc.                 1,356,528
      9,766 Mead Johnson Nutrition Co.              712,527
                                              -------------
                                                  5,528,661
                                              -------------
            GAS UTILITIES -- 0.9%
     25,552 ONEOK, Inc.                           1,137,320
                                              -------------
            HEALTH CARE EQUIPMENT & SUPPLIES
               -- 2.9%
      5,031 C. R. Bard, Inc.                        489,315
     14,297 DENTSPLY International, Inc.            519,553
     13,082 Edwards Lifesciences Corp. (a)        1,323,898


                        See Notes to Financial Statements                Page 53

FIRST TRUST LARGE CAP GROWTH ALPHADEX(R) FUND

JULY 31, 2012


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            HEALTH CARE EQUIPMENT & SUPPLIES
               (CONTINUED)
      1,952 Intuitive Surgical, Inc. (a)      $     939,888
      4,757 Stryker Corp.                           247,507
      4,072 Zimmer Holdings, Inc.                   239,963
                                              -------------
                                                  3,760,124
                                              -------------
            HEALTH CARE PROVIDERS & SERVICES
               -- 3.8%
     13,760 DaVita, Inc. (a)                      1,354,259
     19,364 Express Scripts Holding Co. (a)       1,121,950
      5,837 Laboratory Corp. of America
               Holdings (a)                         490,834
     22,810 Patterson Cos., Inc.                    777,821
      4,375 Quest Diagnostics, Inc.                 255,631
     18,481 UnitedHealth Group, Inc.                944,194
                                              -------------
                                                  4,944,689
                                              -------------
            HEALTH CARE TECHNOLOGY -- 0.9%
     16,349 Cerner Corp. (a)                      1,208,518
                                              -------------
            HOTELS, RESTAURANTS & LEISURE
               -- 3.1%
      1,423 Chipotle Mexican Grill, Inc. (a)        415,986
     15,530 Darden Restaurants, Inc.                794,825
     27,580 Marriott International, Inc.,
               Class A                            1,004,464
     14,746 Starbucks Corp.                         667,699
     10,192 Starwood Hotels & Resorts
               Worldwide, Inc.                      551,897
      8,391 Yum! Brands, Inc.                       544,072
                                              -------------
                                                  3,978,943
                                              -------------
            HOUSEHOLD DURABLES -- 1.1%
    126,299 PulteGroup, Inc. (a)                  1,427,179
                                              -------------
            HOUSEHOLD PRODUCTS -- 1.9%
      7,460 Clorox (The) Co.                        542,417
      7,553 Colgate-Palmolive Co.                   810,890
     12,906 Kimberly-Clark Corp.                  1,121,660
                                              -------------
                                                  2,474,967
                                              -------------
            INDUSTRIAL CONGLOMERATES -- 0.4%
     10,379 Danaher Corp.                           548,115
                                              -------------
            INSURANCE -- 1.4%
      6,154 Aflac, Inc.                             269,422
      5,603 Aon PLC                                 275,668
      7,423 Chubb (The) Corp.                       539,578
     12,316 Travelers (The) Cos., Inc.              771,597
                                              -------------
                                                  1,856,265
                                              -------------
            INTERNET & CATALOG RETAIL -- 2.6%
      5,918 Amazon.com, Inc. (a)                  1,380,669
     16,357 Expedia, Inc.                           932,186
      1,627 Priceline.com, Inc. (a)               1,076,651
                                              -------------
                                                  3,389,506
                                              -------------


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            INTERNET SOFTWARE & SERVICES
               -- 2.4%
     32,168 eBay, Inc. (a)                    $   1,425,042
        452 Google, Inc., Class A (a)               286,103
     31,017 Verisign, Inc. (a)                    1,377,775
                                              -------------
                                                  3,088,920
                                              -------------
            IT SERVICES -- 4.5%
     13,085 Accenture PLC, Class A                  789,026
      4,709 Automatic Data Processing, Inc.         266,294
     10,887 Fiserv, Inc. (a)                        763,505
      1,340 International Business Machines
               Corp.                                262,613
      2,514 MasterCard, Inc., Class A             1,097,537
      8,344 Paychex, Inc.                           272,765
     18,767 Teradata Corp. (a)                    1,269,025
      8,745 Visa, Inc., Class A                   1,128,717
                                              -------------
                                                  5,849,482
                                              -------------
            LEISURE EQUIPMENT & PRODUCTS
               -- 0.4%
     16,663 Mattel, Inc.                            586,038
                                              -------------
            LIFE SCIENCES TOOLS & SERVICES
               -- 0.2%
      5,826 Life Technologies Corp. (a)             255,645
                                              -------------
            MACHINERY -- 2.3%
      9,723 Deere & Co.                             746,921
      9,422 Flowserve Corp.                       1,130,452
     17,367 Snap-on, Inc.                         1,177,135
                                              -------------
                                                  3,054,508
                                              -------------
            MEDIA -- 3.8%
     16,105 DIRECTV, Class A (a)                    799,774
     25,026 Discovery Communications, Inc.,
               Class A (a)                        1,267,066
     16,178 Omnicom Group, Inc.                     811,812
     19,014 Scripps Networks Interactive,
               Class A                            1,023,904
      9,577 Time Warner Cable, Inc.                 813,375
      5,574 Viacom, Inc., Class B                   260,362
                                              -------------
                                                  4,976,293
                                              -------------
            MULTILINE RETAIL -- 3.2%
     26,504 Big Lots, Inc. (a)                    1,073,677
     20,328 Family Dollar Stores, Inc.            1,343,274
     10,879 Nordstrom, Inc.                         588,989
     18,579 Target Corp.                          1,126,817
                                              -------------
                                                  4,132,757
                                              -------------
            MULTI-UTILITIES -- 0.2%
      4,854 Dominion Resources, Inc.                263,621
                                              -------------


Page 54                 See Notes to Financial Statements

FIRST TRUST LARGE CAP GROWTH ALPHADEX(R) FUND

JULY 31, 2012


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            OIL, GAS & CONSUMABLE FUELS
               -- 1.5%
     19,956 Cabot Oil & Gas Corp.             $     841,944
     10,079 EQT Corp.                               568,455
      8,737 Range Resources Corp.                   546,936
                                              -------------
                                                  1,957,335
                                              -------------
            PHARMACEUTICALS -- 4.2%
     12,196 Abbott Laboratories                     808,717
      2,831 Allergan, Inc.                          232,340
     15,036 Bristol-Myers Squibb Co.                535,282
      3,879 Johnson & Johnson                       268,504
     12,948 Merck & Co., Inc.                       571,913
     12,264 Mylan, Inc. (a)                         282,440
     11,459 Perrigo Co.                           1,306,555
     18,265 Watson Pharmaceuticals, Inc. (a)      1,421,565
                                              -------------
                                                  5,427,316
                                              -------------
            PROFESSIONAL SERVICES -- 1.4%
     23,200 Equifax, Inc.                         1,086,688
     27,521 Robert Half International, Inc.         743,342
                                              -------------
                                                  1,830,030
                                              -------------
            REAL ESTATE INVESTMENT TRUSTS
               -- 6.5%
     19,331 American Tower Corp.                  1,397,825
     19,998 Apartment Investment &
               Management Co., Class A              548,545
      1,852 AvalonBay Communities, Inc.             272,411
      4,988 Boston Properties, Inc.                 553,169
      4,203 Equity Residential                      266,092
     24,487 HCP, Inc.                             1,156,031
     13,487 Health Care REIT, Inc.                  839,296
      7,887 Prologis, Inc.                          254,987
      3,743 Public Storage                          557,520
      6,945 Simon Property Group, Inc.            1,114,603
     21,410 Ventas, Inc.                          1,439,822
                                              -------------
                                                  8,400,301
                                              -------------
            ROAD & RAIL -- 0.9%
      9,061 Union Pacific Corp.                   1,110,969
                                              -------------
            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT -- 0.2%
      5,322 KLA-Tencor Corp.                        270,943
                                              -------------
            SOFTWARE -- 2.7%
      8,097 Adobe Systems, Inc. (a)                 250,035
      6,141 BMC Software, Inc. (a)                  243,184
     12,880 Citrix Systems, Inc. (a)                936,118
      9,108 Intuit, Inc.                            528,446
      8,825 Oracle Corp.                            266,515
     19,142 Red Hat, Inc. (a)                     1,027,160
      1,896 Salesforce.com, Inc. (a)                235,787
                                              -------------
                                                  3,487,245
                                              -------------


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            SPECIALTY RETAIL -- 5.1%
      2,141 AutoZone, Inc. (a)                $     803,367
      8,747 Bed Bath & Beyond, Inc. (a)             533,130
     25,503 Home Depot (The), Inc.                1,330,747
      6,162 Limited Brands, Inc.                    293,003
      6,453 O'Reilly Automotive, Inc. (a)           553,280
     21,633 Ross Stores, Inc.                     1,437,297
     31,479 TJX (The) Cos., Inc.                  1,393,890
      9,499 Urban Outfitters, Inc. (a)              290,194
                                              -------------
                                                  6,634,908
                                              -------------
            TEXTILES, APPAREL & LUXURY GOODS
               -- 0.9%
      1,871 Ralph Lauren Corp.                      270,060
      5,892 VF Corp.                                879,676
                                              -------------
                                                  1,149,736
                                              -------------
            TOBACCO -- 2.1%
     22,757 Altria Group, Inc.                      818,569
      4,097 Lorillard, Inc.                         527,038
      9,011 Philip Morris International, Inc.       823,966
     12,047 Reynolds American, Inc.                 557,415
                                              -------------
                                                  2,726,988
                                              -------------
            TRADING COMPANIES & DISTRIBUTORS
               -- 0.4%
      2,827 W.W. Grainger, Inc.                     579,054
                                              -------------
            WIRELESS TELECOMMUNICATION
               SERVICES -- 0.9%
     18,430 Crown Castle International
               Corp. (a)  1,140,448
                                              -------------
            TOTAL INVESTMENTS -- 100.0%         129,886,725
            (Cost $118,284,929) (b)
            NET OTHER ASSETS AND
               LIABILITIES -- 0.0%                  (23,084)
                                              -------------
            NET ASSETS -- 100.0%              $ 129,863,641
                                              -------------


(a) Non-income producing security.

(b) Aggregate cost for federal income tax purposes is $118,501,600. As of July 31, 2012, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $12,426,063 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,040,938.


                        See Notes to Financial Statements                Page 55

FIRST TRUST LARGE CAP GROWTH ALPHADEX(R) FUND

JULY 31, 2012


------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2012 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs


INVESTMENTS              LEVEL 1      LEVEL 2       LEVEL 3
------------------------------------------------------------
Common Stocks*        $129,886,725    $    --       $    --
                      ======================================

* See Portfolio of Investments for industry breakout.

There were no transfers between levels at July 31, 2012.


Page 56                 See Notes to Financial Statements

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND

PORTFOLIO OF INVESTMENTS
JULY 31, 2012


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS -- 100.1%
            AEROSPACE & DEFENSE -- 2.6%
      4,465 AAR Corp.                         $      63,448
      2,783 Alliant Techsystems, Inc.               128,908
      2,347 Ceradyne, Inc.                           51,634
      1,939 Curtiss-Wright Corp.                     58,112
      1,354 Esterline Technologies Corp. (a)         79,507
     14,274 Exelis, Inc.                            134,176
      2,250 General Dynamics Corp.                  142,740
      2,675 L-3 Communications Holdings, Inc.       189,631
      1,143 Moog, Inc., Class A (a)                  41,594
      2,977 Northrop Grumman Corp.                  197,077
      4,659 Orbital Sciences Corp. (a)               61,033
        226 Precision Castparts Corp.                35,156
        752 Rockwell Collins, Inc.                   38,029
        491 United Technologies Corp.                36,550
                                              -------------
                                                  1,257,595
                                              -------------
            AIR FREIGHT & LOGISTICS -- 0.4%
      1,620 FedEx Corp.                             146,286
      1,927 UTi Worldwide, Inc.                      25,533
                                              -------------
                                                    171,819
                                              -------------
            AIRLINES -- 0.6%
     21,244 JetBlue Airways Corp. (a)               117,054
      9,218 SkyWest, Inc.                            64,526
     12,357 Southwest Airlines Co.                  113,561
                                              -------------
                                                    295,141
                                              -------------
            AUTO COMPONENTS -- 0.8%
      1,737 BorgWarner, Inc. (a)                    116,553
        848 Drew Industries, Inc. (a)                22,777
      5,355 Johnson Controls, Inc.                  132,001
      4,275 Standard Motor Products, Inc.            60,106
      3,677 Superior Industries International,
               Inc.                                  62,840
                                              -------------
                                                    394,277
                                              -------------
            AUTOMOBILES -- 0.6%
     19,801 Ford Motor Co.                          182,961
      3,081 Thor Industries, Inc.                    88,517
                                              -------------
                                                    271,478
                                              -------------
            BEVERAGES -- 0.7%
      4,063 Coca-Cola Enterprises, Inc.             119,127
      2,742 Constellation Brands, Inc.,
               Class A (a)                           77,352
      3,566 Molson Coors Brewing Co., Class B       150,913
                                              -------------
                                                    347,392
                                              -------------
            BIOTECHNOLOGY -- 0.1%
      2,340 Emergent Biosolutions, Inc. (a)          34,187
                                              -------------
            BUILDING PRODUCTS -- 0.2%
      4,553 Gibraltar Industries, Inc. (a)           43,345
      5,508 Griffon Corp.                            48,415
        400 Simpson Manufacturing Co., Inc.           9,696
        303 Universal Forest Products, Inc.           9,675
                                              -------------
                                                    111,131
                                              -------------


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            CAPITAL MARKETS -- 2.1%
        710 Ameriprise Financial, Inc.        $      36,721
      5,191 Bank of New York Mellon (The)
               Corp.                                110,464
      3,096 Calamos Asset Management, Inc.,
               Class A                               32,725
     14,171 E*TRADE Financial Corp. (a)             108,125
      1,698 Federated Investors, Inc., Class B       34,147
        774 Goldman Sachs Group (The), Inc.          78,097
        790 Greenhill & Co., Inc.                    31,379
      1,641 Invesco Ltd.                             36,315
     14,398 Janus Capital Group, Inc.               104,097
      6,501 Jefferies Group, Inc.                    81,522
      2,813 Legg Mason, Inc.                         68,975
      5,085 Morgan Stanley                           69,461
      5,285 Prospect Capital Corp.                   58,558
      1,415 SEI Investments Co.                      29,970
        831 State Street Corp.                       33,556
        382 Stifel Financial Corp. (a)               11,498
        743 Virtus Investment Partners,
               Inc. (a)                              62,204
                                              -------------
                                                    987,814
                                              -------------
            CHEMICALS -- 2.2%
      2,381 A. Schulman, Inc.                        52,049
        459 Air Products and Chemicals, Inc.         36,917
      2,075 Cabot Corp.                              80,925
      1,662 Calgon Carbon Corp. (a)                  23,002
      1,440 Cytec Industries, Inc.                   88,646
      2,355 Dow Chemical (The) Co.                   67,777
      2,747 Kraton Performance Polymers,
               Inc. (a)                              64,335
      1,529 LSB Industries, Inc. (a)                 49,127
      1,765 Minerals Technologies, Inc.             112,854
      2,710 Mosaic (The) Co.                        157,478
      5,390 Olin Corp.                              109,094
      2,487 OM Group, Inc. (a)                       39,046
      1,727 PolyOne Corp.                            25,439
      2,299 Sensient Technologies Corp.              81,500
      4,134 Tredegar Corp.                           61,224
      1,721 Zep, Inc.                                26,262
                                              -------------
                                                  1,075,675
                                              -------------
            COMMERCIAL BANKS -- 2.8%
      4,268 Associated Banc-Corp.                    53,307
      1,323 Boston Private Financial Holdings,
               Inc.                                  12,449
      1,705 Cathay General Bancorp                   27,604
        351 City Holding Co.                         11,601
        628 Columbia Banking System, Inc.            11,335
        871 Community Bank System, Inc.              23,961
      1,200 East West Bancorp, Inc.                  26,160
      1,087 F.N.B. Corp.                             11,827
      5,536 Fifth Third Bancorp                      76,508
      2,984 First BanCorp (a)                        11,280
        739 First Financial Bancorp                  11,795
      1,076 First Midwest Bancorp, Inc.              12,159
      7,359 First Niagara Financial Group, Inc.      55,781
      1,704 FirstMerit Corp.                         27,605


                        See Notes to Financial Statements                Page 57

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND

JULY 31, 2012


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            COMMERCIAL BANKS (CONTINUED)
      2,818 Fulton Financial Corp.            $      25,897
     17,802 Huntington Bancshares, Inc.             110,639
        404 Independent Bank Corp.                   12,003
      4,326 International BancShares Corp.           79,296
     14,720 KeyCorp                                 117,466
        449 M&T Bank Corp.                           38,542
      1,235 National Penn Bancshares, Inc.           10,917
      1,095 NBT Bancorp, Inc.                        23,006
      1,968 Old National Bancorp                     24,088
      1,211 Pinnacle Financial Partners,
               Inc. (a)                              23,675
      1,864 PNC Financial Services Group, Inc.      110,162
        800 PrivateBancorp, Inc.                     12,256
        670 Prosperity Bancshares, Inc.              27,182
      1,279 S&T Bancorp, Inc.                        21,104
      1,016 Simmons First National Corp.,
               Class A                               23,713
      1,147 Susquehanna Bancshares, Inc.             12,227
        314 Tompkins Financial Corp.                 12,328
      1,150 Trustmark Corp.                          27,807
        898 Umpqua Holdings Corp.                    11,207
      2,599 Webster Financial Corp.                  53,332
      1,109 Wells Fargo & Co.                        37,495
      4,312 Wilshire Bancorp, Inc. (a)               27,338
        333 Wintrust Financial Corp.                 12,224
      5,867 Zions Bancorporation                    106,779
                                              -------------
                                                  1,334,055
                                              -------------
            COMMERCIAL SERVICES & SUPPLIES
               -- 2.0%
      1,208 ABM Industries, Inc.                     22,469
      2,714 Avery Dennison Corp.                     83,564
      2,429 Brink's (The) Co.                        56,353
        961 Cintas Corp.                             38,084
      1,627 Consolidated Graphics, Inc. (a)          38,576
        956 Corrections Corp. of America             29,713
      3,386 Deluxe Corp.                             95,892
      1,136 G&K Services, Inc., Class A              35,795
      1,560 Geo Group (The), Inc. (a)                36,067
      3,040 Herman Miller, Inc.                      55,632
      2,462 Mobile Mini, Inc. (a)                    35,256
      2,478 Pitney Bowes, Inc.                       33,106
      3,152 R.R. Donnelley & Sons Co.                38,202
      4,306 Republic Services, Inc.                 124,573
      3,771 Sykes Enterprises, Inc. (a)              55,773
        741 UniFirst Corp.                           46,401
      1,315 United Stationers, Inc.                  33,151
        591 Viad Corp.                               10,242
        941 Waste Connections, Inc.                  28,955
      2,221 Waste Management, Inc.                   76,402
                                              -------------
                                                    974,206
                                              -------------
            COMMUNICATIONS EQUIPMENT -- 0.8%
      6,636 Cisco Systems, Inc.                     105,844
      1,654 Comtech Telecommunications Corp.         45,187
      2,308 Digi International, Inc. (a)             21,118


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMUNICATIONS EQUIPMENT
               (CONTINUED)
      5,547 Harmonic, Inc. (a)                $      23,519
      4,449 Oplink Communications, Inc. (a)          58,994
      1,686 Plantronics, Inc.                        55,335
     10,703 Polycom, Inc. (a)                        93,544
                                              -------------
                                                    403,541
                                              -------------
            COMPUTERS & PERIPHERALS -- 1.8%
     11,851 Dell, Inc. (a)                          140,790
      1,525 Diebold, Inc.                            49,334
      9,442 Hewlett-Packard Co.                     172,222
      7,144 Lexmark International, Inc.,
               Class A                              124,949
      8,224 QLogic Corp. (a)                         94,905
        745 Super Micro Computer, Inc. (a)            9,245
      6,230 Western Digital Corp. (a)               247,767
                                              -------------
                                                    839,212
                                              -------------
            CONSTRUCTION & ENGINEERING -- 1.4%
      8,556 AECOM Technology Corp. (a)              138,693
      1,981 Aegion Corp. (a)                         34,469
      2,540 Dycom Industries, Inc. (a)               44,247
        849 EMCOR Group, Inc.                        22,354
      1,504 Fluor Corp.                              74,568
      2,156 Granite Construction, Inc.               55,841
      3,009 Jacobs Engineering Group, Inc. (a)      116,057
      5,696 KBR, Inc.                               149,463
      1,541 Quanta Services, Inc. (a)                35,428
                                              -------------
                                                    671,120
                                              -------------
            CONSUMER FINANCE -- 0.4%
      2,084 Capital One Financial Corp.             117,725
      2,145 Discover Financial Services              77,134
                                              -------------
                                                    194,859
                                              -------------
            CONTAINERS & PACKAGING -- 0.7%
      2,367 Bemis Co., Inc.                          72,785
      2,060 Greif, Inc., Class A                     89,115
      1,377 Myers Industries, Inc.                   22,638
      4,805 Sealed Air Corp.                         77,841
      1,867 Sonoco Products Co.                      56,589
                                              -------------
                                                    318,968
                                              -------------
            DISTRIBUTORS -- 0.1%
      6,458 Voxx International Corp. (a)             48,370
                                              -------------
            DIVERSIFIED CONSUMER SERVICES
               -- 0.7%
      5,298 Career Education Corp. (a)               24,953
     20,827 Corinthian Colleges, Inc. (a)            42,070
      2,321 H&R Block, Inc.                          37,438
      1,928 Hillenbrand, Inc.                        33,335
      9,260 Lincoln Educational Services Corp.       40,374
      2,599 Matthews International Corp.,
               Class A                               75,371
      2,276 Service Corp. International              29,247
        844 Sotheby's                                24,771


Page 58                 See Notes to Financial Statements

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND

JULY 31, 2012


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            DIVERSIFIED CONSUMER SERVICES
               (CONTINUED)
      2,624 Universal Technical Institute,
               Inc.                           $      30,150
                                              -------------
                                                    337,709
                                              -------------
            DIVERSIFIED FINANCIAL SERVICES
               -- 2.0%
      5,413 Citigroup, Inc.                         146,855
      2,765 CME Group, Inc.                         144,084
      1,605 Interactive Brokers Group, Inc.,
               Class A                               22,229
      4,153 JPMorgan Chase & Co.                    149,508
      6,976 Leucadia National Corp.                 151,240
      1,015 Moody's Corp.                            41,138
      6,545 NASDAQ OMX Group (The), Inc.            148,572
      5,801 NYSE Euronext                           147,809
                                              -------------
                                                    951,435
                                              -------------
            DIVERSIFIED TELECOMMUNICATION
               SERVICES -- 0.8%
      5,236 Cbeyond, Inc. (a)                        37,333
      2,885 CenturyLink, Inc.                       119,843
     38,741 Frontier Communications Corp.           151,865
      2,844 General Communication, Inc.,
               Class A (a)                           26,847
      4,567 Neutral Tandem, Inc. (a)                 62,385
                                              -------------
                                                    398,273
                                              -------------
            ELECTRIC UTILITIES -- 3.9%
        565 ALLETE, Inc.                             23,425
      3,719 American Electric Power Co., Inc.       157,091
      2,019 Cleco Corp.                              88,351
      1,072 Duke Energy Corp.                        72,660
        803 Edison International                     37,082
      1,069 El Paso Electric Co.                     36,186
      2,186 Entergy Corp.                           158,857
      1,972 Exelon Corp.                             77,145
      1,508 FirstEnergy Corp.                        75,732
      5,259 Great Plains Energy, Inc.               116,645
        987 Hawaiian Electric Industries, Inc.       28,120
      2,007 IDACORP, Inc.                            84,695
        956 Northeast Utilities                      38,125
      3,202 NV Energy, Inc.                          58,565
      1,087 OGE Energy Corp.                         57,731
      5,822 Pepco Holdings, Inc.                    116,207
      2,202 Pinnacle West Capital Corp.             117,895
      7,203 PNM Resources, Inc.                     149,822
      5,335 PPL Corp.                               154,181
        659 UIL Holdings Corp.                       24,409
        923 UNS Energy Corp.                         37,566
      2,820 Westar Energy, Inc.                      86,179
      2,611 Xcel Energy, Inc.                        76,502
                                              -------------
                                                  1,873,171
                                              -------------


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            ELECTRICAL EQUIPMENT -- 0.6%
        709 Belden, Inc.                      $      22,780
        796 Emerson Electric Co.                     38,025
      1,765 Encore Wire Corp.                        48,361
      1,348 EnerSys (a)                              46,034
      4,340 General Cable Corp. (a)                 113,404
                                              -------------
                                                    268,604
                                              -------------
            ELECTRONIC EQUIPMENT, INSTRUMENTS
               & COMPONENTS -- 4.5%
        891 Anixter International, Inc.              50,707
      4,290 Arrow Electronics, Inc. (a)             144,787
      4,561 Avnet, Inc. (a)                         143,671
      3,388 Benchmark Electronics, Inc. (a)          53,395
      8,736 Brightpoint, Inc. (a)                    78,362
     14,686 Corning, Inc.                           167,567
      3,763 CTS Corp.                                33,491
      3,420 Daktronics, Inc.                         26,437
      1,000 Electro Scientific Industries, Inc.      12,410
      7,609 FLIR Systems, Inc.                      155,604
      6,445 Ingram Micro, Inc., Class A (a)          96,610
      3,576 Insight Enterprises, Inc. (a)            59,934
      7,298 Jabil Circuit, Inc.                     158,367
        727 Measurement Specialties, Inc. (a)        21,650
      2,741 Mercury Computer Systems, Inc. (a)       31,987
      2,777 Methode Electronics, Inc.                24,438
      6,198 Molex, Inc.                             155,694
      5,008 Newport Corp. (a)                        56,340
        457 Park Electrochemical Corp.               12,344
      1,676 Plexus Corp. (a)                         48,135
      3,180 Rofin-Sinar Technologies, Inc. (a)       57,653
      1,542 ScanSource, Inc. (a)                     44,517
      1,745 SYNNEX Corp. (a)                         59,033
      4,650 TE Connectivity Ltd.                    153,496
      2,337 Tech Data Corp. (a)                     117,084
      5,022 TTM Technologies, Inc. (a)               54,941
     14,925 Vishay Intertechnology, Inc. (a)        147,310
                                              -------------
                                                  2,165,964
                                              -------------
            ENERGY EQUIPMENT & SERVICES
               -- 4.5%
      3,719 Atwood Oceanics, Inc. (a)               165,607
      4,620 Baker Hughes, Inc.                      213,998
      5,832 Basic Energy Services, Inc. (a)          63,102
        872 Bristow Group, Inc.                      39,912
        927 Exterran Holdings, Inc. (a)              13,692
        838 Gulf Island Fabrication, Inc.            23,305
      6,689 Halliburton Co.                         221,607
      8,577 Helix Energy Solutions Group,
               Inc. (a)                             153,357
      3,586 ION Geophysical Corp. (a)                23,847
      4,164 Matrix Service Co. (a)                   43,139
     13,187 Nabors Industries Ltd. (a)              182,508
      2,303 National Oilwell Varco, Inc.            166,507
      4,561 Noble Corp.                             168,757
      9,666 Patterson-UTI Energy, Inc.              149,630
      7,552 Pioneer Energy Services Corp. (a)        60,718
      2,295 Rowan Cos. plc, Class A (a)              80,623


                        See Notes to Financial Statements                Page 59

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND

JULY 31, 2012


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            ENERGY EQUIPMENT & SERVICES
               (CONTINUED)
      6,957 Superior Energy Services,
                Inc. (a)                      $     150,758
      4,971 TETRA Technologies, Inc. (a)             34,449
      1,214 Tidewater, Inc.                          58,964
      3,815 Unit Corp. (a)                          151,684
                                              -------------
                                                  2,166,164
                                              -------------
            FOOD & STAPLES RETAILING -- 1.4%
      1,108 Andersons (The), Inc.                    42,071
        794 CVS Caremark Corp.                       35,929
      1,373 Harris Teeter Supermarkets, Inc.         56,760
      1,600 Kroger (The) Co.                         35,472
      2,802 Nash Finch Co.                           53,686
      8,175 Safeway, Inc.                           127,121
      2,607 Spartan Stores, Inc.                     44,840
      1,244 Sysco Corp.                              36,561
      6,419 Walgreen Co.                            233,395
                                              -------------
                                                    665,835
                                              -------------
            FOOD PRODUCTS -- 1.4%
      3,860 Archer-Daniels-Midland Co.              100,708
        907 Cal-Maine Foods, Inc.                    34,221
      1,111 Campbell Soup Co.                        36,785
      2,861 ConAgra Foods, Inc.                      70,638
      2,866 Darling International, Inc. (a)          47,346
      3,374 Diamond Foods, Inc.                      54,895
      1,318 Seneca Foods Corp., Class A (a)          32,528
      6,507 Smithfield Foods, Inc. (a)              120,380
     10,084 Tyson Foods, Inc., Class A              151,361
                                              -------------
                                                    648,862
                                              -------------
            GAS UTILITIES -- 0.8%
        957 AGL Resources, Inc.                      38,759
      1,605 Atmos Energy Corp.                       57,539
        890 Laclede Group (The), Inc.                37,184
      1,198 National Fuel Gas Co.                    58,630
        271 New Jersey Resources Corp.               12,439
        496 Northwest Natural Gas Co.                24,150
        367 Piedmont Natural Gas Co., Inc.           11,663
        812 Southwest Gas Corp.                      36,264
      2,869 UGI Corp.                                87,935
        708 WGL Holdings, Inc.                       28,639
                                              -------------
                                                    393,202
                                              -------------
            HEALTH CARE EQUIPMENT &
               SUPPLIES -- 1.4%
     26,169 Boston Scientific Corp. (a)             135,294
      1,444 CareFusion Corp. (a)                     35,248
      2,130 Covidien PLC                            119,024
      6,777 CryoLife, Inc. (a)                       37,680
      2,081 Greatbatch, Inc. (a)                     47,509
      2,737 Hill-Rom Holdings, Inc.                  71,572
        766 Invacare Corp.                           10,793
      2,942 Medtronic, Inc.                         115,974
      2,780 Palomar Medical Technologies,
               Inc. (a)                              22,268


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            HEALTH CARE EQUIPMENT & SUPPLIES
               (CONTINUED)
      2,692 STERIS Corp.                      $      81,110
      1,377 Symmetry Medical, Inc. (a)               10,672
                                              -------------
                                                    687,144
                                              -------------
            HEALTH CARE PROVIDERS & SERVICES
               -- 3.8%
      4,898 Aetna, Inc.                             176,622
      2,694 Almost Family, Inc. (a)                  59,295
      1,992 AMN Healthcare Services, Inc. (a)        11,633
        883 Cardinal Health, Inc.                    38,049
      1,175 Centene Corp. (a)                        44,697
      1,686 Cigna Corp.                              67,912
      4,017 Community Health Systems, Inc. (a)       98,858
      5,973 Coventry Health Care, Inc.              199,080
      8,111 Cross Country Healthcare, Inc. (a)       36,986
        922 Hanger, Inc. (a)                         23,760
      7,171 Health Management Associates,
               Class A (a)                           47,185
      2,320 Health Net, Inc. (a)                     51,086
      1,916 Humana, Inc.                            118,026
      4,808 Kindred Healthcare, Inc. (a)             45,532
      3,434 LifePoint Hospitals, Inc. (a)           130,904
        504 Molina Healthcare, Inc. (a)              12,303
        901 Omnicare, Inc.                           28,300
        919 Owens & Minor, Inc.                      25,925
      5,512 PharMerica Corp. (a)                     56,719
      1,126 PSS World Medical, Inc. (a)              23,522
     14,158 Tenet Healthcare Corp. (a)               65,410
      2,609 Universal Health Services, Inc.,
               Class B                              101,960
      2,561 VCA Antech, Inc. (a)                     46,610
      2,655 WellCare Health Plans, Inc. (a)         172,097
      2,977 WellPoint, Inc.                         158,644
                                              -------------
                                                  1,841,115
                                              -------------
            HOTELS, RESTAURANTS & LEISURE
               -- 1.8%
      2,801 Bob Evans Farms, Inc.                   107,894
      8,360 Boyd Gaming Corp. (a)                    47,652
        883 Brinker International, Inc.              28,618
      3,325 Carnival Corp.                          110,656
      2,355 International Game Technology            26,659
      4,301 International Speedway Corp.,
               Class A                              110,278
        424 Jack in the Box, Inc. (a)                11,444
      3,435 Marcus (The) Corp.                       45,067
      5,171 Monarch Casino & Resort, Inc. (a)        38,627
      4,913 Pinnacle Entertainment, Inc. (a)         53,306
      1,549 Red Robin Gourmet Burgers,
               Inc. (a)                              46,238
      8,839 Ruby Tuesday, Inc. (a)                   56,658
      3,580 Ruth's Hospitality Group, Inc. (a)       24,058
      3,292 Scientific Games Corp.,
               Class A (a)                           27,850
      5,964 Wendy's (The) Co.                        27,375
      5,644 WMS Industries, Inc. (a)                103,680
                                              -------------
                                                    866,060
                                              -------------


Page 60                 See Notes to Financial Statements

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND

JULY 31, 2012


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            HOUSEHOLD DURABLES -- 1.4%
      4,117 American Greetings Corp., Class A $      54,715
      2,371 Ethan Allen Interiors, Inc.              48,914
      4,795 Harman International Industries,
               Inc.                                 193,478
      1,776 Helen of Troy Ltd. (a)                   54,097
      4,898 La-Z-Boy, Inc. (a)                       58,580
        806 Mohawk Industries, Inc. (a)              53,543
      4,570 Universal Electronics, Inc. (a)          57,536
      2,426 Whirlpool Corp.                         163,900
                                              -------------
                                                    684,763
                                              -------------
            HOUSEHOLD PRODUCTS -- 0.1%
      2,170 Central Garden & Pet Co.,
               Class A (a)                           24,781
                                              -------------
            INDEPENDENT POWER PRODUCERS &
               ENERGY TRADERS -- 0.6%
      8,880 AES (The) Corp. (a)                     107,093
      8,547 NRG Energy, Inc.                        169,401
                                              -------------
                                                    276,494
                                              -------------
            INDUSTRIAL CONGLOMERATES -- 0.6%
        828 3M Co.                                   75,538
      1,780 General Electric Co.                     36,935
        833 Standex International Corp.              35,636
      2,156 Tyco International Ltd.                 118,451
                                              -------------
                                                    266,560
                                              -------------
            INSURANCE -- 4.5%
      1,001 ACE Ltd.                                 73,574
        414 Alleghany Corp. (a)                     143,165
      2,153 American Financial Group, Inc.           81,190
      5,917 American International Group,
               Inc. (a)                             185,025
        455 AMERISAFE, Inc. (a)                      11,359
        974 Aspen Insurance Holdings Ltd.            27,993
      4,259 Assurant, Inc.                          154,218
      1,310 Employers Holdings, Inc.                 23,423
        816 Everest Re Group, Ltd.                   82,987
      2,923 Fidelity National Financial, Inc.,
               Class A                               54,426
      4,979 First American Financial Corp.           91,215
      6,462 Hartford Financial Services Group
               (The), Inc.                          106,300
      2,689 HCC Insurance Holdings, Inc.             82,391
      2,028 Horace Mann Educators Corp.              35,368
      5,377 Meadowbrook Insurance Group, Inc.        37,854
      2,702 Mercury General Corp.                    97,866
      4,810 MetLife, Inc.                           148,004
      3,527 National Financial Partners
               Corp. (a)                             52,376
      4,808 Presidential Life Corp.                  66,783
      2,828 Principal Financial Group, Inc.          72,369
      3,828 Protective Life Corp.                   106,839
        766 Prudential Financial, Inc.               36,982
      2,116 Reinsurance Group of America, Inc.      117,798
        581 Safety Insurance Group, Inc.             24,623
        679 Selective Insurance Group, Inc.          11,720


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            INSURANCE (CONTINUED)
      2,272 StanCorp Financial Group, Inc.    $      67,615
        770 Stewart Information Services Corp.       13,144
      1,468 Torchmark Corp.                          73,033
      1,698 Tower Group, Inc.                        31,651
        554 United Fire Group, Inc.                  10,858
        723 W. R. Berkley Corp.                      26,483
                                              -------------
                                                  2,148,632
                                              -------------
            INTERNET & CATALOG RETAIL -- 0.0%
      1,943 PetMed Express, Inc.                     18,886
                                              -------------
            INTERNET SOFTWARE & SERVICES
               -- 1.0%
      1,002 AOL, Inc. (a)                            31,924
      1,422 Digital River, Inc. (a)                  25,297
     13,246 Monster Worldwide, Inc. (a)              96,034
      1,052 Perficient, Inc. (a)                     13,981
      5,104 QuinStreet, Inc. (a)                     46,293
     14,263 United Online, Inc.                      60,475
      6,870 ValueClick, Inc. (a)                    107,928
      7,197 Yahoo!, Inc. (a)                        114,000
                                              -------------
                                                    495,932
                                              -------------
            IT SERVICES -- 1.8%
      3,726 Acxiom Corp. (a)                         62,485
      1,323 Broadridge Financial Solutions,
               Inc.                                  28,008
      9,529 Convergys Corp.                         140,457
      1,537 CoreLogic, Inc. (a)                      35,351
      1,037 DST Systems, Inc.                        55,894
      2,177 Fidelity National Information
               Services, Inc.                        68,445
      5,997 ManTech International Corp.,
               Class A                              131,514
     14,862 NCI, Inc., Class A (a)                   88,132
      3,762 TeleTech Holdings, Inc. (a)              61,923
      3,100 Total System Services, Inc.              73,315
      2,655 Virtusa Corp. (a)                        40,223
      4,406 Western Union Co.                        76,797
                                              -------------
                                                    862,544
                                              -------------
            LEISURE EQUIPMENT & PRODUCTS
               -- 0.3%
        646 Arctic Cat, Inc. (a)                     28,424
      3,364 Hasbro, Inc.                            120,498
        738 JAKKS Pacific, Inc.                      11,823
                                              -------------
                                                    160,745
                                              -------------
            LIFE SCIENCES TOOLS & SERVICES
               -- 0.6%
      2,903 Agilent Technologies, Inc.              111,156
      2,511 Cambrex Corp. (a)                        23,176
      1,718 Charles River Laboratories
               International, Inc. (a)               58,464
      1,429 Thermo Fisher Scientific, Inc.           79,552
                                              -------------
                                                    272,348
                                              -------------


                        See Notes to Financial Statements                Page 61

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND

JULY 31, 2012


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            MACHINERY -- 4.9%
      1,305 Actuant Corp., Class A            $      37,140
      3,078 AGCO Corp. (a)                          134,940
      1,894 Albany International Corp.,
               Class A                               33,903
      1,155 Astec Industries, Inc. (a)               33,726
      1,459 Barnes Group, Inc.                       34,812
      1,351 Briggs & Stratton Corp.                  23,561
      1,279 Cascade Corp.                            60,254
        874 Caterpillar, Inc.                        73,600
      1,040 CIRCOR International, Inc.               32,022
        584 CLARCOR, Inc.                            28,236
      1,531 Cummins, Inc.                           146,823
      2,768 Dover Corp.                             150,773
      3,744 Eaton Corp.                             164,137
        949 EnPro Industries, Inc. (a)               32,712
        324 ESCO Technologies, Inc.                  11,667
      2,762 Harsco Corp.                             58,692
      1,444 IDEX Corp.                               55,089
      2,154 Illinois Tool Works, Inc.               117,048
        871 John Bean Technologies Corp.             12,760
      1,657 Kaydon Corp.                             34,963
      4,246 Kennametal, Inc.                        156,677
      2,622 Lydall, Inc. (a)                         33,457
        277 Mueller Industries, Inc.                 11,809
      5,374 Oshkosh Corp. (a)                       121,022
      2,907 PACCAR, Inc.                            116,309
      1,930 Parker Hannifin Corp.                   155,018
      1,130 Robbins & Myers, Inc.                    51,799
      1,153 Stanley Black & Decker, Inc.             77,124
      1,579 Terex Corp. (a)                          30,790
      3,074 Timken (The) Co.                        111,279
      4,507 Trinity Industries, Inc.                126,196
      1,063 Watts Water Technologies, Inc.,
               Class A                               35,759
      1,474 Xylem, Inc.                              35,347
                                              -------------
                                                  2,339,444
                                              -------------
            MARINE -- 0.3%
      2,392 Kirby Corp. (a)                         126,226
                                              -------------
            MEDIA -- 2.5%
      1,132 CBS Corp., Class B                       37,877
      2,321 Comcast Corp., Class A                   75,549
      4,866 Digital Generation, Inc. (a)             51,872
      1,477 DreamWorks Animation SKG, Inc.,
               Class A (a)                           28,358
     12,891 Gannett Co., Inc.                       181,892
      5,171 Harte-Hanks, Inc.                        32,577
      6,838 Interpublic Group of Cos.
               (The), Inc.                           67,491
      1,149 John Wiley & Sons, Inc., Class A         54,750
      2,574 Live Nation Entertainment, Inc. (a)      22,960
      1,763 Meredith Corp.                           58,250
      1,664 News Corp., Class A                      38,305
      4,998 Scholastic Corp.                        150,590
      2,959 Time Warner, Inc.                       115,756
      5,177 Valassis Communications, Inc. (a)       116,741


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            MEDIA (CONTINUED)
        765 Walt Disney (The) Co.             $      37,592
        305 Washington Post (The) Co., Class B      103,242
                                              -------------
                                                  1,173,802
                                              -------------
            METALS & MINING -- 3.1%
      1,113 A.M. Castle & Co. (a)                     8,114
     16,957 Alcoa, Inc.                             143,626
      3,573 Allegheny Technologies, Inc.            107,297
      1,252 AMCOL International Corp.                38,436
      1,612 Century Aluminum Co. (a)                  9,849
      6,681 Commercial Metals Co.                    86,118
      5,573 Freeport-McMoRan Copper &
               Gold, Inc.                           187,643
      2,639 Globe Specialty Metals, Inc.             33,067
        464 Haynes International, Inc.               22,360
        456 Kaiser Aluminum Corp.                    24,870
      2,614 Materion Corp.                           51,313
      3,006 Nucor Corp.                             117,835
      3,666 Olympic Steel, Inc.                      57,373
      2,787 Reliance Steel & Aluminum Co.           143,475
        522 RTI International Metals, Inc. (a)       11,719
     11,978 Steel Dynamics, Inc.                    154,396
      1,613 SunCoke Energy, Inc. (a)                 25,808
      6,560 Titanium Metals Corp.                    76,490
      5,531 United States Steel Corp.               114,215
      4,125 Worthington Industries, Inc.             89,513
                                              -------------
                                                  1,503,517
                                              -------------
            MULTILINE RETAIL -- 1.0%
      3,091 Fred's, Inc., Class A                    43,892
      4,174 Kohl's Corp.                            207,531
      3,317 Macy's, Inc.                            118,881
      7,929 Saks, Inc. (a)                           82,700
      8,262 Tuesday Morning Corp. (a)                41,806
                                              -------------
                                                    494,810
                                              -------------
            MULTI-UTILITIES -- 2.9%
      1,106 Ameren Corp.                             37,836
      1,328 Avista Corp.                             36,759
      1,750 Black Hills Corp.                        55,737
      5,512 CenterPoint Energy, Inc.                116,083
      3,157 CMS Energy Corp.                         77,852
        596 Consolidated Edison, Inc.                38,442
      1,920 DTE Energy Co.                          117,830
        652 Integrys Energy Group, Inc.              39,472
      3,908 MDU Resources Group, Inc.                87,500
      2,998 NiSource, Inc.                           76,719
        966 NorthWestern Corp.                       35,674
      2,517 PG&E Corp.                              116,185
      4,565 Public Service Enterprise Group,
               Inc.                                 151,741
      1,551 SCANA Corp.                              76,263
      1,654 Sempra Energy                           116,458
      6,309 TECO Energy, Inc.                       114,761
      2,861 Vectren Corp.                            85,401
                                              -------------
                                                  1,380,713
                                              -------------


Page 62                 See Notes to Financial Statements

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND

JULY 31, 2012


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            OFFICE ELECTRONICS -- 0.4%
     24,128 Xerox Corp.                       $     167,207
                                              -------------
            OIL, GAS & CONSUMABLE FUELS
               -- 9.7%
      2,161 Apache Corp.                            186,105
     16,341 Arch Coal, Inc.                         117,819
     10,209 Chesapeake Energy Corp.                 192,133
      1,800 Chevron Corp.                           197,244
      3,559 Cloud Peak Energy, Inc. (a)              58,901
      2,878 Comstock Resources, Inc. (a)             46,566
      3,398 ConocoPhillips                          184,987
      4,907 CONSOL Energy, Inc.                     142,205
     12,567 Denbury Resources, Inc. (a)             190,013
      3,274 Devon Energy Corp.                      193,559
      2,495 Energen Corp.                           127,769
      1,734 Exxon Mobil Corp.                       150,598
     19,201 Forest Oil Corp. (a)                    131,527
      2,918 Gulfport Energy Corp. (a)                60,111
      4,370 Hess Corp.                              206,089
      3,972 HollyFrontier Corp.                     148,513
      7,426 Marathon Oil Corp.                      196,566
      4,227 Marathon Petroleum Corp.                199,937
      3,776 Murphy Oil Corp.                        202,620
      6,479 Newfield Exploration Co. (a)            197,804
        875 Noble Energy, Inc.                       76,501
      2,214 Occidental Petroleum Corp.              192,684
      2,455 PDC Energy, Inc. (a)                     64,321
      6,439 Penn Virginia Corp.                      43,141
      4,726 PetroQuest Energy, Inc. (a)              26,040
      1,600 Plains Exploration & Production
               Co. (a)                               63,936
      4,951 QEP Resources, Inc.                     148,679
     25,967 Quicksilver Resources, Inc. (a)         117,371
      1,276 Spectra Energy Corp.                     39,160
      2,375 Stone Energy Corp. (a)                   62,368
      3,234 Swift Energy Co. (a)                     60,444
      7,608 Tesoro Corp. (a)                        210,361
      7,863 Valero Energy Corp.                     216,233
        740 World Fuel Services Corp.                29,963
      9,170 WPX Energy, Inc. (a)                    146,262
                                              -------------
                                                  4,628,530
                                              -------------
            PAPER & FOREST PRODUCTS -- 1.1%
      1,659 Buckeye Technologies, Inc.               49,969
      1,835 Domtar Corp.                            135,533
      5,132 International Paper Co.                 168,381
      3,798 KapStone Paper & Packaging
               Corp. (a)                             63,845
      2,580 MeadWestvaco Corp.                       73,272
      1,328 Neenah Paper, Inc.                       35,670
                                              -------------
                                                    526,670
                                              -------------


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            PHARMACEUTICALS -- 0.7%
      2,655 Eli Lilly & Co.                   $     116,900
      5,427 Forest Laboratories, Inc. (a)           182,076
      1,613 Pfizer, Inc.                             38,776
                                              -------------
                                                    337,752
                                              -------------
            PROFESSIONAL SERVICES -- 1.0%
      2,161 CDI Corp.                                34,922
      4,662 Kelly Services, Inc., Class A            55,291
      7,846 Korn/Ferry International (a)            103,253
      3,072 Manpower, Inc.                          109,302
      2,804 Navigant Consulting, Inc. (a)            32,611
        740 On Assignment, Inc. (a)                  11,537
      3,842 Resources Connection, Inc.               43,376
        940 Towers Watson & Co., Class A             55,112
        763 TrueBlue, Inc. (a)                       11,613
                                              -------------
                                                    457,017
                                              -------------
            REAL ESTATE INVESTMENT TRUSTS
               -- 0.3%
        287 Entertainment Properties Trust           12,961
      1,117 Franklin Street Properties Corp.         11,583
        702 SL Green Realty Corp.                    55,282
      1,138 Universal Health Realty Income
               Trust                                 49,549
                                              -------------
                                                    129,375
                                              -------------
            REAL ESTATE MANAGEMENT &
               DEVELOPMENT -- 0.1%
        922 Forestar Group, Inc. (a)                 10,492
        400 Jones Lang LaSalle, Inc.                 26,676
                                              -------------
                                                     37,168
                                              -------------
            ROAD & RAIL -- 1.3%
      3,751 Arkansas Best Corp.                      51,351
      1,559 Con-way, Inc.                            55,532
      3,318 CSX Corp.                                76,115
      2,477 Heartland Express, Inc.                  34,430
      1,478 Knight Transportation, Inc.              22,658
      1,587 Norfolk Southern Corp.                  117,517
      4,120 Ryder System, Inc.                      162,493
      4,713 Werner Enterprises, Inc.                108,776
                                              -------------
                                                    628,872
                                              -------------
            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT -- 3.1%
        880 Advanced Energy Industries,
               Inc. (a)                              10,842
        985 Analog Devices, Inc.                     38,494
     12,947 Applied Materials, Inc.                 140,993
     16,805 Atmel Corp. (a)                          98,477
      6,376 Brooks Automation, Inc.                  59,042
      2,326 Cohu, Inc.                               20,004
      1,888 Diodes, Inc. (a)                         35,759
      7,985 Fairchild Semiconductor
               International, Inc. (a)              110,672
      5,009 Integrated Device Technology,
               Inc. (a)                              25,245


                        See Notes to Financial Statements                Page 63

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND

JULY 31, 2012


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT (CONTINUED)
      7,125 Intel Corp.                       $     183,112
      4,224 International Rectifier Corp. (a)        71,977
      2,643 Intersil Corp., Class A                  24,342
      2,480 Micrel, Inc.                             23,163
     23,515 Micron Technology, Inc. (a)             146,028
      1,634 MKS Instruments, Inc.                    43,138
      1,538 Nanometrics, Inc. (a)                    23,362
      5,368 NVIDIA Corp. (a)                         72,683
      1,313 Pericom Semiconductor Corp. (a)          10,557
      5,420 Rudolph Technologies, Inc. (a)           54,200
     13,506 Teradyne, Inc. (a)                      198,673
      1,293 Texas Instruments, Inc.                  35,221
      8,593 TriQuint Semiconductor, Inc. (a)         48,464
                                              -------------
                                                  1,474,448
                                              -------------
            SOFTWARE -- 1.2%
      1,309 Bottomline Technologies, Inc. (a)        24,858
      2,739 CA, Inc.                                 65,928
      2,894 EPIQ Systems, Inc.                       32,673
      5,630 Mentor Graphics Corp. (a)                86,026
      3,725 Microsoft Corp.                         109,776
        566 Progress Software Corp. (a)              11,003
     12,997 Symantec Corp. (a)                      204,703
      4,333 VASCO Data Security International,
               Inc. (a)                              40,080
                                              -------------
                                                    575,047
                                              -------------
            SPECIALTY RETAIL -- 5.0%
      4,971 Aaron's, Inc.                           145,799
      2,173 Abercrombie & Fitch Co., Class A         73,447
      1,427 American Eagle Outfitters, Inc.          29,710
      3,313 ANN, Inc. (a)                            89,716
      4,535 Ascena Retail Group, Inc. (a)            83,172
      3,420 Barnes & Noble, Inc. (a)                 45,383
      6,251 Big 5 Sporting Goods Corp.               47,133
        312 Cabela's, Inc. (a)                       14,333
      1,430 CarMax, Inc. (a)                         39,797
      5,690 Chico's FAS, Inc.                        87,171
      1,695 Finish Line (The), Inc., Class A         35,392
      2,761 Foot Locker, Inc.                        91,168
     10,342 GameStop Corp., Class A                 165,679
      1,356 Gap (The), Inc.                          39,988
        777 Group 1 Automotive, Inc.                 41,764
      3,707 Guess?, Inc.                            111,581
      5,389 Haverty Furniture Cos., Inc.             60,788
      2,439 Hot Topic, Inc.                          24,780
      5,350 Kirkland's, Inc. (a)                     57,834
      2,050 Lithia Motors, Inc., Class A             57,113
      1,304 Lowe's Cos., Inc.                        33,083
      2,139 Men's Wearhouse (The), Inc.              58,288
     65,158 Office Depot, Inc. (a)                  115,981
      9,340 OfficeMax, Inc. (a)                      41,937
      4,774 Pep Boys-Manny, Moe & Jack (The)         43,300
     36,651 RadioShack Corp.                        106,654
      4,171 Rent-A-Center, Inc.                     148,321


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            SPECIALTY RETAIL (CONTINUED)
      2,558 Signet Jewelers Ltd.              $     112,347
      3,457 Sonic Automotive, Inc., Class A          59,184
      2,580 Stage Stores, Inc.                       48,865
     14,551 Staples, Inc.                           185,380
      4,459 Stein Mart, Inc. (a)                     35,449
      2,415 Williams-Sonoma, Inc.                    83,921
                                              -------------
                                                  2,414,458
                                              -------------
            TEXTILES, APPAREL & LUXURY GOODS
               -- 0.6%
      2,195 Crocs, Inc. (a)                          33,693
      3,303 Fifth & Pacific Cos., Inc. (a)           36,597
      2,705 Iconix Brand Group, Inc. (a)             47,960
        593 Maidenform Brands, Inc. (a)              12,501
        944 Movado Group, Inc.                       22,127
      2,278 Perry Ellis International,
               Inc. (a)                              42,940
     25,833 Quiksilver, Inc. (a)                     74,658
                                              -------------
                                                    270,476
                                              -------------
            THRIFTS & MORTGAGE FINANCE -- 0.3%
      1,335 Brookline Bancorp, Inc.                  11,228
      1,778 Dime Community Bancshares, Inc.          25,781
      4,493 New York Community Bancorp, Inc.         58,319
      1,009 Northwest Bancshares, Inc.               11,755
      1,539 Provident Financial Services, Inc.       23,439
      1,667 Washington Federal, Inc.                 26,555
                                              -------------
                                                    157,077
                                              -------------
            TOBACCO -- 0.3%
     13,659 Alliance One International,
               Inc. (a)                              44,529
      2,430 Universal Corp.                         110,662
                                              -------------
                                                    155,191
                                              -------------
            TRADING COMPANIES & DISTRIBUTORS
               -- 0.2%
        641 Applied Industrial Technologies,
               Inc.                                  23,820
      2,193 GATX Corp.                               92,259
                                              -------------
                                                    116,079
                                              -------------
            WIRELESS TELECOMMUNICATION
               SERVICES -- 1.3%
     31,386 MetroPCS Communications, Inc. (a)       274,941
        627 NTELOS Holdings Corp.                    13,292
     22,757 Sprint Nextel Corp. (a)                  99,221
      6,611 Telephone & Data Systems, Inc.          160,185
      4,680 USA Mobility, Inc.                       52,135
                                              -------------
                                                    599,774
                                              -------------
            TOTAL COMMON STOCKS -- 100.1%        47,899,716
            (Cost $48,493,269)

            MONEY MARKET FUND -- 0.0%
     14,512 Morgan Stanley Institutional
               Treasury Money Market
               Fund - 0.03% (b)                      14,512
            (Cost $14,512)                    -------------


Page 64                 See Notes to Financial Statements

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND

JULY 31, 2012


            DESCRIPTION                               VALUE
-----------------------------------------------------------
            TOTAL INVESTMENTS -- 100.1%       $  47,914,228
            (Cost $48,507,781) (c)

            NET OTHER ASSETS AND
             LIABILITIES -- (0.1)%                  (32,114)
                                              -------------
            NET ASSETS -- 100.0%              $  47,882,114
                                              =============


(a) Non-income producing security.

(b) Interest rate shown reflects yield as of July 31, 2012. (c) Aggregate cost for federal income tax purposes is $50,305,552. As of July 31, 2012, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $2,048,153 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $4,439,477.

------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2012 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs


INVESTMENTS              LEVEL 1      LEVEL 2       LEVEL 3
------------------------------------------------------------
Common Stocks*        $47,899,716     $    --       $    --
Money Market Fund          14,512          --            --
                      --------------------------------------
Total Investments     $47,914,228     $    --       $    --
                      ======================================

* See Portfolio of Investments for industry breakout.

There were no transfers between levels at July 31, 2012.


                        See Notes to Financial Statements                Page 65

FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND

PORTFOLIO OF INVESTMENTS
JULY 31, 2012


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS -- 100.0%
            AEROSPACE & DEFENSE -- 1.8%
      2,123 BE Aerospace, Inc. (a)            $      83,285
      1,213 Boeing (The) Co.                         89,653
        458 Cubic Corp.                              22,153
        538 Honeywell International, Inc.            31,231
        711 Lockheed Martin Corp.                    63,471
      2,189 Raytheon Co.                            121,446
        536 Teledyne Technologies, Inc. (a)          33,393
      1,235 Triumph Group, Inc.                      77,225
                                              -------------
                                                    521,857
                                              -------------
            AIR FREIGHT & LOGISTICS -- 0.4%
        332 Forward Air Corp.                        11,109
      1,217 Hub Group, Inc., Class A (a)             36,206
        787 United Parcel Service, Inc.,
               Class B                               59,505
                                              -------------
                                                    106,820
                                              -------------
            AIRLINES -- 0.4%
      1,936 Alaska Air Group, Inc. (a)               67,470
        790 Allegiant Travel Co. (a)                 56,137
                                              -------------
                                                    123,607
                                              -------------
            AUTOMOBILES -- 0.3%
      1,971 Harley-Davidson, Inc.                    85,206
                                              -------------
            BEVERAGES -- 2.1%
        272 Boston Beer (The) Co., Inc.,
               Class A (a)                           29,300
      1,279 Brown-Forman Corp., Class B             119,663
      1,585 Coca-Cola (The) Co.                     128,068
      2,060 Dr. Pepper Snapple Group, Inc.           93,895
      2,175 Monster Beverage Corp. (a)              144,572
      1,275 PepsiCo, Inc.                            92,731
                                              -------------
                                                    608,229
                                              -------------
            BIOTECHNOLOGY -- 2.8%
      1,560 Alexion Pharmaceuticals, Inc. (a)       163,566
      1,234 Amgen, Inc.                             101,928
        858 Biogen Idec, Inc. (a)                   125,122
        283 Cubist Pharmaceuticals, Inc. (a)         12,186
      2,416 Gilead Sciences, Inc. (a)               131,261
        811 Regeneron Pharmaceuticals, Inc. (a)     109,201
      2,831 Spectrum Pharmaceuticals, Inc. (a)       39,606
        938 United Therapeutics Corp. (a)            51,384
      2,072 Vertex Pharmaceuticals, Inc. (a)        100,513
                                              -------------
                                                    834,767
                                              -------------
            BUILDING PRODUCTS -- 0.7%
        901 A.O. Smith Corp.                         44,527
     11,166 Masco Corp.                             134,327
      3,051 NCI Building Systems, Inc. (a)           32,829
                                              -------------
                                                    211,683
                                              -------------
            CAPITAL MARKETS -- 0.4%
        635 Affiliated Managers Group, Inc. (a)      70,859


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            CAPITAL MARKETS (CONTINUED)
        477 T. Rowe Price Group, Inc.         $      28,978
        765 Waddell & Reed Financial, Inc.,
               Class A                               22,254
                                              -------------
                                                    122,091
                                              -------------
            CHEMICALS -- 6.3%
      1,073 Airgas, Inc.                             85,110
        777 Albemarle Corp.                          45,237
      2,071 American Vanguard Corp.                  48,441
        799 CF Industries Holdings, Inc.            156,412
      1,782 E.I. du Pont de Nemours & Co.            88,565
      3,075 Eastman Chemical Co.                    160,761
      2,260 Ecolab, Inc.                            147,917
      2,317 FMC Corp.                               126,740
      1,435 H.B. Fuller Co.                          41,931
        865 Hawkins, Inc.                            32,905
        780 Innophos Holdings, Inc.                  45,217
        648 Koppers Holdings, Inc.                   21,345
      1,497 Monsanto Co.                            128,173
        535 NewMarket Corp.                         122,986
      1,459 PPG Industries, Inc.                    159,702
        275 Praxair, Inc.                            28,534
      1,192 Quaker Chemical Corp.                    52,770
      1,170 Sherwin-Williams (The) Co.              157,189
        838 Sigma-Aldrich Corp.                      57,990
        585 Stepan Co.                               51,866
      2,207 Valspar (The) Corp.                     110,791
                                              -------------
                                                  1,870,582
                                              -------------
            COMMERCIAL BANKS -- 1.1%
        732 Bank of the Ozarks, Inc.                 23,563
        920 CVB Financial Corp.                      10,856
      2,102 Hanmi Financial Corp. (a)                23,017
      1,080 Home BancShares, Inc.                    32,562
        931 PacWest Bancorp                          21,329
        760 Signature Bank (a)                       49,020
      1,184 SVB Financial Group (a)                  68,447
      1,363 Texas Capital Bancshares, Inc. (a)       58,732
        860 UMB Financial Corp.                      41,332
                                              -------------
                                                    328,858
                                              -------------
            COMMERCIAL SERVICES & SUPPLIES
               -- 1.6%
        411 Clean Harbors, Inc. (a)                  24,882
      1,859 Encore Capital Group, Inc. (a)           52,052
      1,137 Healthcare Services Group, Inc.          24,650
      1,880 Iron Mountain, Inc.                      60,555
      2,303 Mine Safety Appliances Co.               79,039
        483 Portfolio Recovery Associates,
               Inc. (a)                              40,900
      2,072 Rollins, Inc.                            48,858
        983 Stericycle, Inc. (a)                     91,272
      1,689 Tetra Tech, Inc. (a)                     43,424
                                              -------------
                                                    465,632
                                              -------------


Page 66                 See Notes to Financial Statements

FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND

JULY 31, 2012


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            COMMUNICATIONS EQUIPMENT -- 0.3%
      5,662 Ciena Corp. (a)                   $      90,762
        311 NETGEAR, Inc. (a)                        10,770
                                              -------------
                                                    101,532
                                              -------------
            COMPUTERS & PERIPHERALS -- 1.7%
      1,613 3D Systems Corp. (a)                     61,294
        264 Apple, Inc. (a)                         161,241
      1,172 EMC Corp. (a)                            30,718
      6,263 Seagate Technology PLC                  188,015
      1,111 Stratasys, Inc. (a)                      68,082
                                              -------------
                                                    509,350
                                              -------------
            CONSTRUCTION MATERIALS -- 0.4%
        885 Eagle Materials, Inc.                    30,754
     10,693 Headwaters, Inc. (a)                     66,831
        293 Martin Marietta Materials, Inc.          22,016
                                              -------------
                                                    119,601
                                              -------------
            CONSUMER FINANCE -- 0.4%
      1,548 American Express Co.                     89,335
        242 Cash America International, Inc.          9,273
        548 First Cash Financial Services,
               Inc. (a)                              21,975
        162 World Acceptance Corp. (a)               11,546
                                              -------------
                                                    132,129
                                              -------------
            CONTAINERS & PACKAGING -- 1.1%
        454 AptarGroup, Inc.                         22,705
      3,018 Ball Corp.                              125,428
      1,641 Packaging Corp. of America               50,526
        850 Rock-Tenn Co., Class A                   49,487
      2,171 Silgan Holdings, Inc.                    89,467
                                              -------------
                                                    337,613
                                              -------------
            DISTRIBUTORS -- 0.8%
      1,028 Genuine Parts Co.                        65,823
      3,469 LKQ Corp. (a)                           122,560
      1,361 Pool Corp.                               50,166
                                              -------------
                                                    238,549
                                              -------------
            DIVERSIFIED CONSUMER SERVICES
               -- 0.2%
        802 Coinstar, Inc. (a)                       38,087
        212 Strayer Education, Inc.                  15,404
                                              -------------
                                                     53,491
                                              -------------
            DIVERSIFIED FINANCIAL SERVICES
               -- 0.4%
      1,674 CBOE Holdings, Inc.                      47,709
        456 IntercontinentalExchange, Inc. (a)       59,836
                                              -------------
                                                    107,545
                                              -------------


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            DIVERSIFIED TELECOMMUNICATION
               SERVICES -- 0.8%
      3,612 tw telecom, Inc. (a)              $      90,769
      3,485 Verizon Communications, Inc.            157,313
                                              -------------
                                                    248,082
                                              -------------
            ELECTRIC UTILITIES -- 0.4%
      1,801 NextEra Energy, Inc.                    127,691
                                              -------------
            ELECTRICAL EQUIPMENT -- 2.0%
      2,786 AMETEK, Inc.                             86,366
      1,798 AZZ, Inc.                                55,217
      1,817 Cooper Industries PLC                   130,606
        646 Franklin Electric Co., Inc.              36,441
      1,189 Hubbell, Inc., Class B                   97,831
      1,489 Regal-Beloit Corp.                       95,847
        914 Roper Industries, Inc.                   90,897
                                              -------------
                                                    593,205
                                              -------------
            ELECTRONIC EQUIPMENT, INSTRUMENTS
               & COMPONENTS -- 0.8%
        547 Amphenol Corp., Class A                  32,207
        880 Badger Meter, Inc.                       29,823
        691 FEI Co.                                  32,968
        187 Littelfuse, Inc.                         10,031
        277 MTS Systems Corp.                        12,041
        863 National Instruments Corp.               22,300
        696 OSI Systems, Inc. (a)                    44,920
        556 Rogers Corp. (a)                         19,932
      1,007 Trimble Navigation Ltd. (a)              44,570
                                              -------------
                                                    248,792
                                              -------------
            ENERGY EQUIPMENT & SERVICES
               -- 0.5%
        520 Dresser-Rand Group, Inc. (a)             24,185
        352 Dril-Quip, Inc. (a)                      25,805
        568 Hornbeck Offshore Services,
               Inc. (a)                              24,055
        968 Oceaneering International, Inc.          50,036
        350 Oil States International, Inc. (a)       25,445
                                              -------------
                                                    149,526
                                              -------------
            FOOD & STAPLES RETAILING -- 2.0%
        934 Casey's General Stores, Inc.             55,508
      1,630 Costco Wholesale Corp.                  156,773
      1,004 United Natural Foods, Inc. (a)           54,517
      2,221 Wal-Mart Stores, Inc.                   165,309
      1,625 Whole Foods Market, Inc.                149,143
                                              -------------
                                                    581,250
                                              -------------
            FOOD PRODUCTS -- 4.1%
      1,242 B&G Foods, Inc.                          34,776
      1,722 Calavo Growers, Inc.                     46,460
      4,987 Flowers Foods, Inc.                     106,572
        779 General Mills, Inc.                      30,147
      1,139 H. J. Heinz Co.                          62,884
      1,001 Hain Celestial Group (The),
               Inc. (a)                              55,746
      1,720 Hershey (The) Co.                       123,393


                        See Notes to Financial Statements                Page 67

FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND

JULY 31, 2012


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            FOOD PRODUCTS (CONTINUED)
      3,996 Hillshire Brands Co.              $     102,338
      2,037 Hormel Foods Corp.                       56,853
        936 Ingredion, Inc.                          48,597
        745 J & J Snack Foods Corp.                  43,054
        398 J.M. Smucker (The) Co.                   30,566
      2,333 Kraft Foods, Inc., Class A               92,643
        976 Lancaster Colony Corp.                   67,627
      2,554 McCormick & Co., Inc.                   155,488
      1,119 Mead Johnson Nutrition Co.               81,642
        233 Sanderson Farms, Inc.                     8,581
      1,746 Snyder's-Lance, Inc.                     40,909
        354 TreeHouse Foods, Inc. (a)                19,820
                                              -------------
                                                  1,208,096
                                              -------------
            GAS UTILITIES -- 0.6%
      2,928 ONEOK, Inc.                             130,325
      2,222 Questar Corp.                            45,218
                                              -------------
                                                    175,543
                                              -------------
            HEALTH CARE EQUIPMENT & SUPPLIES
               -- 3.8%
      1,191 Abaxis, Inc. (a)                         42,507
      1,646 Align Technology, Inc. (a)               55,898
        354 Analogic Corp.                           22,663
        577 C. R. Bard, Inc.                         56,119
      2,021 Cantel Medical Corp.                     52,789
        581 Cooper (The) Cos., Inc.                  43,726
        980 Cyberonics, Inc. (a)                     42,434
      1,638 DENTSPLY International, Inc.             59,525
      1,499 Edwards Lifesciences Corp. (a)          151,699
        446 Haemonetics Corp. (a)                    32,072
        619 ICU Medical, Inc. (a)                    33,011
        964 IDEXX Laboratories, Inc. (a)             84,996
        592 Integra LifeSciences Holdings (a)        22,768
        223 Intuitive Surgical, Inc. (a)            107,375
        524 Meridian Bioscience, Inc.                 8,756
      1,595 Merit Medical Systems, Inc. (a)          21,548
        715 Neogen Corp. (a)                         27,506
      1,303 NuVasive, Inc. (a)                       27,220
      2,228 ResMed, Inc. (a)                         70,316
        545 Stryker Corp.                            28,356
      1,273 SurModics, Inc. (a)                      20,292
        379 Teleflex, Inc.                           24,157
        690 Thoratec Corp. (a)                       23,674
        873 West Pharmaceutical Services, Inc.       43,458
        467 Zimmer Holdings, Inc.                    27,520
                                              -------------
                                                  1,130,385
                                              -------------
            HEALTH CARE PROVIDERS & SERVICES
               -- 4.5%
        560 Air Methods Corp. (a)                    61,057
      1,055 AMERIGROUP Corp. (a)                     94,823
      1,469 AmSurg Corp. (a)                         43,394
      2,095 Bio-Reference Laboratories,
               Inc. (a)                              51,851
        363 Chemed Corp.                             22,786


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            HEALTH CARE PROVIDERS & SERVICES
               (CONTINUED)
        450 CorVel Corp. (a)                  $      20,763
      1,577 DaVita, Inc. (a)                        155,208
      1,169 Ensign Group (The), Inc.                 32,791
      2,219 Express Scripts Holding Co. (a)         128,569
      1,476 Henry Schein, Inc. (a)                  110,420
      2,783 HMS Holdings Corp. (a)                   95,763
        729 IPC Hospitalist (The) Co. (a)            31,347
        669 Laboratory Corp. of America
               Holdings (a)                          56,256
        384 Landauer, Inc.                           21,873
      3,406 Lincare Holdings, Inc.                  141,008
        536 MWI Veterinary Supply, Inc. (a)          48,824
      2,614 Patterson Cos., Inc.                     89,137
        501 Quest Diagnostics, Inc.                  29,273
      2,118 UnitedHealth Group, Inc.                108,209
                                              -------------
                                                  1,343,352
                                              -------------
            HEALTH CARE TECHNOLOGY -- 0.7%
      1,874 Cerner Corp. (a)                        138,526
        186 Computer Programs & Systems, Inc.         9,207
      1,348 Medidata Solutions, Inc. (a)             47,733
                                              -------------
                                                    195,466
                                              -------------
            HOTELS, RESTAURANTS & LEISURE
               -- 3.6%
      1,986 Bally Technologies, Inc. (a)             86,808
         57 Biglari Holdings, Inc. (a)               21,418
        508 Buffalo Wild Wings, Inc. (a)             36,876
        295 CEC Entertainment, Inc.                  10,166
      2,900 Cheesecake Factory (The), Inc. (a)       97,208
        162 Chipotle Mexican Grill, Inc. (a)         47,357
        877 Cracker Barrel Old Country Store,
               Inc.                                  54,953
      1,780 Darden Restaurants, Inc.                 91,100
      2,317 Interval Leisure Group, Inc.             42,494
        996 Life Time Fitness, Inc. (a)              45,228
      3,161 Marriott International, Inc.,
               Class A                              115,124
      3,933 Multimedia Games Holding Co.,
               Inc. (a)                              55,652
        165 Panera Bread Co., Class A (a)            25,986
      1,158 Papa John's International, Inc. (a)      59,070
      1,596 Shuffle Master, Inc. (a)                 23,317
      1,690 Starbucks Corp.                          76,523
      1,168 Starwood Hotels & Resorts
               Worldwide, Inc.                       63,247
      2,390 Texas Roadhouse, Inc.                    41,371
        962 Yum! Brands, Inc.                        62,376
                                              -------------
                                                  1,056,274
                                              -------------
            HOUSEHOLD DURABLES -- 0.8%
        956 Blyth, Inc.                              32,772
     14,475 PulteGroup, Inc. (a)                    163,567
      2,153 Ryland Group (The), Inc.                 51,414
                                              -------------
                                                    247,753
                                              -------------


Page 68                 See Notes to Financial Statements

FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND

JULY 31, 2012


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            HOUSEHOLD PRODUCTS -- 1.6%
      1,671 Church & Dwight Co., Inc.         $      96,266
        855 Clorox (The) Co.                         62,167
        866 Colgate-Palmolive Co.                    92,974
        924 Energizer Holdings, Inc. (a)             71,860
      1,479 Kimberly-Clark Corp.                    128,540
        663 WD-40 Co.                                31,857
                                              -------------
                                                    483,664
                                              -------------
            INDUSTRIAL CONGLOMERATES -- 0.6%
      2,185 Carlisle Cos., Inc.                     110,321
      1,190 Danaher Corp.                            62,844
                                              -------------
                                                    173,165
                                              -------------
            INSURANCE -- 1.6%
        705 Aflac, Inc.                              30,865
        642 Aon PLC                                  31,586
      2,643 Arthur J. Gallagher & Co.                93,774
      2,549 Brown & Brown, Inc.                      64,337
        851 Chubb (The) Corp.                        61,859
        665 eHealth, Inc. (a)                        12,216
        573 Infinity Property & Casualty Corp.       33,125
        660 Navigators Group (The), Inc. (a)         31,964
        120 ProAssurance Corp.                       10,748
        156 RLI Corp.                                10,048
      1,412 Travelers (The) Cos., Inc.               88,462
                                              -------------
                                                    468,984
                                              -------------
            INTERNET & CATALOG RETAIL -- 1.7%
        678 Amazon.com, Inc. (a)                    158,177
      1,875 Expedia, Inc.                           106,856
      2,871 HSN, Inc.                               121,616
        186 Priceline.com, Inc. (a)                 123,084
                                              -------------
                                                    509,733
                                              -------------
            INTERNET SOFTWARE & SERVICES
               -- 2.3%
      3,576 Blucora, Inc. (a)                        54,534
      1,097 DealerTrack Holdings, Inc. (a)           32,000
      3,687 eBay, Inc. (a)                          163,334
        660 Equinix, Inc. (a)                       117,599
         52 Google, Inc., Class A (a)                32,914
        406 j2 Global, Inc.                          12,152
      1,076 Liquidity Services, Inc. (a)             49,195
      2,889 LivePerson, Inc. (a)                     54,024
        237 OpenTable, Inc. (a)                       8,617
        434 Stamps.com, Inc. (a)                      9,179
      3,555 Verisign, Inc. (a)                      157,913
                                              -------------
                                                    691,461
                                              -------------
            IT SERVICES -- 4.8%
      1,500 Accenture PLC, Class A                   90,450
        858 Alliance Data Systems Corp. (a)         111,540
        540 Automatic Data Processing, Inc.          30,537
        194 CACI International, Inc.,
               Class A (a)                           10,951
      1,458 Cardtronics, Inc. (a)                    45,212


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            IT SERVICES (CONTINUED)
      2,549 CSG Systems International,
               Inc. (a)                       $      44,939
        894 Exlservice Holdings, Inc. (a)            22,037
      1,248 Fiserv, Inc. (a)                         87,522
        315 Forrester Research, Inc.                  8,990
      2,153 Gartner, Inc. (a)                        95,572
      1,831 Heartland Payment Systems, Inc.          58,043
      2,588 iGATE Corp. (a)                          41,149
        153 International Business Machines
               Corp.                                 29,985
      1,342 Jack Henry & Associates, Inc.            46,608
      2,750 Lender Processing Services, Inc.         67,842
        287 MasterCard, Inc., Class A               125,296
      1,064 MAXIMUS, Inc.                            53,732
      1,388 NeuStar, Inc., Class A (a)               49,149
        956 Paychex, Inc.                            31,252
      2,151 Teradata Corp. (a)                      145,451
      1,002 Visa, Inc., Class A                     129,328
      1,502 Wright Express Corp. (a)                 96,699
                                              -------------
                                                  1,422,284
                                              -------------
            LEISURE EQUIPMENT & PRODUCTS
               -- 0.9%
      1,487 Brunswick Corp.                          32,699
      1,910 Mattel, Inc.                             67,175
      1,621 Polaris Industries, Inc.                121,834
        823 Sturm, Ruger & Co., Inc.                 40,681
                                              -------------
                                                    262,389
                                              -------------
            LIFE SCIENCES TOOLS & SERVICES
               -- 0.6%
        969 Covance, Inc. (a)                        45,485
        668 Life Technologies Corp. (a)              29,312
      1,349 Luminex Corp. (a)                        23,108
        148 Mettler-Toledo International,
               Inc. (a)                              22,910
      1,561 PAREXEL International Corp. (a)          42,959
        311 Techne Corp.                             21,484
                                              -------------
                                                    185,258
                                              -------------
            MACHINERY -- 3.2%
      1,114 Deere & Co.                              85,577
        694 Donaldson Co., Inc.                      23,686
      1,080 Flowserve Corp.                         129,578
        503 Graco, Inc.                              23,078
      2,117 Lincoln Electric Holdings, Inc.          84,426
        509 Lindsay Corp.                            36,088
        452 Nordson Corp.                            23,170
      1,211 Pentair, Inc.                            53,078
      1,990 Snap-on, Inc.                           134,882
        355 SPX Corp.                                21,556
        267 Tennant Co.                              11,126
      1,202 Toro (The) Co.                           45,195
        958 Valmont Industries, Inc.                118,677
      1,485 Wabtec Corp.                            117,582
      1,175 Woodward, Inc.                           39,445
                                              -------------
                                                    947,144
                                              -------------


                        See Notes to Financial Statements                Page 69

FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND

JULY 31, 2012


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            MARINE -- 0.3%
      3,301 Matson, Inc.                      $      81,073
                                              -------------
            MEDIA -- 2.3%
      5,070 Cinemark Holdings, Inc.                 118,536
      1,846 DIRECTV, Class A (a)                     91,672
      2,868 Discovery Communications, Inc.,
                Class A (a)                         145,207
      1,854 Omnicom Group, Inc.                      93,034
      2,179 Scripps Networks Interactive,
               Class A                              117,339
      1,098 Time Warner Cable, Inc.                  93,253
        639 Viacom, Inc., Class B                    29,848
                                              -------------
                                                    688,889
                                              -------------
            METALS & MINING -- 0.4%
        304 Compass Minerals International,
               Inc.                                  21,991
      1,478 Royal Gold, Inc.                        111,855
                                              -------------
                                                    133,846
                                              -------------
            MULTILINE RETAIL -- 1.6%
      3,038 Big Lots, Inc. (a)                      123,069
      2,330 Family Dollar Stores, Inc.              153,966
      1,247 Nordstrom, Inc.                          67,513
      2,129 Target Corp.                            129,124
                                              -------------
                                                    473,672
                                              -------------
            MULTI-UTILITIES -- 0.4%
      1,525 Alliant Energy Corp.                     71,233
        334 CH Energy Group, Inc.                    21,720
        556 Dominion Resources, Inc.                 30,196
                                              -------------
                                                    123,149
                                              -------------
            OIL, GAS & CONSUMABLE FUELS
               -- 0.8%
      2,287 Cabot Oil & Gas Corp.                    96,488
      1,155 EQT Corp.                                65,142
      1,001 Range Resources Corp.                    62,663
                                              -------------
                                                    224,293
                                              -------------
            PAPER & FOREST PRODUCTS -- 0.3%
      1,291 Clearwater Paper Corp. (a)               45,495
        485 Schweitzer-Mauduit International,
               Inc.                                  33,028
                                              -------------
                                                     78,523
                                              -------------
            PERSONAL PRODUCTS -- 0.4%
      2,551 Inter Parfums, Inc.                      41,479
      2,239 Medifast, Inc. (a)                       62,916
                                              -------------
                                                    104,395
                                              -------------
            PHARMACEUTICALS -- 2.8%
      1,398 Abbott Laboratories                      92,701
      3,492 Akorn, Inc. (a)                          47,736
        323 Allergan, Inc.                           26,509
      1,723 Bristol-Myers Squibb Co.                 61,339
        331 Hi-Tech Pharmacal Co., Inc. (a)          11,373


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            PHARMACEUTICALS (CONTINUED)
        445 Johnson & Johnson                 $      30,803
      1,920 Medicines (The) Co. (a)                  48,077
      1,484 Merck & Co., Inc.                        65,548
      1,406 Mylan, Inc. (a)                          32,380
        297 Par Pharmaceutical Cos., Inc. (a)        14,838
      1,313 Perrigo Co.                             149,708
      1,034 Questcor Pharmaceuticals, Inc. (a)       38,124
        809 Salix Pharmaceuticals Ltd. (a)           36,259
      2,093 Watson Pharmaceuticals, Inc. (a)        162,898
                                              -------------
                                                    818,293
                                              -------------
            PROFESSIONAL SERVICES -- 0.9%
        567 Corporate Executive Board (The) Co.      26,156
      2,659 Equifax, Inc.                           124,548
        417 Exponent, Inc. (a)                       21,555
      3,154 Robert Half International, Inc.          85,189
                                              -------------
                                                    257,448
                                              -------------
            REAL ESTATE INVESTMENT TRUSTS
               -- 7.7%
        462 Acadia Realty Trust                      11,060
        319 Alexandria Real Estate Equities,
               Inc.                                  23,440
      1,545 American Campus Communities,
               Inc.                                  73,635
      2,215 American Tower Corp.                    160,167
      2,292 Apartment Investment &
               Management Co., Class A               62,869
        211 AvalonBay Communities, Inc.              31,036
        572 Boston Properties, Inc.                  63,435
        685 Camden Property Trust                    48,847
        995 Colonial Properties Trust                22,537
        413 EastGroup Properties, Inc.               22,087
        482 Equity Residential                       30,515
        452 Essex Property Trust, Inc.               71,127
      1,440 Extra Space Storage, Inc.                47,146
        668 Federal Realty Investment Trust          72,585
      2,806 HCP, Inc.                               132,471
      1,546 Health Care REIT, Inc.                   96,208
      1,386 Healthcare Realty Trust, Inc.            34,040
      1,377 Highwoods Properties, Inc.               46,639
        378 Home Properties, Inc.                    24,801
        910 Kilroy Realty Corp.                      43,079
      1,258 Liberty Property Trust                   45,653
        911 LTC Properties, Inc.                     32,523
      1,570 Macerich (The) Co.                       91,704
        156 Mid-America Apartment
               Communities, Inc.                     10,800
      2,457 National Retail Properties, Inc.         72,481
      3,090 OMEGA Healthcare Investors, Inc.         74,902
        218 Post Properties, Inc.                    11,260
        904 Prologis, Inc.                           29,226
        324 PS Business Parks, Inc.                  21,906
        429 Public Storage                           63,899
        516 Rayonier, Inc.                           24,608
      2,219 Realty Income Corp.                      91,423
      1,461 Regency Centers Corp.                    69,909
        514 Saul Centers, Inc.                       21,403


Page 70                 See Notes to Financial Statements

FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND

JULY 31, 2012


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            REAL ESTATE INVESTMENT TRUSTS
               (CONTINUED)
      2,076 Senior Housing Properties Trust   $      47,229
        796 Simon Property Group, Inc.              127,750
        440 Sovran Self Storage, Inc.                25,124
        687 Tanger Factory Outlet Centers, Inc.      22,121
        901 Taubman Centers, Inc.                    69,845
      1,793 UDR, Inc.                                47,712
        542 Urstadt Biddle Properties, Inc.,
               Class A                               10,293
      2,454 Ventas, Inc.                            165,031
                                              -------------
                                                  2,294,526
                                              -------------
            ROAD & RAIL -- 1.3%
      1,944 J.B. Hunt Transport Services, Inc.      106,959
        666 Kansas City Southern                     48,485
      1,344 Landstar System, Inc.                    66,407
        763 Old Dominion Freight Line, Inc. (a)      32,351
      1,038 Union Pacific Corp.                     127,269
                                              -------------
                                                    381,471
                                              -------------
            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT -- 1.2%
      1,843 Cirrus Logic, Inc. (a)                   67,767
        374 Cymer, Inc. (a)                          21,397
      1,313 Exar Corp. (a)                            9,716
        610 KLA-Tencor Corp.                         31,055
        580 Microsemi Corp. (a)                      11,229
      1,109 Monolithic Power Systems, Inc. (a)       21,492
      3,386 Skyworks Solutions, Inc. (a)             97,957
      1,194 Standard Microsystems Corp. (a)          44,071
      1,399 Ultratech, Inc. (a)                      44,502
        312 Veeco Instruments, Inc. (a)              11,141
                                              -------------
                                                    360,327
                                              -------------
            SOFTWARE -- 4.8%
      2,621 ACI Worldwide, Inc. (a)                 115,350
        928 Adobe Systems, Inc. (a)                  28,657
      2,564 Advent Software, Inc. (a)                58,357
      1,101 ANSYS, Inc. (a)                          66,016
        704 BMC Software, Inc. (a)                   27,878
      4,217 Cadence Design Systems, Inc. (a)         51,532
      1,476 Citrix Systems, Inc. (a)                107,276
        667 CommVault Systems, Inc. (a)              32,363
      1,701 Concur Technologies, Inc. (a)           114,885
      1,644 Fair Isaac Corp.                         71,169
        380 Interactive Intelligence Group,
               Inc. (a)                               9,910
      1,044 Intuit, Inc.                             60,573
        742 JDA Software Group, Inc. (a)             21,948
        723 Manhattan Associates, Inc. (a)           33,757
        453 MICROS Systems, Inc. (a)                 21,626
         82 MicroStrategy, Inc., Class A (a)          9,550
      1,970 Monotype Imaging Holdings,
               Inc. (a)                              28,920
      1,020 NetScout Systems, Inc. (a)               23,827


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            SOFTWARE (CONTINUED)
      1,011 Oracle Corp.                      $      30,532
      1,106 Parametric Technology Corp. (a)          23,823
      4,160 Quest Software, Inc. (a)                116,230
      2,194 Red Hat, Inc. (a)                       117,730
        216 Salesforce.com, Inc. (a)                 26,862
      1,071 Sourcefire, Inc. (a)                     54,675
      2,362 Synopsys, Inc. (a)                       71,545
      2,323 TIBCO Software, Inc. (a)                 65,253
        819 Tyler Technologies, Inc. (a)             31,957
                                              -------------
                                                  1,422,201
                                              -------------
            SPECIALTY RETAIL -- 5.1%
        340 Advance Auto Parts, Inc.                 23,851
      2,599 Aeropostale, Inc. (a)                    51,252
        244 AutoZone, Inc. (a)                       91,556
      1,002 Bed Bath & Beyond, Inc. (a)              61,072
      1,085 Cato (The) Corp., Class A                30,380
        214 Children's Place Retail Stores
               (The), Inc. (a)                       10,871
      2,414 Dick's Sporting Goods, Inc.             118,576
        549 Genesco, Inc. (a)                        36,355
        763 Hibbett Sports, Inc. (a)                 46,367
      2,923 Home Depot (The), Inc.                  152,522
        706 Limited Brands, Inc.                     33,570
      1,630 Lumber Liquidators Holdings,
               Inc. (a)                              68,933
        740 O'Reilly Automotive, Inc. (a)            63,448
      1,699 PetSmart, Inc.                          112,321
      2,479 Ross Stores, Inc.                       164,705
        873 rue21, Inc. (a)                          21,511
        512 Select Comfort Corp. (a)                 13,317
      3,608 TJX (The) Cos., Inc.                    159,762
      1,116 Tractor Supply Co.                      101,411
      1,089 Urban Outfitters, Inc. (a)               33,269
      1,003 Vitamin Shoppe, Inc. (a)                 55,085
      1,391 Zumiez, Inc. (a)                         50,535
                                              -------------
                                                  1,500,669
                                              -------------
            TEXTILES, APPAREL & LUXURY GOODS
               -- 1.7%
      2,203 Carter's, Inc. (a)                      111,626
        493 Oxford Industries, Inc.                  21,317
        894 PVH Corp.                                71,011
        213 Ralph Lauren Corp.                       30,744
        370 True Religion Apparel, Inc.               9,709
      2,453 Under Armour, Inc., Class A (a)         133,541
        675 VF Corp.                                100,778
        568 Wolverine World Wide, Inc.               25,236
                                              -------------
                                                    503,962
                                              -------------
            THRIFTS & MORTGAGE FINANCE -- 0.1%
        745 Oritani Financial Corp.                  10,497
        685 ViewPoint Financial Group, Inc.          12,059
                                              -------------
                                                     22,556
                                              -------------


                        See Notes to Financial Statements                Page 71

FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND

JULY 31, 2012


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            TOBACCO -- 1.1%
      2,608 Altria Group, Inc.                $      93,810
        470 Lorillard, Inc.                          60,461
      1,033 Philip Morris International, Inc.        94,457
      1,381 Reynolds American, Inc.                  63,899
                                              -------------
                                                    312,627
                                              -------------
            TRADING COMPANIES & DISTRIBUTORS
               -- 0.9%
        712 Kaman Corp.                              23,197
      2,723 United Rentals, Inc. (a)                 78,722
        324 W.W. Grainger, Inc.                      66,365
      1,256 Watsco, Inc.                             85,332
                                              -------------
                                                    253,616
                                              -------------
            WATER UTILITIES -- 0.4%
        835 American States Water Co.                33,943
      2,785 Aqua America, Inc.                       71,407
                                              -------------
                                                    105,350
                                              -------------
            WIRELESS TELECOMMUNICATION
               SERVICES -- 0.4%
      2,112 Crown Castle International
               Corp. (a)                            130,691
                                              -------------
            TOTAL INVESTMENTS -- 100.0%          29,600,216
            (Cost $27,080,138) (b)
            NET OTHER ASSETS AND
               LIABILITIES -- 0.0%                    5,941
                                              -------------
            NET ASSETS -- 100.0%              $  29,606,157
                                              =============


(a) Non-income producing security.

(b) Aggregate cost for federal income tax purposes is $27,129,003. As of July 31, 2012, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $2,805,819 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $334,606.


------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2012 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs


INVESTMENTS              LEVEL 1      LEVEL 2       LEVEL 3
------------------------------------------------------------
Common Stocks*        $29,600,216     $    --       $    --
                      ======================================

* See Portfolio of Investments for industry breakout.

There were no transfers between levels at July 31, 2012.


Page 72                             See Notes to Financial Statements

FIRST TRUST MID CAP VALUE ALPHADEX(R) FUND

PORTFOLIO OF INVESTMENTS
JULY 31, 2012


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS -- 100.0%
            AEROSPACE & DEFENSE -- 2.4%
      1,737 Alliant Techsystems, Inc.         $      80,458
        845 Esterline Technologies Corp. (a)         49,618
      8,909 Exelis, Inc.                             83,745
                                              -------------
                                                    213,821
                                              -------------
            AIR FREIGHT & LOGISTICS -- 0.2%
      1,203 UTi Worldwide, Inc.                      15,940
                                              -------------
            AIRLINES -- 0.8%
     13,260 JetBlue Airways Corp. (a)                73,063
                                              -------------
            AUTOMOBILES -- 0.6%
      1,923 Thor Industries, Inc.                    55,248
                                              -------------
            CAPITAL MARKETS -- 1.7%
        493 Greenhill & Co., Inc.                    19,582
      8,987 Janus Capital Group, Inc.                64,976
      4,058 Jefferies Group, Inc.                    50,887
        883 SEI Investments Co.                      18,702
                                              -------------
                                                    154,147
                                              -------------
            CHEMICALS -- 3.3%
      1,295 Cabot Corp.                              50,505
        899 Cytec Industries, Inc.                   55,342
      1,102 Minerals Technologies, Inc.              70,462
      3,364 Olin Corp.                               68,087
      1,435 Sensient Technologies Corp.              50,871
                                              -------------
                                                    295,267
                                              -------------
            COMMERCIAL BANKS -- 2.8%
      2,664 Associated Banc-Corp.                    33,273
      1,064 Cathay General Bancorp                   17,226
        749 East West Bancorp, Inc.                  16,328
      4,593 First Niagara Financial Group, Inc.      34,815
      1,063 FirstMerit Corp.                         17,221
      1,759 Fulton Financial Corp.                   16,165
      2,700 International BancShares Corp.           49,491
        418 Prosperity Bancshares, Inc.              16,958
        718 Trustmark Corp.                          17,361
      1,622 Webster Financial Corp.                  33,284
                                              -------------
                                                    252,122
                                              -------------
            COMMERCIAL SERVICES & SUPPLIES
               -- 1.9%
      1,516 Brink's (The) Co.                        35,171
        597 Corrections Corp. of America             18,555
      2,113 Deluxe Corp.                             59,840
      1,897 Herman Miller, Inc.                      34,715
        587 Waste Connections, Inc.                  18,062
                                              -------------
                                                    166,343
                                              -------------
            COMMUNICATIONS EQUIPMENT -- 1.0%
      1,052 Plantronics, Inc.                        34,527
      6,680 Polycom, Inc. (a)                        58,383
                                              -------------
                                                     92,910
                                              -------------


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMPUTERS & PERIPHERALS -- 1.0%
        952 Diebold, Inc.                     $      30,797
      5,133 QLogic Corp. (a)                         59,235
                                              -------------
                                                     90,032
                                              -------------
            CONSTRUCTION & ENGINEERING -- 2.4%
      5,340 AECOM Technology Corp. (a)               86,561
      1,346 Granite Construction, Inc.               34,862
      3,555 KBR, Inc.                                93,283
                                              -------------
                                                    214,706
                                              -------------
            CONTAINERS & PACKAGING -- 1.0%
      1,286 Greif, Inc., Class A                     55,633
      1,165 Sonoco Products Co.                      35,311
                                              -------------
                                                     90,944
                                              -------------
            DIVERSIFIED CONSUMER SERVICES
               -- 0.9%
      1,622 Matthews International Corp.,
               Class A                               47,038
      1,420 Service Corp. International              18,247
        527 Sotheby's                                15,467
                                              -------------
                                                     80,752
                                              -------------
            ELECTRIC UTILITIES -- 4.7%
      1,260 Cleco Corp.                              55,138
      3,282 Great Plains Energy, Inc.                72,795
        616 Hawaiian Electric Industries, Inc.       17,550
      1,253 IDACORP, Inc.                            52,876
      1,999 NV Energy, Inc.                          36,562
        678 OGE Energy Corp.                         36,008
      4,496 PNM Resources, Inc.                      93,517
      1,760 Westar Energy, Inc.                      53,785
                                              -------------
                                                    418,231
                                              -------------
            ELECTRICAL EQUIPMENT -- 0.8%
      2,709 General Cable Corp. (a)                  70,786
                                              -------------
            ELECTRONIC EQUIPMENT, INSTRUMENTS
               & COMPONENTS -- 4.6%
      2,677 Arrow Electronics, Inc. (a)              90,349
      2,847 Avnet, Inc. (a)                          89,680
      4,023 Ingram Micro, Inc., Class A (a)          60,305
      1,459 Tech Data Corp. (a)                      73,096
      9,315 Vishay Intertechnology, Inc. (a)         91,939
                                              -------------
                                                    405,369
                                              -------------
            ENERGY EQUIPMENT & SERVICES
               -- 5.8%
      2,321 Atwood Oceanics, Inc. (a)               103,354
      5,353 Helix Energy Solutions Group,
               Inc. (a)                              95,712
      6,033 Patterson-UTI Energy, Inc.               93,391
      4,342 Superior Energy Services, Inc. (a)       94,091
        758 Tidewater, Inc.                          36,816
      2,381 Unit Corp. (a)                           94,668
                                              -------------
                                                    518,032
                                              -------------


                        See Notes to Financial Statements                Page 73

FIRST TRUST MID CAP VALUE ALPHADEX(R) FUND

JULY 31, 2012


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            FOOD & STAPLES RETAILING -- 0.4%
        857 Harris Teeter Supermarkets, Inc.  $       35,428
                                              -------------
            FOOD PRODUCTS -- 0.8%
      4,061 Smithfield Foods, Inc. (a)               75,129
                                              -------------
            GAS UTILITIES -- 1.6%
      1,002 Atmos Energy Corp.                       35,922
        748 National Fuel Gas Co.                    36,607
      1,791 UGI Corp.                                54,894
        442 WGL Holdings, Inc.                       17,879
                                              -------------
                                                    145,302
                                              -------------
            HEALTH CARE EQUIPMENT &
               SUPPLIES -- 1.1%
      1,708 Hill-Rom Holdings, Inc.                  44,664
      1,680 STERIS Corp.                             50,619
                                              -------------
                                                     95,283
                                              -------------
            HEALTH CARE PROVIDERS &
               SERVICES -- 4.9%
      2,507 Community Health Systems, Inc. (a)       61,697
      4,476 Health Management Associates,
               Inc., Class A (a)                     29,452
      1,448 Health Net, Inc. (a)                     31,885
      2,144 LifePoint Hospitals, Inc. (a)            81,729
        563 Omnicare, Inc.                           17,684
        574 Owens & Minor, Inc.                      16,193
      1,628 Universal Health Services, Inc.,
               Class B                               63,622
      1,599 VCA Antech, Inc. (a)                     29,102
      1,657 WellCare Health Plans, Inc. (a)         107,407
                                              -------------
                                                    438,771
                                              -------------
            HOTELS, RESTAURANTS & LEISURE -- 2.9%
      1,748 Bob Evans Farms, Inc.                    67,333
        551 Brinker International, Inc.              17,858
      2,684 International Speedway Corp.,
               Class A                               68,818
      2,055 Scientific Games Corp., Class A (a)      17,385
      3,722 Wendy's (The) Co.                        17,084
      3,523 WMS Industries, Inc. (a)                 64,717
                                              -------------
                                                    253,195
                                              -------------
            HOUSEHOLD DURABLES -- 0.4%
        503 Mohawk Industries, Inc. (a)              33,414
                                              -------------
            INSURANCE -- 6.9%
        259 Alleghany Corp. (a)                      89,565
      1,344 American Financial Group, Inc.           50,682
        608 Aspen Insurance Holdings Ltd.            17,474
        509 Everest Re Group, Ltd.                   51,765
      1,824 Fidelity National Financial, Inc.,
               Class A                               33,963
      3,108 First American Financial Corp.           56,938
      1,679 HCC Insurance Holdings, Inc.             51,445


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            INSURANCE (CONTINUED)
      1,686 Mercury General Corp.             $      61,067
      2,390 Protective Life Corp.                    66,705
      1,321 Reinsurance Group of America, Inc.       73,540
      1,418 StanCorp Financial Group, Inc.           42,200
        451 W. R. Berkley Corp.                      16,520
                                              -------------
                                                    611,864
                                              -------------
            INTERNET SOFTWARE & SERVICES
               -- 1.7%
        626 AOL, Inc. (a)                            19,944
      8,268 Monster Worldwide, Inc. (a)              59,943
      4,288 ValueClick, Inc. (a)                     67,365
                                              -------------
                                                    147,252
                                              -------------
            IT SERVICES -- 3.2%
      2,325 Acxiom Corp. (a)                         38,990
        826 Broadridge Financial Solutions,
               Inc.                                  17,486
      5,948 Convergys Corp.                          87,674
        960 CoreLogic, Inc. (a)                      22,080
        647 DST Systems, Inc.                        34,873
      3,743 ManTech International Corp.,
               Class A                               82,084
                                              -------------
                                                    283,187
                                              -------------
            LIFE SCIENCES TOOLS & SERVICES
               -- 0.4%
      1,073 Charles River Laboratories
               International, Inc. (a)               36,514
                                              -------------
            MACHINERY -- 5.8%
      1,921 AGCO Corp. (a)                           84,217
        365 CLARCOR, Inc.                            17,648
      1,724 Harsco Corp.                             36,635
        901 IDEX Corp.                               34,373
      2,650 Kennametal, Inc.                         97,785
      3,354 Oshkosh Corp. (a)                        75,532
        985 Terex Corp. (a)                          19,207
      1,918 Timken (The) Co.                         69,432
      2,813 Trinity Industries, Inc.                 78,764
                                              -------------
                                                    513,593
                                              -------------
            MARINE -- 0.9%
      1,493 Kirby Corp. (a)                          78,786
                                              -------------
            MEDIA -- 2.9%
        922 DreamWorks Animation SKG, Inc.,
               Class A (a)                           17,702
        717 John Wiley & Sons, Inc., Class A         34,165
      1,100 Meredith Corp.                           36,344
      3,119 Scholastic Corp.                         93,976
      3,231 Valassis Communications, Inc. (a)        72,859
                                              -------------
                                                    255,046
                                              -------------
            METALS & MINING -- 3.3%
      4,170 Commercial Metals Co.                    53,751
      1,740 Reliance Steel & Aluminum Co.            89,575
      7,476 Steel Dynamics, Inc.                     96,366


Page 74                 See Notes to Financial Statements

FIRST TRUST MID CAP VALUE ALPHADEX(R) FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
JULY 31, 2012


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            METALS & MINING (CONTINUED)
      2,575 Worthington Industries, Inc.      $      55,878
                                              -------------
                                                    295,570
                                              -------------
            MULTILINE RETAIL -- 0.6%
      4,949 Saks, Inc. (a)                           51,618
                                              -------------
            MULTI-UTILITIES -- 1.6%
      1,092 Black Hills Corp.                        34,780
      2,439 MDU Resources Group, Inc.                54,609
      1,785 Vectren Corp.                            53,283
                                              -------------
                                                    142,672
                                              -------------
            OIL, GAS & CONSUMABLE FUELS -- 5.2%
     10,200 Arch Coal, Inc.                          73,542
      1,557 Energen Corp.                            79,734
     11,984 Forest Oil Corp. (a)                     82,091
      2,479 HollyFrontier Corp.                      92,690
        999 Plains Exploration & Production
               Co. (a)                               39,920
     16,208 Quicksilver Resources, Inc. (a)          73,260
        462 World Fuel Services Corp.                18,706
                                              -------------
                                                    459,943
                                              -------------
            PAPER & FOREST PRODUCTS -- 1.0%
      1,145 Domtar Corp.                             84,570
                                              -------------
            PROFESSIONAL SERVICES -- 1.9%
      4,897 Korn/Ferry International (a)             64,444
      1,917 Manpower, Inc.                           68,207
        587 Towers Watson & Co., Class A             34,416
                                              -------------
                                                    167,067
                                              -------------
            REAL ESTATE INVESTMENT TRUSTS
               -- 0.4%
        438 SL Green Realty Corp.                    34,492
                                              -------------
            REAL ESTATE MANAGEMENT &
               DEVELOPMENT -- 0.2%
        250 Jones Lang LaSalle, Inc.                 16,673
                                              -------------
            ROAD & RAIL -- 1.2%
        973 Con-way, Inc.                            34,658
      2,942 Werner Enterprises, Inc.                 67,902
                                              -------------
                                                    102,560
                                              -------------
            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT -- 2.3%
     10,489 Atmel Corp. (a)                          61,466
      4,984 Fairchild Semiconductor
               International, Inc. (a)               69,078
      3,126 Integrated Device Technology,
               Inc. (a)                              15,755
      2,637 International Rectifier Corp. (a)        44,934
      1,650 Intersil Corp., Class A                  15,197
                                              -------------
                                                    206,430
                                              -------------


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            SOFTWARE -- 0.6%
      3,514 Mentor Graphics Corp. (a)         $      53,694
                                              -------------
            SPECIALTY RETAIL -- 8.8%
      3,103 Aaron's, Inc.                            91,011
        890 American Eagle Outfitters, Inc.          18,530
      2,068 ANN, Inc. (a)                            56,001
      2,831 Ascena Retail Group, Inc. (a)            51,921
      2,135 Barnes & Noble, Inc. (a)                 28,331
      3,552 Chico's FAS, Inc.                        54,417
      1,724 Foot Locker, Inc.                        56,927
      2,314 Guess?, Inc.                             69,651
     40,669 Office Depot, Inc. (a)                   72,391
     22,876 RadioShack Corp.                         66,569
      2,604 Rent-A-Center, Inc.                      92,598
      1,597 Signet Jewelers Ltd.                     70,140
      1,507 Williams-Sonoma, Inc.                    52,368
                                              -------------
                                                    780,855
                                              -------------
            THRIFTS & MORTGAGE FINANCE -- 0.6%
      2,804 New York Community Bancorp, Inc.         36,396
      1,040 Washington Federal, Inc.                 16,567
                                              -------------
                                                     52,963
                                              -------------
            TOBACCO -- 0.8%
      1,517 Universal Corp.                          69,084
                                              -------------
            TRADING COMPANIES & DISTRIBUTORS
               -- 0.6%
      1,369 GATX Corp.                               57,594
                                              -------------
            WIRELESS TELECOMMUNICATION
               SERVICES -- 1.1%
      4,126 Telephone & Data Systems, Inc.           99,973
                                              -------------
            TOTAL INVESTMENTS -- 100.0%           8,886,235
            (Cost $9,087,368) (b)
            NET OTHER ASSETS AND
               LIABILITIES -- 0.0%                   (1,279)
                                              -------------
            NET ASSETS -- 100.0%              $   8,884,956
                                              =============


(a) Non-income producing security.

(b) Aggregate cost for federal income tax purposes is $9,198,695. As of July 31, 2012, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $355,166 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $667,626.


                        See Notes to Financial Statements                Page 75

FIRST TRUST MID CAP VALUE ALPHADEX(R) FUND

JULY 31, 2012


------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2012 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs


INVESTMENTS              LEVEL 1      LEVEL 2       LEVEL 3
------------------------------------------------------------
Common Stocks*        $ 8,886,235     $    --       $    --
                      ======================================

* See Portfolio of Investments for industry breakout.

There were no transfers between levels at July 31, 2012.


Page 76                 See Notes to Financial Statements

FIRST TRUST MID CAP GROWTH ALPHADEX(R) FUND

PORTFOLIO OF INVESTMENTS
JULY 31, 2012


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS -- 99.9%
            AEROSPACE & DEFENSE -- 1.8%
      3,967 BE Aerospace, Inc. (a)            $     155,625
      2,309 Triumph Group, Inc.                     144,382
                                              -------------
                                                    300,007
                                              -------------
            AIRLINES -- 0.8%
      3,619 Alaska Air Group, Inc. (a)              126,122
                                              -------------
            BIOTECHNOLOGY -- 2.9%
      1,516 Regeneron Pharmaceuticals, Inc. (a)     204,129
      1,754 United Therapeutics Corp. (a)            96,084
      3,872 Vertex Pharmaceuticals, Inc. (a)        187,831
                                              -------------
                                                    488,044
                                              -------------
            CAPITAL MARKETS -- 1.1%
      1,187 Affiliated Managers Group, Inc. (a)     132,457
      1,430 Waddell & Reed Financial, Inc.,
               Class A                               41,599
                                              -------------
                                                    174,056
                                              -------------
            CHEMICALS -- 3.1%
      1,452 Albemarle Corp.                          84,535
      1,000 NewMarket Corp.                         229,880
      4,125 Valspar (The) Corp.                     207,075
                                              -------------
                                                    521,490
                                              -------------
            COMMERCIAL BANKS -- 1.3%
      1,420 Signature Bank (a)                       91,590
      2,212 SVB Financial Group (a)                 127,876
                                              -------------
                                                    219,466
                                              -------------
            COMMERCIAL SERVICES & SUPPLIES
               -- 1.7%
        767 Clean Harbors, Inc. (a)                  46,434
      4,304 Mine Safety Appliances Co.              147,714
      3,871 Rollins, Inc.                            91,278
                                              -------------
                                                    285,426
                                              -------------
            COMMUNICATIONS EQUIPMENT -- 1.0%
     10,581 Ciena Corp. (a)                         169,613
                                              -------------
            CONSTRUCTION MATERIALS -- 0.2%
        549 Martin Marietta Materials, Inc.          41,252
                                              -------------
            CONTAINERS & PACKAGING -- 2.4%
        848 AptarGroup, Inc.                         42,409
      3,067 Packaging Corp. of America               94,433
      1,588 Rock-Tenn Co., Class A                   92,453
      4,057 Silgan Holdings, Inc.                   167,189
                                              -------------
                                                    396,484
                                              -------------
            DISTRIBUTORS -- 1.4%
      6,482 LKQ Corp. (a)                           229,009
                                              -------------


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            DIVERSIFIED CONSUMER SERVICES
               -- 0.2%
        397 Strayer Education, Inc.           $      28,846
                                              -------------
            DIVERSIFIED FINANCIAL SERVICES
                -- 0.5%
      3,129 CBOE Holdings, Inc.                      89,177
                                              -------------
            DIVERSIFIED TELECOMMUNICATION
               SERVICES -- 1.0%
      6,750 tw telecom, Inc. (a)                    169,628
                                              -------------
            ELECTRICAL EQUIPMENT -- 3.2%
      5,206 AMETEK, Inc.                            161,386
      2,222 Hubbell, Inc., Class B                  182,826
      2,782 Regal-Beloit Corp.                      179,077
                                              -------------
                                                    523,289
                                              -------------
            ELECTRONIC EQUIPMENT, INSTRUMENTS
               & COMPONENTS -- 0.8%
      1,612 National Instruments Corp.               41,654
      1,882 Trimble Navigation Ltd. (a)              83,297
                                              -------------
                                                    124,951
                                              -------------
            ENERGY EQUIPMENT & SERVICES
               -- 1.4%
        972 Dresser-Rand Group, Inc. (a)             45,208
        660 Dril-Quip, Inc. (a)                      48,384
      1,810 Oceaneering International, Inc.          93,559
        654 Oil States International, Inc. (a)       47,546
                                              -------------
                                                    234,697
                                              -------------
            FOOD PRODUCTS -- 3.7%
      9,320 Flowers Foods, Inc.                     199,168
      7,468 Hillshire Brands Co.                    191,256
      1,749 Ingredion, Inc.                          90,808
      1,824 Lancaster Colony Corp.                  126,385
                                              -------------
                                                    607,617
                                              -------------
            GAS UTILITIES -- 0.5%
      4,152 Questar Corp.                            84,493
                                              -------------
            HEALTH CARE EQUIPMENT & SUPPLIES
               -- 2.8%
      1,086 Cooper (The) Cos., Inc.                  81,733
      1,802 IDEXX Laboratories, Inc. (a)            158,882
      4,164 ResMed, Inc. (a)                        131,416
        711 Teleflex, Inc.                           45,319
      1,290 Thoratec Corp. (a)                       44,260
                                              -------------
                                                    461,610
                                              -------------
            HEALTH CARE PROVIDERS & SERVICES
               -- 5.0%
      1,971 AMERIGROUP Corp. (a)                    177,153
      2,758 Henry Schein, Inc. (a)                  206,326
      5,200 HMS Holdings Corp. (a)                  178,932
      6,364 Lincare Holdings, Inc.                  263,470
                                              -------------
                                                    825,881
                                              -------------


                        See Notes to Financial Statements                Page 77

FIRST TRUST MID CAP GROWTH ALPHADEX(R) FUND

JULY 31, 2012


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            HOTELS, RESTAURANTS & LEISURE
               -- 2.9%
      3,712 Bally Technologies, Inc. (a)      $     162,252
      5,419 Cheesecake Factory (The), Inc. (a)      181,645
      1,862 Life Time Fitness, Inc. (a)              84,553
        311 Panera Bread Co., Class A (a)            48,979
                                              -------------
                                                    477,429
                                              -------------
            HOUSEHOLD PRODUCTS -- 1.9%
      3,123 Church & Dwight Co., Inc.               179,916
      1,726 Energizer Holdings, Inc. (a)            134,231
                                              -------------
                                                    314,147
                                              -------------
            INDUSTRIAL CONGLOMERATES -- 1.2%
      4,084 Carlisle Cos., Inc.                     206,201
                                              -------------
            INSURANCE -- 1.8%
      4,939 Arthur J. Gallagher & Co.               175,236
      4,764 Brown & Brown, Inc.                     120,243
                                              -------------
                                                    295,479
                                              -------------
            INTERNET & CATALOG RETAIL -- 1.4%
      5,366 HSN, Inc.                               227,304
                                              -------------
            INTERNET SOFTWARE & SERVICES
               -- 1.3%
      1,233 Equinix, Inc. (a)                       219,696
                                              -------------
            IT SERVICES -- 5.3%
      1,604 Alliance Data Systems Corp. (a)         208,520
      4,023 Gartner, Inc. (a)                       178,581
      2,509 Jack Henry & Associates, Inc.            87,138
      5,139 Lender Processing Services, Inc.        126,779
      2,593 NeuStar, Inc., Class A (a)               91,818
      2,806 Wright Express Corp. (a)                180,650
                                              -------------
                                                    873,486
                                              -------------
            LEISURE EQUIPMENT & PRODUCTS
               -- 1.4%
      3,029 Polaris Industries, Inc.                227,660
                                              -------------
            LIFE SCIENCES TOOLS & SERVICES
               -- 1.0%
      1,810 Covance, Inc. (a)                        84,961
        278 Mettler-Toledo International,
               Inc. (a)                              43,035
        584 Techne Corp.                             40,343
                                              -------------
                                                    168,339
                                              -------------
            MACHINERY -- 5.7%
      1,298 Donaldson Co., Inc.                      44,301
        940 Graco, Inc.                              43,127
      3,955 Lincoln Electric Holdings, Inc.         157,725
        844 Nordson Corp.                            43,263
      2,262 Pentair, Inc.                            99,144
        663 SPX Corp.                                40,257
      1,790 Valmont Industries, Inc.                221,745
      2,775 Wabtec Corp.                            219,725


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            MACHINERY (CONTINUED)
      2,196 Woodward, Inc.                    $      73,720
                                              -------------
                                                    943,007
                                              -------------
            MARINE -- 0.9%
      6,168 Matson, Inc.                            151,486
                                              -------------
            MEDIA -- 1.3%
      9,475 Cinemark Holdings, Inc.                 221,526
                                              -------------
            METALS & MINING -- 1.5%
        568 Compass Minerals International,
               Inc.                                  41,089
      2,762 Royal Gold, Inc.                        209,028
                                              -------------
                                                    250,117
                                              -------------
            MULTI-UTILITIES -- 0.8%
      2,851 Alliant Energy Corp.                    133,170
                                              -------------
            PROFESSIONAL SERVICES -- 0.3%
      1,059 Corporate Executive Board (The)
               Co.                                   48,852
                                              -------------
            REAL ESTATE INVESTMENT TRUSTS
               -- 11.2%
        595 Alexandria Real Estate Equities,
               Inc.                                  43,720
      2,888 American Campus Communities,
               Inc.                                 137,642
      1,280 Camden Property Trust                    91,277
        844 Essex Property Trust, Inc.              132,812
      1,248 Federal Realty Investment Trust         135,608
      2,574 Highwoods Properties, Inc.               87,181
        706 Home Properties, Inc.                    46,321
      2,351 Liberty Property Trust                   85,318
      2,933 Macerich (The) Co.                      171,316
      4,592 National Retail Properties, Inc.        135,464
      5,774 OMEGA Healthcare Investors, Inc.        139,962
        964 Rayonier, Inc.                           45,973
      4,147 Realty Income Corp.                     170,856
      2,731 Regency Centers Corp.                   130,678
      3,880 Senior Housing Properties Trust          88,270
      1,684 Taubman Centers, Inc.                   130,544
      3,352 UDR, Inc.                                89,197
                                              -------------
                                                  1,862,139
                                              -------------
            ROAD & RAIL -- 2.5%
      3,633 J.B. Hunt Transport Services, Inc.      199,888
      1,245 Kansas City Southern                     90,636
      2,512 Landstar System, Inc.                   124,118
                                              -------------
                                                    414,642
                                              -------------
            SEMICONDUCTORS & SEMICONDUCTOR
                EQUIPMENT -- 1.1%
      6,328 Skyworks Solutions, Inc. (a)            183,069
                                              -------------
            SOFTWARE -- 8.7%
      4,897 ACI Worldwide, Inc. (a)                 215,517
      4,792 Advent Software, Inc. (a)               109,066
      2,058 ANSYS, Inc. (a)                         123,398
      7,880 Cadence Design Systems, Inc. (a)         96,293


Page 78                 See Notes to Financial Statements

FIRST TRUST MID CAP GROWTH ALPHADEX(R) FUND

JULY 31, 2012


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            SOFTWARE (CONTINUED)
      3,179 Concur Technologies, Inc. (a)     $     214,710
      3,073 Fair Isaac Corp.                        133,030
        846 MICROS Systems, Inc. (a)                 40,388
      2,066 Parametric Technology Corp. (a)          44,502
      7,774 Quest Software, Inc. (a)                217,205
      4,414 Synopsys, Inc. (a)                      133,700
      4,342 TIBCO Software, Inc. (a)                121,967
                                              -------------
                                                  1,449,776
                                              -------------
            SPECIALTY RETAIL -- 4.6%
        635 Advance Auto Parts, Inc.                 44,545
      4,857 Aeropostale, Inc. (a)                    95,780
      4,511 Dick's Sporting Goods, Inc.             221,580
      3,176 PetSmart, Inc.                          209,966
      2,085 Tractor Supply Co.                      189,464
                                              -------------
                                                    761,335
                                              -------------
            TEXTILES, APPAREL & LUXURY GOODS
               -- 3.6%
      4,116 Carter's, Inc. (a)                      208,558
      1,670 PVH Corp.                               132,648
      4,583 Under Armour, Inc., Class A (a)         249,498
                                              -------------
                                                    590,704
                                              -------------
            TRADING COMPANIES & DISTRIBUTORS
               -- 1.9%
      5,088 United Rentals, Inc. (a)                147,094
      2,347 Watsco, Inc.                            159,455
                                              -------------
                                                    306,549
                                              -------------
            WATER UTILITIES -- 0.8%
      5,205 Aqua America, Inc.                      133,456
                                              -------------
            TOTAL INVESTMENTS -- 99.9%           16,560,727
            (Cost $16,156,352) (b)
            NET OTHER ASSETS AND
               LIABILITIES -- 0.1%                   10,804
                                              -------------
            NET ASSETS -- 100.0%              $  16,571,531
                                              =============


(a) Non-income producing security.

(b) Aggregate cost for federal income tax purposes is $16,346,328. As of July 31, 2012, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $620,623 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $406,224.


------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2012 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs


INVESTMENTS              LEVEL 1      LEVEL 2       LEVEL 3
------------------------------------------------------------
Common Stocks*        $16,560,727     $    --       $    --
                      ======================================

* See Portfolio of Investments for industry breakout.

There were no transfers between levels at July 31, 2012.


                        See Notes to Financial Statements                Page 79

FIRST TRUST SMALL CAP VALUE ALPHADEX(R) FUND

PORTFOLIO OF INVESTMENTS
JULY 31, 2012


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS -- 100.0%
            AEROSPACE & DEFENSE -- 2.9%
      2,796 AAR Corp.                         $      39,731
      1,469 Ceradyne, Inc.                           32,318
      1,214 Curtiss-Wright Corp.                     36,384
        716 Moog, Inc., Class A (a)                  26,055
      2,917 Orbital Sciences Corp. (a)               38,213
                                              -------------
                                                    172,701
                                              -------------
            AIRLINES -- 0.7%
      5,772 SkyWest, Inc.                            40,404
                                              -------------
            AUTO COMPONENTS -- 1.5%
        531 Drew Industries, Inc. (a)                14,263
      2,677 Standard Motor Products, Inc.            37,638
      2,302 Superior Industries International,
               Inc.                                  39,341
                                              -------------
                                                     91,242
                                              -------------
            BIOTECHNOLOGY -- 0.4%
      1,465 Emergent Biosolutions, Inc. (a)          21,404
                                              -------------
            BUILDING PRODUCTS -- 1.2%
      2,851 Gibraltar Industries, Inc. (a)           27,141
      3,449 Griffon Corp.                            30,317
        251 Simpson Manufacturing Co., Inc.           6,084
        190 Universal Forest Products, Inc.           6,067
                                              -------------
                                                     69,609
                                              -------------
            CAPITAL MARKETS -- 1.7%
      1,939 Calamos Asset Management, Inc.,
               Class A                               20,495
      3,309 Prospect Capital Corp.                   36,664
        239 Stifel Financial Corp. (a)                7,194
        465 Virtus Investment Partners,
               Inc. (a)                              38,930
                                              -------------
                                                    103,283
                                              -------------
            CHEMICALS -- 3.6%
      1,491 A. Schulman, Inc.                        32,593
      1,041 Calgon Carbon Corp. (a)                  14,408
      1,720 Kraton Performance Polymers,
               Inc. (a)                              40,282
        957 LSB Industries, Inc. (a)                 30,748
      1,558 OM Group, Inc. (a)                       24,461
      1,082 PolyOne Corp.                            15,938
      2,589 Tredegar Corp.                           38,343
      1,078 Zep, Inc.                                16,450
                                              -------------
                                                    213,223
                                              -------------
            COMMERCIAL BANKS -- 3.5%
        829 Boston Private Financial Holdings,
               Inc.                                   7,801
        220 City Holding Co.                          7,271
        393 Columbia Banking System, Inc.             7,094
        546 Community Bank System, Inc.              15,020
        681 F.N.B. Corp.                              7,409
      1,868 First BanCorp (a)                         7,061
        463 First Financial Bancorp                   7,389
        674 First Midwest Bancorp, Inc.               7,616


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMERCIAL BANKS (CONTINUED)
        253 Independent Bank Corp.            $       7,517
        773 National Penn Bancshares, Inc.            6,833
        685 NBT Bancorp, Inc.                        14,392
      1,232 Old National Bancorp                     15,080
        758 Pinnacle Financial Partners,
               Inc. (a)                              14,819
        501 PrivateBancorp, Inc.                      7,675
        801 S&T Bancorp, Inc.                        13,217
        636 Simmons First National Corp.,
               Class A                               14,844
        718 Susquehanna Bancshares, Inc.              7,654
        196 Tompkins Financial Corp.                  7,695
        562 Umpqua Holdings Corp.                     7,014
      2,700 Wilshire Bancorp, Inc. (a)               17,118
        208 Wintrust Financial Corp.                  7,636
                                              -------------
                                                    208,155
                                              -------------
            COMMERCIAL SERVICES & SUPPLIES
               -- 3.3%
        757 ABM Industries, Inc.                     14,080
      1,019 Consolidated Graphics, Inc. (a)          24,161
        712 G&K Services, Inc., Class A              22,435
        977 Geo Group (The), Inc. (a)                22,588
      1,541 Mobile Mini, Inc. (a)                    22,067
      2,362 Sykes Enterprises, Inc. (a)              34,934
        464 UniFirst Corp.                           29,056
        824 United Stationers, Inc.                  20,773
        370 Viad Corp.                                6,412
                                              -------------
                                                    196,506
                                              -------------
            COMMUNICATIONS EQUIPMENT -- 1.6%
      1,036 Comtech Telecommunications Corp.         28,303
      1,445 Digi International, Inc. (a)             13,222
      3,474 Harmonic, Inc. (a)                       14,730
      2,786 Oplink Communications, Inc. (a)          36,942
                                              -------------
                                                     93,197
                                              -------------
            COMPUTERS & PERIPHERALS -- 0.1%
        467 Super Micro Computer, Inc. (a)            5,795
                                              -------------
            CONSTRUCTION & ENGINEERING -- 1.1%
      1,241 Aegion Corp. (a)                         21,593
      1,590 Dycom Industries, Inc. (a)               27,698
        532 EMCOR Group, Inc.                        14,008
                                              -------------
                                                     63,299
                                              -------------
            CONTAINERS & PACKAGING -- 0.2%
        862 Myers Industries, Inc.                   14,171
                                              -------------
            DISTRIBUTORS -- 0.5%
      4,044 Voxx International Corp. (a)             30,290
                                              -------------
            DIVERSIFIED CONSUMER SERVICES
               -- 1.8%
      3,318 Career Education Corp. (a)               15,628
     13,042 Corinthian Colleges, Inc. (a)            26,345


Page 80                 See Notes to Financial Statements

FIRST TRUST SMALL CAP VALUE ALPHADEX(R) FUND

JULY 31, 2012


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            DIVERSIFIED CONSUMER SERVICES
               (CONTINUED)
      1,208 Hillenbrand, Inc.                 $      20,886
      5,799 Lincoln Educational Services Corp.       25,284
      1,643 Universal Technical Institute,
               Inc.                                  18,878
                                              -------------
                                                    107,021
                                              -------------
            DIVERSIFIED FINANCIAL SERVICES
               -- 0.2%
      1,005 Interactive Brokers Group, Inc.,
               Class A                               13,919
                                              -------------
            DIVERSIFIED TELECOMMUNICATION
               SERVICES -- 1.3%
      3,279 Cbeyond, Inc. (a)                        23,379
      1,781 General Communication, Inc.,
               Class A (a)                           16,813
      2,860 Neutral Tandem, Inc. (a)                 39,067
                                              -------------
                                                     79,259
                                              -------------
            ELECTRIC UTILITIES -- 1.3%
        354 ALLETE, Inc.                             14,677
        669 El Paso Electric Co.                     22,646
        413 UIL Holdings Corp.                       15,297
        578 UNS Energy Corp.                         23,525
                                              -------------
                                                     76,145
                                              -------------
            ELECTRICAL EQUIPMENT -- 1.2%
        444 Belden, Inc.                             14,266
      1,105 Encore Wire Corp.                        30,277
        844 EnerSys (a)                              28,822
                                              -------------
                                                     73,365
                                              -------------
            ELECTRONIC EQUIPMENT, INSTRUMENTS
               & COMPONENTS -- 7.6%
        558 Anixter International, Inc.              31,756
      2,122 Benchmark Electronics, Inc. (a)          33,443
      5,470 Brightpoint, Inc. (a)                    49,066
      2,356 CTS Corp.                                20,968
      2,141 Daktronics, Inc.                         16,550
        626 Electro Scientific Industries, Inc.       7,769
      2,240 Insight Enterprises, Inc. (a)            37,542
        455 Measurement Specialties, Inc. (a)        13,550
      1,717 Mercury Computer Systems, Inc. (a)       20,037
      1,739 Methode Electronics, Inc.                15,303
      3,136 Newport Corp. (a)                        35,280
        286 Park Electrochemical Corp.                7,725
      1,049 Plexus Corp. (a)                         30,127
      1,991 Rofin-Sinar Technologies, Inc. (a)       36,097
        966 ScanSource, Inc. (a)                     27,889
      1,093 SYNNEX Corp. (a)                         36,976
      3,145 TTM Technologies, Inc. (a)               34,406
                                              -------------
                                                    454,484
                                              -------------
            ENERGY EQUIPMENT & SERVICES
               -- 3.2%
      3,652 Basic Energy Services, Inc. (a)          39,515


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            ENERGY EQUIPMENT & SERVICES
               (CONTINUED)
        546 Bristow Group, Inc.               $      24,990
        580 Exterran Holdings, Inc. (a)               8,567
        525 Gulf Island Fabrication, Inc.            14,600
      2,245 ION Geophysical Corp. (a)                14,929
      2,607 Matrix Service Co. (a)                   27,009
      4,729 Pioneer Energy Services Corp. (a)        38,021
      3,113 TETRA Technologies, Inc. (a)             21,573
                                              -------------
                                                    189,204
                                              -------------
            FOOD & STAPLES RETAILING -- 1.5%
        694 Andersons (The), Inc.                    26,351
      1,755 Nash Finch Co.                           33,626
      1,632 Spartan Stores, Inc.                     28,070
                                              -------------
                                                     88,047
                                              -------------
            FOOD PRODUCTS -- 1.8%
        568 Cal-Maine Foods, Inc.                    21,431
      1,795 Darling International, Inc. (a)          29,653
      2,113 Diamond Foods, Inc.                      34,379
        825 Seneca Foods Corp., Class A (a)          20,361
                                              -------------
                                                    105,824
                                              -------------
            GAS UTILITIES -- 1.3%
        558 Laclede Group (The), Inc.                23,313
        170 New Jersey Resources Corp.                7,803
        311 Northwest Natural Gas Co.                15,143
        230 Piedmont Natural Gas Co., Inc.            7,309
        509 Southwest Gas Corp.                      22,732
                                              -------------
                                                     76,300
                                              -------------
            HEALTH CARE EQUIPMENT & SUPPLIES
               -- 1.4%
      4,244 CryoLife, Inc. (a)                       23,597
      1,303 Greatbatch, Inc. (a)                     29,747
        480 Invacare Corp.                            6,763
      1,741 Palomar Medical Technologies,
               Inc. (a)                              13,945
        862 Symmetry Medical, Inc. (a)                6,681
                                              -------------
                                                     80,733
                                              -------------
            HEALTH CARE PROVIDERS & SERVICES
               -- 3.3%
      1,687 Almost Family, Inc. (a)                  37,131
      1,248 AMN Healthcare Services, Inc. (a)         7,288
        736 Centene Corp. (a)                        27,998
      5,079 Cross Country Healthcare, Inc. (a)       23,160
        577 Hanger, Inc. (a)                         14,869
      3,011 Kindred Healthcare, Inc. (a)             28,514
        315 Molina Healthcare, Inc. (a)               7,689
      3,452 PharMerica Corp. (a)                     35,521
        705 PSS World Medical, Inc. (a)              14,728
                                              -------------
                                                    196,898
                                              -------------


                        See Notes to Financial Statements                Page 81

FIRST TRUST SMALL CAP VALUE ALPHADEX(R) FUND

JULY 31, 2012


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            HOTELS, RESTAURANTS & LEISURE
               -- 3.4%
      5,235 Boyd Gaming Corp. (a)             $      29,840
        265 Jack in the Box, Inc. (a)                 7,152
      2,151 Marcus (The) Corp.                       28,221
      3,238 Monarch Casino & Resort, Inc. (a)        24,188
      3,076 Pinnacle Entertainment, Inc. (a)         33,375
        970 Red Robin Gourmet Burgers, Inc. (a)      28,955
      5,535 Ruby Tuesday, Inc. (a)                   35,479
      2,242 Ruth's Hospitality Group, Inc. (a)       15,066
                                              -------------
                                                    202,276
                                              -------------
            HOUSEHOLD DURABLES -- 2.9%
      2,578 American Greetings Corp., Class A        34,262
      1,485 Ethan Allen Interiors, Inc.              30,636
      1,112 Helen of Troy Ltd. (a)                   33,871
      3,067 La-Z-Boy, Inc. (a)                       36,681
      2,862 Universal Electronics, Inc. (a)          36,033
                                              -------------
                                                    171,483
                                              -------------
            HOUSEHOLD PRODUCTS -- 0.3%
      1,359 Central Garden & Pet Co.,
               Class A (a)                           15,520
                                              -------------
            INDUSTRIAL CONGLOMERATES -- 0.4%
        521 Standex International Corp.              22,288
                                              -------------
            INSURANCE -- 3.4%
        285 AMERISAFE, Inc. (a)                       7,115
        820 Employers Holdings, Inc.                 14,661
      1,270 Horace Mann Educators Corp.              22,149
      3,367 Meadowbrook Insurance Group, Inc.        23,704
      2,209 National Financial Partners
               Corp. (a)                             32,804
      3,011 Presidential Life Corp.                  41,823
        364 Safety Insurance Group, Inc.             15,426
        425 Selective Insurance Group, Inc.           7,335
        482 Stewart Information Services Corp.        8,228
      1,064 Tower Group, Inc.                        19,833
        347 United Fire Group, Inc.                   6,801
                                              -------------
                                                    199,879
                                              -------------
            INTERNET & CATALOG RETAIL -- 0.2%
      1,217 PetMed Express, Inc.                     11,829
                                              -------------
            INTERNET SOFTWARE & SERVICES
               -- 1.5%
        890 Digital River, Inc. (a)                  15,833
        659 Perficient, Inc. (a)                      8,758
      3,196 QuinStreet, Inc. (a)                     28,988
      8,932 United Online, Inc.                      37,872
                                              -------------
                                                     91,451
                                              -------------
            IT SERVICES -- 2.0%
      9,307 NCI, Inc., Class A (a)                   55,191
      2,356 TeleTech Holdings, Inc. (a)              38,780
      1,663 Virtusa Corp. (a)                        25,194
                                              -------------
                                                    119,165
                                              -------------


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            LEISURE EQUIPMENT & PRODUCTS
               -- 0.4%
        405 Arctic Cat, Inc. (a)              $      17,820
        462 JAKKS Pacific, Inc.                       7,401
                                              -------------
                                                     25,221
                                              -------------
            LIFE SCIENCES TOOLS & SERVICES
               -- 0.2%
      1,573 Cambrex Corp. (a)                        14,519
                                              -------------
            MACHINERY -- 5.1%
        817 Actuant Corp., Class A                   23,252
      1,186 Albany International Corp.,
               Class A                               21,229
        723 Astec Industries, Inc. (a)               21,112
        914 Barnes Group, Inc.                       21,808
        846 Briggs & Stratton Corp.                  14,754
        801 Cascade Corp.                            37,735
        651 CIRCOR International, Inc.               20,044
        594 EnPro Industries, Inc. (a)               20,475
        203 ESCO Technologies, Inc.                   7,310
        545 John Bean Technologies Corp.              7,984
      1,038 Kaydon Corp.                             21,902
      1,642 Lydall, Inc. (a)                         20,952
        174 Mueller Industries, Inc.                  7,418
        708 Robbins & Myers, Inc.                    32,455
        666 Watts Water Technologies, Inc.,
               Class A                               22,404
                                              -------------
                                                    300,834
                                              -------------
            MEDIA -- 1.1%
      3,047 Digital Generation, Inc. (a)             32,481
      3,238 Harte-Hanks, Inc.                        20,399
      1,612 Live Nation Entertainment,
               Inc. (a)                              14,379
                                              -------------
                                                     67,259
                                              -------------
            METALS & MINING -- 3.0%
        697 A.M. Castle & Co. (a)                     5,081
        784 AMCOL International Corp.                24,069
      1,009 Century Aluminum Co. (a)                  6,165
      1,653 Globe Specialty Metals, Inc.             20,712
        290 Haynes International, Inc.               13,975
        285 Kaiser Aluminum Corp.                    15,544
      1,637 Materion Corp.                           32,134
      2,295 Olympic Steel, Inc.                      35,917
        327 RTI International Metals, Inc. (a)        7,341
      1,010 SunCoke Energy, Inc. (a)                 16,160
                                              -------------
                                                    177,098
                                              -------------
            MULTILINE RETAIL -- 0.9%
      1,936 Fred's, Inc., Class A                    27,491
      5,174 Tuesday Morning Corp. (a)                26,181
                                              -------------
                                                     53,672
                                              -------------
            MULTI-UTILITIES -- 0.8%
        831 Avista Corp.                             23,002
        605 NorthWestern Corp.                       22,343
                                              -------------
                                                     45,345
                                              -------------


Page 82                 See Notes to Financial Statements

FIRST TRUST SMALL CAP VALUE ALPHADEX(R) FUND

JULY 31, 2012


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            OIL, GAS & CONSUMABLE FUELS
               -- 4.4%
      2,229 Cloud Peak Energy, Inc. (a)       $      36,890
      1,802 Comstock Resources, Inc. (a)             29,156
      1,827 Gulfport Energy Corp. (a)                37,636
      1,537 PDC Energy, Inc. (a)                     40,269
      4,032 Penn Virginia Corp.                      27,015
      2,960 PetroQuest Energy, Inc. (a)              16,310
      1,487 Stone Energy Corp. (a)                   39,049
      2,025 Swift Energy Co. (a)                     37,847
                                              -------------
                                                    264,172
                                              -------------
            PAPER & FOREST PRODUCTS -- 1.6%
      1,039 Buckeye Technologies, Inc.               31,295
      2,378 KapStone Paper & Packaging
               Corp. (a)                             39,974
        832 Neenah Paper, Inc.                       22,347
                                              -------------
                                                     93,616
                                              -------------
            PROFESSIONAL SERVICES -- 2.0%
      1,353 CDI Corp.                                21,865
      2,920 Kelly Services, Inc., Class A            34,631
      1,756 Navigant Consulting, Inc. (a)            20,422
        464 On Assignment, Inc. (a)                   7,234
      2,406 Resources Connection, Inc.               27,164
        478 TrueBlue, Inc. (a)                        7,275
                                              -------------
                                                    118,591
                                              -------------
            REAL ESTATE INVESTMENT TRUSTS
               -- 0.8%
        180 Entertainment Properties Trust            8,129

        699 Franklin Street Properties Corp.          7,248
        713 Universal Health Realty Income
               Trust                                 31,044
                                              -------------
                                                     46,421
                                              -------------
            REAL ESTATE MANAGEMENT &
               DEVELOPMENT -- 0.1%
        578 Forestar Group, Inc. (a)                  6,578
                                              -------------
            ROAD & RAIL -- 1.1%
      2,349 Arkansas Best Corp.                      32,158
      1,551 Heartland Express, Inc.                  21,559
        925 Knight Transportation, Inc.              14,180
                                              -------------
                                                     67,897
                                              -------------
            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT -- 3.5%
        551 Advanced Energy Industries,
               Inc. (a)                               6,788
      3,993 Brooks Automation, Inc.                  36,975
      1,456 Cohu, Inc.                               12,522
      1,183 Diodes, Inc. (a)                         22,406
      1,553 Micrel, Inc.                             14,505
      1,023 MKS Instruments, Inc.                    27,007
        963 Nanometrics, Inc. (a)                    14,628
        822 Pericom Semiconductor Corp. (a)           6,609


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT (CONTINUED)
      3,394 Rudolph Technologies, Inc. (a)    $      33,940
      5,381 TriQuint Semiconductor, Inc. (a)         30,349
                                              -------------
                                                    205,729
                                              -------------
            SOFTWARE -- 1.1%
        820 Bottomline Technologies, Inc. (a)        15,572
      1,812 EPIQ Systems, Inc.                       20,458
        355 Progress Software Corp. (a)               6,901
      2,713 VASCO Data Security International,
               Inc. (a)                              25,095
                                              -------------
                                                     68,026
                                              -------------
            SPECIALTY RETAIL -- 6.6%
      3,915 Big 5 Sporting Goods Corp.               29,519
        196 Cabela's, Inc. (a)                        9,004
      1,062 Finish Line (The), Inc., Class A         22,175
        487 Group 1 Automotive, Inc.                 26,176
      3,374 Haverty Furniture Cos., Inc.             38,059
      1,527 Hot Topic, Inc.                          15,514
      3,350 Kirkland's, Inc. (a)                     36,214
      1,284 Lithia Motors, Inc., Class A             35,772
      1,339 Men's Wearhouse (The), Inc.              36,488
      5,849 OfficeMax, Inc. (a)                      26,262
      2,989 Pep Boys-Manny, Moe & Jack (The)         27,110
      2,165 Sonic Automotive, Inc., Class A          37,065
      1,615 Stage Stores, Inc.                       30,588
      2,792 Stein Mart, Inc. (a)                     22,196
                                              -------------
                                                    392,142
                                              -------------
            TEXTILES, APPAREL & LUXURY GOODS
               -- 2.8%
      1,374 Crocs, Inc. (a)                          21,091
      2,069 Fifth & Pacific Cos., Inc. (a)           22,924
      1,694 Iconix Brand Group, Inc. (a)             30,035
        371 Maidenform Brands, Inc. (a)               7,821
        591 Movado Group, Inc.                       13,853
      1,426 Perry Ellis International,
               Inc. (a)                              26,880
     16,177 Quiksilver, Inc. (a)                     46,751
                                              -------------
                                                    169,355
                                              -------------
            THRIFTS & MORTGAGE FINANCE -- 0.8%
        836 Brookline Bancorp, Inc.                   7,031
      1,113 Dime Community Bancshares, Inc.          16,138
        632 Northwest Bancshares, Inc.                7,363
        964 Provident Financial Services, Inc.       14,682
                                              -------------
                                                     45,214
                                              -------------
            TOBACCO -- 0.5%
      8,553 Alliance One International,
               Inc. (a)                              27,883
                                              -------------
            TRADING COMPANIES &
               DISTRIBUTORS -- 0.2%
        402 Applied Industrial Technologies,
               Inc.                                  14,938
                                              -------------


                        See Notes to Financial Statements                Page 83

FIRST TRUST SMALL CAP VALUE ALPHADEX(R) FUND

JULY 31, 2012


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            WIRELESS TELECOMMUNICATION
               SERVICES -- 0.7%
        393 NTELOS Holdings Corp.             $       8,332
      2,931 USA Mobility, Inc.                       32,651
                                              -------------
                                                     40,983
                                              -------------

            TOTAL INVESTMENTS -- 100.0%           5,943,862
            (Cost $6,279,988) (b)
            NET OTHER ASSETS AND
               LIABILITIES -- 0.0%                      (51)
                                              -------------
            NET ASSETS -- 100.0%              $   5,943,811
                                              =============


(a) Non-income producing security.

(b) Aggregate cost for federal income tax purposes is $6,398,876. As of July 31, 2012, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $136,375 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $591,389.


------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2012 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs


INVESTMENTS              LEVEL 1      LEVEL 2       LEVEL 3
------------------------------------------------------------
Common Stocks*        $ 5,943,862     $    --       $    --
                      ======================================

* See Portfolio of Investments for industry breakout.

There were no transfers between levels at July 31, 2012.


Page 84                 See Notes to Financial Statements

FIRST TRUST SMALL CAP GROWTH ALPHADEX(R) FUND

PORTFOLIO OF INVESTMENTS
JULY 31, 2012


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS -- 100.0%
            AEROSPACE & DEFENSE -- 0.9%
        717 Cubic Corp.                       $      34,681
        839 Teledyne Technologies, Inc. (a)          52,270
                                              -------------
                                                     86,951
                                              -------------
            AIR FREIGHT & LOGISTICS -- 0.8%
        520 Forward Air Corp.                        17,399
      1,904 Hub Group, Inc., Class A (a)             56,644
                                              -------------
                                                     74,043
                                              -------------
            AIRLINES -- 1.0%
      1,237 Allegiant Travel Co. (a)                 87,901
                                              -------------
            BEVERAGES -- 0.5%
        427 Boston Beer (The) Co., Inc.,
               Class A (a)                           45,996
                                              -------------
            BIOTECHNOLOGY -- 0.9%
        442 Cubist Pharmaceuticals, Inc. (a)         19,032
      4,430 Spectrum Pharmaceuticals, Inc. (a)       61,976
                                              -------------
                                                     81,008
                                              -------------
            BUILDING PRODUCTS -- 1.3%
      1,410 A.O. Smith Corp.                         69,682
      4,774 NCI Building Systems, Inc. (a)           51,368
                                              -------------
                                                    121,050
                                              -------------
            CHEMICALS -- 5.0%
      3,241 American Vanguard Corp.                  75,807
      2,246 H.B. Fuller Co.                          65,628
      1,354 Hawkins, Inc.                            51,506
      1,221 Innophos Holdings, Inc.                  70,781
      1,014 Koppers Holdings, Inc.                   33,401
      1,865 Quaker Chemical Corp.                    82,564
        915 Stepan Co.                               81,124
                                              -------------
                                                    460,811
                                              -------------
            COMMERCIAL BANKS -- 3.6%
      1,146 Bank of the Ozarks, Inc.                 36,890
      1,439 CVB Financial Corp.                      16,980
      3,289 Hanmi Financial Corp. (a)                36,014
      1,691 Home BancShares, Inc.                    50,984
      1,456 PacWest Bancorp                          33,357
      2,134 Texas Capital Bancshares, Inc. (a)       91,954
      1,346 UMB Financial Corp.                      64,689
                                              -------------
                                                    330,868
                                              -------------
            COMMERCIAL SERVICES & SUPPLIES
               -- 2.7%
      2,909 Encore Capital Group, Inc. (a)           81,452
      1,779 Healthcare Services Group, Inc.          38,569
        755 Portfolio Recovery Associates,
               Inc. (a)                              63,933
      2,643 Tetra Tech, Inc. (a)                     67,952
                                              -------------
                                                    251,906
                                              -------------


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMUNICATIONS EQUIPMENT -- 0.2%
        486 NETGEAR, Inc. (a)                 $      16,830
                                              -------------
            COMPUTERS & PERIPHERALS -- 2.2%
      2,524 3D Systems Corp. (a)                     95,912
      1,739 Stratasys, Inc. (a)                     106,566
                                              -------------
                                                    202,478
                                              -------------
            CONSTRUCTION MATERIALS -- 1.7%
      1,385 Eagle Materials, Inc.                    48,129
     16,733 Headwaters, Inc. (a)                    104,581
                                              -------------
                                                    152,710
                                              -------------
            CONSUMER FINANCE -- 0.7%
        381 Cash America International, Inc.         14,600
        858 First Cash Financial Services,
               Inc. (a)                              34,405
        255 World Acceptance Corp. (a)               18,174
                                              -------------
                                                     67,179
                                              -------------
            DISTRIBUTORS -- 0.9%
      2,130 Pool Corp.                               78,512
                                              -------------
            DIVERSIFIED CONSUMER SERVICES
               -- 0.6%
      1,255 Coinstar, Inc. (a)                       59,600
                                              -------------
            ELECTRICAL EQUIPMENT -- 1.6%
      2,813 AZZ, Inc.                                86,387
      1,011 Franklin Electric Co., Inc.              57,031
                                              -------------
                                                    143,418
                                              -------------
            ELECTRONIC EQUIPMENT, INSTRUMENTS
               & COMPONENTS -- 2.6%
      1,377 Badger Meter, Inc.                       46,667
      1,081 FEI Co.                                  51,574
        295 Littelfuse, Inc.                         15,824
        435 MTS Systems Corp.                        18,909
      1,088 OSI Systems, Inc. (a)                    70,220
        870 Rogers Corp. (a)                         31,189
                                              -------------
                                                    234,383
                                              -------------
            ENERGY EQUIPMENT & SERVICES
               -- 0.4%
        889 Hornbeck Offshore Services,
               Inc. (a)                              37,649
                                              -------------
            FOOD & STAPLES RETAILING -- 1.9%
      1,461 Casey's General Stores, Inc.             86,827
      1,571 United Natural Foods, Inc. (a)           85,305
                                              -------------
                                                    172,132
                                              -------------
            FOOD PRODUCTS -- 4.3%
      1,944 B&G Foods, Inc.                          54,432
      2,695 Calavo Growers, Inc.                     72,711
      1,566 Hain Celestial Group (The),
               Inc. (a)                              87,211
      1,166 J & J Snack Foods Corp.                  67,383
        366 Sanderson Farms, Inc.                    13,480
      2,732 Snyder's-Lance, Inc.                     64,011


                        See Notes to Financial Statements                Page 85

FIRST TRUST SMALL CAP GROWTH ALPHADEX(R) FUND

JULY 31, 2012


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            FOOD PRODUCTS (CONTINUED)
        553 TreeHouse Foods, Inc. (a)         $      30,962
                                              -------------
                                                    390,190
                                              -------------
            HEALTH CARE EQUIPMENT & SUPPLIES
               -- 7.7%
      1,863 Abaxis, Inc. (a)                         66,491
      2,575 Align Technology, Inc. (a)               87,447
        556 Analogic Corp.                           35,595
      3,162 Cantel Medical Corp.                     82,591
      1,534 Cyberonics, Inc. (a)                     66,422
        698 Haemonetics Corp. (a)                    50,193
        969 ICU Medical, Inc. (a)                    51,677
        927 Integra LifeSciences Holdings (a)        35,652
        820 Meridian Bioscience, Inc.                13,702
      2,496 Merit Medical Systems, Inc. (a)          33,721
      1,119 Neogen Corp. (a)                         43,048
      2,039 NuVasive, Inc. (a)                       42,595
      1,992 SurModics, Inc. (a)                      31,753
      1,365 West Pharmaceutical Services, Inc.       67,950
                                              -------------
                                                    708,837
                                              -------------
            HEALTH CARE PROVIDERS & SERVICES
               -- 5.7%
        877 Air Methods Corp. (a)                    95,619
      2,299 AmSurg Corp. (a)                         67,913
      3,279 Bio-Reference Laboratories, Inc. (a)     81,155
        570 Chemed Corp.                             35,779
        703 CorVel Corp. (a)                         32,436
      1,829 Ensign Group (The), Inc.                 51,303
      1,141 IPC Hospitalist (The) Co. (a)            49,063
        601 Landauer, Inc.                           34,233
        839 MWI Veterinary Supply, Inc. (a)          76,425
                                              -------------
                                                    523,926
                                              -------------
            HEALTH CARE TECHNOLOGY -- 1.0%
        293 Computer Programs & Systems, Inc.        14,504
      2,110 Medidata Solutions, Inc. (a)             74,715
                                              -------------
                                                     89,219
                                              -------------
            HOTELS, RESTAURANTS & LEISURE
               -- 5.9%
         89 Biglari Holdings, Inc. (a)               33,442
        796 Buffalo Wild Wings, Inc. (a)             57,782
        461 CEC Entertainment, Inc.                  15,886
      1,372 Cracker Barrel Old Country Store,
               Inc.                                  85,969
      3,626 Interval Leisure Group, Inc.             66,501
      6,155 Multimedia Games Holding Co.,
               Inc. (a)                              87,093
      1,811 Papa John's International, Inc. (a)      92,379
      2,498 Shuffle Master, Inc. (a)                 36,496
      3,741 Texas Roadhouse, Inc.                    64,757
                                              -------------
                                                    540,305
                                              -------------


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            HOUSEHOLD DURABLES -- 1.4%
      1,496 Blyth, Inc.                       $      51,283
      3,369 Ryland Group (The), Inc.                 80,452
                                              -------------
                                                    131,735
                                              -------------
            HOUSEHOLD PRODUCTS -- 0.5%
      1,038 WD-40 Co.                                49,876
                                              -------------
            INSURANCE -- 1.7%
      1,041 eHealth, Inc. (a)                        19,123
        897 Infinity Property & Casualty Corp.       51,856
      1,033 Navigators Group (The), Inc. (a)         50,028
        188 ProAssurance Corp.                       16,839
        246 RLI Corp.                                15,845
                                              -------------
                                                    153,691
                                              -------------
            INTERNET SOFTWARE & SERVICES
               -- 3.7%
      5,596 Blucora, Inc. (a)                        85,339
      1,717 DealerTrack Holdings, Inc. (a)           50,085
        635 j2 Global, Inc.                          19,005
      1,683 Liquidity Services, Inc. (a)             76,947
      4,521 LivePerson, Inc. (a)                     84,543
        373 OpenTable, Inc. (a)                      13,562
        680 Stamps.com, Inc. (a)                     14,382
                                              -------------
                                                    343,863
                                              -------------
            IT SERVICES -- 4.9%
        305 CACI International, Inc.,
               Class A (a)                           17,217
      2,282 Cardtronics, Inc. (a)                    70,765
      3,989 CSG Systems International, Inc. (a)      70,326
      1,399 Exlservice Holdings, Inc. (a)            34,485
        495 Forrester Research, Inc.                 14,127
      2,865 Heartland Payment Systems, Inc.          90,821
      4,050 iGATE Corp. (a)                          64,395
      1,665 MAXIMUS, Inc.                            84,083
                                              -------------
                                                    446,219
                                              -------------
            LEISURE EQUIPMENT & PRODUCTS
               -- 1.3%
      2,327 Brunswick Corp.                          51,171
      1,288 Sturm, Ruger & Co., Inc.                 63,666
                                              -------------
                                                    114,837
                                              -------------
            LIFE SCIENCES TOOLS & SERVICES
               -- 1.1%
      2,111 Luminex Corp. (a)                        36,161
      2,442 PAREXEL International Corp. (a)          67,204
                                              -------------
                                                    103,365
                                              -------------
            MACHINERY -- 1.6%
        797 Lindsay Corp.                            56,507
        420 Tennant Co.                              17,501
      1,881 Toro (The) Co.                           70,726
                                              -------------
                                                    144,734
                                              -------------
            MULTI-UTILITIES -- 0.4%
        525 CH Energy Group, Inc.                    34,141
                                              -------------


Page 86                 See Notes to Financial Statements

FIRST TRUST SMALL CAP GROWTH ALPHADEX(R) FUND

JULY 31, 2012


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            PAPER & FOREST PRODUCTS -- 1.3%
      2,020 Clearwater Paper Corp. (a)        $      71,185
        759 Schweitzer-Mauduit International,
               Inc.                                  51,688
                                              -------------
                                                    122,873
                                              -------------
            PERSONAL PRODUCTS -- 1.8%
      3,992 Inter Parfums, Inc.                      64,910
      3,503 Medifast, Inc. (a)                       98,434
                                              -------------
                                                    163,344
                                              -------------
            PHARMACEUTICALS -- 3.4%
      5,464 Akorn, Inc. (a)                          74,693
        518 Hi-Tech Pharmacal Co., Inc. (a)          17,799
      3,005 Medicines (The) Co. (a)                  75,245
        464 Par Pharmaceutical Cos., Inc. (a)        23,181
      1,619 Questcor Pharmaceuticals, Inc. (a)       59,693
      1,266 Salix Pharmaceuticals Ltd. (a)           56,742
                                              -------------
                                                    307,353
                                              -------------
            PROFESSIONAL SERVICES -- 0.4%
        652 Exponent, Inc. (a)                       33,702
                                              -------------
            REAL ESTATE INVESTMENT TRUSTS
               -- 5.7%
        723 Acadia Realty Trust                      17,309
      1,557 Colonial Properties Trust                35,266
        647 EastGroup Properties, Inc.               34,602
      2,253 Extra Space Storage, Inc.                73,763
      2,169 Healthcare Realty Trust, Inc.            53,271
      1,424 Kilroy Realty Corp.                      67,412
      1,425 LTC Properties, Inc.                     50,872
        246 Mid-America Apartment
               Communities, Inc.                     17,031
        343 Post Properties, Inc.                    17,716
        509 PS Business Parks, Inc.                  34,413
        804 Saul Centers, Inc.                       33,479
        688 Sovran Self Storage, Inc.                39,285
      1,075 Tanger Factory Outlet Centers, Inc.      34,615
        848 Urstadt Biddle Properties, Inc.,
               Class A                               16,103
                                              -------------
                                                    525,137
                                              -------------
            ROAD & RAIL -- 0.5%
      1,194 Old Dominion Freight Line,
               Inc. (a)                              50,626
                                              -------------
            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT -- 3.9%
      2,884 Cirrus Logic, Inc. (a)                  106,045
        585 Cymer, Inc. (a)                          33,468
      2,055 Exar Corp. (a)                           15,207
        907 Microsemi Corp. (a)                      17,560
      1,735 Monolithic Power Systems, Inc. (a)       33,624
      1,869 Standard Microsystems Corp. (a)          68,985
      2,189 Ultratech, Inc. (a)                      69,632
        488 Veeco Instruments, Inc. (a)              17,426
                                              -------------
                                                    361,947
                                              -------------


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            SOFTWARE -- 4.2%
      1,043 CommVault Systems, Inc. (a)       $      50,606
        594 Interactive Intelligence Group,
               Inc. (a)                              15,492
      1,161 JDA Software Group, Inc. (a)             34,342
      1,131 Manhattan Associates, Inc. (a)           52,806
        129 MicroStrategy, Inc., Class A (a)         15,023
      3,083 Monotype Imaging Holdings,
               Inc. (a)                              45,259
      1,597 NetScout Systems, Inc. (a)               37,306
      1,677 Sourcefire, Inc. (a)                     85,611
      1,281 Tyler Technologies, Inc. (a)             49,985
                                              -------------
                                                    386,430
                                              -------------
            SPECIALTY RETAIL -- 5.7%
      1,697 Cato (The) Corp., Class A                47,516
        337 Children's Place Retail Stores
               (The), Inc. (a)                       17,120
        860 Genesco, Inc. (a)                        56,949
      1,195 Hibbett Sports, Inc. (a)                 72,620
      2,550 Lumber Liquidators Holdings,
               Inc. (a)                             107,840
      1,366 rue21, Inc. (a)                          33,658
        802 Select Comfort Corp. (a)                 20,860
      1,569 Vitamin Shoppe, Inc. (a)                 86,169
      2,176 Zumiez, Inc. (a)                         79,054
                                              -------------
                                                    521,786
                                              -------------
            TEXTILES, APPAREL & LUXURY GOODS
               -- 1.0%
        771 Oxford Industries, Inc.                  33,338
        579 True Religion Apparel, Inc.              15,193
        889 Wolverine World Wide, Inc.               39,498
                                              -------------
                                                     88,029
                                              -------------
            THRIFTS & MORTGAGE FINANCE -- 0.4%
      1,165 Oritani Financial Corp.                  16,415
      1,072 ViewPoint Financial Group, Inc.          18,872
                                              -------------
                                                     35,287
                                              -------------
            TRADING COMPANIES & DISTRIBUTORS
               -- 0.4%
      1,114 Kaman Corp.                              36,294
                                              -------------
            WATER UTILITIES -- 0.6%
      1,306 American States Water Co.                53,089
                                              -------------
            TOTAL INVESTMENTS -- 100.0%           9,166,260
            (Cost $8,507,509) (b)
            NET OTHER ASSETS AND
               LIABILITIES -- 0.0%                    1,031
                                              -------------
            NET ASSETS -- 100.0%              $   9,167,291
                                              =============


                        See Notes to Financial Statements                Page 87

FIRST TRUST SMALL CAP GROWTH ALPHADEX(R) FUND

JULY 31, 2012


(a) Non-income producing security.

(b) Aggregate cost for federal income tax purposes is $8,582,885. As of July 31, 2012, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $787,023 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $203,648.


------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2012 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs


INVESTMENTS              LEVEL 1      LEVEL 2       LEVEL 3
------------------------------------------------------------
Common Stocks*        $ 9,166,260     $    --       $    --
                      ======================================

* See Portfolio of Investments for industry breakout.

There were no transfers between levels at July 31, 2012.


Page 88                             See Notes to Financial Statements

FIRST TRUST MEGA CAP ALPHADEX(R) FUND

PORTFOLIO OF INVESTMENTS
JULY 31, 2012


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS -- 100.0%
            AUTOMOBILES -- 5.8%
     37,301 Ford Motor Co.                    $     344,661
     14,512 General Motors Co. (a)                  286,032
                                              -------------
                                                    630,693
                                              -------------
            BEVERAGES -- 0.7%
        915 Coca-Cola (The) Co.                      73,932
                                              -------------
            BIOTECHNOLOGY -- 3.4%
      1,487 Biogen Idec, Inc. (a)                   216,849
      2,790 Gilead Sciences, Inc. (a)               151,581
                                              -------------
                                                    368,430
                                              -------------
            CAPITAL MARKETS -- 0.7%
        746 Goldman Sachs Group (The), Inc.          75,271
                                              -------------
            CHEMICALS -- 1.3%
      2,271 Dow Chemical (The) Co.                   65,359
        864 Monsanto Co.                             73,976
                                              -------------
                                                    139,335
                                              -------------
            COMMERCIAL BANKS -- 1.3%
      2,341 PNC Financial Services Group, Inc.      138,353
                                              -------------
            COMMUNICATIONS EQUIPMENT -- 1.8%
     12,500 Cisco Systems, Inc.                     199,375
                                              -------------
            COMPUTERS & PERIPHERALS -- 4.6%
        490 Apple, Inc. (a)                         299,272
     10,673 Hewlett-Packard Co.                     194,676
                                              -------------
                                                    493,948
                                              -------------
            CONSUMER FINANCE -- 1.4%
      2,618 Capital One Financial Corp.             147,891
                                              -------------
            DIVERSIFIED FINANCIAL SERVICES
               -- 2.6%
      5,220 Citigroup, Inc.                         141,619
      4,005 JPMorgan Chase & Co.                    144,180
                                              -------------
                                                    285,799
                                              -------------
            DIVERSIFIED TELECOMMUNICATION
               SERVICES -- 2.7%
      2,006 AT&T, Inc.                               76,068
      4,830 Verizon Communications, Inc.            218,026
                                              -------------
                                                    294,094
                                              -------------
            ELECTRIC UTILITIES -- 0.7%
      1,902 Exelon Corp.                             74,406
                                              -------------
            ENERGY EQUIPMENT & SERVICES
               -- 0.7%
      1,102 Schlumberger Ltd.                        78,529
                                              -------------
            FOOD & STAPLES RETAILING -- 9.4%
      3,012 Costco Wholesale Corp.                  289,694
      7,655 CVS Caremark Corp.                      346,389


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            FOOD & STAPLES RETAILING
               (CONTINUED)
      5,131 Wal-Mart Stores, Inc.             $     381,900
                                              -------------
                                                  1,017,983
                                              -------------
            HEALTH CARE EQUIPMENT & SUPPLIES
               -- 2.0%
      5,542 Medtronic, Inc.                         218,466
                                              -------------
            HEALTH CARE PROVIDERS & SERVICES
               -- 2.5%
      2,563 Express Scripts Holding Co. (a)         148,500
      2,446 UnitedHealth Group, Inc.                124,966
                                              -------------
                                                    273,466
                                              -------------
            HOUSEHOLD PRODUCTS -- 2.1%
      2,562 Kimberly-Clark Corp.                    222,663
                                              -------------
            INSURANCE -- 4.6%
      8,918 American International Group,
               Inc. (a)                             278,866
      6,957 MetLife, Inc.                           214,067
                                              -------------
                                                    492,933
                                              -------------
            INTERNET & CATALOG RETAIL -- 3.4%
      1,567 Amazon.com, Inc. (a)                    365,581
                                              -------------
            INTERNET SOFTWARE & SERVICES
               -- 2.8%
      6,812 eBay, Inc. (a)                          301,772
                                              -------------
            IT SERVICES -- 3.4%
        333 MasterCard, Inc., Class A               145,378
      1,736 Visa, Inc., Class A                     224,065
                                              -------------
                                                    369,443
                                              -------------
            MEDIA -- 8.1%
     11,189 Comcast Corp., Class A                  364,202
     12,839 News Corp., Class A                     295,554
      4,425 Walt Disney (The) Co.                   217,444
                                              -------------
                                                    877,200
                                              -------------
            METALS & MINING -- 3.3%
     10,499 Freeport-McMoRan Copper &
               Gold, Inc.                           353,501
                                              -------------
            OIL, GAS & CONSUMABLE FUELS
               -- 15.3%
      4,070 Apache Corp.                            350,508
      3,391 Chevron Corp.                           371,586
      5,121 ConocoPhillips                          278,787
      3,344 Exxon Mobil Corp.                       290,427
      4,171 Occidental Petroleum Corp.              363,002
                                              -------------
                                                  1,654,310
                                              -------------
            PHARMACEUTICALS -- 3.4%
      1,110 Abbott Laboratories                      73,604
      5,002 Eli Lilly & Co.                         220,238
      1,714 Merck & Co., Inc.                        75,708
                                              -------------
                                                    369,550
                                              -------------


                        See Notes to Financial Statements                Page 89

FIRST TRUST MEGA CAP ALPHADEX(R) FUND

JULY 31, 2012


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            REAL ESTATE INVESTMENT TRUSTS
               -- 1.4%
        919 Simon Property Group, Inc.        $     147,490
                                              -------------
            ROAD & RAIL -- 0.7%
        600 Union Pacific Corp.                      73,566
                                              -------------
            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT -- 2.6%
     10,738 Intel Corp.                             275,967
                                              -------------
            SOFTWARE -- 1.3%
      4,678 Microsoft Corp.                         137,861
                                              -------------
            SPECIALTY RETAIL -- 6.0%
      5,401 Home Depot (The), Inc.                  281,824
      8,333 TJX (The) Cos., Inc.                    368,985
                                              -------------
                                                    650,809
                                              -------------

            TOTAL INVESTMENTS -- 100.0%          10,802,617
            (Cost $10,715,168) (b)
            NET OTHER ASSETS AND
               LIABILITIES -- 0.0%                   (1,516)
                                              -------------
            NET ASSETS -- 100.0%              $  10,801,101
                                              =============


(a) Non-income producing security.

(b) Aggregate cost for federal income tax purposes is $10,816,191. As of July 31, 2012, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $423,111 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $436,685.


------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2012 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs


INVESTMENTS              LEVEL 1      LEVEL 2       LEVEL 3
------------------------------------------------------------
Common Stocks*        $10,802,617     $    --       $    --
                      ======================================

* See Portfolio of Investments for industry breakout.

There were no transfers between levels at July 31, 2012.


Page 90                 See Notes to Financial Statements

                     This page is intentionally left blank.

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

STYLE FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
JULY 31, 2012


                                                                           FIRST TRUST        FIRST TRUST         FIRST TRUST
                                                                         LARGE CAP CORE      MID CAP CORE        SMALL CAP CORE
                                                                        ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND
                                                                        ----------------    ----------------    ----------------
ASSETS:
Investments, at value...............................................    $  326,720,324      $  294,257,538      $  140,454,543
Cash................................................................                --                  --                 --
Receivables:
      Investment securities sold....................................           867,286           1,325,974             476,654
      Dividends.....................................................           208,604             134,234              47,952
      Interest......................................................                 5                   6                   2
Prepaid expenses....................................................             3,094               2,865               2,163
                                                                        --------------      --------------      --------------
      TOTAL ASSETS..................................................       327,799,313         295,720,617         140,981,314
                                                                        --------------      --------------      --------------

LIABILITIES:
Due to custodian....................................................           768,215               8,707                 117
Payables:
      Investment advisory fees......................................           200,985             194,107              78,372
      Licensing fees................................................            35,405              32,917              17,159
      Audit and tax fees............................................            23,750              23,750              23,750
      Printing fees.................................................            21,962              18,952               6,089
      Investment securities purchased...............................               791           1,316,114             444,390
Other liabilities...................................................            58,332              50,695              27,844
                                                                        --------------      --------------      --------------
      TOTAL LIABILITIES.............................................         1,109,440           1,645,242             597,721
                                                                        --------------      --------------      --------------

NET ASSETS..........................................................    $  326,689,873      $  294,075,375      $  140,383,593
                                                                        ==============      ==============      ==============

NET ASSETS CONSIST OF:
Paid-in capital.....................................................    $  351,155,869      $  330,652,577      $  153,257,839
Par value...........................................................           114,000              86,000              45,000
Accumulated net investment income (loss)............................           285,819              84,604                  --
Accumulated net realized gain (loss) on investments.................       (34,687,172)        (39,413,493)        (15,115,038)
Net unrealized appreciation (depreciation) on investments...........         9,821,357           2,665,687           2,195,792
                                                                        --------------      --------------      --------------
NET ASSETS..........................................................    $  326,689,873      $  294,075,375      $  140,383,593
                                                                        ==============      ==============      ==============

NET ASSET VALUE, per share..........................................    $        28.66      $        34.19      $        31.20
                                                                        ==============      ==============      ==============

Number of shares outstanding
(unlimited number of shares authorized, par value $0.01 per share)..        11,400,002           8,600,002           4,500,002
                                                                        ==============      ==============      ==============

Investments, at cost................................................    $  316,898,967      $  291,591,851      $  138,258,751
                                                                        ==============      ==============      ==============

Page 92                 See Notes to Financial Statements




        FIRST TRUST               FIRST TRUST              FIRST TRUST              FIRST TRUST             FIRST TRUST
      LARGE CAP VALUE          LARGE CAP GROWTH          MULTI CAP VALUE         MULTI CAP GROWTH          MID CAP VALUE
      ALPHADEX(R) FUND         ALPHADEX(R) FUND          ALPHADEX(R) FUND        ALPHADEX(R) FUND         ALPHADEX(R) FUND
      ----------------         ----------------          ----------------        ----------------         ----------------

      $  247,394,119           $    129,886,725          $     47,914,228        $     29,600,216         $      8,886,235
                  --                         --                        --                      --                      777

                  --                    785,325                        --                 232,494                       --
             219,358                     40,115                    30,386                  11,687                    3,253
                   2                          3                         1                       1                       --
               2,600                      2,263                     2,489                   1,674                       --
      --------------           ----------------          ----------------        ----------------         ----------------
         247,616,079                130,714,431                47,947,104              29,846,072                8,890,265
      --------------           ----------------          ----------------        ----------------         ----------------


                 127                    702,306                       108                  58,860                       --

             132,993                     78,432                    18,514                   8,733                    5,309
              25,684                     15,321                     7,622                   3,634                       --
              23,750                     23,750                    23,750                  23,750                       --
              17,326                      7,502                     1,999                     828                       --
                  --                         --                        --                 134,876                       --
              45,916                     23,479                    12,997                   9,234                       --
      --------------           ----------------          ----------------        ----------------         ----------------
             245,796                    850,790                    64,990                 239,915                    5,309
      --------------           ----------------          ----------------        ----------------         ----------------

      $  247,370,283           $    129,863,641          $     47,882,114        $     29,606,157         $      8,884,956
      ==============           ================          ================        ================         ================


      $  270,084,804           $    154,332,688          $     56,665,073        $     37,728,288         $      9,485,111
              88,000                     45,500                    16,000                   9,500                    4,500
             201,533                    107,852                    25,971                  14,463                    1,898
         (21,746,582)               (36,224,195)               (8,231,377)            (10,666,172)                (405,420)
          (1,257,472)                11,601,796                  (593,553)              2,520,078                 (201,133)
      --------------           ----------------          ----------------        ----------------         ----------------
      $  247,370,283           $    129,863,641          $     47,882,114        $     29,606,157         $      8,884,956
      ==============           ================          ================        ================         ================

      $        28.11           $          28.54          $          29.93        $          31.16         $          19.74
      ==============           ================          ================        ================         ================


           8,800,002                  4,550,002                 1,600,002                 950,002                  450,002
      ==============           ================          ================        ================         ================

      $  248,651,591           $    118,284,929          $     48,507,781        $     27,080,138         $      9,087,368
      ==============           ================          ================        ================         ================

                       See Notes to Financial Statements                 Page 93

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

STYLE FUNDS
STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
JULY 31, 2012

                                                        FIRST TRUST        FIRST TRUST         FIRST TRUST       FIRST TRUST
                                                      MID CAP GROWTH     SMALL CAP VALUE    SMALL CAP GROWTH      MEGA CAP
                                                      ALPHADEX(R) FUND   ALPHADEX(R) FUND   ALPHADEX(R) FUND    ALPHADEX(R) FUND
                                                     ----------------    ----------------   ----------------    ----------------
ASSETS:
Investments, at value..............................   $    16,560,727    $     5,943,862    $     9,166,260     $    10,802,617
Cash...............................................            12,519              1,233              2,068                  --
Receivables:
      Investment securities sold...................           172,393                 --             77,738                  --
      Dividends....................................            10,431              2,253              2,324              10,699
      Interest.....................................                --                 --                 --                  --
Prepaid expenses...................................                --                 --                 --                  --
                                                      ---------------    ---------------    ---------------     ---------------
      TOTAL ASSETS.................................        16,756,070          5,947,348          9,248,390          10,813,316
                                                      ---------------    ---------------    ---------------     ---------------

LIABILITIES:
Due to custodian...................................                --                 --                 --               5,879
Payables:
      Investment advisory fees.....................             9,820              3,537              5,449               6,336
      Licensing fees...............................                --                 --                 --                  --
      Audit and tax fees...........................                --                 --                 --                  --
      Printing fees................................                --                 --                 --                  --
      Investment securities purchased..............           174,719                 --             75,650                  --
Other liabilities..................................                --                 --                 --                  --
                                                      ---------------    ---------------    ---------------     ---------------
      TOTAL LIABILITIES............................           184,539              3,537             81,099              12,215
                                                      ---------------    ---------------    ---------------     ---------------

NET ASSETS.........................................   $    16,571,531    $     5,943,811    $     9,167,291     $    10,801,101
                                                      ===============    ===============    ===============     ===============

NET ASSETS CONSIST OF:
Paid-in capital....................................   $    17,911,325    $     6,581,570    $     9,792,537     $    11,705,221
Par value..........................................             8,500              3,000              4,500               6,000
Accumulated net investment income (loss)...........             6,020                 --                 --               9,762
Accumulated net realized gain (loss) on
   investments.....................................        (1,758,689)          (304,633)        (1,288,497)         (1,007,331)
Net unrealized appreciation (depreciation) on
   investments.....................................           404,375           (336,126)           658,751              87,449
                                                      ---------------    ---------------    ---------------     ---------------
NET ASSETS.........................................   $    16,571,531    $     5,943,811    $     9,167,291     $    10,801,101
                                                      ===============    ===============    ===============     ===============

NET ASSET VALUE, per share.........................   $         19.50    $         19.81    $         20.37     $         18.00
                                                      ===============    ===============    ===============     ===============

Number of shares outstanding
(unlimited number of shares authorized, par value
   $0.01 per share)................................           850,002            300,002            450,002             600,002
                                                      ===============    ===============    ===============     ===============

Investments, at cost...............................   $    16,156,352    $     6,279,988    $     8,507,509     $    10,715,168
                                                      ===============    ===============    ===============     ===============

Page 94                        See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

STYLE FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED JULY 31, 2012


                                                                            FIRST TRUST         FIRST TRUST         FIRST TRUST
                                                                             LARGE CAP            MID CAP            SMALL CAP
                                                                                CORE                CORE                CORE
                                                                          ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND
                                                                          ----------------    ----------------    ----------------
INVESTMENT INCOME:
Dividends...........................................................       $    5,732,356      $    3,626,781     $     1,697,040
Interest............................................................                   79                  53                  23
                                                                           --------------      --------------     ---------------
      Total investment income.......................................            5,732,435           3,626,834           1,697,063
                                                                           --------------      --------------     ---------------
EXPENSES:
Investment advisory fees............................................            1,453,334           1,362,349             672,126
Accounting and administration fees..................................              155,876             140,774              73,273
Licensing fees......................................................              108,906             103,282              59,749
Expense previously waived or reimbursed.............................               85,722              82,780              12,825
Legal fees..........................................................               74,823              69,850              33,502
Printing fees.......................................................               42,789              43,451              18,403
Custodian fees......................................................               36,333              34,059              16,803
Audit and tax fees..................................................               24,100              24,100              24,100
Transfer agent fees.................................................               14,533              13,623               6,721
Trustees' fees and expenses.........................................               11,944              11,452               6,799
Listing fees........................................................                8,220               8,220               8,219
Registration and filing fees........................................                3,945                 620               1,106
Other expenses......................................................               14,142              12,729               7,350
                                                                           --------------      --------------     ---------------
      Total expenses................................................            2,034,667           1,907,289             940,976
      Less fees waived and expenses reimbursed by the
           investment advisor.......................................                   --                  --                  --
                                                                           --------------      --------------     ---------------
      Net expenses..................................................            2,034,667           1,907,289             940,976
                                                                           --------------      --------------     ---------------
NET INVESTMENT INCOME (LOSS)........................................            3,697,768           1,719,545             756,087
                                                                           --------------      --------------     ---------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
      Investments...................................................          (24,898,980)        (32,105,534)         (7,910,806)
      In-kind redemptions...........................................           13,117,801           9,291,899           4,125,825
                                                                           --------------      --------------     ---------------
Net realized gain (loss)............................................          (11,781,179)        (22,813,635)         (3,784,981)

Net change in unrealized appreciation (depreciation) on investments.            9,671,236           5,862,318           2,049,712
                                                                           --------------      --------------     ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS).............................           (2,109,943)        (16,951,317)         (1,735,269)
                                                                           --------------      --------------     ---------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM OPERATIONS...............................................       $    1,587,825      $  (15,231,772)    $      (979,182)
                                                                           ==============      ==============     ===============

See Notes to Financial Statements                      Page 95



FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

STYLE FUNDS
STATEMENTS OF OPERATIONS (CONTINUED)
JULY 31, 2012

                                                                            FIRST TRUST        FIRST TRUST          FIRST TRUST
                                                                             LARGE CAP          LARGE CAP            MULTI CAP
                                                                               VALUE              GROWTH               VALUE
                                                                          ALPHADEX(R) FUND   ALPHADEX(R) FUND     ALPHADEX(R) FUND
                                                                          ----------------   ----------------     ----------------
INVESTMENT INCOME:
Dividends ..........................................................       $    4,575,464      $    1,973,653     $       844,228
Interest............................................................                   29                  23                   7
                                                                           --------------      --------------     ---------------
      Total.........................................................            4,575,493           1,973,676             844,235
                                                                           --------------      --------------     ---------------
EXPENSES:
Investment advisory fees............................................            1,010,095             633,927             217,164
Accounting and administration fees..................................              104,593              66,626              29,590
Licensing fees......................................................               81,243              57,830              38,422
Expense previously waived or reimbursed.............................               41,910              11,872                  --
Legal fees..........................................................               52,095              32,059              10,758
Printing fees.......................................................               32,193              16,790               6,430
Custodian fees......................................................               25,252              15,848               5,429
Audit and tax fees..................................................               24,100              24,100              24,100
Transfer agent fees.................................................               10,101               6,339               2,172
Trustees' fees and expenses.........................................                8,816               6,173               2,668
Listing fees........................................................                8,220               8,219               7,889
Registration and filing fees........................................                4,985                  69                 827
Other expenses......................................................               10,531               7,645               3,252
                                                                           --------------      --------------     ---------------
      Total expenses................................................            1,414,134             887,497             348,701
      Less fees waived and expenses reimbursed by the
           investment advisor.......................................                   --                  --             (44,672)
                                                                           --------------      --------------     ---------------
      Net expenses..................................................            1,414,134             887,497             304,029
                                                                           --------------      --------------     ---------------
NET INVESTMENT INCOME (LOSS)........................................            3,161,359           1,086,179             540,206
                                                                           --------------      --------------     ---------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
      Investments...................................................          (12,141,512)        (17,475,532)         (4,945,651)
      In-kind redemptions...........................................           12,673,230           6,741,444           4,866,880
                                                                           --------------      --------------     ---------------
Net realized gain (loss)............................................              531,718         (10,734,088)            (78,771)

Net change in unrealized appreciation (depreciation) on investments.            4,779,857           5,355,775             484,210
                                                                           --------------      --------------     ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS).............................            5,311,575          (5,378,313)            405,439
                                                                           --------------      --------------     ---------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM OPERATIONS...............................................       $    8,472,934      $   (4,292,134)$           945,645
                                                                           ==============      ==============     ===============

Page 96                    See Notes to Financial Statements

  FIRST TRUST             FIRST TRUST            FIRST TRUST           FIRST TRUST           FIRST TRUST
   MULTI CAP                MID CAP                MID CAP              SMALL CAP             SMALL CAP            FIRST TRUST
     GROWTH                  VALUE                  GROWTH                VALUE                 GROWTH               MEGA CAP
ALPHADEX(R) FUND        ALPHADEX(R) FUND       ALPHADEX(R) FUND      ALPHADEX(R) FUND      ALPHADEX(R) FUND      ALPHADEX(R) FUND
----------------        ----------------       ----------------      ----------------      ----------------      ----------------

  $      347,484         $      110,719         $       89,790        $       50,920        $       49,505        $      127,040
               9                     --                     --                    --                    --                    --
  --------------         --------------         --------------        --------------        --------------        --------------
         347,493                110,719                 89,790                50,920                49,505               127,040
  --------------         --------------         --------------        --------------        --------------        --------------
         147,330                 46,033                 77,747                23,467                41,348                44,986
          21,291                     --                     --                    --                    --                    --
          27,710                     --                     --                    --                    --                    --
              --                     --                     --                    --                    --                    --
           7,313                     --                     --                    --                    --                    --
           4,600                     --                     --                    --                    --                    --
           3,683                     --                     --                    --                    --                    --
          24,100                     --                     --                    --                    --                    --
           1,473                     --                     --                    --                    --                    --
           2,993                     --                     --                    --                    --                    --
           7,889                     --                     --                    --                    --                    --
             (88)                    --                     --                    --                    --                    --
           2,260                     --                     --                    --                    --                    --
  --------------         --------------         --------------        --------------        --------------        --------------
         250,554                 46,033                 77,747                23,467                41,348                44,986

         (44,292)                    --                     --                    --                    --                    --
  --------------         --------------         --------------        --------------        --------------        --------------
         206,262                 46,033                 77,747                23,467                41,348                44,986
  --------------         --------------         --------------        --------------        --------------        --------------
         141,231                 64,686                 12,043                27,453                 8,157                82,054
  --------------         --------------         --------------        --------------        --------------        --------------


      (5,430,586)              (406,229)            (1,855,632)             (293,984)           (1,275,121)           (1,011,602)
       2,061,109                750,118                297,299               375,137               325,389                74,969
  --------------         --------------         --------------        --------------        --------------        --------------
      (3,369,477)               343,889             (1,558,333)               81,153              (949,732)             (936,633)

       1,487,826                (40,580)               772,870              (205,585)              834,605               261,188
  --------------         --------------         --------------        --------------        --------------        --------------
      (1,881,651)               303,309               (785,463)             (124,432)             (115,127)             (675,445)
  --------------         --------------         --------------        --------------        --------------        --------------


  $   (1,740,420)        $      367,995         $     (773,420)       $      (96,979)       $     (106,970)       $     (593,391)
  ==============         ==============         ==============        ==============        ==============        ==============


                       See Notes to Financial Statements                 Page 97

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

STYLE FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

                                                                     FIRST TRUST                           FIRST TRUST
                                                                    LARGE CAP CORE                         MID CAP CORE
                                                                   ALPHADEX(R) FUND                      ALPHADEX(R) FUND
                                                         ------------------------------------  ------------------------------------
                                                              For the         For the Year          For the         For the Year
                                                            Year Ended            Ended           Year Ended            Ended
                                                           July 31, 2012      July 31, 2011      July 31, 2012      July 31, 2011
                                                         -----------------  -----------------  -----------------  -----------------
OPERATIONS:
OPERATIONS:
   Net investment income (loss)..........................  $   3,697,768      $   1,754,987        $ 1,719,545      $     760,493
   Net realized gain (loss)..............................    (11,781,179)        14,094,972        (22,813,635)        20,837,782
   Net change in unrealized appreciation (depreciation)..      9,671,236           (841,369)         5,862,318         (4,250,084)
                                                           -------------      -------------      -------------      -------------
   Net increase (decrease) in net assets resulting
      from operations....................................      1,587,825         15,008,590       (15,231,772)         17,348,191
                                                           -------------      -------------      -------------      -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income.................................     (3,513,526)        (1,696,550)        (1,639,580)          (829,065)
   Return of capital.....................................             --                 --                 --                 --
                                                           -------------      -------------      -------------      -------------
   Total distributions to shareholders...................     (3,513,526)       (1,696,550)        (1,639,580)          (829,065)
                                                           -------------      -------------      -------------      -------------

SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold.............................    190,451,762        319,894,079        179,569,448        373,773,117
   Cost of shares redeemed...............................   (135,697,581)      (117,559,030)      (188,114,212)      (127,719,332)
                                                           -------------      -------------      -------------      -------------
   Net increase (decrease) in net assets resulting
      from shareholder transactions......................     54,754,181        202,335,049        (8,544,764)        246,053,785
                                                           -------------      -------------      -------------      -------------

   Total increase (decrease) in net assets...............     52,828,480        215,647,089       (25,416,116)        262,572,911

NET ASSETS:
   Beginning of period...................................    273,861,393         58,214,304        319,491,491         56,918,580
                                                           -------------      -------------      -------------      -------------
   End of period.........................................  $ 326,689,873      $ 273,861,393      $ 294,075,375      $ 319,491,491
                                                           =============      =============      =============      =============

   Accumulated net investment income (loss)
      at end of period...................................  $     285,819      $    101,577$            84,604$                 --
                                                           =============      =============      =============      =============

CHANGES IN SHARES OUSTANDING:
   Shares outstanding, beginning of period...............      9,650,002          2,450,002          9,350,002          2,100,002
   Shares sold...........................................      6,650,000         11,300,000          5,200,000         10,950,000
   Shares redeemed.......................................     (4,900,000)        (4,100,000)        (5,950,000)        (3,700,000)
                                                           -------------      -------------      -------------      -------------
   Shares outstanding, end of period.....................     11,400,002          9,650,002          8,600,002          9,350,002
                                                           =============      =============      =============      =============

Page 98                See Notes to Financial Statements

         FIRST TRUST                       FIRST TRUST                       FIRST TRUST                       FIRST TRUST
        SMALL CAP CORE                   LARGE CAP VALUE                   LARGE CAP GROWTH                  MULTI CAP VALUE
       ALPHADEX(R) FUND                  ALPHADEX(R) FUND                  ALPHADEX(R) FUND                  ALPHADEX(R) FUND
-------------------------------  -------------------------------  -------------------------------  -------------------------------
 For the Year     For the Year   For the Year     For the Year     For the Year    For the Year    For the Year     For the Year
      Ended           Ended           Ended            Ended           Ended           Ended           Ended            Ended
 July 31, 2012   July 31, 2011   July 31, 2012    July 31, 2011   July 31, 2012    July 31, 2011   July 31, 2012    July 31, 2011
--------------   --------------  --------------   --------------  --------------   --------------  --------------   --------------


 $    756,087     $     210,389   $  3,161,359     $  1,663,077    $  1,086,179     $    559,488    $    540,206     $    335,487
   (3,784,981)      13,028,619         531,718       13,674,596     (10,734,088)       6,941,737         (78,771)       4,076,680
    2,049,712         (902,356)      4,779,857       (6,010,004)      5,355,775        4,069,109         484,210         (642,034)
 ------------     ------------    ------------     ------------    ------------     ------------    ------------     ------------

     (979,182)      12,336,652       8,472,934        9,327,669      (4,292,134)      11,570,334         945,645        3,770,133
 ------------     ------------    ------------     ------------    ------------     ------------    ------------     ------------


     (765,930)        (276,075)     (3,138,591)      (1,524,286)     (1,045,280)        (626,975)       (533,761)        (335,071)
           --               --              --               --              --               --              --               --
 ------------     ------------    ------------     ------------    ------------     ------------    ------------     ------------
     (765,930)        (276,075)     (3,138,591)      (1,524,286)     (1,045,280)        (626,975)       (533,761)        (335,071)
 ------------     ------------    ------------     ------------    ------------     ------------    ------------     ------------


   67,371,164      142,546,748     147,469,809      218,828,559      60,592,085      164,875,818      35,938,107       40,201,315
  (42,772,095)     (74,552,757)    (83,485,811)     (98,538,066)    (64,713,498)     (75,941,646)    (27,937,723)     (25,083,144)
 ------------     ------------    ------------     ------------    ------------     ------------    ------------     ------------

   24,599,069       67,993,991      63,983,998      120,290,493      (4,121,413)      88,934,172       8,000,384       15,118,171
 ------------     ------------    ------------     ------------    ------------     ------------    ------------     ------------

   22,853,957       80,054,568      69,318,341      128,093,876      (9,458,827)      99,877,531       8,412,268       18,553,233


  117,529,636       37,475,068     178,051,942       49,958,066     139,322,468       39,444,937      39,469,846       20,916,613
 ------------     ------------    ------------     ------------    ------------     ------------    ------------     ------------
 $140,383,593     $117,529,636    $247,370,283     $178,051,942    $129,863,641     $139,322,468    $ 47,882,114     $ 39,469,846
 ============     ============    ============     ============    ============     ============    ============     ============


 $         --     $         --    $    201,533     $    178,765    $    107,852     $         --    $     25,971     $     19,526
 ============     ============    ============     ============    ============     ============    ============     ============


    3,800,002        1,500,002       6,550,002        2,150,002       4,750,002        1,650,002       1,350,002          850,002
    2,150,000        4,700,000       5,250,000        7,950,000       2,050,000        5,750,000       1,200,000        1,350,000
   (1,450,000)      (2,400,000)     (3,000,000)      (3,550,000)     (2,250,000)      (2,650,000)       (950,000)        (850,000)
 ------------     ------------    ------------     ------------    ------------     ------------    ------------     ------------
    4,500,002        3,800,002       8,800,002        6,550,002       4,550,002        4,750,002       1,600,002        1,350,002
 ============     ============    ============     ============    ============     ============    ============     ============


                       See Notes to Financial Statements                 Page 99

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

STYLE FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                     FIRST TRUST                           FIRST TRUST
                                                                   MULTI CAP GROWTH                       MID CAP VALUE
                                                                   ALPHADEX(R) FUND                      ALPHADEX(R) FUND
                                                         ------------------------------------  ------------------------------------
                                                                                                                   For the Period
                                                           For the Year       For the Year       For the Year     April 19, 2011 (a)
                                                               Ended              Ended              Ended             through
                                                           July 31, 2012      July 31, 2011      July 31, 2012      July 31, 2011
                                                         -----------------  -----------------  -----------------  -----------------
OPERATIONS:
   Net investment income (loss)..........................  $     141,231      $      38,541      $      64,686      $       4,262
   Net realized gain (loss)..............................     (3,369,477)         1,972,558            343,889             73,892
   Net change in unrealized appreciation (depreciation)..      1,487,826            226,026            (40,580)          (160,553)
                                                           -------------      -------------      -------------      -------------
      from operations....................................     (1,740,420)         2,237,125            367,995            (82,399)
                                                           -------------      -------------      -------------      -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income.................................       (134,015)           (59,430)           (63,030)            (4,020)
   Return of capital.....................................             --                 --                 --                 --
                                                           -------------      -------------      -------------      -------------
   Total distributions to shareholders...................       (134,015)           (59,430)           (63,030)            (4,020)
                                                           -------------      -------------      -------------      -------------

SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold.............................     14,612,366         46,519,284         10,704,488          3,045,850
   Cost of shares redeemed...............................    (21,121,579)       (18,227,305)        (4,051,756)        (1,032,172)
                                                           -------------      -------------      -------------      -------------
   Net increase (decrease) in net assets resulting
      from shareholder transactions......................     (6,509,213)        28,291,979          6,652,732          2,013,678
                                                           -------------      -------------      -------------      -------------
   Total increase (decrease) in net assets...............     (8,383,648)        30,469,674          6,957,697          1,927,259

NET ASSETS:
   Beginning of period...................................     37,989,805          7,520,131          1,927,259                 --
                                                           -------------      -------------      -------------      -------------
   End of period.........................................  $  29,606,157      $  37,989,805      $   8,884,956      $   1,927,259
                                                           =============      =============      =============      =============
   Accumulated net investment income (loss)
      at end of period...................................  $      14,463      $          --      $       1,898      $         242
                                                           =============      =============      =============      =============
CHANGES IN SHARES OUSTANDING:
   Shares outstanding, beginning of period...............      1,200,002            300,002            100,002                 --
   Shares sold...........................................        450,000          1,500,000            550,000            150,002
   Shares redeemed.......................................       (700,000)          (600,000)          (200,000)           (50,000)
                                                           -------------      -------------      -------------      -------------
   Shares outstanding, end of period.....................        950,002          1,200,002            450,002            100,002
                                                           =============      =============      =============      =============

(a)  Inception date.


Page 100                See Notes to Financial Statements

          FIRST TRUST                      FIRST TRUST                      FIRST TRUST                     FIRST TRUST
        MID CAP GROWTH                   SMALL CAP VALUE                 SMALL CAP GROWTH                     MEGA CAP
       ALPHADEX(R) FUND                 ALPHADEX(R) FUND                 ALPHADEX(R) FUND                 ALPHADEX(R) FUND
-------------------------------  -------------------------------  -------------------------------  -------------------------------
                 For the Period                   For the Period                  For the Period                    For the Period
 For the Year  April 19, 2011(a)  For the Year  April 19, 2011(a)  For the Year  April 19, 2011(a)  For the Year   May 11, 2011 (a)
    Ended           through          Ended           through          Ended           through          Ended           through
July 31, 2012    July 31, 2011   July 31, 2012    July 31, 2011   July 31, 2012    July 31, 2011   July 31, 2012    July 31, 2011
--------------   --------------  --------------   --------------  --------------  --------------   --------------   --------------

 $     12,043     $     (1,585)   $     27,453     $      3,315    $      8,157    $      (3,943)   $     82,054     $      4,318
   (1,558,333)          36,780          81,153          105,539        (949,732)          28,163        (936,633)         (10,137)
      772,870         (368,495)       (205,585)        (130,541)        834,605         (175,854)        261,188         (173,739)
 ------------     ------------    ------------     ------------    ------------    -------------    ------------     ------------
     (773,420)        (333,300)        (96,979)         (21,687)       (106,970)        (151,634)       (593,391)        (179,558)
 ------------     ------------    ------------     ------------    ------------    -------------    ------------     ------------


       (6,080)              --         (27,780)          (3,020)         (9,945)              --         (74,860)          (1,750)
           --               --              --               --              --               --              --               --
 ------------     ------------    ------------     ------------    ------------    -------------    ------------     ------------
       (6,080)              --         (27,780)          (3,020)         (9,945)              --         (74,860)          (1,750)
 ------------     ------------    ------------     ------------    ------------    -------------    ------------     ------------


   21,769,260        8,379,715       7,976,496        3,048,791       7,090,962        7,199,910      15,846,454        4,942,237
  (11,394,273)      (1,070,371)     (3,888,173)      (1,043,837)     (3,784,153)      (1,070,879)     (8,154,456)        (983,575)
 ------------     ------------    ------------     ------------    ------------    -------------    ------------     ------------

   10,374,987        7,309,344       4,088,323        2,004,954       3,306,809        6,129,031       7,691,998        3,958,662
 ------------     ------------    ------------     ------------    ------------    -------------    ------------     ------------
    9,595,487        6,976,044       3,963,564        1,980,247       3,189,894        5,977,397       7,023,747        3,777,354


    6,976,044               --       1,980,247               --       5,977,397               --       3,777,354               --
 ------------     ------------    ------------     ------------    ------------    -------------    ------------     ------------
 $ 16,571,531     $  6,976,044    $  5,943,811     $  1,980,247    $  9,167,291    $   5,977,397    $ 10,801,101     $  3,777,354
 ============     ============    ============     ============    ============    =============    ============     ============


 $      6,020     $         --    $         --     $        295    $         --    $          --    $      9,762     $      2,568
 ============     ============    ============     ============    ============    =============    ============     ============
      350,002               --         100,002               --         300,002               --         200,002               --
    1,100,000          400,002         400,000          150,002         350,000          350,002         850,000          250,002
     (600,000)         (50,000)       (200,000)         (50,000)       (200,000)         (50,000)       (450,000)         (50,000)
 ------------     ------------    ------------     ------------    ------------    -------------    ------------     ------------
      850,002          350,002         300,002          100,002         450,002          300,002         600,002          200,002
 ============     ============    ============     ============    ============    =============    ============     ============


                       See Notes to Financial Statements                Page 101

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

STYLE FUNDS
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND

                                                              FOR THE       FOR THE        FOR THE        FOR THE        FOR THE
                                                            YEAR ENDED    YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                           JULY 31, 2012 JULY 31, 2011  JULY 31, 2010  JULY 31, 2009  JULY 31, 2008
                                                           ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period                         $  28.38       $  23.76       $  19.60       $  24.66       $  28.68
                                                             --------       --------       --------       --------       --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                     0.35           0.25           0.20           0.29           0.25
Net realized and unrealized gain (loss)                          0.26           4.63           4.15          (5.06)         (4.00)
                                                             --------       --------       --------       --------       --------
Total from investment operations                                 0.61           4.88           4.35          (4.77)         (3.75)

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                           (0.33)         (0.26)         (0.19)         (0.29)         (0.27)
                                                             --------       --------       --------       --------       --------
Net asset value, end of period                               $  28.66       $  28.38       $  23.76       $  19.60       $  24.66
                                                             ========       ========       ========       ========       ========
TOTAL RETURN (a)                                                 2.20%         20.54%         22.26%        (19.18)%       (13.14)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                         $326,690       $273,861       $ 58,214       $ 13,720       $ 14,799
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                    0.70%          0.70%          0.90%          1.17%          1.42%
Ratio of net expenses to average net assets                      0.70%          0.70%          0.70%          0.70%          0.70%
Ratio of net investment income (loss) to average
  net assets                                                     1.27%          1.04%          1.13%          1.63%          1.16%
Portfolio turnover rate (b)                                        95%            81%            91%           114%            90%


FIRST TRUST MID CAP CORE ALPHADEX(R) FUND

                                                             FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                                           YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                          JULY 31, 2012  JULY 31, 2011  JULY 31, 2010  JULY 31, 2009  JULY 31, 2008
                                                           ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period                         $  34.17       $  27.10       $  22.00       $  26.30       $  28.58
                                                             --------       --------       --------       --------       --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                     0.21           0.12           0.16           0.21           0.14
Net realized and unrealized gain (loss)                          0.01           7.09           5.10          (4.30)         (2.28)
                                                             --------       --------       --------       --------       --------
Total from investment operations                                 0.22           7.21           5.26          (4.09)         (2.14)

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                           (0.20)         (0.14)         (0.16)         (0.21)         (0.14)
                                                             --------       --------       --------       --------       --------
Net asset value, end of period                               $  34.19       $  34.17       $  27.10       $  22.00       $  26.30
                                                             ========       ========       ========       ========       ========
TOTAL RETURN (a)                                                 0.66%         26.60%         23.94%        (15.42)%        (7.51)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                         $294,075       $319,491       $ 56,919       $  8,799       $ 10,521
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                    0.70%          0.70%          0.90%          1.28%          1.61%
Ratio of net expenses to average net assets                      0.70%          0.70%          0.70%          0.70%          0.70%
Ratio of net investment income (loss) to average
   net assets                                                    0.63%          0.44%          0.73%          1.07%          0.54%
Portfolio turnover rate (b)                                        94%            86%           100%           120%            82%



(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 102                See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

STYLE FUNDS
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND

                                                              FOR THE       FOR THE        FOR THE        FOR THE        FOR THE
                                                            YEAR ENDED    YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                           JULY 31, 2012 JULY 31, 2011  JULY 31, 2010  JULY 31, 2009  JULY 31, 2008
                                                           ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period                         $  30.93       $  24.98       $  20.77       $  24.79       $  28.30
                                                             --------       --------       --------       --------       --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                     0.17           0.07           0.07           0.10           0.06
Net realized and unrealized gain (loss)                          0.27           5.97           4.21          (4.02)         (3.50)
                                                             --------       --------       --------       --------       --------
Total from investment operations                                 0.44           6.04           4.28          (3.92)         (3.44)

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                           (0.17)         (0.09)         (0.07)         (0.10)         (0.07)
                                                             --------       --------       --------       --------       --------
Net asset value, end of period                               $  31.20       $  30.93       $  24.98       $  20.77       $  24.79
                                                             ========       ========       ========       ========       ========
TOTAL RETURN (a)                                                 1.42%         24.20%         20.63%       (15.77)%       (12.14)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                         $140,384       $117,530       $ 37,475       $  8,307       $  9,916
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                    0.70%          0.74%          0.97%          1.40%          1.87%
Ratio of net expenses to average net assets                      0.70%          0.70%          0.70%          0.70%          0.70%
Ratio of net investment income (loss) to average
   net assets                                                    0.56%          0.24%          0.36%          0.49%          0.25%
Portfolio turnover rate (b)                                       101%            90%            97%           105%            95%


FIRST TRUST LARGE CAP VALUE ALPHADEX(R) FUND

                                                             FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                                           YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                          JULY 31, 2012  JULY 31, 2011  JULY 31, 2010  JULY 31, 2009  JULY 31, 2008
                                                           ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period                         $  27.18       $  23.24       $  19.10       $  23.16       $  28.35
                                                             --------       --------       --------       --------       --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                     0.40           0.32           0.34           0.47           0.43
Net realized and unrealized gain (loss)                          0.93           3.93           4.14          (4.06)         (5.18)
                                                             --------       --------       --------       --------       --------
Total from investment operations                                 1.33           4.25           4.48          (3.59)         (4.75)

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                           (0.40)         (0.31)         (0.34)         (0.47)         (0.44)
                                                             --------       --------       --------       --------       --------
Net asset value, end of period                               $  28.11       $  27.18       $  23.24       $  19.10       $  23.16
                                                             ========       ========       ========       ========       ========
TOTAL RETURN (a)                                                 4.96%         18.30%         23.53%        (15.23)%       (16.85)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                         $247,370       $178,052       $ 49,958       $ 18,141       $ 23,163
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                    0.70%          0.71%          0.88%          1.07%          1.35%
Ratio of net expenses to average net assets                      0.70%          0.70%          0.70%          0.70%          0.70%
Ratio of net investment income (loss) to average
  net assets                                                     1.56%          1.47%          1.73%          2.47%          1.80%
Portfolio turnover rate (b)                                        88%            76%           100%           146%           104%



(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements               Page 103

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

STYLE FUNDS
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST LARGE CAP GROWTH ALPHADEX(R) FUND

                                                             FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                                           YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                          JULY 31, 2012  JULY 31, 2011  JULY 31, 2010  JULY 31, 2009  JULY 31, 2008
                                                           ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period                         $  29.33       $  23.91       $  19.94       $  26.57       $  29.22
                                                             --------       --------       --------       --------       --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                     0.24           0.17           0.06           0.14           0.15
Net realized and unrealized gain (loss)                         (0.80)          5.43           3.96          (6.63)         (2.65)
                                                             --------       --------       --------       --------       --------
Total from investment operations                                (0.56)          5.60           4.02          (6.49)         (2.50)
                                                             --------       --------       --------       --------       --------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                           (0.23)         (0.18)         (0.05)         (0.14)         (0.15)
Return of capital                                                  --             --             --          (0.00)(a)         --
                                                             --------       --------       --------       --------       --------
Total distributions                                             (0.23)         (0.18)         (0.05)         (0.14)         (0.15)
                                                             --------       --------       --------       --------       --------
Net asset value, end of period                               $  28.54       $  29.33       $  23.91       $  19.94       $  26.57
                                                             ========       ========       ========       ========       ========
TOTAL RETURN (b)                                                (1.89)%        23.43%         20.20%        (24.38)%        (8.62)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                         $129,864       $139,322       $ 39,445       $ 13,960       $ 37,204
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                    0.70%          0.72%          0.91%          1.01%          1.17%
Ratio of net expenses to average net assets                      0.70%          0.70%          0.70%          0.70%          0.70%
Ratio of net investment income (loss) to average
  net assets                                                     0.86%          0.59%          0.31%          0.54%          0.43%
Portfolio turnover rate (c)                                       162%           146%           168%           152%           134%



FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND

                                                             FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                                           YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                          JULY 31, 2012  JULY 31, 2011  JULY 31, 2010  JULY 31, 2009  JULY 31, 2008
                                                           ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period                         $  29.24       $  24.61       $  20.20       $  23.23       $  27.95
                                                             --------       --------       --------       --------       --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                     0.36           0.32           0.37           0.29           0.35
Net realized and unrealized gain (loss)                          0.69           4.64           4.39          (3.02)         (4.68)
                                                             --------       --------       --------       --------       --------
Total from investment operations                                 1.05           4.96           4.76          (2.73)         (4.33)

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                           (0.36)         (0.33)         (0.35)         (0.30)         (0.39)
                                                             --------       --------       --------       --------       --------
Net asset value, end of period                               $  29.93       $  29.24       $  24.61       $  20.20       $  23.23
                                                             ========       ========       ========       ========       ========
TOTAL RETURN (B)                                                 3.62%         20.13%         23.65%        (11.51)%       (15.53)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                         $ 47,882       $ 39,470       $ 20,917       $ 10,101       $  4,647
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                    0.80%          0.87%         0.94%           2.17%          1.70%
Ratio of net expenses to average net assets                      0.70%          0.70%         0.70%           0.70%          0.70%
Ratio of net investment income (loss) to average
   net assets                                                    1.24%          1.16%          1.45%          1.99%          1.45%
Portfolio turnover rate (c)                                        90%            74%            93%           134%            59%



(a)  Amount represents less than $0.01 per share.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
     (c) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Page 104                See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

STYLE FUNDS
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND


                                                             FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                                           YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                          JULY 31, 2012  JULY 31, 2011  JULY 31, 2010  JULY 31, 2009  JULY 31, 2008
                                                           ------------   ------------   ------------   ------------   ------------
Net asset value, beginning of period                         $  31.66       $  25.07       $  20.78       $  27.63       $  29.39
                                                             --------       --------       --------       --------       --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                     0.16           0.08           0.02           0.06           0.05
Net realized and unrealized gain (loss)                         (0.51)          6.62           4.27          (6.84)         (1.76)
                                                             --------       --------       --------       --------       --------
Total from investment operations                                (0.35)          6.70           4.29          (6.78)         (1.71)
                                                             --------       --------       --------       --------       --------

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                           (0.15)         (0.11)            --          (0.06)         (0.04)
Return of capital                                                  --             --             --          (0.01)         (0.01)
                                                             --------       --------       --------       --------       --------
Total distributions                                             (0.15)         (0.11)            --          (0.07)         (0.05)
                                                             --------       --------       --------       --------       --------
Net asset value, end of period                               $  31.16       $  31.66       $  25.07       $  20.78       $  27.63
                                                             ========       ========       ========       ========       ========
TOTAL RETURN (A)                                                (1.10)%        26.74%         20.64%        (24.53)%        (5.85)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                         $ 29,606       $ 37,990       $  7,520       $  5,196       $  8,288
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                    0.85%          0.95%          1.40%          1.56%          1.55%
Ratio of net expenses to average net assets                      0.70%          0.70%          0.70%          0.70%          0.70%
Ratio of net investment income (loss) to average
   net assets                                                    0.48%          0.20%          0.08%          0.29%          0.12%
Portfolio turnover rate (b)                                       155%           149%           155%           153%           110%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements               Page 105

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

STYLE FUNDS
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


FIRST TRUST MID CAP VALUE ALPHADEX(R) FUND

                                                                       FOR THE PERIOD
                                                          FOR THE     APRIL 19, 2011 (a)
                                                        YEAR ENDED         THROUGH
                                                       JULY 31, 2012    JULY 31, 2011
                                                       -------------  -----------------
Net asset value, beginning of period                     $   19.27        $   20.06
                                                         ---------        ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                  0.15             0.04
Net realized and unrealized gain (loss)                       0.47            (0.79)
                                                         ---------        ---------
Total from investment operations                              0.62            (0.75)

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                        (0.15)           (0.04)
                                                         ---------        ---------
Net asset value, end of period                           $   19.74        $   19.27
                                                         =========        =========

TOTAL RETURN (b)                                              3.23%           (3.75)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $   8,885        $   1,927
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                 0.70%            0.70% (c)
Ratio of net expenses to average net assets                   0.70%            0.70% (c)
Ratio of net investment income (loss) to average
   net assets                                                 0.98%            0.74% (c)
Portfolio turnover rate (d)                                    100%              14%


FIRST TRUST MID CAP GROWTH ALPHADEX(R) FUND

                                                                       FOR THE PERIOD
                                                          FOR THE     APRIL 19, 2011 (a)
                                                        YEAR ENDED         THROUGH
                                                       JULY 31, 2012    JULY 31, 2011
                                                       -------------  -----------------
Net asset value, beginning of period                     $   19.93        $   20.17
                                                         ---------        ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                  0.02            (0.00)  (e)
Net realized and unrealized gain (loss)                      (0.44)           (0.24)
                                                         ---------        ---------
Total from investment operations                             (0.42)           (0.24)

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                        (0.01)              --
                                                         ---------        ---------
Net asset value, end of period                           $   19.50        $   19.93
                                                         =========        =========
TOTAL RETURN (B)                                            (2.11)%           (1.19)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $  16,572        $   6,976
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                 0.70%            0.70%  (c)
Ratio of net expenses to average net assets                   0.70%            0.70%  (c)
Ratio of net investment income (loss) to average
   net assets                                                 0.11%           (0.18)% (c)
Portfolio turnover rate (d)                                    166%              48%


(a)  Inception date.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)  Annualized.
(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
(e) Amount represents less than $0.01 per share.


Page 106                See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

STYLE FUNDS
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


FIRST TRUST SMALL CAP VALUE ALPHADEX(R) FUND

                                                                       FOR THE PERIOD
                                                          FOR THE     APRIL 19, 2011 (a)
                                                        YEAR ENDED         THROUGH
                                                       JULY 31, 2012    JULY 31, 2011
                                                       -------------  -----------------
Net asset value, beginning of period                     $   19.80        $   19.97
                                                         ---------        ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                  0.14             0.03
Net realized and unrealized gain (loss)                       0.01            (0.17)
                                                         ---------        ---------
Total from investment operations                              0.15            (0.14)

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                        (0.14)           (0.03)
                                                         ---------        ---------
Net asset value, end of period                           $   19.81        $   19.80
                                                         =========        =========
TOTAL RETURN (B)                                              0.75%           (0.70)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $   5,944        $    1,980
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                 0.70%            0.70% (c)
Ratio of net expenses to average net assets                   0.70%            0.70% (c)
Ratio of net investment income (loss) to average
  net assets                                                  0.82%            0.57% (c)
Portfolio turnover rate (d)                                    103%              15%



FIRST TRUST SMALL CAP GROWTH ALPHADEX(R) FUND

                                                                       FOR THE PERIOD
                                                          FOR THE     APRIL 19, 2011 (a)
                                                        YEAR ENDED         THROUGH
                                                       JULY 31, 2012    JULY 31, 2011
                                                       -------------  -----------------
Net asset value, beginning of period                     $   19.92        $   20.08
                                                         ---------        ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                  0.02            (0.01)
Net realized and unrealized gain (loss)                       0.46            (0.15)
                                                         ---------        ---------
Total from investment operations                              0.48            (0.16)

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                        (0.03)              --
                                                         ---------        ---------
Net asset value, end of period                           $   20.37        $   19.92
                                                         =========        =========
TOTAL RETURN (B)                                              2.38%           (0.80)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $   9,167        $   5,977
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                 0.70%            0.70%  (c)
Ratio of net expenses to average net assets                   0.70%            0.70%  (c)
Ratio of net investment income (loss) to average
   net assets                                                 0.14%           (0.36)% (c)
Portfolio turnover rate (d)                                    162%              36%


(a)  Inception date.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c)  Annualized.
(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements               Page 107

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

STYLE FUNDS
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST MEGA CAP ALPHADEX(R) FUND

                                                                       FOR THE PERIOD
                                                          FOR THE     MAY 11, 2011 (a)
                                                        YEAR ENDED         THROUGH
                                                       JULY 31, 2012    JULY 31, 2011
                                                       -------------  -----------------
Net asset value, beginning of period                     $   18.89        $   19.67
                                                         ---------        ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                  0.18             0.03
Net realized and unrealized gain (loss)                      (0.90)           (0.79)
                                                         ---------        ---------
Total from investment operations                             (0.72)           (0.76)

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                        (0.17)           (0.02)
                                                         ---------        ---------
Net asset value, end of period                           $    18.00       $   18.89
                                                         =========        =========
TOTAL RETURN (B)                                             (3.78)%          (3.88)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $  10,801        $   3,777
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                 0.70%            0.70% (c)
Ratio of net expenses to average net assets                   0.70%            0.70% (c)
Ratio of net investment income (loss) to average
  net assets                                                  1.28%            0.77% (c)
Portfolio turnover rate (d)                                    164%              52%


(a)  Inception date.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.
(c) Annualized.
(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 108                See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  STYLE FUNDS
                                 JULY 31, 2012


                                1. ORGANIZATION

First Trust Exchange-Traded AlphaDEX(R) Fund (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on December 6, 2006, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of twenty-one funds considered either a Sector Fund or Style Fund, each type having a separate report. This report covers the twelve Style Funds listed below:

   First Trust Large Cap Core AlphaDEX(R) Fund - (NYSE Arca, Inc. ("NYSE Arca")
      ticker "FEX")
   First Trust Mid Cap Core AlphaDEX(R) Fund - (NYSE Arca ticker "FNX")
   First Trust Small Cap Core AlphaDEX(R) Fund - (NYSE Arca ticker "FYX")
   First Trust Large Cap Value AlphaDEX(R) Fund - (NYSE Arca ticker "FTA") First Trust Large Cap Growth AlphaDEX(R) Fund - (NYSE Arca ticker "FTC") First Trust Multi Cap Value AlphaDEX(R) Fund - (NYSE Arca ticker "FAB") First Trust Multi Cap Growth AlphaDEX(R) Fund - (NYSE Arca ticker "FAD") First Trust Mid Cap Value AlphaDEX(R) Fund - (NYSE Arca ticker "FNK")
   First Trust Mid Cap Growth AlphaDEX(R) Fund - (NYSE Arca ticker "FNY")
   First Trust Small Cap Value AlphaDEX(R) Fund - (NYSE Arca ticker "FYT") First Trust Small Cap Growth AlphaDEX(R) Fund - (NYSE Arca ticker "FYC") First Trust Mega Cap AlphaDEX(R) Fund - (NYSE Arca ticker "FMK")

Each fund represents a separate series of shares of beneficial interest in the Trust (each a "Fund" and collectively, the "Funds"). Each Fund's shares currently are listed and traded on the NYSE Arca. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit". Creation Units are issued and redeemed principally in-kind for securities included in a Fund's relevant index. Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the following indices:

FUND                                                                INDEX
First Trust Large Cap Core AlphaDEX(R) Fund                         Defined Large Cap Core Index (1)
First Trust Mid Cap Core AlphaDEX(R) Fund                           Defined Mid Cap Core Index (1)
First Trust Small Cap Core AlphaDEX(R) Fund                         Defined Small Cap Core Index (1)
First Trust Large Cap Value AlphaDEX(R) Fund                        Defined Large Cap Value Index (1)
First Trust Large Cap Growth AlphaDEX(R) Fund                       Defined Large Cap Growth Index (1)
First Trust Multi Cap Value AlphaDEX(R) Fund                        Defined Multi Cap Value Index (1)
First Trust Multi Cap Growth AlphaDEX(R) Fund                       Defined Multi Cap Growth Index (1)
First Trust Mid Cap Value AlphaDEX(R) Fund                          Defined Mid Cap Value Index (1)
First Trust Mid Cap Growth AlphaDEX(R) Fund                         Defined Mid Cap Growth Index (1)
First Trust Small Cap Value AlphaDEX(R) Fund                        Defined Small Cap Value Index (1)
First Trust Small Cap Growth AlphaDEX(R) Fund                       Defined Small Cap Growth Index (1)
First Trust Mega Cap AlphaDEX(R) Fund Defined Mega Cap Index

(1) This index is developed, maintained and sponsored by Standard & Poor's Financial Services LLC (as successor to Standard & Poor's, a Division of The McGraw-Hill Companies, Inc., "S&P"), and licensed to First Trust Portfolios L.P., the distributor of the Trust.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

Each Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value in accordance with valuation procedures adopted by the Trust's Board of Trustees and in accordance with the 1940 Act. Each Fund's securities will be valued as follows:

       Securities listed on any exchange other than the NASDAQ Stock Market, Inc. ("NASDAQ") or the London Stock Exchange Alternative Investment Market ("AIM") are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  STYLE FUNDS
                                 JULY 31, 2012

       prices on such day. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

       Securities listed on the NASDAQ or the AIM are valued at the official closing price on the business day as of which such value is being determined. If there is no official closing price on the valuation day, the securities are valued at the mean of the most recent bid and ask prices on such day.

       Securities traded in the over-the-counter market, but excluding securities trading on the NASDAQ or the AIM, are valued at the closing bid prices.

       Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principle, the current "fair value" of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. The use of fair value prices by a Fund generally results in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities including, but not limited to the following:

         1) the type of security;

         2) the size of the holding;

         3) the initial cost of the security;

         4) transactions in comparable securities;

         5) price quotes from dealers and/or pricing services;

         6) relationships among various securities;

         7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

         8) an analysis of the issuer's financial statements; and

         9) the existence of merger proposals or tender offers that might affect the value of the security.

In addition, the use of fair value prices and certain current market quotations or official closing prices could result in a difference between the prices used to calculate a Fund's NAV and the prices used by such Fund's corresponding index, which, in turn, could result in a difference between a Fund's performance and the performance of its underlying index.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

          o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

          o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

              o Quoted prices for similar investments in active markets.
              o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
              o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
              o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

          o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value each Fund's investments as of July 31, 2012, is included with each Fund's Portfolio of Investments.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  STYLE FUNDS
                                 JULY 31, 2012

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

Distributions received from a Fund's investments in real estate investment trusts ("REITs") may be comprised of return of capital, capital gains and income. The actual character of the amounts received during the year are not known until after the REITs fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income of each Fund, if any, are declared and paid semi-annually or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually.

On January 23, 2012, the Board of Trustees approved a change to quarterly dividends for each of the Funds. This change will be effective with the filing with the SEC of the annual update to each Fund's annual prospectus in November 2012.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from

U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid by each Fund during the year ended July 31, 2012 was as follows:

                                                    Distributions paid from   Distributions paid from   Distributions paid from
                                                        Ordinary Income            Capital Gains           Return of Capital
                                                    -----------------------   -----------------------   -----------------------
First Trust Large Cap Core AlphaDEX(R) Fund            $    3,513,526          $          --           $          --
First Trust Mid Cap Core AlphaDEX(R) Fund                   1,639,580                     --                      --
First Trust Small Cap Core AlphaDEX(R) Fund                   765,930                     --                      --
First Trust Large Cap Value AlphaDEX(R) Fund                3,138,591                     --                      --
First Trust Large Cap Growth AlphaDEX(R) Fund               1,045,280                     --                      --
First Trust Multi Cap Value AlphaDEX(R) Fund                  533,761                     --                      --
First Trust Multi Cap Growth AlphaDEX(R) Fund                 134,015                     --                      --
First Trust Mid Cap Value AlphaDEX(R) Fund                     63,030                     --                      --
First Trust Mid Cap Growth AlphaDEX(R) Fund                     6,080                     --                      --
First Trust Small Cap Value AlphaDEX(R) Fund                   27,780                     --                      --
First Trust Small Cap Growth AlphaDEX(R) Fund                   9,945                     --                      --
First Trust Mega Cap AlphaDEX(R) Fund                          74,860                     --                      --


The tax character of distributions paid by each Fund during the period ended July 31, 2011 was as follows:

                                                    Distributions paid from   Distributions paid from   Distributions paid from
                                                        Ordinary Income            Capital Gains           Return of Capital
                                                    -----------------------   -----------------------   -----------------------
First Trust Large Cap Core AlphaDEX(R) Fund            $    1,696,550          $          --           $          --
First Trust Mid Cap Core AlphaDEX(R) Fund                     829,065                     --                      --
First Trust Small Cap Core AlphaDEX(R) Fund                   276,075                     --                      --
First Trust Large Cap Value AlphaDEX(R) Fund                1,524,286                     --                      --
First Trust Large Cap Growth AlphaDEX(R) Fund                 626,975                     --                      --
First Trust Multi Cap Value AlphaDEX(R) Fund                  335,071                     --                      --
First Trust Multi Cap Growth AlphaDEX(R) Fund                  59,430                     --                      --
First Trust Mid Cap Value AlphaDEX(R) Fund                      4,020                     --                      --
First Trust Mid Cap Growth AlphaDEX(R) Fund                       --                      --                      --
First Trust Small Cap Value AlphaDEX(R) Fund                    3,020                     --                      --
First Trust Small Cap Growth AlphaDEX(R) Fund                     --                      --                      --
First Trust Mega Cap AlphaDEX(R) Fund                           1,750                     --                      --

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  STYLE FUNDS
                                 JULY 31, 2012

As of July 31, 2012, the components of distributable earnings on a tax basis for each Fund were as follows:

                                                                                        Accumulated
                                                                Undistributed           Capital and          Net Unrealized
                                                                  Ordinary                 Other              Appreciation
                                                                   Income               Gain (Loss)          (Depreciation)
                                                              -----------------      -----------------      -----------------
First Trust Large Cap Core AlphaDEX(R) Fund                    $      285,819        $    (30,077,227)      $     5,211,412
First Trust Mid Cap Core AlphaDEX(R) Fund                              84,604             (35,334,181)           (1,413,625)
First Trust Small Cap Core AlphaDEX(R) Fund                                --             (13,585,341)              666,095
First Trust Large Cap Value AlphaDEX(R) Fund                          201,533             (15,373,589)           (7,630,465)
First Trust Large Cap Growth AlphaDEX(R) Fund                         107,852             (36,007,524)           11,385,125
First Trust Multi Cap Value AlphaDEX(R) Fund                           25,971              (6,433,606)           (2,391,324)
First Trust Multi Cap Growth AlphaDEX(R) Fund                          14,463             (10,617,307)            2,471,213
First Trust Mid Cap Value AlphaDEX(R) Fund                              1,898                (294,093)             (312,460)
First Trust Mid Cap Growth AlphaDEX(R) Fund                             6,020              (1,568,713)              214,399
First Trust Small Cap Value AlphaDEX(R) Fund                               --                (185,745)             (455,014)
First Trust Small Cap Growth AlphaDEX(R) Fund                              --              (1,213,121)              583,375
First Trust Mega Cap AlphaDEX(R) Fund                                   9,762                (906,308)              (13,574)

D. INCOME TAXES:

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distribution from such taxable income for the calendar year.

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2009, 2010, 2011 and 2012 remain open to federal and state audit. As of July 31, 2012, management has evaluated the application of these standards to the Funds, and has determined that no provision for income tax is required in the Funds' financial statements for uncertain tax positions.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses arising in taxable years after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At July 31, 2012, the Funds had pre-enactment and post-enactment net capital losses for federal income tax purposes as shown in the following table. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. The Funds are subject to certain limitations, under U.S. tax rules, on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

                               Capital Loss   Capital Loss   Capital Loss   Capital Loss   Capital Loss       Post          Total
                                 Available      Available      Available      Available      Available     Effective -     Capital
                                  through        through        through        through        through          No           Loss
                               July 31, 2015  July 31, 2016  July 31, 2017  July 31, 2018  July 31, 2019   Expiration     Available
                               -------------  -------------  -------------  -------------  -------------  -------------  -----------
First Trust Large Cap Core
     AlphaDEX(R) Fund          $    15,102    $    8,528     $ 2,600,275      $ 2,800,653    $1,020,863     $23,631,806  $30,077,227
First Trust Mid Cap Core
     AlphaDEX(R) Fund                7,911        84,882       1,985,474        2,119,642     1,502,304      29,633,968   35,334,181
First Trust Small Cap Core
     AlphaDEX(R) Fund               14,770       111,735       1,882,188        1,600,982     1,258,833       8,716,833   13,585,341
First Trust Large Cap Value
     AlphaDEX(R) Fund                1,854        80,299       2,272,260        5,098,300       298,768       7,622,108   15,373,589
First Trust Large Cap Growth
     AlphaDEX(R) Fund                  --        162,514      10,217,162        3,224,180     1,803,151      20,600,517   36,007,524
First Trust Multi Cap Value
     AlphaDEX(R) Fund                8,569        56,799       1,331,945        1,180,819       322,362       3,533,112    6,433,606
First Trust Multi Cap Growth
     AlphaDEX(R) Fund               26,562       241,100       2,554,292        1,438,794       345,171       6,011,388   10,617,307
First Trust Mid Cap Value
     AlphaDEX(R) Fund                  --            --              --               --            --          294,093      294,093


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  STYLE FUNDS
                                 JULY 31, 2012

                               Capital Loss    Capital Loss  Capital Loss   Capital Loss   Capital Loss       Post          Total
                                 Available      Available      Available      Available      Available     Effective -     Capital
                                  through        through        through        through        through          No           Loss
                               July 31, 2015  July 31, 2016  July 31, 2017  July 31, 2018  July 31, 2019   Expiration     Available
                               -------------  -------------  -------------  -------------  -------------  -------------  -----------
First Trust Mid Cap Growth
     AlphaDEX(R) Fund          $        --     $       --      $      --      $       --    $        --     $ 1,568,713  $ 1,568,713
First Trust Small Cap Value
     AlphaDEX(R) Fund                   --             --             --              --             --         185,745      185,745
First Trust Small Cap Growth
     AlphaDEX(R) Fund                   --             --             --              --             --       1,213,121    1,213,121
First Trust Mega Cap
     AlphaDEX(R) Fund                   --             --             --              --             --         906,308      906,308


In order to present paid-in capital and accumulated net realized gain (loss) on investments on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended July 31, 2012, the adjustments for each Fund were as follows:


                                                                              Accumulated
                                                      Accumulated             Net Realized
                                                     Net Investment           Gain (Loss)              Paid-in
                                                     Income (Loss)           on Investments            Capital
                                                    ----------------        ----------------      ----------------
First Trust Large Cap Core AlphaDEX(R) Fund           $          --         $   (11,716,720)        $  11,716,720
First Trust Mid Cap Core AlphaDEX(R) Fund                     4,639              (6,632,358)            6,627,719
First Trust Small Cap Core AlphaDEX(R) Fund                   9,843              (3,341,118)            3,331,275
First Trust Large Cap Value AlphaDEX(R) Fund                     --             (11,849,846)           11,849,846
First Trust Large Cap Growth AlphaDEX(R) Fund                66,953              (6,428,750)            6,361,797
First Trust Multi Cap Value AlphaDEX(R) Fund                     --              (4,410,627)            4,410,627
First Trust Multi Cap Growth AlphaDEX(R) Fund                 7,247              (1,959,716)            1,952,469
First Trust Mid Cap Value AlphaDEX(R) Fund                       --                (734,766)              734,766
First Trust Mid Cap Growth AlphaDEX(R) Fund                      57                (149,743)              149,686
First Trust Small Cap Value AlphaDEX(R) Fund                     32                (367,445)              367,413
First Trust Small Cap Growth AlphaDEX(R) Fund                 1,788                (268,527)              266,739
First Trust Mega Cap AlphaDEX(R) Fund                            --                 (31,136)               31,136

E. EXPENSES:

Expenses that are directly related to one of the Funds are charged directly to the respective Fund, except for the First Trust Mid CapValue AlphaDEX(R) Fund, First Trust Mid Cap Growth AlphaDEX(R) Fund, First Trust Small Cap Value AlphaDEX(R) Fund, First Trust Small Cap Growth AlphaDEX(R) Fund, and First Trust Mega Cap AlphaDEX(R) Fund, for which expenses other than excluded expenses (discussed in Note 3) are paid by First Trust Advisors L.P. ("First Trust" or the "Advisor"). General expenses of the Trust are allocated to all the Funds based upon the net assets of each Fund.

First Trust Portfolios L.P. ("FTP") has entered into licensing agreements with Standard & Poor's for each of the Style Funds. The license agreements allow for the use by FTP of certain trademarks and tradenames. The Funds and First Trust are sub-licensees to the applicable license agreement. The Funds, except for the First Trust Mid Cap Value AlphaDEX(R) Fund, First Trust Mid Cap Growth AlphaDEX(R) Fund, First Trust Small Cap Value AlphaDEX(R) Fund, First Trust Small Cap Growth AlphaDEX(R) Fund, and First Trust Mega Cap AlphaDEX(R) Fund, are required to pay licensing fees, which are shown on the Statements of Operations. The licensing fees for the First Trust Mid Cap Value AlphaDEX(R) Fund, First Trust Mid Cap Growth AlphaDEX(R) Fund, First Trust Small Cap Value AlphaDEX(R) Fund, First Trust Small Cap Growth AlphaDEX(R) Fund, and First Trust Mega Cap AlphaDEX(R) Fund are paid by First Trust from the unitary investment advisory fees it receives from each of these Funds.

F. ACCOUNTING PRONOUNCEMENTS:

In April 2011, the Financial Accounting Standards Board ("FASB") released Accounting Standards Update ("ASU") No. 2011-03, "Reconsideration of Effective Control for Repurchase Agreements." This ASU amends FASB Accounting Standards Codification ("ASC") Topic 860, "Transfers and Servicing"; specifically the criteria required to determine whether a repurchase agreement and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. This ASU is effective for fiscal years and interim

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  STYLE FUNDS
                                 JULY 31, 2012

periods beginning on or after December 15, 2011. Management has concluded that the adoption of ASU No. 2011-03 is not expected to have a material impact on the Funds' financial statements and the accompanying notes, net assets or results of operations.

In May 2011, FASB issued ASU No. 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs", modifying Topic 820, "Fair Value Measurements and Disclosures". At the same time, the International Accounting Standards Board ("IASB") issued International Financial Reporting Standard ("IFRS") 13, "Fair Value Measurement." The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose (i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, (ii) for Level 3 fair value measurements, quantitative information about significant unobservable inputs used, (iii) a description of the valuation processes used by the reporting entity, and (iv) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the updated standards on the Funds' financial statements, if any.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio, managing the Fund's business affairs and providing certain other services necessary for the management of the Funds.

For the First Trust Mid Cap Value AlphaDEX(R) Fund, First Trust Mid Cap Growth AlphaDEX(R) Fund, First Trust Small Cap Value AlphaDEX(R) Fund, First Trust Small Cap Growth AlphaDEX(R) Fund and First Trust Mega Cap AlphaDEX(R) Fund (such Funds, the "Unitary Fee Funds"), First Trust is paid an annual unitary management fee of 0.70% of such Fund's average daily net assets and is responsible for the expenses of such Fund including the cost of transfer agency, custody, fund administration, legal, audit and other services, and excluding distribution and service fees pursuant to a Rule 12b-1 plan, if any, brokerage expenses, taxes, interest, and extraordinary expenses.

For the First Trust Large Cap Core AlphaDEX(R) Fund, First Trust Mid Cap Core AlphaDEX(R) Fund, First Trust Small Cap Core AlphaDEX(R) Fund, First Trust Large Cap Value AlphaDEX(R) Fund, First Trust Large Cap Growth AlphaDEX(R) Fund, First Trust Multi Cap Value AlphaDEX(R) Fund and First Trust Multi Cap Growth AlphaDEX(R) Fund, First Trust is paid an annual management fee of 0.50% of such Fund's average daily net assets. For such Funds, the Trust and First Trust have entered into an Expense Reimbursement, Fee Waiver and Recovery Agreement ("Recovery Agreement") in which the Advisor has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of each such Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) exceed 0.70% of average daily net assets per year (the "Expense Cap"). These Funds will have the Expense Cap in effect until at least November 30, 2013.

Expenses reimbursed and fees waived by First Trust under the Recovery Agreement are subject to recovery by First Trust for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by the Fund if it results in the Fund exceeding an expense ratio equal to the Expense Cap in place at the time the expenses were reimbursed or fees waived by First Trust. These amounts, if any, would be included in "Expenses previously waived or reimbursed" on the Statements of Operations.

The advisory fee waivers and expense reimbursements for the year ended July 31, 2012 and the expenses borne by the Advisor subject to recovery from each Fund for the periods indicated were as follows:

                                                                           Expenses Borne by Advisor Subject to Recovery
                                                               ---------------------------------------------------------------------
                                                   Advisory      Expense        Year           Year           Year
                                                      Fee         Reim-         Ended          Ended          Ended
                                                    Waivers    bursements   July 31, 2010  July 31, 2011  July 31, 2012     Total
                                                  -----------  -----------  -------------  -------------  -------------  -----------
First Trust Large Cap Core AlphaDEX(R) Fund        $      --    $     --     $       --     $       --     $       --     $      --
First Trust Mid Cap Core AlphaDEX(R) Fund                 --          --             --             --             --            --
First Trust Small Cap Core AlphaDEX(R) Fund               --          --         53,176         31,316             --        84,492
First Trust Large Cap Value AlphaDEX(R) Fund              --          --         22,492         15,536             --        38,028
First Trust Large Cap Growth AlphaDEX(R) Fund             --          --         40,938         22,615             --        63,553
First Trust Multi Cap Value AlphaDEX(R) Fund          44,672          --         41,081         48,799         44,672       134,552
First Trust Multi Cap Growth AlphaDEX(R) Fund         44,292          --         49,427         48,197         44,292       141,916

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  STYLE FUNDS
                                 JULY 31, 2012

The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM"). Under the servicing agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Trust. As custodian, BNYM is responsible for custody of the Trust's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Trust's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for the Trust. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Effective January 23, 2012, James A. Bowen resigned from his position as the President and Chief Executive Officer of the Trust. He will continue as a Trustee, the Chairman of the Board of Trustees and a member of the Executive Committee. The Board elected Mark R. Bradley to serve as the President and Chief Executive Officer of the Trust and James M. Dykas to serve as the Treasurer, Chief Financial Officer and Chief Accounting Officer of the Trust.

Effective January 1, 2012, each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer of $125,000 per year and an annual per fund fee of $4,000 for each closed-end fund or other actively managed fund and $1,000 for each index fund in the First Trust Fund Complex. The fixed annual retainer is allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Prior to January 1, 2012, each Independent Trustee received an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each additional trust in the First Trust Fund Complex. The annual retainer was allocated equally among each of the trusts.

Additionally, the Lead Independent Trustee is paid $15,000 annually, the Chairman of the Audit Committee is paid $10,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $5,000 annually to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Prior to January 1, 2012, the annual amounts paid were $10,000, $5,000 and $2,500, respectively. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee chairman will serve two-year terms before rotating to serve as chairman of another committee or as Lead Independent Trustee. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the year ended July 31, 2012, the cost of purchases and proceeds from sales of investment securities for each Fund, excluding short-term investments and in-kind transactions, were as follows:

                                                  Purchases           Sales
                                               ---------------   ---------------
First Trust Large Cap Core AlphaDEX(R) Fund     $ 280,857,240     $ 280,105,297
First Trust Mid Cap Core AlphaDEX(R) Fund         262,737,554       264,572,785
First Trust Small Cap Core AlphaDEX(R) Fund       136,125,512       135,962,244
First Trust Large Cap Value AlphaDEX(R) Fund      179,462,794       179,169,020
First Trust Large Cap Growth AlphaDEX(R) Fund     207,929,420       207,914,899
First Trust Multi Cap Value AlphaDEX(R) Fund       39,655,693        39,607,560
First Trust Multi Cap Growth AlphaDEX(R) Fund      46,394,664        46,432,321
First Trust Mid Cap Value AlphaDEX(R) Fund          6,517,458         6,497,953
First Trust Mid Cap Growth AlphaDEX(R) Fund        18,533,187        18,514,789
First Trust Small Cap Value AlphaDEX(R) Fund        3,506,735         3,467,560
First Trust Small Cap Growth AlphaDEX(R) Fund       9,970,252        10,352,894
First Trust Mega Cap AlphaDEX(R) Fund              10,652,695        10,632,505

For the year ended July 31, 2012, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

                                                  Purchases           Sales
                                               ---------------   ---------------
First Trust Large Cap Core AlphaDEX(R) Fund     $ 190,086,108     $ 134,382,845
First Trust Mid Cap Core AlphaDEX(R) Fund         179,426,927       185,983,105
First Trust Small Cap Core AlphaDEX(R) Fund        67,339,317        42,752,930
First Trust Large Cap Value AlphaDEX(R) Fund      147,360,036        83,464,627
First Trust Large Cap Growth AlphaDEX(R) Fund      60,542,268        64,673,547
First Trust Multi Cap Value AlphaDEX(R) Fund       35,908,654        27,927,650
First Trust Multi Cap Growth AlphaDEX(R) Fund      14,605,170        21,065,509
First Trust Mid Cap Value AlphaDEX(R) Fund         10,691,981         4,054,859
First Trust Mid Cap Growth AlphaDEX(R) Fund        21,725,383        11,365,932
First Trust Small Cap Value AlphaDEX(R) Fund        7,932,515         3,880,856
First Trust Small Cap Growth AlphaDEX(R) Fund       7,088,962         3,395,530
First Trust Mega Cap AlphaDEX(R) Fund              15,835,326         8,152,204

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  STYLE FUNDS
                                 JULY 31, 2012


                   5. CREATION, REDEMPTION & TRANSACTION FEES

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the daily NAV per share of each Fund on the transaction date times the number of shares in a Creation Unit. Purchasers of Creation Units must pay to BNYM, as transfer agent, a standard creation transaction fee (the "Creation Transaction Fee"), which is based on the number of different securities in a Creation Unit of each Fund according to the fee schedule set forth below:

                      Number of Securities            Creation
                       in a Creation Unit          Transaction Fee
                      --------------------      --------------------
                              1-100                    $  500
                            101-200                    $1,000
                            201-300                    $1,500
                            301-400                    $2,000
                            401-500                    $2,500
                            501-600                    $3,000
                            601-700                    $3,500

The Creation Transaction Fee is applicable to each purchase transaction regardless of the number of Creation Units purchased in the transaction. An additional variable fee of up to three times the Creation Transaction Fee may be charged with respect to transactions effected outside of the clearing process (i.e., through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units. The price for each Creation Unit will equal the daily NAV per share of a Fund on the transaction date times the number of shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Parties redeeming Creation Units must pay to BNYM, as transfer agent, a standard redemption transaction fee (the "Redemption Transaction Fee"), which is based on the number of different securities in a Creation Unit of each Fund according to the fee schedule set forth below:

                      Number of Securities           Redemption
                       in a Creation Unit         Transaction Fee
                      --------------------      --------------------
                              1-100                    $  500
                            101-200                    $1,000
                            201-300                    $1,500
                            301-400                    $2,000
                            401-500                    $2,500
                            501-600                    $3,000
                            601-700                    $3,500

The Redemption Transaction Fee is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional variable fee of up to three times the Redemption Transaction Fee may be charged with respect to redemptions effected outside of the clearing process or to the extent that redemptions are for cash. Each Fund reserves the right to effect redemptions in cash. A shareholder may request cash redemption in lieu of securities; however, a Fund may, in its discretion, reject any such request.

                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse FTP, the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, the Funds will not pay 12b-1 fees before November 30, 2013.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  STYLE FUNDS
                                 JULY 31, 2012


                               7. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND:

We have audited the accompanying statements of assets and liabilities of First Trust Large Cap Core AlphaDEX(R) Fund, First Trust Mid Cap Core AlphaDEX(R) Fund, First Trust Small Cap Core AlphaDEX(R) Fund, First Trust Large Cap Value AlphaDEX(R) Fund, First Trust Large Cap Growth AlphaDEX(R) Fund, First Trust Multi Cap Value AlphaDEX(R) Fund, First Trust Multi Cap Growth AlphaDEX(R) Fund, First Trust Mid Cap Value AlphaDEX(R) Fund, First Trust Mid Cap Growth AlphaDEX(R) Fund, First Trust Small Cap Value AlphaDEX(R) Fund, First Trust Small Cap Growth AlphaDEX(R) Fund, and First Trust Mega Cap AlphaDEX(R) Fund, each a series of the First Trust Exchange-Traded AlphaDEX(R) Fund (the "Fund"), including the portfolios of investments, as of July 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2012 by correspondence with the Fund's custodian and brokers; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds listed above included in the First Trust Exchange-Traded AlphaDEX(R) Fund as of July 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.


/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois
September 27, 2012

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  STYLE FUNDS
                           JULY 31, 2012 (UNAUDITED)


                      Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the 12-months ended July 31, 2012 is available
(1) without charge, upon request, by calling (800) 988-5891; (2) on the Trust's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

                               Portfolio Holdings

The Trust files its complete schedule of each Fund's portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available (1) by calling
(800) 988-5891; (2) on the Trust's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and
(4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                            Federal Tax Information

For the taxable year ended July 31, 2012, the following percentages of income dividend paid by the Funds qualify for the dividends received deduction available to corporations:

                                                  Dividends Received Deduction
                                                  ----------------------------
First Trust Large Cap Core AlphaDex Fund                    100.00%
First Trust Mid Cap Core AlphaDex Fund                      100.00%
First Trust Small Cap Core AlphaDex Fund                    100.00%
First Trust Large Cap Growth AlphaDex Fund                  100.00%
First Trust Large Cap Value AlphaDex Fund                   100.00%
First Trust Multi Cap Growth AlphaDex Fund                  100.00%
First Trust Multi Cap Value AlphaDex Fund                   100.00%
First Trust Mid Cap Growth AlphaDex Fund                    100.00%
First Trust Mid Cap Value AlphaDex Fund                     100.00%
First Trust Small Cap Growth AlphaDex Fund                  100.00%
First Trust Small Cap Value AlphaDex Fund                   100.00%
First Trust Mega Cap AlphaDex Fund                          100.00%

For the taxable year ended July 31, 2012, the following percentages of income dividend paid by the Funds is hereby designated as qualified dividend income:


                                                  Qualified Dividend Income
                                                  -------------------------
First Trust Large Cap Core AlphaDex Fund                  100.00%
First Trust Mid Cap Core AlphaDex Fund                    100.00%
First Trust Small Cap Core AlphaDex Fund                  100.00%
First Trust Large Cap Growth AlphaDex Fund                100.00%
First Trust Large Cap Value AlphaDex Fund                 100.00%
First Trust Multi Cap Growth AlphaDex Fund                100.00%
First Trust Multi Cap Value AlphaDex Fund                 100.00%
First Trust Mid Cap Growth AlphaDex Fund                  100.00%
First Trust Mid Cap Value AlphaDex Fund                   100.00%
First Trust Small Cap Growth AlphaDex Fund                100.00%
First Trust Small Cap Value AlphaDex Fund                 100.00%
First Trust Mega Cap AlphaDex Fund                        100.00%

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  STYLE FUNDS
                           JULY 31, 2012 (UNAUDITED)


                               ADVISORY AGREEMENT

Board Considerations Regarding Approval of Investment Management Agreement

The Board of Trustees of the First Trust Exchange-Traded AlphaDEX(R) Fund (the "Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Agreement") with First Trust Advisors L.P. (the "Advisor") on behalf of the following seven series of the Trust (each a "Fund" and collectively, the "Funds"):

       First Trust Large Cap Core AlphaDEX(R) Fund (FEX)
       First Trust Mid Cap Core AlphaDEX(R) Fund (FNX)
       First Trust Small Cap Core AlphaDEX(R) Fund (FYX)
       First Trust Multi Cap Growth AlphaDEX(R) Fund (FAD)
       First Trust Multi Cap Value AlphaDEX(R) Fund (FAB)
       First Trust Large Cap Growth AlphaDEX(R) Fund (FTC)
       First Trust Large Cap Value AlphaDEX(R) Fund (FTA)

The Board approved the continuation of the Agreement for a one-year period ending March 31, 2013, for each Fund at a meeting held on March 11-12, 2012. The Board of Trustees determined for each Fund that the continuation of the Agreement is in the best interests of the Fund in light of the services, expenses and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreement for each Fund, the Independent Trustees received a report in advance of the Board meeting responding to a request for information from counsel to the Independent Trustees. The report, among other things, outlined the services provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the advisory fee for each Fund as compared to fees charged to a peer group of Funds compiled by Lipper Inc. ("Lipper"), an independent source (the "Lipper Expense Group"), and as compared to fees charged to other clients of the Advisor with similar investment objectives and to other exchange-traded funds ("ETFs") managed by the Advisor; expenses of each Fund compared to expense ratios of the funds in the Fund's Lipper Expense Group; the nature of expenses incurred in providing services to each Fund and the potential for economies of scale, if any; financial data on the Advisor; fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P.; and a summary of the Advisor's compliance program. Following receipt of this information, counsel to the Independent Trustees posed follow-up questions to the Advisor, and the Independent Trustees and their counsel then met separately to discuss the information provided by the Advisor, including the supplemental responses. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor is a reasonable business arrangement from each Fund's perspective as well as from the perspective of shareholders. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor manages the Fund and knowing the Fund's investment advisory fee. The Board also considered that the Agreement was approved by shareholders of each Fund at meetings held in December 2010.

In reviewing the Agreement for each Fund, the Board considered the nature, extent and quality of services provided under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all the services provided by the Advisor to the Funds. The Board also considered the background and experience of the persons responsible for the day-to-day management of the Funds. The Board considered the compliance program that had been developed by the Advisor and the procedures in place to monitor each Fund's investment program. In light of the information presented and the considerations made, the Board concluded that the nature, quality and extent of services provided to the Trust and each Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed each Fund consistent with its investment objective and policies.

The Board considered the advisory fees payable by each Fund under the Agreement. The Board considered that the Advisor agreed to extend the current expense cap for each Fund through November 30, 2013. For each Fund, the Board noted that expenses borne by the Advisor are to be subject to reimbursement by the Fund for up to three years from the date the fee or expense was incurred, but

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  STYLE FUNDS
                           JULY 31, 2012 (UNAUDITED)

no reimbursement payment would be made by the Fund if it would result in the Fund exceeding an expense ratio equal to the expense cap in place at the time the expenses were borne by the Advisor. The Board considered the fees charged by the Advisor to other ETFs and other advisory clients with investment objectives and policies similar to the Funds', noting that those fees generally were similar to the fees charged to the Funds. In addition, the Board received data prepared by Lipper showing the management fees and expense ratios of each Fund as compared to the Fund's Lipper Expense Group. Because each Fund's Lipper Expense Group included peer funds that pay a unitary fee, the Board determined that the Funds' expense ratios were the more relevant data point. Based on the information provided, the Board noted that the total (net) expense ratio of each Fund was above the median of the Fund's Lipper Expense Group. The Board discussed with representatives of the Advisor the limitations in creating a relevant peer group for each Fund, including that (i) many of the Funds are unique in their composition, which makes assembling peers with similar strategies and asset mix difficult and (ii) Lipper omitted certain peer funds due to size that are otherwise logical and appropriate comparisons based on style, strategy and objective. The Board took these limitations into account in considering the Lipper data. The Board also considered information regarding First Trust ETFs from a February 2012 report from Cogent Research on ETF investors.

The Board considered performance information for each Fund, noting that the performance information included each Fund's quarterly performance report, which is part of the process that the Board has established for monitoring each Fund's performance on an ongoing basis. The Board determined that this process continues to be effective for reviewing each Fund's performance. The Board also considered information regarding the performance of each Fund's underlying index, the correlation between each Fund's performance and that of its underlying index, the Fund's tracking error and the Fund's excess return as compared to a benchmark index. Based on the information provided and its ongoing review of performance, the Board concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was consistent with the target set forth in the Fund's prospectus. In addition, the Board received data prepared by Lipper comparing each Fund's performance to a peer group selected by Lipper (the "Lipper Performance Group") and to a broad-based benchmark. In reviewing each Fund's performance as compared to the performance of the Fund's Lipper Performance Group, the Board took into account the limitations described above with respect to creating relevant peer groups for the Funds.

On the basis of all the information provided on the fees, expenses and performance of each Fund, the Board concluded that the advisory fees for each Fund were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor to each Fund under the Agreement.

The Board noted that the Advisor has continued to invest in personnel and infrastructure and considered whether fee levels reflect any economies of scale for the benefit of shareholders. The Board concluded that the advisory fee for each Fund reflects an appropriate level of sharing of any economies of scale at current asset levels. The Board also considered the costs of the services provided and profits realized by the Advisor from serving as investment advisor to each Fund for the twelve months ended December 31, 2011, as set forth in the materials provided to the Board. Based on the information provided, the Board concluded that the pre-tax profits estimated to have been realized by the Advisor in connection with the management of each Fund for calendar year 2011 were not unreasonable. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and First Trust Portfolios L.P. their exposure to investors and brokers who, in the absence of the Funds, may have had no dealings with the Advisor, and noted that the Advisor does not utilize soft dollars in connection with its management of the Funds' portfolios.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of Trust and each Fund. No single factor was determinative in the Board's analysis.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                           JULY 31, 2012 (UNAUDITED)

The Trust's respective statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling (800) 988-5891.

                                                                                                     Number of
                                                                                                   Portfolios in
                                Term of Office                                                    the First Trust        Other
       Name, Address,           and Year First                                                      Fund Complex    Trusteeships or
      Date of Birth and           Elected or                  Principal Occupations                 Overseen by      Directorships
   Position with the Trust         Appointed                   During Past 5 Years                    Trustee       Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee   o Indefinite Term  Physician; President, Wheaton Orthope-                93        None
c/o First Trust Advisors L.P.                     dics; Co-Owner and Co-Director (January
120 E. Liberty Drive,          o Since Inception  1996 to May 2007), Sports Med Center for
   Suite 400                                      Fitness; Limited Partner, Gundersen Real
Wheaton, IL 60187                                 Estate Limited Partnership; Member,
D.O.B.: 04/51                                     Sportsmed LLC

Thomas R. Kadlec, Trustee      o Indefinite Term  President (March 2010 to present), Senior             93        Director of ADM
c/o First Trust Advisors L.P.                     Vice President and Chief Financial Officer                      Investor Services,
120 E. Liberty Drive,          o Since Inception  (May 2007 to March 2010), Vice President                        Inc. and ADM
   Suite 400                                      and Chief Financial Officer (1990 to May                        Investor Services,
Wheaton, IL 60187                                 2007), ADM Investor Services, Inc.                              International
D.O.B.: 11/57                                     (Futures Commission Merchant)

Robert F. Keith, Trustee       o Indefinite Term  President (2003 to Present), Hibs                     93        None
c/o First Trust Advisors L.P.                     Enterprises (Financial and Management
120 E. Liberty Drive,          o Since Inception  Consulting)
   Suite 400
Wheaton, IL 60187
D.O.B.: 11/56

Niel B. Nielson, Trustee       o Indefinite Term  President and Chief Executive Officer                 93        Director of
c/o First Trust Advisors L.P.                     (June 2012 to Present), Dew Learning LLC                        Covenant
120 E. Liberty Drive,          o Since Inception  (Educational Products and Services);                            Transport Inc.
   Suite 400                                      President (June 2002 to June 2012),
Wheaton, IL 60187                                 Covenant College
D.O.B.: 03/54

------------------------------------------------------------------------------------------------------------------------------------
                                                        INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,    o Indefinite Term  Chief Executive Officer (December 2010 to             93        None
Chairman of the Board                             Present), President (until December 2010),
120 E. Liberty Drive,          o Since Inception  First Trust Advisors L.P. and First Trust
   Suite 400                                      Portfolios L.P.; Chairman of the Board of
Wheaton, IL 60187                                 Directors, BondWave LLC
D.O.B.: 09/55                                     (Software Development Company/
                                                  Investment Advisor) and Stonebridge
                                                  Advisors LLC (Investment Advisor)

-------------------
1 Mr. Bowen is deemed an "interested person" of the Trust due to his position as President of First Trust Advisors L.P., investment advisor of the Trust.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                           JULY 31, 2012 (UNAUDITED)

                                Position and               Term of Office
    Name, Address                  Offices                 and Length of                      Principal Occupations
  and Date of Birth              with Trust                   Service                          During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
                                                  OFFICERS WHO ARE NOT TRUSTEES(2)
------------------------------------------------------------------------------------------------------------------------------------
Mark R. Bradley        President and Chief Executive    o Indefinite Term     Chief Operating Officer (December 2010 to Present)
120 E. Liberty Drive,  Officer                                                and Chief Financial Officer, First Trust Advisors L.P.
   Suite 400                                            o Since January 2012  and First Trust Portfolios L.P.; Chief Financial
Wheaton, IL 60187                                                             Officer, BondWave LLC (Software Development
D.O.B.: 11/57                                                                 Company/Investment Advisor) and Stonebridge
                                                                              Advisors LLC (Investment Advisor)

James M. Dykas         Treasurer, Chief Financial       o Indefinite Term     Controller (January 2011 to Present), Senior Vice
120 E. Liberty Drive,  Officer and Chief Accounting                           President (April 2007 to Present), Vice President
   Suite 400           Officer                          o Since January 2012  (January 2005 to April 2007), First Trust Advisors
Wheaton, IL 60187                                                             L.P. and First Trust Portfolios L.P.
D.O.B.: 01/66

Rosanne Gatta          Assistant Secretary              o Indefinite Term     Board Liaison Associate (July 2010 to Present), First
120 E. Liberty Drive,                                                         Trust Advisors L.P. and First Trust Portfolios L.P.;
   Suite 400                                            o Since March 2011    Assistant Vice President (February 2001 to July
Wheaton, IL 60187                                                             2010), PNC?Global Investment Servicing
D.O.B.: 07/55

W. Scott Jardine       Secretary                        o Indefinite Term     General Counsel, First Trust Advisors L.P. and First
120 E. Liberty Drive,                                                         Trust Portfolios L.P.; Secretary, BondWave LLC
   Suite 400                                            o Since Inception     (Software Development Company/Investment Advisor)
Wheaton, IL 60187                                                             and Stonebridge Advisors LLC (Investment Advisor)
D.O.B.: 05/60

Erin E. Klassman       Assistant Secretary              o Indefinite Term     Assistant General Counsel (October 2007 to Present),
120 E. Liberty Drive,                                                         Associate Counsel (March 2006 to October 2007),
   Suite 400                                            o Since June 2009     First Trust Advisors L.P. and First Trust Portfolios
Wheaton, IL 60187                                                             L.P.; Associate Attorney (November 2003 to March
D.O.B.: 08/76                                                                 2006), Doyle & Bolotin, Ltd.

Daniel J. Lindquist    Vice President                   o Indefinite Term     Senior Vice President (September 2005 to
120 E. Liberty Drive,                                                         Present), Vice President (April 2004 to September
   Suite 400                                            o Since Inception     2005), First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                                             Portfolios L.P.
D.O.B.: 02/70

Coleen D. Lynch        Assistant Vice President         o Indefinite Term     Assistant Vice President (January 2008 to Present),
120 E. Liberty Drive,                                                         First Trust Advisors L.P. and First Trust Portfolios
   Suite 400                                            o Since July 2008     L.P.; Vice President (May 1998 to January 2008), Van
Wheaton, IL 60187                                                             Kampen Asset Management and Morgan Stanley
D.O.B.: 07/58                                                                 Investment Management

Kristi A. Maher        Assistant Secretary and          o Indefinite Term     Deputy General Counsel (May 2007 to Present),
120 E. Liberty Drive,  Chief Compliance Officer                               Assistant General Counsel (March 2004 to May
   Suite 400                                            o Since Inception     2007), First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                                             Portfolios L.P.
D.O.B.: 12/66

Roger F. Testin        Vice President                   o Indefinite Term     Senior Vice President (November 2003 to Present),
120 E. Liberty Drive,                                                         Vice President (August 2001 to November 2003), First
   Suite 400                                            o Since Inception     Trust Advisors L. P. and First Trust Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 06/66

Stan Ueland            Vice President                   o Indefinite Term     Vice President (August 2005 to Present), First Trust
120 E. Liberty Drive,                                                         Advisors L.P. and First Trust Portfolios L.P; Vice
   Suite 400                                            o Since Inception     President (May 2004 to August 2005), BondWave LLC
Wheaton, IL 60187                                                             (Software Development Company/Investment Advisor)
D.O.B.: 11/70


-------------------
2 The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
RISK CONSIDERATIONS
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  STYLE FUNDS
                           JULY 31, 2012 (UNAUDITED)

RISKS ARE INHERENT IN ALL INVESTING. YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT HTTP://WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND. FOR ADDITIONAL INFORMATION ABOUT THE RISKS ASSOCIATED WITH INVESTING IN THE FUNDS, PLEASE SEE THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION, AS WELL AS OTHER REGULATORY FILINGS. READ THESE DOCUMENTS CAREFULLY BEFORE YOU INVEST. FIRST TRUST PORTFOLIOS L.P. IS THE DISTRIBUTOR OF THE FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND.

The following summarizes some of the risks that should be considered for the Funds.

Each Fund's shares will change in value, and you could lose money by investing in a Fund. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments. Overall stock market values could decline generally or could underperform other investments.

An investment in a Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. Investors buying or selling Fund shares on the secondary market may incur brokerage commissions. In addition, investors who sell Fund shares may receive less than the Fund shares' net asset value. Unlike shares of open-end mutual funds, investors are generally not able to purchase ETF shares directly from a Fund and individual ETF shares are not redeemable. However, specified large blocks of ETF shares called creation units can be purchased from, or redeemed to, a Fund.

Each Fund is subject to index tracking risk. You should anticipate that the value of each Fund's shares will decline, more or less, in correlation with any decline in the value of that Fund's corresponding index.

Each Fund's return may not match the return of the index it seeks to track for a number of reasons. While First Trust seeks to have a correlation of 0.95 or better, before expenses, between a Fund's performance and the performance of its corresponding index, there can be no assurance that a Fund will be able to achieve such a correlation. Accordingly, each Fund's performance may correlate to a lesser extent and may possibly vary substantially from the performance of its corresponding index.

Each Fund is exposed to additional market risk due to its policy of investing principally in the securities included in its corresponding index. As a result of this policy, securities held by each Fund will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. As a result, the Funds will generally not sell a stock because the stock's issuer is in financial trouble, unless that stock is removed or is anticipated to be removed from the index the Fund seeks to track.

Each Fund relies on a license and related sublicense from an index provider that permits it to use its corresponding index and associated trade names, trademarks and service marks in connection with the name and investment strategies of the Fund. Such license and related sublicense may be terminated by the index provider and, as a result, a Fund may lose its ability to use such intellectual property. There is no guarantee the index provider has all the rights to license such intellectual property on behalf of the Fund. In the event the license is terminated or the index provider does not have rights to license such intellectual property, it may have a significant effect on the operation of the respective Fund.

Each Fund is subject to issuer specific change risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Each Fund may be concentrated in stocks of companies in an individual industry if the Fund's corresponding index is concentrated in such industry. A concentration makes a Fund more susceptible to any single occurrence affecting the industry and may subject a Fund to greater market risk than more diversified funds.

Each Fund is considered to be non-diversified. As a result, each Fund is exposed to additional market risk. A non-diversified fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, changes in the market value of a single portfolio security could cause greater fluctuations in share price than would occur in a diversified fund. Furthermore, non-diversified funds are more susceptible to any single political, regulatory or economic occurrence.

Each Fund is not actively managed. A Fund may be affected by a general decline in certain market segments relating to a Fund's corresponding index. A Fund invests in securities included in or representative of its corresponding index regardless of its investment merit. A Fund generally will not attempt to take defensive positions in declining markets.

--------------------------------------------------------------------------------
RISK CONSIDERATIONS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  STYLE FUNDS
                           JULY 31, 2012 (UNAUDITED)

The First Trust Multi Cap Value AlphaDEX(R) Fund, the First Trust Multi Cap Growth AlphaDEX(R) Fund, the First Trust Mid Cap Core AlphaDEX(R) Fund, the First Trust Small Cap Core AlphaDEX(R) Fund, the First Trust Mid Cap Value AlphaDEX(R) Fund, the First Trust Mid Cap Growth AlphaDEX(R) Fund, the First Trust Small Cap Value AlphaDEX(R) Fund and the First Trust Small Cap Growth AlphaDEX(R) Fund may invest in small capitalization and/or mid capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

The First Trust Large Cap Value AlphaDEX(R) Fund and the First Trust Multi Cap Value AlphaDEX(R) Fund invest with a value-oriented investment style and may not be successful in realizing their respective investment objectives. Value companies may have experienced adverse business developments or may be subject to special risks that cause their securities to be out of favor, may never reach what may be their full value or may go down in price.

The First Trust Large Cap Growth AlphaDEX(R) Fund and the First Trust Multi Cap Growth AlphaDEX(R) Fund invest with a growth-oriented investment style and may not be successful in realizing their respective investment objectives. Securities of growth companies may experience significant fluctuations in price in response to economic, political, regulatory, company specific, sector or market developments, changes in perceptions or interest rate changes.

Each of the First Trust Large Cap Core AlphaDEX(R) Fund, the First Trust Mid Cap Core AlphaDEX(R) Fund, the First Trust Small Cap Core AlphaDEX(R) Fund, the First Trust Large Cap Value AlphaDEX(R) Fund, the First Trust Large Cap Growth AlphaDEX(R) Fund, the First Trust Mid Cap Value AlphaDEX(R) Fund, the First Trust Mid Cap Growth AlphaDEX(R) Fund, the First Trust Small Cap Value AlphaDEX(R) Fund, the First Trust Small Cap Growth AlphaDEX(R) Fund and the First Trust Mega Cap AlphaDEX(R) Fund normally invests at least 90% of its assets in common stocks that comprise the Index upon which it is based. The securities of companies represented in the Index upon which each Fund is based generally have market capitalizations that are consistent with the name of the Index. For purposes of determining the market capitalization range of such securities, the Fund will use the current range of the Index upon which it is based. However, the Fund will not be forced to sell a stock because the stock has exceeded or fallen below the current market capitalization range of the Index. Because of market movement, there can be no assurance that the securities in a Fund will stay within a given market capitalization range. As a result, each Fund may be exposed to additional risk or may not give investors the opportunity to invest fully in a given market capitalization range.

Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a Fund's assets can decline as can the value of a Fund's distributions. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

The Funds may invest in non-U.S. securities publicly traded in the United States. Securities issued by non-U.S. companies present risks beyond those of securities of U.S. issuers. Risks of investing in non-U.S. securities include: different accounting standards; expropriation, nationalization or other adverse political or economic developments; currency devaluation, blockages or transfer restrictions; changes in non-U.S. currency exchange rates; taxes; restrictions on non-U.S. investments and exchange of securities; and less government supervision and regulation of issuers in non-U.S. countries. Prices of non-U.S. securities also may be more volatile.

     NOT FDIC INSURED         NOT BANK GUARANTEED         MAY LOSE VALUE

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

 PRIVACY POLICY OF FIRST TRUST PORTFOLIOS L.P. AND FIRST TRUST ADVISORS L.P. ("FIRST TRUST")

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

     o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

     o Information about your transactions with us, our affiliates or others;

     o Information we receive from your inquiries by mail, e-mail or telephone; and

     o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

     o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

     o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

PRIVACY ONLINE

We allow third-party companies, including AddThis (a social media sharing service), to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

September 2012

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FIRST TRUST

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
STYLE FUNDS



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        INVESTMENT ADVISOR
        First Trust Advisors L.P.
        120 East Liberty Drive, Suite 400
        Wheaton, IL 60187


        ADMINISTRATOR, CUSTODIAN,
        FUND ACCOUNTANT &
        TRANSFER AGENT
        The Bank of New York Mellon
        101 Barclay Street
        New York, NY 10286


        INDEPENDENT REGISTERED
        PUBLIC ACCOUNTING FIRM
        Deloitte & Touche LLP
        111 S. Wacker Drive
        Chicago, IL  60606

        LEGAL COUNSEL
        Chapman and Cutler LLP
        111 W. Monroe Street
        Chicago, IL 60603




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[BLANK BACK COVER]


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ITEM 2. CODE OF ETHICS.

      (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

      (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

      (d) The registrant, during the period covered by this report, has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

      (e) Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of trustees has determined that Thomas

R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $0 for 2011 and $430,500 for 2012.

      (b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for 2011 and $0 for 2012.

      Audit-Related Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for 2011 and $0 for 2012.

      (c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $60,242.86 for 2011 and $68,250.00 for 2012. These fees were for tax consultation.

      Tax Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser and distributor were $0 for 2011 and $0 for 2012.

      (d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2010 and $0 for 2011.

      All Other Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant's investment adviser and distributor, other than the services reported in paragraphs (a) through (c) of this Item were $3,720.00 for 2011 and $6,600.00 for 2012 for the Adviser and $35,433.00 for 2011 and $86,065 for 2012 for the Distributor.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

      (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant's investment adviser and distributor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(C) or paragraph(C)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

           Registrant:                          Adviser and Distributor:
           -----------                          ------------------------

             (b) 0%                                      (b) 0%

             (c) 0%                                      (c) 0%

             (d) 0%                                      (d) 0%

      (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

      (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for 2010 were $66,000 for the registrant, $36,000 for the registrant's investment adviser and $37,300 for the registrant's distributor, and for 2011 were $60,242.86 for the registrant, $3,720 for the registrant's investment adviser and $35,433 for the registrant's distributor.

      (h) The registrant's audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEMS 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the registrant is comprised of: Richard E. Erickson, Thomas R. Kadlec, Robert F. Keith and Niel B. Nielson.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407 (c) (2) (iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22 (b) (15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15
        (b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)     (2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
        Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)     (3) Not Applicable

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)              First Trust Exchange-Traded AlphaDEX(R) Fund
                 -------------------------------------------------------------

By (Signature and Title)*       /s/ Mark R. Bradley
                                ------------------------------------------------
                                Mark R. Bradley, President and
                                Chief Executive Officer
                                (principal executive officer)

Date  September 24, 2012
     -----------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*       /s/ Mark R. Bradley
                                ------------------------------------------------
                                Mark R. Bradley, President and
                                Chief Executive Officer
                                (principal executive officer)

Date  September 24, 2012
     -----------------------

By (Signature and Title)*       /s/ James M. Dykas
                                ------------------------------------------------
                                James M. Dykas, Treasurer,
                                Chief Financial Officer and
                                Chief Accounting Officer
                                (principal financial officer)

Date  September 24, 2012
     -----------------------

* Print the name and title of each signing officer under his or her signature.